UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-04615
HARTFORD HLS SERIES FUND II, INC.
(Exact name of registrant as specified in charter)
P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)
Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: (860) 843-9934
Date of fiscal year end: December 31, 2008
Date of reporting period: January 1, 2008 — December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Hartford Series Fund, Inc. Hartford HLS Series Fund II, Inc. Annual Report December 31, 2008

• Manager Discussions
• Financials

Hartford Series Fund, Inc.
Hartford HLS Series Fund II, Inc.

Manager Discussions (Unaudited)	1
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Financial Statements:
Schedule of Investments as of December 31, 2008:
Hartford Advisers HLS Fund	62
Hartford Capital Appreciation HLS Fund	67
Hartford Disciplined Equity HLS Fund	72
Hartford Dividend and Growth HLS Fund	74
Hartford Equity Income HLS Fund	76
Hartford Fundamental Growth HLS Fund	78
Hartford Global Advisers HLS Fund	80
Hartford Global Equity HLS Fund	87
Hartford Global Growth HLS Fund	93
Hartford Global Health HLS Fund	95
Hartford Growth HLS Fund	97
Hartford Growth Opportunities HLS Fund	99
Hartford High Yield HLS Fund	101
Hartford Index HLS Fund	106
Hartford International Growth HLS Fund	112
Hartford International Opportunities HLS Fund	114
Hartford International Small Company HLS Fund	117
Hartford LargeCap Growth HLS Fund	119
Hartford MidCap HLS Fund	121
Hartford MidCap Growth HLS Fund	123
Hartford MidCap Value HLS Fund	126
Hartford Money Market HLS Fund	128
Hartford Small Company HLS Fund	130
Hartford SmallCap Growth HLS Fund	135
Hartford SmallCap Value HLS Fund	140
Hartford Stock HLS Fund	147
Hartford Total Return Bond HLS Fund	149
Hartford U.S. Government Securities HLS Fund	159
Hartford Value HLS Fund	164
Hartford Value Opportunities HLS Fund	166
FAS 157 Disclosure of Investment Valuation Hierarchy Levels as of December 31, 2008	168
Statements of Assets and Liabilities as of December 31, 2008	174
Statements of Operations for the Year Ended December 31, 2008	180
Statements of Changes in Net Assets for the Years Ended December 31, 2008 and December 31, 2007	186
Notes to Financial Statements	196
Financial Highlights	216
Report of Independent Registered Public Accounting Firm	224
Directors and Officers (Unaudited)	225
Shareholder Meeting Results (Unaudited)	227
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	227
Quarterly Portfolio Holdings Information (Unaudited)	227
Expense Example (Unaudited)	228
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	230

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Barclays Capital Government/Credit Bond Index is an unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks maximum long-term total return.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Advisers IA	-31.64%	-2.13%	-0.41%

Advisers IB	-31.81%	-2.38%	-0.63%

Barclays Capital Government/Credit Bond Index	5.70%	4.64%	5.64%

S&P 500 Index	-36.99%	-2.19%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Advisers HLS Fund returned -31.64% for the twelve-month period ended December 31, 2008, versus the returns of -36.99% for the S&P 500 Index and 5.70% for the Barclays Capital Government/Credit Bond Index. The Fund underperformed the
-29.60% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.
Why did the Fund perform this way?
The one-year period ended December 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as a widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of the large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the bankruptcy of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy weakened further, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a U.S. and global recession, investors sought to shed risk, punishing equity and credit-related securities broadly in favor of the safety of government bonds. The credit crunch intensified as lending standards tightened and broad-based deleveraging occurred. During the period, the U.S. Federal Reserve cut the federal funds rate to a target range of 0% - 0.25% and indicated that low rates are likely to persist for an extended period of time. The government also introduced a number of liquidity programs in an effort to alleviate pressures in the fixed income markets and renew investor confidence.

1

Treasury yields reached record lows, economic conditions deteriorated further, and a U.S. recession was confirmed in December.
Equity markets as measured by the S&P 500 returned -36.99% during the period, as all sectors within the index posted double-digit declines. Financials (-56%), Materials (-46%), and Information Technology (-43%) were the biggest laggards, while traditionally defensive sectors Consumer Staples (-15%) and Health Care (-23%) declined the least. The bond market, as measured by the Barclays Capital Government/Credit Index, returned +5.7% during the period. However, amid the flight to quality, Treasury securities rose while most non-Treasury fixed income sectors fell.
The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portion of the Fund both underperformed their respective benchmarks. Asset allocation detracted from the Fund’s performance as the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to equities and underweight (i.e. the Fund’s sector position was less than the benchmark position) to fixed income hurt relative (i.e. performance of the Fund as measured against the benchmark) returns.
Equity underperformance versus the benchmark was primarily driven by security selection, which was weakest in Financials, Information Technology, and Energy. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from performance due to underweight exposures to Consumer Staples and Utilities, and overweight exposures to Financials and Information Technology.
Stocks that detracted the most from the equity portion of the Fund’s relative returns during the period were Washington Mutual (Financials), Gazprom (Energy) and Lehman Brothers (Financials). Shares of consumer and small business banking company Washington Mutual fell significantly early in the year on fears that the losses it would incur on its residential real estate portfolio could force another dilutive capital raise and depress earnings for the next several years. We believed the company had substantial resources to weather the current environment and absorb the coming losses through the credit cycle. However, the FDIC forced the company’s hand by publicly expressing concern about the quality of their mortgage assets and by facilitating an acquisition by JP Morgan to minimize future risk to FDIC insurance assets. Gazprom, the world’s largest natural gas producer, saw its shares fall amid a weakening economic environment, escalating geopolitical concerns, and declining natural gas prices. Investment bank Lehman Brothers’ shares collapsed as the company fell victim to the financial crisis during the third quarter; lack of confidence, a liquidity crisis, and an inability to attract a partner ultimately led to the firm’s demise. Significant detractors from absolute (i.e. total return) returns also included General Electric (Industrials), Alcoa (Materials) and Goldman Sachs (Financials).
Top contributors to equity performance, on a relative basis, during the period were Shionogi (Health Care), Delta Air Lines (Industrials) and Comcast (Consumer Discretionary). Shares of Shionogi, a Japanese pharmaceutical company, rose after the company reported steady earnings growth driven by sales of cholesterol-lowering drug Crestor and allergy drug Claritin. Delta Air Lines’ share price rallied on falling oil prices in the second half of the year. Shares of cable company Comcast outperformed as the company’s solid operating results during a challenging economic environment helped the stock price. The Fund’s holdings in Qualcomm (Information Technology) and Genentech (Health Care) also contributed positively to the equity portion of the Fund’s returns on an absolute basis.
The fixed income portion of the Fund underperformed its benchmark primarily due to its overweight allocations to spread sectors (i.e. those that offer yield premiums over Treasuries). The Fund’s allocations to mortgage-backed securities (MBS), in particular nonagency MBS, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS), and an overweight to corporate bonds all detracted from relative results. During the twelve-month period, mortgage-backed pass-through securities underperformed duration-equivalent Treasuries due to increased interest rate volatility and a lack of market liquidity which led to forced selling of even higher quality assets. Nonagency MBS also suffered in this environment as the liquidity premium combined with elevated risk aversion pushed valuations materially lower. CMBS spreads widened as recession concerns mounted and speculation increased that commercial real estate defaults would rise. Corporate spreads also widened amid growing risk aversion, a lack of liquidity, and the largest bankruptcy in corporate bond history, Lehman Brothers. The Fund’s overweight positioning in these sectors detracted from relative performance. In addition, the Fund was positioned with an overweight to corporate debt issued by Financials. Financial issuers, at the epicenter of the credit crunch, underperformed and the Fund’s credit security selection had a negative impact on relative results.
What is the outlook?
We believe that recent government intervention will reduce systemic risk. However, U.S. economic fundamentals remain weak and the risk of further downside surprises in growth remains.
The equity portion of the Fund is managed with a large cap, core approach. We apply a bottom-up investment process in constructing a diversified portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity,

2

accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Information Technology, Financials and Consumer Discretionary, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 were in Utilities, Consumer Staples, and Telecommunication Services.
The fixed income portion of the Fund ended the period positioned with a neutral duration (i.e. a measure of interest rate sensitivity) posture. We expect that the global slowdown will lead to further write-downs and deleveraging for corporations as the financial system struggles to raise new capital and that profits will be pressured amid slower growth. However, as of the end of the period, the Fund valuations were attractive with spreads at levels wider than in past recessions, and we positioned the Fund with an overweight to the credit sector. Government initiatives were focused on the mortgage sector and mortgage spreads continue to be attractive relative to Treasuries. The Fund ended the period with an allocation to MBS pass-throughs and select non-agency MBS, where default concerns priced into the valuations were excessive. In the CMBS market, wide spreads reflect deteriorating fundamentals. We continue to believe that there is strong collateralization in senior CMBS tranches. These securities are priced for high levels of losses and we believe that the implied loss levels are too severe. We also held a modest allocation to the ABS sector primarily in auto and credit card deals at period end.
The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2008, the Fund’s equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.3%

Banks	2.9

Capital Goods	3.6

Commercial & Professional Services	0.3

Consumer Cyclical	0.6

Consumer Staples	0.9

Diversified Financials	7.9

Energy	9.9

Finance	10.9

Food & Staples Retailing	3.3

Food, Beverage & Tobacco	2.4

General Obligations	0.5

Health Care	0.7

Health Care Equipment & Services	3.2

Household & Personal Products	0.4

Insurance	0.5

Materials	2.0

Media	3.5

Pharmaceuticals, Biotechnology & Life Sciences	7.5

Retailing	4.0

Semiconductors & Semiconductor Equipment	3.2

Services	0.2

Software & Services	4.1

Technology	1.3

Technology Hardware & Equipment	5.6

Telecommunication Services	0.9

Transportation	3.4

U.S. Government Agencies	4.4

U.S. Government Securities	9.0

Utilities	1.3

Short-Term Investments	0.8

Other Assets and Liabilities	0.5

Total	100.0%

Distribution by Security Type
as of December 31, 2008

Percentage of
Security Type	Net Assets

Asset & Commercial Mortgage Backed Securities	2.2%

Common Stocks	68.1

Corporate Bonds: Investment Grades	14.5

Municipal Bonds	0.5

U.S. Government Agencies	4.4

U.S. Government Securities	9.0

Short-Term Investments	0.8

Other Assets and Liabilities	0.5

Total	100.0%

3

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Capital Appreciation IA	-45.59%	0.44%	5.41%

Capital Appreciation IB	-45.73%	0.19%	5.17%

Russell 3000 Index	-37.31%	-1.95%	-0.80%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Saul J. Pannell, CFA	Mario E. Abularach, CFA, CMT	Jeffrey L. Kripke	David W. Palmer, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President
Nicolas M. Choumenkovitch	Peter I. Higgins, CFA	Paul E. Marrkand, CFA
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Capital Appreciation HLS Fund returned -45.59% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 3000 Index, which returned -37.31% for the same period. The Fund also underperformed the
-38.66% return of the average fund in the Lipper Multi-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
After rising for five consecutive years, equity markets, as measured by the Russell 3000 Index, fell in 2008 as investors sought to shed risk in response to increasing concerns about the financial system and a looming global recession. An extended credit crunch has reshaped the financial landscape, beginning with the near collapse of the large investment bank Bear Stearns in February and culminating more recently in the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also slowed, sending energy and commodities prices lower.
Weakness was broad-based as every sector in the Russell 3000 Index declined by double digit amounts. Financials (-50%), Materials (-47%), and Information Technology (-43%) led the way lower. Relative strength was seen in traditionally defensive sectors Consumer Staples (-17%), Health Care (-24%), and Utilities (-28%).
The Fund underperformed its benchmark primarily due to weak stock selection. Fund results trailed those of the benchmark in nine of ten economic sectors, with the largest underperformance in the Materials, Financials, and Energy sectors. Selection was stronger in Information Technology. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was a negative contributor, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Consumer Staples and Utilities. The Fund benefited from a modest cash position, which helped relative (i.e. performance of the Fund as measured against the benchmark) performance in a downward-trending market.

4

The largest detractors from relative returns were Vedanta Resources (Materials), Ford Motor (Consumer Discretionary), and American International Group (AIG) (Financials). Vedanta, a diversified London-based mining company with operations in India, Zambia and Australia, was negatively impacted by falling commodity prices and negative investor reaction to a proposed reorganization plan. Shares of automotive company Ford Motor fell on concerns about the company’s near term earnings outlook and the unexpected retirement of its Chief Financial Officer. Insurer AIG saw its shares plummet as liquidity constraints and credit rating downgrades led to an unprecedented government bailout of the firm. The Fund also was negatively impacted by its underweight position in Exxon Mobil, a relatively strong performer during the year. Top detractors from absolute (i.e. total return) results included industrial and financial conglomerate General Electric, financial services company Bank of America, and investment bank Goldman Sachs.
ACE (Financials), Teva Pharmaceuticals (Health Care), and Roche (Health Care) were among the top contributors to relative returns. ACE, a global property and casualty insurance company, got a share price boost from robust earnings results. Shares of Israeli drug manufacturer Teva Pharmaceuticals rose after the company reported better-than-expected earnings driven by strong sales of its multiple-sclerosis drug Copaxone. Shares of Swiss pharmaceutical company Roche benefited from positive news related to its portfolio of cancer drugs, including one used to treat rheumatoid arthritis. The Fund also benefited from its underweight position in Apple, shares of which fell significantly during the period. Top absolute contributors included airline operator Delta Air Lines, agricultural products company Archer-Daniels-Midland, and online travel firm Priceline.com.
What is the outlook?
Global equities tumbled over the past year on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research. These bottom-up investment decisions have resulted in overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in the Health Care, Financials, and Consumer Discretionary sectors and underweight exposure to Consumer Staples, Utilities, and Telecommunication Services. The Fund’s largest absolute positions were in the Health Care, Financials, and Information Technology sectors.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	1.9%

Banks	2.6

Capital Goods	9.8

Commercial & Professional Services	0.5

Consumer Durables & Apparel	0.7

Consumer Services	0.4

Diversified Financials	8.6

Energy	10.9

Finance	0.9

Food & Staples Retailing	0.5

Food, Beverage & Tobacco	3.0

Health Care Equipment & Services	6.3

Household & Personal Products	0.7

Insurance	5.2

Materials	4.7

Media	3.4

Other Investment Pools and Funds	0.7

Pharmaceuticals, Biotechnology & Life Sciences	12.2

Real Estate	0.5

Retailing	4.5

Semiconductors & Semiconductor Equipment	1.5

Software & Services	5.9

Technology Hardware & Equipment	7.9

Telecommunication Services	2.3

Transportation	1.3

Utilities	1.2

Short-Term Investments	1.0

Other Assets and Liabilities	0.9

Total	100.0%

5

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Disciplined Equity IA	-37.27%	-2.46%	-0.98%

Disciplined Equity IB	-37.43%	-2.70%	-1.21%

S&P 500 Index	-36.99%	-2.19%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

James A. Rullo, CFA	Mammen Chally, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Disciplined Equity HLS Fund returned -37.27% for the one year period ended December 31, 2008, underperforming its benchmark, the S&P 500 Index, which returned -36.99% for the same period. The Fund outperformed the -38.76% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one-year period ended December 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-37%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P 400 MidCap and Russell 2000 indices, respectively. Growth (-38%) and Value (-37%) stocks also declined, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Weakness was widespread during the period as all sectors in the S&P 500 posted large double-digit negative returns. Financials (-56%), Materials (-46%) and Information Technology (-43%) posted the largest losses. Consumer Staples (-15%) was the best relative performer given the defensive nature of the companies within the sector.
The Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance was primarily due to weak security selection in Health Care and Consumer Discretionary, offsetting favorable stock selection in Financials and Information Technology. Sector allocation, which is a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to benchmark-relative performance primarily due to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to the Health Care sector and underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to Financials and Materials.

6

The largest detractors on a relative basis were Assurant (Financials), Health Care Services stocks UnitedHealth and WellPoint, and Energy stock Exxon Mobil. Shares of insurance holding company Assurant, whose main business lines include homeowners insurance and credit protection, declined in response to the widespread credit contraction. Shares of insurers UnitedHealth Group and WellPoint fell on sector-wide concerns of increasing medical claims rates and physician cost estimates. The Fund’s underweight position in integrated oil and natural gas company Exxon Mobil hurt relative performance as the firm’s track record of high returns on capital, strong cash flow generation, and solid balance sheet positioning provided a relatively safe haven within the Energy sector. Other top detractors from absolute (i.e. total return) returns included energy-related stocks Marathon Oil and Hess.
Top contributors to relative performance during the period were Amgen (Health Care), Occidental Petroleum (Energy) and Bristol-Myers Squibb (Health Care). Leading biotechnology company Amgen reported positive, long awaited phase three data for its osteoporosis drug in development, Denosumab. The drug may be more effective than currently available products and thus far has an acceptable safety profile. Shares of the fourth-largest U.S. oil company by value, Occidental Petroleum, rose due to better-than-expected earnings driven by strong crude oil prices during the first half of 2008 before sliding sharply in the second half of the year. Shares of drug-maker Bristol-Myers Squibb rose following news that the company and Exelixis, a biotechnology company, signed an agreement to collaborate on the research and development of two novel molecules to treat cancer. Both molecules are within various stages of clinical trials. Relative performance also benefited from not owning Financials stocks AIG and Citigroup and Industrials stock General Electric. All three companies’ shares fell sharply during the period. Other top absolute contributors included Visa (Information Technology) and U.S. Steel (Materials).
What is the outlook?
Global equities tumbled over the past year on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment, the Fund continues to focus on stock selection as the key driver of returns, using proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight the Health Care and Information Technology sectors and most underweight the Energy, Consumer Discretionary and Industrials sectors.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	4.1%

Capital Goods	5.2

Commercial & Professional Services	0.8

Diversified Financials	2.9

Energy	9.3

Food & Staples Retailing	4.0

Food, Beverage & Tobacco	6.1

Health Care Equipment & Services	5.3

Household & Personal Products	0.5

Insurance	4.6

Materials	1.8

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	18.2

Real Estate	0.9

Retailing	3.0

Semiconductors & Semiconductor Equipment	1.2

Software & Services	10.0

Technology Hardware & Equipment	7.1

Telecommunication Services	3.0

Transportation	2.1

Utilities	4.9

Short-Term Investments	1.7

Other Assets and Liabilities	0.8

Total	100.0%

7

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks a high level of current income consistent with growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Dividend and Growth IA	-32.43%	0.96%	2.49%

Dividend and Growth IB	-32.60%	0.70%	2.26%

Russell 1000 Value Index	-36.85%	-0.79%	1.36%

S&P 500 Index	-36.99%	-2.19%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Dividend and Growth HLS Fund returned -32.43% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the S&P 500 Index, which returned -36.99% for the same period. The Fund also outperformed the -35.83% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one year period ended December 31, 2008 was one of the most volatile in recent history. After a positive start to the year, global equity markets stumbled as credit- related issues contributed to the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk.
Overall equity market performance was weak for the period across all market capitalizations: large cap equities (-37%), mid caps (-36%), and small caps (-34%) declined as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices respectively. During the twelve month period all sectors within the S&P 500 Index posted sharp negative returns led lower by Financials (-56%), Materials (-46%) and Information Technology (-43%). Traditionally defensive sectors Consumer Staples (-15%) and Health Care (-23%) declined the least.
The Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the S&P 500 Index

8

was due to both stock selection and sector allocation. Stock selection was strongest in the Information Technology, Energy and Financials sectors. An underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Information Technology and Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Energy contributed positively to benchmark-relative performance. The Fund also benefited from a modest cash position in a declining equity market.
The Fund’s top contributors to relative performance during the period were Chevron (Energy), AstraZeneca (Health Care), and Nestle (Consumer Staples). Chevron benefited from the rally in crude oil and natural gas prices during the first part of the period, pushing the company’s shares higher. Shares of pharmaceutical company AstraZeneca gained as the market’s near-term worries over patent risk for Seroquel and Nexium eased, and cholesterol drug Crestor beat cautious expectations. Shares of Nestle performed well as the world’s largest food maker reported strong earnings driven by volume growth from emerging markets and better-than-expected margins. Retail giant Wal-Mart (Consumer Staples), specialty materials company Rohm & Haas (Materials), and insurer MetLife (Financials) were top contributors to the Fund’s absolute (i.e. total return) performance.
Top detractors from relative performance were Johnson & Johnson (Health Care), UBS (Financials), and Deere & Company (Industrials). Johnson & Johnson, a medical device, consumer product, and pharmaceutical company, performed relatively well during the period due to its diversified business model. The Fund did not hold shares in the company, which hurt relative performance. Diversified financials firm UBS was hurt by the credit and liquidity crises that continue to impact financial companies. Additionally, lawsuits in the U.S. regarding illegal sheltering of client assets from U.S. taxes have resulted in unwanted publicity for their U.S. wealth management business. Shares of Deere, an agricultural equipment company, moved lower on soft commodity prices, concerns about the fiscal health of farmers around the globe, and on fears that its captive finance company would have problems funding itself. Bank of America (Financials) and General Electric (Industrials) were top detractors from the Fund’s absolute performance.
What is the outlook?
Liquidity constraints continued to dominate the economic landscape at the end of the year as the Federal Government was forced to undertake its largest role in the economy since the Great Depression. Despite an equity market bounce to finish the year, the economic outlook remains grim. Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. In Financials, balance sheet exposures appear to be playing out. Credit supply is tight, but demand is low. We remain positive on natural gas and oil, despite their recent poor performance and have therefore maintained an overweight to the Energy sector.
At the end of the period, our largest overweights were to the Energy, Telecommunication Services, and Utilities sectors, while we were most underweight the Information Technology, Consumer Staples, and Consumer Discretionary sectors relative to the S&P 500 Index.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.7%

Banks	3.7

Capital Goods	9.0

Commercial & Professional Services	1.6

Diversified Financials	6.2

Energy	18.2

Food & Staples Retailing	2.3

Food, Beverage & Tobacco	4.2

Health Care Equipment & Services	2.4

Household & Personal Products	1.8

Insurance	4.8

Materials	3.7

Media	3.6

Pharmaceuticals, Biotechnology & Life Sciences	12.0

Retailing	1.3

Semiconductors & Semiconductor Equipment	1.3

Software & Services	3.1

Technology Hardware & Equipment	4.6

Telecommunication Services	6.0

Transportation	1.8

Utilities	6.1

Short-Term Investments	1.2

Other Assets and Liabilities	0.4

Total	100.0%

9

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 10/31/03 - 12/31/08
Growth of $10,000 investment
Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal – Seeks a high level of current income
consistent with growth of capital.
Average Annual Returns (as of 12/31/08)

	1 Year	5 Year	Since Inception

Equity Income IA	-28.76%	1.09%	2.50%

Equity Income IB	-28.94%	0.84%	2.24%

Russell 1000 Value Index	-36.85%	-0.79%	0.65%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

John R. Ryan, CFA*	W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Equity Income HLS Fund returned -28.76% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the Russell 1000 Value Index, which returned -36.85% for the same period. The Fund also outperformed the
-35.83% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Liquidity constraints dominated the economic landscape over the last year, leading the Federal Government to undertake its largest role in the markets since the Great Depression. Failures and forced mergers crippled financial services companies while insurers faced new questions about the health of their business. Investors looked to shed risk at every possible opportunity, providing a headwind for equities broadly.
All ten broad economic sectors of the Fund’s Russell 1000 Value benchmark declined sharply during the year. Financials (-52%), Information Technology (-49%), and Materials (-48%) performed the worst; the relative winners in this environment were less economically-sensitive areas like Consumer Staples (-17%), Health Care (-20%), and Utilities (-24%). Small cap, mid cap and large cap stocks all declined during the period, as measured by the Russell 2000 -34%, S&P 400 MidCap -36% and S&P 500 -37% indices, respectively. Value and growth stocks performed equally poorly: the Russell 1000 Value’s -37% return was marginally better than the Russell 1000 Growth’s -38% loss.
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was favorable stock selection, as Fund results exceeded those of the benchmark in nine of ten economic sectors. Selection was most additive within Financials, Health Care, and Consumer Discretionary. In addition, allocation among sectors, which is driven by bottom-up (i.e. stock by stock fundamental research) fundamental research, helped performance, particularly the Fund’s overweight (i.e. the Fund’s

10

sector position was greater than the benchmark position) positions in Consumer Staples and Utilities and underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials.
Among the top contributors to benchmark-relative returns were our positions in Abbott Laboratories (Health Care), ACE (Financials), and Waste Management (Industrials). Shares of Abbott Labs rose on robust sales of the company’s blockbuster arthritis drug Humira, as well as stronger sales in the company’s stents and other heart-related devices. ACE’s stock benefited from investor preference for companies with stable balance sheets and solid free cash flow, as well as the perception that the company would gain market share from beleaguered AIG, one of the world’s largest insurance firms. Waste Management saw its shares gain on strong quarterly earnings results. Relative performance also benefited from stocks we avoided or were underweight. We did not hold American International Group (Financials), whose shares declined as liquidity constraints and credit rating downgrades forced the Federal Reserve to undertake the largest bailout of a private company in the country’s history. We had an underweight exposure to Citigroup (Financials), which saw its shares fall as investors questioned the firm’s balance sheet exposures and ability to weather the credit crisis. Top contributors to absolute (i.e. total return) returns during the year included Merck (Health Care), Occidental Petroleum (Energy), and General Mills (Consumer Staples).
Top detractors from benchmark-relative returns were Johnson & Johnson (Health Care), Procter & Gamble (Consumer Staples) and Amgen (Health Care). All three performed relatively well during the period; however, we chose not to own them in favor of companies which we believed had better fundamentals. Other top detractors from relative returns included Wells Fargo (Financials), Lloyds (Financials), and UBS (Financials). We were underweight Wells Fargo earlier in the year when its share price performance was relatively strong, hurting relative results. We have since increased our exposure to the company. Shares of Lloyds were weak due to concerns that the slowing UK economy would result in higher credit losses, while UBS’ stock declined due to the company’s mortgage-related securities exposure, which was much higher than expected. The top three detractors from absolute performance were Bank of America (Financials), General Electric (Industrials), and Conoco Phillips (Energy).
What is the outlook?
In the latter part of the year, credit market and banking concerns led to further economic distress in the industrial and commercial sectors. This distress was reflected in the market’s slide during the fourth quarter as investors grew more uncertain about the depth and duration of the downturn. Central banks and governments are throwing every relief tool into the mix. These actions are likely to have a beneficial effect over the short term, but their long-term impact is still unknown.
We believe that equity markets incorporated a deep recession into valuations during the fourth quarter. Prices and valuations consequently began to approach attractive levels, even given a continuing decline in the economy. Accordingly, we reduced holdings in some of the more defensive names, such as Utilities, Health Care, and Consumer Staples stocks, while we increased positions in Industrials, Consumer Discretionary, and Information Technology.
*As disclosed in the Fund’s prospectus, as of July 1, 2008, John R. Ryan is no longer involved in the management of the Fund. Mr. Reckmeyer, Ms. Grimes, and Mr. Link have succeeded Mr. Ryan in the management of the Fund. All three portfolio managers have been longstanding members of the Equity Income team and have worked closely with Mr. Ryan.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	7.6%

Capital Goods	8.4

Commercial & Professional Services	3.6

Consumer Durables & Apparel	0.5

Diversified Financials	6.2

Energy	16.1

Food & Staples Retailing	0.7

Food, Beverage & Tobacco	9.1

Household & Personal Products	2.0

Insurance	5.9

Materials	3.5

Pharmaceuticals, Biotechnology & Life Sciences	8.6

Real Estate	0.3

Retailing	5.4

Semiconductors & Semiconductor Equipment	1.4

Software & Services	2.6

Telecommunication Services	5.7

Transportation	1.0

Utilities	9.0

Short-Term Investments	2.2

Other Assets and Liabilities	0.2

Total	100.0%

11

Hartford Fundamental Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 12/31/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	Since Inception

Fundamental Growth IA	-41.25%	-3.40%	-2.15%

Fundamental Growth IB	-41.39%	-3.64%	-2.38%

Russell 1000 Growth Index	-38.44%	-3.42%	-4.50%

S&P500 Index	-36.99%	-2.19%	-2.36%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford Fundamental Growth HLS Fund returned -41.25% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 1000 Growth Index, which returned -38.44% and the S&P 500 Index, which returned -36.99% for the same period. The Fund performed in line with the -41.68% return of the average fund in the Lipper Large Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one-year period ended December 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a global recession, equity investors sought to shed risk, punishing equity securities broadly.
Small cap (-34%), mid cap (-36%), and large cap stocks (-37%) declined in unison during the period, as measured by the Russell 2000, S&P 400 MidCap, and S&P 500 indices, respectively. Value (-37%) and Growth (-38%) stocks performed similarly during the period, as measured by the Russell 1000 Value and Russell 1000 Growth indices. There were no safe havens, as all ten sectors within the Russell 1000 Growth Index posted negative returns. Financials (-53%), Energy (-50%), and Materials (-46%) declined the most, while traditionally defensive sectors Consumer Staples (-16%) and Health Care (-25%) declined the least.
The Fund underperformed relative to its benchmark during the period primarily due to weak stock selection. Weak stock

12

selection in Materials, Industrials, and Financials was only partially offset by strong stock selection in the Consumer Discretionary, Utilities, and Energy sectors. An underweight (i.e. the Fund’s sector position was less than the benchmark position) in Consumer Staples also detracted from benchmark-relative returns.
Top detractors from relative (i.e. performance of the Fund as measured against the benchmark) performance included Freeport-McMoRan (Materials), Hercules Offshore (Energy), and NII Holdings (Telecommunication). Shares of Louisiana-based copper and gold mining company Freeport-McMoRan fell due to slowing growth in emerging markets and falling metal prices. Hercules, a provider of shallow-water drilling and marine services to the oil and natural gas exploration and production industry, saw its shares fall after the company reported second quarter earnings that were weaker than expected. Earnings were hurt by a steep escalation in costs and expenses. Shares of wireless communication services provider NII Holdings fell amid concerns about the negative effects of a global economic slowdown. Corning (Information Technology) and Microsoft (Information Technology) also detracted from the Fund’s absolute (i.e. total return) performance.
The three largest contributors to relative performance were Amgen (Health Care), AstraZeneca (Health Care), and Accenture (Information Technology). Shares of leading biotechnology company Amgen outperformed after the company announced better than expected quarterly results and raised its guidance for fiscal year 2008 revenue and earnings. The company also reported positive, long awaited Phase 3 data for its osteoporosis drug in development, Denosumab. Pharmaceutical company AstraZeneca’s shares rose as investors’ near-term concerns over patent risk for Seroquel and Nexium eased and Crestor beat cautious expectations. Accenture’s shares outperformed over the period as the resiliency of its business model during this economic downturn allowed it to post solid results and future guidance. Holdings in leading biotechnology company Genentech (Health Care) and McDonald’s (Consumer Discretionary) were also among top contributors to absolute performance.
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified portfolio of high-quality growth companies with attractive valuations. As a result of this bottom-up (i.e. stock by stock fundamental research) process, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care sector, where we are finding attractive growth opportunities. We were also overweight the Information Technology, Telecommunication Services, and Energy sectors. At the end of the period, the Fund was most underweight the Consumer Staples, Industrials, and Utilities sectors relative to the Russell 1000 Growth Index.
Diversification by Industry
 as of December 31, 2008

Percentage of
Industry	Net Assets

Capital Goods	8.2%

Consumer Durables & Apparel	2.6

Consumer Services	1.5

Diversified Financials	1.3

Energy	10.3

Food & Staples Retailing	4.0

Food, Beverage & Tobacco	4.3

Health Care Equipment & Services	8.7

Household & Personal Products	1.6

Insurance	3.4

Materials	1.7

Media	1.1

Pharmaceuticals, Biotechnology & Life Sciences	10.6

Retailing	4.5

Semiconductors & Semiconductor Equipment	1.5

Software & Services	13.3

Technology Hardware & Equipment	16.4

Telecommunication Services	3.4

Transportation	0.8

Short-Term Investments	1.8

Other Assets and Liabilities	(1.0)

Total	100.0%

13

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Barclays Capital Global Aggregate Index USD Hedged provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Investment goal — Seeks maximum long-term total rate of return.
Average Annual Returns(2,3) (as of 12/31/08)

	1 Year	5 Year	10 Year

Global Advisers IA	-32.50%	-0.04%	1.82%

Global Advisers IB	-32.67%	-0.29%	1.59%

Barclays Capital Global Aggregate Index USD Hedged	5.56%	4.98%	5.46%

MSCI World Growth Index	-40.90%	-0.84%	-2.29%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Matthew D. Hudson, CFA	Robert L. Evans	Scott M. Elliot	Evan S. Grace, CFA
Vice President and Equity Portfolio Manager	SeniorVice President, Partner, and Fixed Income Portfolio Manager	Senior Vice President, Partner, and Director of Asset Allocation Strategies	Vice President and Director of Asset Allocation Research
Andrew S. Offit, CPA	Jean-Marc Berteaux
Senior Vice President, Partner	Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford Global Advisers HLS Fund returned -32.50% for the twelve-month period ended December 31, 2008, versus the returns of -40.90 for the MSCI World Growth Index and 5.56% for the Barclays Capital Global Aggregate Index USD Hedged. The Fund underperformed the -26.52% return of the average fund in the Lipper Global Flexible Portfolio VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity and fixed income markets were down for the twelve months ended December 31, 2008, which was an extraordinary year in financial markets as nearly every asset class recorded significant price declines. Global equity markets suffered historic declines as the worldwide credit crisis persisted and deteriorating economic data pointed toward a global recession that may be deeper and more protracted than previously expected. Many investors responded to the financial crisis by shedding risk

14

broadly, increasing exposure to cash, and selling equities with little regard for the quality or valuation of their holdings. The MSCI World Growth Index returned -40.9% over the twelve months. Declines were broad-based as all ten sectors in the MSCI World Growth Index posted negative results for the twelve-month period. Financials, Energy, and Materials fell the most during the period.
Global fixed income markets were similarly fragile throughout much of 2008 as the ongoing credit crunch, a deteriorating U.S. housing market, and the onset of a global recession led lower-quality assets to underperform higher quality assets like U.S. Treasurys. As risk aversion remained elevated, investors sought to shed risk, pushing yield curves steeper and global rates lower, with Treasury yields establishing historically low levels, culminating in the periodically negative yields associated with U.S. Treasury bills. For much of the period, preservation of capital became the paramount concern and risk assets suffered, with all sectors underperforming Treasuries on a duration-equivalent basis. Buoyed by the strong performance of government debt, the Barclays Capital Global Aggregate Index USD Hedged returned 5.56% for the period.
The Fund trailed its benchmark primarily due to weak relative (i.e. performance of the Fund as measured against the benchmark) returns in the equity portion of the Fund. The fixed income portion also underperformed its benchmark for the period. Allocation among equities, bonds, and cash had only a minimal impact on relative performance during the period.
The underperformance of the Fund’s equities relative to the MSCI World Growth Index during the period was primarily a result of security selection. Positive stock selection in Materials was more than offset by weaker stock selection in the Financials, Information Technology, and Consumer Discretionary sectors. Sector allocation, which is a fall-out of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative performance as the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and Financials hurt benchmark-relative returns.
The top detractors from the equity portion of the Fund’s relative performance were Lehman Brothers (Financials), Electronic Arts (Information Technology), and Las Vegas Sands (Consumer Discretionary). Lehman Brothers, a U.S.-based investment bank, filed for bankruptcy in September as its exposure to mortgage-related securities caused asset write-downs and a liquidity crunch. Although we sold our holdings prior to the company’s bankruptcy due to concerns over the firm’s liquidity and solvency, the position was still a negative contributor. Video game company Electronic Arts reported an annual profit outlook that fell short of expectations as a drive to improve the quality of its products increased its costs, pushing the company’s shares lower. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings. Beverage company Carlsberg (Consumer Discretionary) also detracted from absolute (i.e. total return) performance.
MetroPCS Communications (Telecommunications), Teva Pharmaceuticals (Health Care), and Gilead Sciences (Health Care) were the leading contributors to benchmark-relative performance. Shares of wireless service provider MetroPCS Communications benefited from potential opportunities for growth as consumers shifted to low-cost wireless plans. Shares of the Israel-based drug manufacturer Teva rose after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug Copaxone. Biotechnology company Gilead benefited from its market-leadership position in HIV and AIDS treatments. Top absolute contributors included German insurance company Munich Re (Financials), media company Comcast (Consumer Discretionary), and telecommunications and media provider Softbank (Telecommunication Services).
The fixed income portion of the Fund underperformed its benchmark for the period. The portfolio generated positive results among its currency, yield curve and country strategies, but the results were not sufficient to offset the more significant losses generated in duration (i.e. a measure of interest rate sensitivity) and particularly, credit strategies. Overweight allocations among credit sectors, including MBS and CMBS, particularly hard-hit during the period, served as a drag on performance. Duration positions, including overweight allocations to Japanese inflation-linked debt, and positioning among corporate debt also detracted from results during the period. Currency positions were more favorable during the period as an underweight to the euro and the British pound aided results. Country and yield curve strategies were also favorable, with the latter providing a more modest lift, as positions benefited from expectations for steeper yield curves in the U.S. and Germany.
What is the outlook?
The seizing up of credit markets has resulted in the worst global slowdown since the early 1980s. Governments around the world have responded to the crisis with a myriad of rescue measures, and central banks around the world have also used monetary policy to loosen credit conditions, cutting rates aggressively in the second half of 2008. There are tentative signs that these measures are beginning to work, but it remains uncertain whether this government action will be sufficient to reignite global and domestic demand.
At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Health Care, Financials, Energy, and Information Technology in the equity portion of the Fund. The Fund held less-than-benchmark weights in Materials, Industrials, Utilities, Consumer Discretionary, and Consumer Staples names.

15

In the fixed income portion of the Fund, positioning at the end of the period reflected the fact that a deep, global recession is underway and additional policy stimulus is likely as central banks and governments focus their attention on weakening growth and protecting the financial system. In the U.S., recessionary readings on growth are likely to continue as the consumer remains plagued by debt deflation. Deleveraging will provide a significant headwind and lower commodity prices will ease inflationary pressures. We will look to position U.S. duration (i.e. a measure of interest rate sensitivity) tactically with a bias toward an underweight position versus Europe. The U.S. dollar is likely to remain range-bound in the months ahead while we expect the euro to weaken versus a broad range of currencies in the months ahead. As global deleveraging continues, the currencies of economies with large external financing needs are likely to remain under pressure. As the period drew to a close, we continued to maintain a modest overweight position in corporates in order to benefit from recent spread widening (i.e., increased credit spread or yield differential between Treasury securities and non-Treasury securities). As markets are fully engaged with the idea of a deep, global recession, we have focused positions on consumer noncyclicals and banking companies that are critically important to global and local economies and have good sources of funds and strong balance sheets.
From an asset allocation standpoint, the Fund ended the period with slight underweights to equities and fixed income and a slight overweight to cash.
Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Australia	1.9%

Austria	0.7

Belgium	0.4

Brazil	0.6

Canada	2.6

China	0.5

Denmark	1.4

Finland	0.1

France	5.6

Germany	5.7

Greece	0.5

Ireland	0.1

Israel	1.1

Italy	1.2

Japan	6.8

Luxembourg	1.2

Mexico	0.1

Netherlands	1.0

Norway	0.6

Poland	0.1

Portugal	0.2

Russia	0.3

Singapore	1.5

South Africa	0.1

Spain	2.0

Sweden	0.2

Switzerland	3.4

United Kingdom	5.6

United States	52.6

Short-Term Investments	0.6

Other Assets and Liabilities	1.3

Total	100.0%

Distribution by Security Type
as of December 31, 2008

Percentage of
Security Type	Net Assets

Asset & Commercial Mortgage Backed Securities	3.3%

Common Stocks	51.0

Corporate Bonds: Investment Grades	30.9

Corporate Bonds: Non-Investment Grades	0.1

U.S. Government Agencies	8.8

U.S. Government Securities	4.0

Short-Term Investments	0.6

Other Assets and Liabilities	1.3

Total	100.0%

Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	2.6%

Basic Materials	0.6

Capital Goods	5.4

Consumer Cyclical	0.6

Consumer Services	0.9

Consumer Staples	1.1

Diversified Financials	2.3

Energy	5.6

Finance	11.1

Food, Beverage & Tobacco	3.3

Foreign Governments	15.3

Health Care	0.9

Health Care Equipment & Services	1.6

Household & Personal Products	1.4

Insurance	1.2

Materials	3.4

Media	0.9

Pharmaceuticals, Biotechnology & Life Sciences	8.7

Retailing	0.4

Semiconductors & Semiconductor Equipment	0.4

Services	0.3

Software & Services	5.2

Technology	2.4

Technology Hardware & Equipment	3.3

Telecommunication Services	5.1

Transportation	0.9

U.S. Government Agencies	8.8

U.S. Government Securities	4.0

Utilities	0.4

Short-Term Investments	0.6

Other Assets and Liabilities	1.3

Total	100.0%

16

Hartford Global Equity HLS Fund inception 1/31/2008
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 1/31/08 - 12/31/08
Growth of $10,000 investment
MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. The index consists of 23 developed-market country indices, including the United States.
Investment goal – Seeks long-term capital appreciation.
Cumulative Returns (as of 12/31/08)

Since Inception

Global Equity IA	-37.87%

Global Equity IB	-38.01%

MSCI All Country World Index	-36.67%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Mark D. Mandel, CFA	Cheryl M. Duckworth, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Global Equity HLS Fund returned -37.87% for the eleven-month period ended December 31, 2008, underperforming its benchmark, the MSCI All Country World Index, which returned -36.67% for the same period. The Fund also underperformed the -34.76% return of the average fund in the Lipper Global Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The period was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit-crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a global recession, equity investors sought to shed risk. In this environment, all sectors within the MSCI All Country World Index posted double digit declines for the eleven-month period ending December 31st. Financials (-50%), Materials (-48%), and Industrials (-39%) declined the most while traditionally defensive sectors Health Care (-17%) and Consumer Staples (-18%) declined the least.
The Fund benefited from positive sector allocation, particularly an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials, as well as stock selection in Financials. However, these gains were more than offset by weak security selection, particularly in the Energy, Telecommunications Services, and Consumer Discretionary sectors.
The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) returns were Smurfit-Stone (Materials), Exxon Mobil (Energy), and Vale (Materials). Paper-based packaging products manufacturer Smurfit-Stone faced headwinds as higher energy prices drove up the costs of transportation and chemicals in the first half of the year. Then liquidity concerns and product demand pushed its shares even lower. Integrated oil and natural gas company Exxon Mobil benefited from its status as a safe haven within the energy sector during the period. However, the Fund’s underweight position in

17

Exxon Mobil hurt relative performance during the period. Brazil-based mining company Vale’s shares fell on concerns that slowing economic growth would lead to soft demand and weaker prices for key commodities, including iron ore and nickel. Russian natural gas supplier Gazprom (Energy) and DBS Group Holdings (Financials) were among the top detractors from absolute (i.e. total return) performance.
Top contributors to relative performance during the period included Eisai (Health Care), ACE (Financials), and Barr Pharmaceuticals (Health Care). Not holding troubled global insurance and financial services company AIG (Financials) also aided relative performance during the period. Shares of Japanese pharmaceutical company Eisai rose after the company posted solid earnings driven by strong global sales of the Alzheimer’s disease treatment, Aricept, and good domestic sales of ulcer treatment, Aciphex. ACE, a global property and casualty insurance company, benefited from robust earnings results, generated in part from the company’s strong balance sheet and troubles at rival AIG. Shares of specialty pharmaceutical company Barr Pharmaceuticals rose after the company received a stock and cash takeover offer from generic drug firm Teva Pharmaceutical. National City (Financials), FMC Corp (Materials), and Travelers (Financials) were top contributors to absolute performance.
What is the outlook?
As the market continues to price in a weak economic environment, equities may remain challenged and volatile. Governments and central banks have taken aggressive actions including cutting interest rates and injecting capital into institutions in order to provide stability and stimulate economic growth. Further intervention may be necessary to unclog the capital markets. We believe the recent wave of selling has created disconnects between company fundamentals and stock prices for many securities. Wide valuation spreads are creating tremendous buying opportunities for active managers. In this environment, the Fund ended the period most overweight the Health Care and Information Technology sectors and most underweight the Telecommunication Services, Consumer Discretionary, and Energy sectors. The Fund’s largest absolute positions were in the Consumer Staples and Information Technology sectors.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	1.3%

Banks	7.7

Capital Goods	6.3

Consumer Durables & Apparel	0.2

Consumer Services	0.4

Diversified Financials	4.4

Energy	10.8

Food & Staples Retailing	1.7

Food, Beverage & Tobacco	8.1

Health Care Equipment & Services	4.0

Household & Personal Products	0.8

Insurance	3.7

Materials	6.7

Media	2.1

Other Investment Pools and Funds	0.2

Pharmaceuticals, Biotechnology & Life Sciences	11.5

Real Estate	1.8

Retailing	3.2

Semiconductors & Semiconductor Equipment	2.0

Software & Services	5.7

Technology Hardware & Equipment	2.9

Telecommunication Services	4.3

Transportation	3.6

Utilities	4.8

Short-Term Investments	1.9

Other Assets and Liabilities	(0.1)

Total	100.0%

Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Australia	0.4%

Austria	0.4

Belgium	0.8

Brazil	2.7

Canada	3.8

China	0.4

Denmark	0.4

Finland	0.1

France	5.2

Germany	3.6

Hong Kong	0.7

India	0.9

Indonesia	0.1

Ireland	0.4

Israel	0.9

Italy	0.3

Japan	7.5

Luxembourg	0.7

Malaysia	0.1

Netherlands	1.7

Norway	0.6

Russia	1.3

Singapore	0.6

South Africa	0.5

South Korea	0.1

Spain	0.9

Sweden	1.3

Switzerland	3.9

Taiwan	0.4

Thailand	0.3

Turkey	0.7

United Kingdom	5.9

United States	50.6

Short-Term Investments	1.9

Other Assets and Liabilities	(0.1)

Total	100.0%

18

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 — 12/31/08
Growth of $10,000 investment
MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Global Growth IA	-52.46%	-3.66%	0.54%

Global Growth IB	-52.58%	-3.90%	0.32%

MSCI World Growth Index	-40.90%	-0.84%	-2.29%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Global Growth HLS Fund returned -52.46% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the MSCI World Growth Index, which returned -40.90% for the same period. The Fund also underperformed the -43.56% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell during the period amid ongoing turmoil in global credit markets and accelerating deterioration in the housing, employment, and credit markets in the U.S., driving slower global economic growth. In this environment, the MSCI World Growth Index
(-40.9%) modestly outperformed the MSCI World Value Index (-39.8%). Returns within the MSCI World Growth Index were significantly negative across all sectors. Financials (-53.3%), Energy (-53.0%), and Materials (-51.3%) fell the most, while traditionally defensive sectors like Health Care (-23.8%) and Consumer Staples (-23.5%) declined the least.
The Fund’s underperformance versus the MSCI World Growth Index was primarily driven by security selection. Selection was weakest in the Financials, Information Technology, and Consumer Discretionary sectors. This was partially offset by positive stock selection in Materials and Energy. Sector allocation, which is a residual of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and Financials hurt benchmark-relative returns.
The top detractors from the Fund’s relative performance were Lehman Brothers (Financials), Electronic Arts (Information Technology), and Las Vegas Sands (Consumer Discretionary). Lehman Brothers, a U.S.-based investment bank, filed for bankruptcy in September as its exposure to mortgage-related securities caused asset write-downs and a liquidity crunch. Although we sold our holdings prior to the company’s

19

bankruptcy due to concerns over the firm’s liquidity and solvency, the position was still a negative contributor. Video game company Electronic Arts reported an annual profit outlook that fell short of expectations as a drive to improve the quality of its products increased its costs, pushing the company’s shares lower. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings. Other significant detractors from relative and absolute (i.e. total return) returns included beverage company Carlsberg (Consumer Staples) and solar products producer SunPower (Industrials).
MetroPCS Communications (Telecommunication Services), Teva Pharmaceuticals (Health Care), and Gilead Sciences (Health Care) were the leading contributors to benchmark-relative performance. Shares of wireless service provider MetroPCS Communications benefited from potential opportunities for growth as consumers shift to low-cost wireless plans. Shares of the Israel-based drug manufacturer Teva rose after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug Copaxone. Biotechnology company Gilead benefited from its market-leadership position in HIV and AIDS treatments. Top absolute contributors included telecommunications and media provider Softbank (Telecommunication Services), media company Comcast (Consumer Discretionary), and German insurance company Munich Re (Financials).
What is the outlook?
Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Health Care, Financials, Energy, Information Technology, and Industrials. The Fund held less-than-benchmark weights in Materials, Utilities, Consumer Discretionary, and Consumer Staples names. Exposure to Health Care increased during the year as we found companies we believe offer attractive valuations and that should perform relatively well in a difficult economic environment. Top positions at the end of December included pharmaceutical company Wyeth and Israeli generic drug company Teva Pharmaceuticals.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	4.8%

Capital Goods	10.2

Consumer Services	1.6

Diversified Financials	4.6

Energy	8.7

Food, Beverage & Tobacco	6.2

Health Care Equipment & Services	2.8

Household & Personal Products	2.7

Insurance	2.1

Materials	6.5

Media	1.5

Pharmaceuticals, Biotechnology & Life Sciences	17.2

Retailing	0.7

Semiconductors & Semiconductor Equipment	0.7

Software & Services	10.0

Technology Hardware & Equipment	6.1

Telecommunication Services	9.9

Transportation	0.9

Short-Term Investments	2.2

Other Assets and Liabilities	0.6

Total	100.0%

Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Australia	2.1%

Brazil	0.8

Canada	3.5

China	0.8

Denmark	2.3

France	5.0

Germany	3.7

Greece	0.6

Israel	2.2

Japan	4.7

Luxembourg	1.2

Norway	1.2

Russia	0.5

Spain	2.3

Switzerland	6.3

United Kingdom	6.2

United States	53.8

Short-Term Investments	2.2

Other Assets and Liabilities	0.6

Total	100.0%

20

Hartford Global Health HLS Fund inception 5/1/2000
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 5/01/00 — 12/31/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	Since Inception

Global Health IA	-25.56%	2.18%	7.35%

Global Health IB	-25.75%	1.93%	7.10%

S&P 500 Index	-36.99%	-2.19%	-3.65	%*

S&P North American Health Care Sector Index	-23.58%	0.77%	1.65	%*

*	Return is from 4/30/00
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Joseph H. Schwartz, CFA*	Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President, Partner,	Senior Vice President, Partner,	Senior Vice President, Partner,	Vice President,	Vice President,
Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst	Global Industry Analyst

How did the Fund perform?
The Class IA shares of the Hartford Global Health HLS Fund returned -25.56% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the S&P North American Health Care Sector Index, which returned -23.58% for the same period. The Fund also underperformed the -25.05% return of the average fund in the Lipper Health and Biotechnology VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
It has been a difficult environment for all investment styles over the last twelve months, and the Health Care sector has certainly not been spared. Health Care stocks, as measured by the S&P North American Health Care Index, returned -24% and proved to be somewhat defensive during the period, outperforming the broader U.S. market, which returned -37%, as measured by the S&P 500 Index, and the world market return of -40%, as measured by the MSCI World Index. Within the S&P North American Health Care Index, eight out of nine sub-sectors posted negative returns. Life Sciences Tools & Services (-45%), Health Care Providers & Services (-44%), and Health Care Equipment & Supplies (-31%) declined the most. Biotechnology stocks (+8%) performed well relative to the other sub-sectors.

21

The Fund underperformed versus its benchmark primarily due to weak stock selection in the Biotechnology and Health Care Providers & Services sub-sectors. Partially offsetting this was favorable stock selection in Pharmaceuticals, and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to the Biotechnology sub-sector.
Elan, Coventry Health Care, and Human Genome Science were among the leading detractors from performance on a relative (i.e. performance of the Fund as measured against the benchmark) basis. Shares of neuroscience-based biotechnology firm Elan declined on disappointing developments concerning the firm’s experimental Alzheimer’s disease drug Bapineuzumab and multiple-sclerosis drug Tysabri. Shares of Coventry, a diversified managed healthcare company, fell after the company reported lower profits and reduced its 2008 guidance due to higher Medicare and Commercial medical loss ratios. Shares of biotechnology company Human Genome Science fell after it sharply lowered its fiscal 2008 revenue guidance due to delayed shipments of anthrax treatment ABthrax. The Fund’s relative performance was also hurt by not owning health products maker Johnson & Johnson whose stock performed well as its diversified revenue stream was highly valued in the current market environment. Medical device and technology company Medtronic and integrated managed care organization Health Net were top detractors from absolute (i.e. total return) performance.
Security selection was particularly strong in Pharmaceutical stocks. Shionogi, Millennium Pharmaceuticals, and Eisai were among the top contributors to relative performance during the period. Shionogi, a Japanese pharmaceutical company, saw its shares rise after reporting steady earnings growth driven by sales of cholesterol lowering drug Crestor and allergy drug Claritin. Shares of U.S.-based biotech company Millennium Pharmaceuticals rose on news of an acquisition of the company by Japan’s biggest drugmaker Takeda Pharmaceutical. Japanese pharmaceutical company Eisai’s shares rose after the company posted solid earnings driven by strong global sales of Alzheimer’s disease treatment Aricept and solid domestic sales of ulcer treatment Aciphex. Not owning pharmaceutical firm Merck, whose shares fell significantly after bad news about its cholesterol drug Vytorin, also helped relative performance. Among other top contributors to absolute performance was biopharmaceutical company Genentech.
What is the outlook?
Within the Pharmaceutical and Biotechnology sub-sectors we may be entering a period where strong performance is not as concentrated in one or two areas, but more broadly diverse. Given their extended period of underperformance, major pharmaceuticals may begin to turn, as new product pipelines provide upside potential long-term. Japanese companies remain attractive given their interesting pipelines, strong balance sheets, and the leverage of their pipelines relative to their modest market capitalizations. Challenges in 2009 will include patent expiration worries for 2011-2013, health care reform rhetoric with a new administration in office, cost containment across the U.S., Europe, and Japan, and a continued conservative FDA. In this environment we strive to take advantage of market opportunities to upgrade the Fund with those stocks that have the best ratio of revenue growth relative to market capitalization, adding good companies on price weakness and trimming into strength.
Unlike during previous recessions, the Health Care Providers & Services sub-sector experienced significant volatility during 2008. With consumers shouldering a greater share of health care costs, health care has become less defensive compared to prior cycles. Looking out to 2009 and beyond, it appears that the country and, more importantly, Washington, are more predisposed for health care reform than we have seen in some time. Nonetheless, due to considerable political and economic hurdles, we continue to believe that health care reform will be evolutionary — not revolutionary — and will likely rely on a mix of public and private funding.
We believe that as the new Administration and Congress get back to business in 2009, the focus of health care reform will shift from “access” to “affordable access.” Given the U.S. government’s significant debt burden, we believe that health care reform will entail increasingly difficult decisions. The new health care environment will be one in which financial incentives between payers, providers and consumers will have to be better aligned. Value-based reimbursement and pay-for-performance will become increasingly prevalent. In our opinion, the government will need to access the capabilities and skill sets of the private sector to effect this type of change. During the past year, we took advantage of the market’s unprecedented volatility to initiate or add to existing positions in stocks that are both attractively valued and poised to thrive under this new model.
Within the Health Care Equipment & Supplies sub-sector, most stocks have become attractively valued so we continue to look for companies with underappreciated franchises or promising R&D projects. There are fewer relatively large merger & acquisition targets of opportunity versus prior years, but we expect to see some additional consolidation. It remains our view that cardiovascular disease represents one of the strongest prospects for growth.
* Joseph H. Schwartz, CFA withdrew as a partner of Wellington Management Company effective June 30, 2008. Plans for Mr. Schwartz’s retirement had been made well in advance. Other members of the existing portfolio management team have taken over Mr. Schwartz’s responsibilities.

22

Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Biotechnology	23.1%

Drug Retail	2.0

Health Care Distributors	4.2

Health Care Equipment	19.7

Health Care Facilities	0.4

Health Care Technology	0.5

Life Sciences Tools & Services	0.3

Managed Health Care	10.4

Pharmaceuticals	37.6

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Belgium	2.4%

China	0.4

Denmark	0.6

France	3.5

Ireland	0.9

Israel	3.4

Italy	0.6

Japan	13.4

Spain	0.4

Switzerland	1.5

United Kingdom	1.5

United States	69.6

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

23

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/02 — 12/31/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	2 Year	Since Inception

Growth IA	-41.79%	-3.49%	-0.57%

Growth IB	-41.93%	-3.73%	-0.81%

Russell 1000 Growth Index	-38.44%	-3.42%	-1.92%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Andrew J. Shilling, CFA	John A. Boselli, CFA
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Growth HLS Fund returned -41.79% for the twelve-month period ended December 31, 2008 underperforming its benchmark, the Russell 1000 Growth Index, which returned -38.44% for the same period. The Fund’s performance was in line with the -41.68% return of the average fund in the Large-Cap Growth Funds VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one-year period ended December 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These included the near collapse of the large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. Equity investors sought to shed risk in response to increasing concerns about the financial system and the declared U.S. recession, punishing equity securities broadly.
Large (-37%), mid (-36%), and small (-34%) cap stocks declined by similar levels during the period, as measured by the S&P 500, S&P 400 MidCap and Russell 2000 indices, respectively. The same was true for Growth (-38%) and Value (-37%) stocks, as measured by the Russell 1000 Growth and Russell 1000 Value indices. All ten sectors within the Russell 1000 Growth Index posted sharp negative returns during the period, led by Financials (-53%), Energy (-50%) and Materials (-46%). Traditionally defensive sectors Consumer Staples (-16%) and Health Care (-25%) declined the least.
The Fund’s underperformance versus its benchmark was driven by both stock selection and sector positioning, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Strong security selection in Information Technology and Telecommunication Services was more than offset by weaker results in Health Care, Industrials and Consumer Discretionary. In addition, relative (i.e. performance of the Fund as measured against the benchmark) returns were hurt by our below-benchmark weight in Consumer Staples and above-benchmark weight in Information Technology. The Fund

24

benefited from a modest cash position, which helped relative performance in a downward-trending market.
Focus Media (Consumer Discretionary), MF Global (Financials) and Wal-Mart Stores (Consumer Staples) were the top detractors from relative performance during the period. Shares of Chinese digital advertising and media company Focus Media trended lower due to concerns about management changes, accounting issues, and mobile spamming. Shares of Bermuda-based independent derivatives broker MF Global fell sharply after a rogue trader within the firm caused significant losses by unauthorized trading in wheat futures contracts. Not owning the world’s largest retailer Wal-Mart, which held up well in a softening retail environment, hurt benchmark-relative performance. Several Information Technology firms were among the top detractors from the Fund’s absolute (i.e. total return) returns, including software giant Microsoft, consumer electronics company Apple, and internet-search firm Google.
Top contributors to benchmark-relative returns were Abbott Laboratories (Health Care), Apollo Group (Consumer Discretionary), and Teva Pharmaceutical (Health Care). Shares of Abbott Laboratories, a drug and medical device company, continued to benefit from the strong growth of Humira, a drug for rheumatoid arthritis and psoriasis. Shares of Apollo Group, a private education provider, benefited from strong industry fundamentals as the softer economy aided enrollment growth and increases in federal loan limits enhanced pricing power. Israel-based generic drug manufacturer Teva Pharmaceutical saw its shares rise after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug Copaxone. Top contributors to the Fund’s absolute returns included managed care provider UnitedHealth (Health Care) and steel producer U.S. Steel (Materials).
What is the outlook?
Global equities tumbled over the past year on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s valuation and fundamentals. As a result of this bottom up stock selection, our largest exposures relative to the benchmark at the end of the period were in Information Technology, Financials, and Industrials. At the end of the period, we were most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Consumer Staples, Materials, and Utilities sectors.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	1.5%

Capital Goods	16.1

Consumer Durables & Apparel	1.0

Consumer Services	1.8

Diversified Financials	2.7

Energy	8.1

Food & Staples Retailing	1.0

Food, Beverage & Tobacco	3.2

Health Care Equipment & Services	7.4

Insurance	4.1

Materials	1.3

Media	1.8

Pharmaceuticals, Biotechnology & Life Sciences	7.6

Retailing	5.3

Semiconductors & Semiconductor Equipment	1.4

Software & Services	21.6

Technology Hardware & Equipment	10.9

Telecommunication Services	1.2

Transportation	0.3

Short-Term Investments	1.2

Other Assets and Liabilities	0.5

Total	100.0%

25

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	Since Inception

Growth Opportunities IA	-45.66%	1.47%	3.37%

Growth Opportunities IB	-45.80%	1.22%	3.12%

Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%

Russell 3000 Growth Index	-38.44%	-3.33%	-4.01%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned -45.66% for the one year period ended December 31, 2008, underperforming its benchmark, the Russell 3000 Growth Index, which returned -38.44% for the same period. The Fund also underperformed the -42.50% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one-year period ended December 31, 2008 was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and
Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-37%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P 400 MidCap and Russell 2000 indices, respectively. Both Growth (-38%) and Value (-37%) stocks also declined, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the Russell 3000 Growth Index, all sectors posted sharp negative returns led by Financials (-51%), Energy (-50%), and Materials (-47%). The sectors that declined the least

26

in this environment were Consumer Staples (-16%) and Health Care (-26%).
The Fund underperformed its benchmark due to weak security selection, particularly in the Health Care, Consumer Staples, and Consumer Discretionary sectors. Sector weight positioning, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, had a negative impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Consumer Staples, which outperformed on a relative basis.
The top detractors from benchmark-relative returns were Focus Media (Consumer Discretionary), SunTech Power (Industrials) and SunPower (Industrials). We did not own Wal-Mart Stores (Consumer Staples) which also detracted from relative returns given the stock’s strong performance during the period. Shares of China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting practices, and mobile spamming. Shares in solar energy manufacturer SunTech Power declined due to lower demand for solar equipment, high inventory levels and the expected decline in ASP (average selling price) of its Photovoltaic (PV) products due to devaluation of the Euro against the U.S. dollar. Solar cell and panel maker SunPower’s shares also declined due to management’s guidance for lower profits due to currency weakness. Other top detractors from absolute (i.e. total return) returns included two Information Technology stocks, video game maker Electronic Arts and Blackberry device manufacturer Research In Motion.
Top contributors to relative returns included Cephalon (Health Care), Shionogi (Health Care) and Aecom Technology (Industrials). Biotechnology stock Cephalon delivered better-than-expected earnings on strength in the company’s cancer treatment and nervous system drug businesses. Japanese pharmaceutical company Shionogi’s shares increased due to better-than-expected sales of Crestor, a cholesterol-lowering drug marketed by AstraZeneca. Shares of Aecom Technology, a global provider of professional technical and management support services, increased during the period due to strong earnings and backlog gains supported by solid growth across segments and geographies. Other top contributors to absolute returns included European airline company Ryanair (Industrials) and consumer electronics retailer Best Buy (Consumer Discretionary).
What is the outlook?
An uncertain global economic outlook together with unpredictable and volatile equity markets have inflicted wounds that will take time to heal. Leverage and illiquidity are exacerbating the situation, creating in many cases what we see as a disconnect between fundamentals and valuation. As always, we continue to focus our research efforts on identifying stocks of companies whose future growth is under-priced in our opinion. At the end of the period, our bottom-up decisions resulted in overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Financials, Industrials and Health Care and underweights in Consumer Staples, Information Technology and Energy relative to the Russell 3000 Growth Index.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	1.8%

Capital Goods	15.2

Commercial & Professional Services	3.5

Consumer Durables & Apparel	1.9

Consumer Services	0.6

Diversified Financials	4.7

Energy	5.8

Food, Beverage & Tobacco	1.0

Health Care Equipment & Services	6.9

Household & Personal Products	2.1

Insurance	5.9

Materials	3.7

Media	1.5

Other Investment Pools and Funds	1.2

Pharmaceuticals, Biotechnology & Life Sciences	14.1

Real Estate	0.7

Retailing	5.1

Software & Services	12.9

Technology Hardware & Equipment	4.7

Telecommunication Services	2.0

Transportation	1.6

Short-Term Investments	3.7

Other Assets and Liabilities	(0.6)

Total	100.0%

27

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Barclays Capital High Yield Corporate Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
Investment goal — Seeks high current income. Growth of capital is a secondary objective.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

High Yield IA	-25.23%	-1.29%	1.56%

High Yield IB	-25.42%	-1.54%	1.33%

Barclays Capital High Yield Corporate Index	-26.16%	-0.80%	2.17%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Mark Niland, CFA	Nasri Toutoungi*	James Serhant, CFA
Managing Director	Managing Director	Senior Vice President, Senior Investment Analyst

How did the Fund perform?
The Class IA shares of the Hartford High Yield HLS Fund returned -25.23% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the Barclays Capital High Yield Corporate Index, which returned -26.16% for the same period, and outperforming the -26.93% return of the average fund in the Lipper High Current Yield VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The main factor influencing the Fund’s relative performance (i.e., performance of the Fund as measured against the benchmark) during the year was security selection. Of particular importance was the Fund’s positioning within the Media Non-Cable Industry, as the Fund was generally overweight (i.e., the Fund’s position was greater than the benchmark position) to the sector, but underweight (i.e., the Fund’s position was less than the benchmark position) to a number of the large Leveraged Buyout-financed deals such as Univision and Tribune which looked certain to collapse. Another important positive consideration was the Fund’s overweight to the Cable Television sector (and security selection within the sector), which has many defensive attributes in an economic downturn. Also notable for its favorable impact on the Fund’s performance was security selection within the Banking sector, as the Fund steered clear of credits such as Washington Mutual, which migrated down to the high yield ratings category. Rather, the Fund’s banking exposure was limited to firms that we viewed as clear survivors, such as JP Morgan and Bank of America. While these holdings were outside of the Index, we viewed them as offering attractive risk/return potential. The Fund’s relative underweight to the Technology sector was also a detractor to performance. Throughout this period of extreme volatility the Fund maintained an allocation to cash in order to ensure that redemptions could be met with a minimum of disruption to the Fund, while also providing a cash-reserve for opportunities that presented themselves during the year.

28

What is the outlook?
Throughout the year the Treasury and the Federal Reserve System (the “Fed”) reacted with bold initiatives to address the seizure that has occurred within the credit markets. As a necessary step towards recovery, capital markets are adjusting to an environment of deleveraging as they continue efforts to reduce risk. This activity, coupled with the current economic backdrop, has caused risk premiums (i.e., increased credit spread or yield differential between Treasury securities and non-Treasury securities) to widen to levels greater than the past two periods of High Yield sell-off. In reaction to speculation that default activity will continue to rise into the coming year, the market has priced in an annualized default rate that is in excess of previous cyclical peaks.
With the markets experiencing indiscriminate selling, the Fund is being very selective as to its outlook on bond issues that are believed to outperform. The current volatility in the capital markets is creating an opportunity for value among the credits that have an ability to withstand the turbulence. Both the fixed-income and equity markets are rediscovering a lesson learned in the early part of this decade, one that illustrates the consequence of suspected bankruptcy and its effect on a stock’s perceived value. With high expectations for prudent management decisions coming from both the equity and credit markets, companies will have to show diligence in order to not be perceived as overly challenged in leverage and liquidity practices. Given the present market conditions, not every company will successfully navigate through the volatility, and therefore we believe defaults will continue to rise from current levels. However, with spreads and yields experiencing at or near record levels across many segments of the market, there are a number of attractive opportunities for the discriminating investor.

*	As disclosed in a supplement to the Fund’s prospectus effective October 1, 2008, Nasri Toutoungi is no longer serving as a portfolio manager of the Fund.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Basic Materials	5.5%

Capital Goods	2.7

Consumer Cyclical	13.4

Consumer Staples	2.0

Energy	7.0

Finance	8.3

Health Care	9.3

Services	11.6

Technology	19.6

Transportation	1.7

Utilities	8.2

Short-Term Investments	9.2

Other Assets and Liabilities	1.5

Total	100.0%

Distribution by Security Type
as of December 31, 2008

Percentage of
Security Type	Net Assets

Asset & Commercial Mortgage Backed Securities	0.5%

Corporate Bonds: Investment Grades	6.0

Corporate Bonds: Non-Investment Grades	77.8

Senior Floating Rate Interests: Non-Investment Grades	5.0

Short-Term Investments	9.2

Other Assets and Liabilities	1.5

Total	100.0%

Distribution by Credit Quality
as of December 31, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	0.5%

A	1.3

BBB	3.5

BB	26.3

B	47.5

CCC	19.8

C	0.3

NR	0.8

Total	100.0%

29

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 12/31/98 — 12/31/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.
Average Annual Returns(2,3) (as of 12/31/08)

	1 Year	5 Year	10 Year

Index IA	-37.11%	-2.50%	-1.76%

Index IB	-37.27%	-2.74%	-1.99%

S&P 500 Index	-36.99%	-2.19%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower
Portfolio Manager
Deane Gyllenhaal
Vice President

How did the Fund perform?
The Class IA shares of the Hartford Index HLS Fund returned -37.11% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the S&P 500 Index, which returned –36.99% for the same period, and outperforming the -37.20% return of the average fund in the Lipper S&P500 Index Objective VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global economic and financial market crises during the year drove the U.S. equity markets to their worst performance since the Great Depression. All 10 sectors within the Index, as defined by the Global Industry Classification Standard (GICS), had double-digit negative returns. Financial stocks experienced the highest underperformance, dropping more than half for the year, brought on by the collapse of several major financial institutions that included mortgage banks, insurance companies and brokerage firms. The Materials and Information Technology sectors were the second and third highest contributors to underperformance. The best performing sector was Consumer Staples.
Looking at individual stocks within the benchmark, most of the Index constituents produced negative returns throughout the year. Many of the best and worst performers did not spend the entire calendar year as constituents of the Index. The top three performers were Wrigley, the candy maker, Family Dollar Stores, a discount retailer, and Anheuser Busch, before being acquired by InBev. Financial stocks that contributed the most to underperformance relative to the Index were eventually dropped as Index constituents. This list included Washington Mutual, Lehman Brothers, Fannie Mae and Freddie Mac.
What is the outlook?
The overall market environment looks challenging for 2009. The equity markets may not have yet fully priced in the possibility of further write-downs within the Banking sector or other negative economic headlines (i.e., further trouble within the housing market and continued severity of the credit crunch). Thus, any further declines may serve to retest the markets’ lows. Many investors will be focused on forthcoming decisions by the new Obama administration with regards to the Troubled Asset Relief Program (TARP) and other stimulus package details. Other factors that may impact investor sentiment include the impact of the recent interest rate cuts, the price of oil, the value of the U.S.

30

dollar, and the unemployment level in the United States. As the main driver of the current downturn, global housing markets will continue to be scrutinized by investors seeking the beginning of recovery. Until many of these factors stabilize, most investors will likely remain defensive, expecting a continuation of market volatility.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.3%

Banks	3.3

Capital Goods	7.9

Commercial & Professional Services	0.7

Consumer Durables & Apparel	0.9

Consumer Services	1.7

Diversified Financials	6.1

Energy	12.9

Food & Staples Retailing	3.2

Food, Beverage & Tobacco	6.0

Health Care Equipment & Services	4.2

Household & Personal Products	3.2

Insurance	2.6

Materials	2.9

Media	2.5

Pharmaceuticals, Biotechnology & Life Sciences	10.2

Real Estate	1.0

Retailing	2.7

Semiconductors & Semiconductor Equipment	2.1

Software & Services	5.9

Technology Hardware & Equipment	6.9

Telecommunication Services	3.7

Transportation	2.2

Utilities	4.1

Short-Term Investments	2.1

Other Assets and Liabilities	0.7

Total	100.0%

31

Hartford International Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 12/31/08
Growth of $10,000 investment
MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.
Investment goal – Seeks capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	Since Inception

International Growth IA	-56.78%	-2.53%	-0.72%

International Growth IB	-56.89%	-2.77%	-0.96%

MSCI EAFE Growth Index	-42.46%	1.77%	0.42%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Andrew S. Offit, CPA	Matthew D. Hudson, CFA	Jean-Marc Berteaux
Senior Vice President, Partner	Vice President	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford International Growth HLS Fund returned -56.78% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the MSCI EAFE Growth Index, which returned -42.46% for the same period. The Fund also underperformed the -46.61% return of the average fund in the Lipper International Growth VP-UF Multi-Cap Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Non-U.S. equity markets fell during the period amid ongoing turmoil in global credit markets and accelerating deterioration in the housing and employment markets in the U.S., driving slower global economic growth. Growth stocks (-42.5%) slightly outperformed Value stocks (-43.7%), as measured by the MSCI EAFE Growth and the MSCI EAFE Value indices, respectively. Within the MSCI EAFE Growth Index, all sectors declined sharply. Materials (-54.9%), Financials (-54.6%), and Energy (-52.5%) fell the most during the period, while Health Care (-20.0%), Telecommunication Services (-29.1%), and Consumer Staples (-31.2%) declined the least.
The Fund’s underperformance relative (i.e. performance of the Fund as measured against the benchmark) to the MSCI EAFE Growth Index was a result of weak security selection. Stock selection was weakest in Financials, Consumer Discretionary, and Industrials. Sector positioning, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed positively to benchmark-relative results during the period primarily due to the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Materials and Energy. The Fund also benefited from a moderate cash position, which helped relative performance in a downward-trending market.
Arcandor (Consumer Discretionary), Suntech Power (Industrials), and UBS (Financials) detracted most from relative performance. Shares of Arcandor, Germany’s largest department store chain, moved lower amid poor domestic consumer sentiment. Shares of China-based solar energy company Suntech Power fell sharply amid volatile commodity prices, tightening credit markets, and an anticipated excess supply of solar panels. Shares of Switzerland-based financial services provider UBS fell sharply due to a larger-than-expected exposure to subprime loans, which resulted in a dilutive capital

32

raise. Other detractors from the Fund’s absolute (i.e. total return) performance were Denmark-based wind power equipment and services company Vestas Wind Systems (Industrials) and British private equity firm 3i Group (Financials).
Top contributors to the Fund’s relative performance were K&S (Materials), Teva Pharmaceutical (Health Care), and Reckitt Benckiser (Consumer Staples). Shares of K&S, a German chemical company and the European leader in potash products, moved higher during the period in which we held the shares after the company reported better-than-expected quarterly earnings and issued optimistic earnings guidance for 2008. K&S also benefited from the global boom in agricultural products in the first half of the year. Israel-based drug manufacturer Teva reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug, Copaxone, pushing its shares higher. Shares of British household and personal care products company Reckitt Benckiser rose after the company beat earnings expectations and announced a greater-than-expected dividend increase. Telecommunications and media provider Softbank (Telecommunication Services) and German insurance company Munich Re (Financials) also contributed positively to the Fund’s absolute performance.
What is the outlook?
We select stocks individually based on their merits. During the period we increased our exposure to Telecommunications Services and Health Care, traditionally defensive sectors, as we found investment opportunities that we believe are less economically sensitive and should perform relatively well in a difficult economic environment. As a result, Health Care was the Fund’s largest absolute weight and Telecommunications Services was the largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure relative to the benchmark at the end of the period. The Fund held less-than-benchmark weights in the Utilities, Consumer Staples, Consumer Discretionary, and Industrials sectors.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	3.1%

Capital Goods	4.8

Commercial & Professional Services	3.6

Consumer Services	0.5

Diversified Financials	4.7

Energy	9.7

Food & Staples Retailing	4.8

Food, Beverage & Tobacco	5.6

Health Care Equipment & Services	1.9

Household & Personal Products	2.5

Insurance	3.0

Materials	8.4

Media	1.1

Pharmaceuticals, Biotechnology & Life Sciences	15.1

Real Estate	0.9

Retailing	2.0

Semiconductors & Semiconductor Equipment	2.3

Software & Services	5.3

Technology Hardware & Equipment	1.6

Telecommunication Services	13.2

Transportation	3.4

Utilities	0.7

Short-Term Investments	1.5

Other Assets and Liabilities	0.3

Total	100.0%

Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Australia	0.9%

Belgium	1.0

Brazil	2.1

Canada	7.4

China	2.1

Denmark	1.2

Finland	0.4

France	9.6

Germany	6.9

Hong Kong	0.9

Israel	3.1

Japan	13.0

Netherlands	6.0

Norway	0.4

Spain	1.2

Sweden	1.5

Switzerland	10.1

United Kingdom	30.4

Short-Term Investments	1.5

Other Assets and Liabilities	0.3

Total	100.0%

33

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
MSCI AC (All Country) World Free ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

International Opportunities IA	-42.25%	4.39%	2.47%

International Opportunities IB	-42.39%	4.13%	2.23%

MSCI AC (All Country) World Free ex U.S. Index	-45.24%	3.00%	2.27%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President and Partner
How did the Fund perform?
The Class IA of the Hartford International Opportunities HLS Fund returned -42.25% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the MSCI AC (All Country) World Free ex U.S. Index, which returned -45.24% for the same period. The Fund also outperformed the -42.59% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
2008 was one of the most volatile years in recent history. Markets fell to open the year and, despite a late-Spring rally, fell sharply in the second half as global economic news worsened. Events such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual all highlighted the widespread destruction being wrought by a sudden withdrawal of credit from the global financial system. The global economy also weakened, sending energy and commodities prices lower. Equity investors reacted to these events by shedding risk, leading to large declines in every sector of the MSCI All Country World Free ex—U.S. Index. The hardest hit areas were Financials (-54%), Materials (-53%), and Industrials (-47%). Less economically-sensitive areas like Health Care (-19%), Utilities (-30%), and Consumer Staples (-31%) declined the least.
The Fund’s outperformance versus its benchmark was due to favorable allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, as well as favorable stock selection in Financials. Relative (i.e. performance of the Fund as measured against the benchmark) performance benefited from overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Health Care and Consumer Staples and underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Materials and Financials. This more than offset weak stock selection in several sectors, particularly Energy, Utilities, and Materials.

34

Top contributors to relative performance during the period included Teva Pharmaceuticals (Health Care), Synthes (Health Care), and Nestle (Consumer Staples). Shares of Teva, the world’s largest generic pharmaceutical company, rose after the company raised its fiscal year 2008 earnings per share outlook above consensus estimates. Synthes, a Swiss medical device company, published very solid first-half results that were operationally strong, pushing its shares higher. Nestle is the world’s largest food maker. The company reported strong earnings driven by volume growth from emerging markets and successful execution, boosting its share price. Stocks that contributed most to absolute (i.e. total return) returns were German reinsurance company Munich Re (Financials), and Japanese communications firms Softbank (Telecommunication Services) and Nippon Telephone & Telegraph (Telecommunication Services).
The largest detractors from relative returns were Xstrata (Materials), Talisman Energy (Energy), and Gazprom (Energy). Xstrata is a Swiss-based diversified mining group. Shares in the company fell amid weakening commodity prices and depressed sentiment. Talisman Energy, a Canadian exploration and production company, saw its shares pressured as oil prices spiraled lower. Russian gas company Gazprom’s stock price fell with the continued decline in commodity prices and was further impacted by the broad downturn in Russian equities as investors sought to liquidate risky assets. Other detractors from absolute returns included Swiss bank UBS (Financials) and Japanese finance company Sumitomo Mitsui Financial Group (Financials).
What is the outlook?
2008 was an extraordinary year in financial markets as nearly every asset class recorded significant price declines. Deleveraging across the financial sector accelerated into the fourth quarter, limiting the availability of credit to even the most secure corporate borrowers and exacerbating a slowdown across the real economy. We expect that 2009 will continue to be difficult as we begin to see the impact of the deterioration of the real economy, leading to higher unemployment and increased losses on consumer credit.
At year-end we maintained a defensive posture with our largest overweight positions in Health Care, Telecom Services and Consumer Staples. Looking into 2009, we estimate the cyclical downturn may last several quarters, leading us to favor companies with strong cash flow generation, healthy balance sheets, and a diversified client base.
We ended the period most underweight Industrials, Consumer Discretionary, and Financials. In Financials, consolidation and government intervention favor good management in companies with strong balance sheets that can gain share and improve returns over time, effectively becoming national champions. We continue to look for signals that the market is stabilizing, focusing on four key areas: government intervention, bank recapitalization, credit spread reduction, and a return of liquidity to the financial system.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	1.7%

Banks	7.3

Capital Goods	2.0

Commercial & Professional Services	0.4

Consumer Durables & Apparel	0.8

Consumer Services	1.1

Diversified Financials	5.5

Energy	9.4

Food, Beverage & Tobacco	10.5

Health Care Equipment & Services	1.9

Household & Personal Products	1.7

Insurance	3.1

Materials	6.6

Other Investment Pools and Funds	7.5

Pharmaceuticals, Biotechnology & Life Sciences	10.1

Real Estate	1.8

Retailing	1.6

Semiconductors & Semiconductor Equipment	1.2

Software & Services	0.8

Technology Hardware & Equipment	2.0

Telecommunication Services	11.7

Transportation	2.2

Utilities	4.1

Short-Term Investments	6.0

Other Assets and Liabilities	(1.0)

Total	100.0%

Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Brazil	1.0%

Canada	4.1

China	0.4

Denmark	1.0

France	11.0

Germany	6.6

Hong Kong	1.5

India	0.5

Ireland	2.0

Israel	1.8

Italy	0.4

Japan	14.2

Luxembourg	0.6

Mexico	0.5

Netherlands	2.9

Russia	0.3

South Korea	0.6

Spain	2.9

Sweden	0.8

Switzerland	11.3

Taiwan	1.1

United Kingdom	22.0

United States	7.5

Short-Term Investments	6.0

Other Assets and Liabilities	(1.0)

Total	100.0%

35

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 12/31/08
Growth of $10,000 investment
S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	Since Inception

International Small Co IA	-42.44%	2.40%	5.83%

International Small Co IB	-42.58%	2.14%	5.57%

S&P/Citigroup Extended Market Euro-Pacific Index	-46.62%	3.03%	5.71%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Simon H. Thomas	Daniel Maguire, CFA
Vice President	Vice President
How did the Fund perform?
The Class IA shares of the Hartford International Small Company HLS Fund returned -42.44% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the S&P/Citigroup Extended Market Euro-Pacific Index, which returned
-46.62% for the same period. The Fund’s return was in line with the -42.59% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell sharply during the year amid a significant deterioration in both credit market conditions and investor confidence. Forced deleveraging by financial institutions triggered an unprecedented set of bank failures and mergers, significantly reshaping the global financial map. Impaired access to capital has now begun impacting the real economy, reducing expectations for global growth and forcing energy and commodity prices sharply lower. Recent economic data provided little encouragement to investors, as housing, employment, and manufacturing metrics all trended downward. Central banks acted aggressively to soften an economic slowdown, with the U.S. Federal Reserve lowering the federal funds rate and the U.S. government introducing multiple programs aimed at improving liquidity within financial markets. In response to increasing concerns over a shaky financial system and a likely global recession, equity investors across regions sought to shed risk. All ten sectors in the S&P/Citigroup Extended Market Euro-Pacific Index fell significantly during the period, led lower by Energy (-58%), Consumer Discretionary (-52%), Industrials (-49%), and Financials (-49%). Results were less negative in traditionally defensive sectors such as Consumer Staples (-28%), Utilities (-29%), and Health Care (-33%).
The Fund outperformed its benchmark due to both stock selection and allocation among sectors, which is a result of our bottom-up (i.e. stock by stock fundamental research) stock selection process. Stock selection was strongest in Health Care, Information Technology, and Consumer Discretionary. This was partially offset by weaker selection in the Industrials, Utilities,

36

and Consumer Staples sectors. Relative (i.e. performance of the Fund as measured against the benchmark) performance benefited from an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the relatively strong Health Care sector and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in lagging Materials stocks.
Among the top contributors to relative and absolute (i.e. total return) returns were Jupiter Telecommunications (Consumer Discretionary), Shionogi (Health Care), and OBIC Business Consulting (Information Technology). Jupiter Telecommunications, a Japanese cable company, benefited from the stability of its business model and its focus on the relatively insulated domestic Japanese market. Japanese pharmaceutical company Shionogi’s stock rose on the release of positive clinical results for its cholesterol lowering drug, Crestor. Shares of OBIC, a leading provider of accounting software to small and middle market companies in Japan, rose after the company announced a share repurchase program. Top absolute contributors also included Japanese medical equipment and consumer products company Kobayashi Pharmaceutical.
The largest detractors from relative and absolute performance during the period were Dufry Group (Consumer Discretionary), Cape PLC (Industrials), and Rhodia (Materials). Shares of Dufry, a global operator of duty-free shops, fell on concerns that a global economic slowdown would change the trajectory of its earnings growth. Cape PLC, a British oil and energy services group, was negatively impacted by concerns relating to the availability of credit for the company and potential slowing demand amid decelerating global growth. French specialty chemicals company Rhodia saw its shares decline on concerns about rising input costs as energy prices increased earlier in the year.
What is the outlook?
We select stocks in the Fund one at a time based on their individual merits. At the end of the period we were most overweight Health Care and Energy stocks and most underweight Financials and Consumer Discretionary. Within Health Care, we are focused on the high margin and recurring revenue potential of equipment & service companies, as well as providers of supplies and consumables, and niche, private sector hospital providers. Our Energy overweight is based on the belief that the sector is well positioned to outperform due to compelling supply and demand fundamentals. We continue to be overweight commercial services companies where margins are steady, revenue predictable and profits recurring. We continue to be underweight Financials, where we have avoided exposure to European banks, and Consumer Discretionary stocks, as the headwinds of a slowing global economy are likely to weigh on consumer spending.
On a regional basis, our greatest underweight position at the end of the period was in Europe, mostly due to less-than-benchmark exposures to Spain, the UK, and Finland, as valuations no longer appear compelling relative to the risk/reward profile of many companies in these regions. This was offset by overweight positions in Japan and select Emerging Markets.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.8%

Banks	1.4

Capital Goods	10.9

Commercial & Professional Services	7.9

Consumer Durables & Apparel	3.1

Consumer Services	3.3

Diversified Financials	4.4

Energy	5.4

Food & Staples Retailing	0.6

Food, Beverage & Tobacco	5.0

Health Care Equipment & Services	12.4

Household & Personal Products	1.6

Insurance	3.7

Materials	6.4

Media	3.0

Pharmaceuticals, Biotechnology & Life Sciences	11.5

Real Estate	1.4

Retailing	4.8

Semiconductors & Semiconductor Equipment	0.8

Software & Services	4.9

Technology Hardware & Equipment	0.5

Transportation	2.9

Utilities	2.5

Other Assets and Liabilities	0.8

Total	100.0%

Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Australia	3.9%

Belgium	0.5

Brazil	0.6

China	2.1

Denmark	1.8

France	14.5

Germany	5.6

Hong Kong	2.2

Italy	3.4

Japan	30.4

Korea (republic of)	0.6

Liechtenstein	0.8

Netherlands	1.5

Norway	3.0

Papua New Guinea	0.3

Singapore	1.3

South Korea	1.6

Spain	1.2

Sweden	2.8

Switzerland	6.4

United Kingdom	14.4

United States	0.3

Other Assets and Liabilities	0.8

Total	100.0%

37

Hartford LargeCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 12/31/08)

	1 Year	5 Year	10 Year

LargeCap Growth IA	-42.96%	-5.60%	-3.05%

LargeCap Growth IB	-43.11%	-5.84%	-3.30%

Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

(3)	Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class IA shares of the Hartford Large Cap Growth HLS Fund returned -42.96% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 1000 Growth Index, which returned -38.44% for the same period and underperforming the return of the average fund in the Lipper Large-Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -41.68%.
Why did the Fund perform this way?
Our team invests in companies that we believe have compelling stock characteristics versus the Index. The team’s systematic approach weighs over fifty fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe, an approach which we believe will yield attractive risk-adjusted returns relative to the Index over the long-term.
The Fund’s underperformance for the one-year period relative to the Index (i.e., performance of the Fund as measured against the benchmark) was primarily driven by poor security selection in the Health Care, Information Technology, and Energy sectors. However, the Fund did benefit from favorable security selection in the Consumer Discretionary, Utilities and Telecommunications sectors.
Among the largest detractors from returns was an overweight (i.e. the Fund’s position was greater than the benchmark position) in Waddell & Reed Financials Inc. (Financials) and CF Industries Holdings Inc. (Materials) Although missing analyst expectations, Waddell & Reed’s net income increased during the 3rd quarter compared to the same period a year ago. Despite this, the stock continued to underperform along with the rest of the Financial sector. Shares of CF Industries, a fertilizer manufacturer and distributor, faced challenges due to price weakness in nitrogen and phosphate components.
Among the largest contributors to returns were Schlumberger Ltd. (Energy) and American Express Co. (Financials). While both securities experienced negative total returns, the Fund’s underweight position (i.e. the Fund’s position was less than the

38

benchmark position) to these securities provided a positive impact on the Fund’s relative performance. The shares of Schlumberger, an oilfield services company, declined along with the rest of the Energy sector as the economic slowdown had a pronounced impact on oil prices. Despite gaining preliminary approval to access over $3 billion of Troubled Asset Relief Program (TARP) funds, as well as initiating corporate restructuring, shares of American Express Co. fell nearly two-thirds, placing it among the worst declines in the Financial sector.
At the end of the period, the Fund’s top constituents included Microsoft, Inc. and Watson Pharmaceuticals. When evaluating a stock’s attractiveness, we consider four categories of characteristics: business behavior, management behavior, valuation, and investor behavior. Microsoft is a top holding primarily due to a combination of good business performance represented by strong returns on invested capital and positive investor sentiment. Similarly, Watson Pharmaceuticals is a top holding primarily due to a combination of good management behavior exhibited by favorable earnings management, positive investor behavior represented by analyst recommendations, and favorable overall valuation.
What is the outlook?
The overall market environment looks challenging for 2009. The equity markets may not have yet fully priced in the possibility of further write-downs within the Banking sector or other negative economic headlines (i.e., further trouble within the housing market and continued severity of the credit crunch). Thus, any further declines may serve to retest the markets’ lows. Many investors will be focused on forthcoming decisions by the new Obama administration with regards to the Troubled Asset Relief Program (TARP) and other stimulus package details. Other factors that may exert influence upon investor sentiment include the impact of the recent interest rate cuts, the price of oil, the value of the U.S. dollar, and the unemployment level in the United States. As the main driver of the current downturn, global housing markets will continue to be scrutinized by investors seeking the beginning of a recovery. Until many of these factors stabilize, most investors will likely remain defensive, expecting a continuation of market volatility. However, we believe this stressful environment, characterized by high price-volatility, uncertainty, and fear, will favor the high quality, fundamentally sound stocks that the Fund’s investment philosophy emphasizes.
At a meeting held on February 3-4, 2009, the Board of Directors of the Hartford HLS Series Fund II, Inc. approved the reorganization (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Aquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquring Fund”).
The Board of Directors has called for a special meeting of shareholder of the Aquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to Occur on or about October 2, 2009.
If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement comtemplates: (1) the transfer of all of the assets of the Aq1uired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (3) th distribution of shares of the Acquiring Fund to the Shareholders of the Acquirined Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closingdate of the Reorganization.
A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund’s shareholders in July, 2009.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Capital Goods	6.8%

Commercial & Professional Services	1.2

Consumer Durables & Apparel	1.3

Consumer Services	3.8

Diversified Financials	1.9

Energy	7.5

Food & Staples Retailing	4.3

Food, Beverage & Tobacco	7.2

Health Care Equipment & Services	6.1

Household & Personal Products	4.7

Insurance	0.3

Materials	2.9

Media	1.4

Other Investment Pools and Funds	0.3

Pharmaceuticals, Biotechnology & Life Sciences	10.2

Retailing	3.7

Semiconductors & Semiconductor Equipment	3.3

Software & Services	14.5

Technology Hardware & Equipment	13.8

Transportation	2.6

Utilities	0.5

Short-Term Investments	1.4

Other Assets and Liabilities	0.3

Total	100.0%

39

Hartford MidCap HLS Fund* inception 7/14/1997
(subadvised by Wellington Management Company)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 12/31/08)

	1 Year	5 Year	10 Year

MidCap IA	-35.32%	2.53%	9.40%

MidCap IB	-35.49%	2.27%	9.14%

S&P 400 MidCap Index	-36.23%	-0.08%	4.46%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(3)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
*The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford MidCap HLS Fund returned -35.32% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the S&P 400 MidCap Index, which returned -36.23% for the same period. The Fund also outperformed the
-38.25% return of the average fund in the Lipper Mid-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one-year period ended December 31, 2008 was an extraordinarily challenging year in financial markets as nearly every asset class recorded significant price declines. After a positive start to the year, global equity markets stumbled as a widespread contraction in credit led to major changes in the financial landscape. These changes included the near collapse of large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. Equity investors sought to shed risk in response to increasing concerns about the financial system and a U.S. recession, punishing stock prices broadly.
Small cap (-34%), mid cap (-36%), and large cap stocks (-37%) declined in unison during the period, as measured by the Russell 2000, S&P 400 MidCap, and S&P 500 indices, respectively. Value (-37%) and Growth (-38%) stocks performed similarly during the period, as measured by the Russell 1000 Value and Russell 1000 Growth indices. There were no safe havens as all ten sectors within the S&P 400 MidCap Index posted negative returns. Energy (-58%), Telecommunication Services (-51%), and Materials (-44%) were the biggest laggards, while Utilities
(-19%) and Consumer Staples (-24%) declined the least.
Favorable security selection in Consumer Discretionary, Health Care, and Materials contributed to positive relative (i.e. performance of the Fund as measured against the benchmark) performance for the Fund and more than offset weaker stock selection in the Financials, Information Technology, and Energy sectors. Sector positioning, driven by security selection, detracted from benchmark-relative returns during the period, primarily due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and

40

Utilities. The Fund benefited from a modest cash position, which helped relative performance in a downward-trending market.
Top contributors to returns on a relative basis included Barr Pharmaceuticals (Health Care), ITT Educational Services (Consumer Discretionary), and Allied Waste (Industrials). Shares of specialty pharmaceutical company Barr Pharmaceuticals rose after the company received a stock and cash takeover offer from generic drug firm Teva Pharmaceutical. Shares of ITT, a technology-oriented postsecondary degree programs provider, benefited from strong industry fundamentals as the softer economy aided enrollment growth and increases in federal loan limits enhanced pricing power. Waste management company Allied Waste was acquired by Republic Services in early December. Other top contributors to absolute (i.e. total return) performance included drug developer Millennium Pharmaceuticals (Health Care) and specialty automotive aftermarket parts and accessories retailer O’Reilly Automotive (Consumer Discretionary).
Top detractors from relative performance included Electronic Arts (Information Technology), Chicago Bridge & Iron (Industrials), and CGG Veritas (Energy). Video game software company Electronic Arts saw its shares drift lower on disappointing bottom-line results due to high development costs and acquisition charges. Shares of global engineering and construction company Chicago Bridge & Iron declined due to project cost overruns and poor project bidding. Shares of CGG Veritas, a geophysical equipment and services provider, fell on concerns that demand for its seismic services will decline as energy companies cut back their exploration and production expenditures. U.S. hospital operator Community Health Systems (Health Care) and medical diagnostic test maker Beckman Coulter (Health Care) were also among the top detractors from absolute performance.
What is the outlook?
Global equities tumbled over the past year, and particularly in recent months, on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on picking stocks based on a bottom-up (i.e. stock by stock fundamental research) review of their fundamental numbers. As a result of these individual stock decisions, we ended the period with overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in the Information Technology sector and the traditionally less economically sensitive Health Care sector. The Fund’s largest underweight position at period-end was the Financials sector, an area that continues to be under significant stress amid volatile credit markets.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.4%

Banks	1.2

Capital Goods	6.9

Commercial & Professional Services	7.1

Consumer Durables & Apparel	1.4

Consumer Services	4.6

Diversified Financials	1.7

Energy	4.0

Finance	0.5

Food & Staples Retailing	1.7

Health Care Equipment & Services	9.8

Household & Personal Products	1.7

Insurance	8.0

Materials	3.9

Media	2.4

Pharmaceuticals, Biotechnology & Life Sciences	6.0

Real Estate	0.6

Retailing	8.1

Semiconductors & Semiconductor Equipment	2.6

Software & Services	9.2

Technology Hardware & Equipment	5.3

Telecommunication Services	1.0

Transportation	2.5

Utilities	5.7

Short-Term Investments	3.7

Total	100.0%

41

Hartford MidCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.
S&P 400 MidCap Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2,3) (as of 12/31/08)

	1 Year	5 Year	10 Year

MidCap Growth IA	-46.85%	-4.70%	0.35%

MidCap Growth IB	-46.97%	-4.94%	0.10%

Russell MidCap Growth Index	-44.32%	-2.33%	-0.19%

S&P 400 MidCap Index	-36.23%	-0.08%	4.46%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.

(3)	Class IB shares commenced on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Hugh Whelan
Managing Director
How did the Fund perform?
The Class IA shares of the Hartford MidCap Growth HLS Fund returned -46.85% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell MidCap Growth Index, which returned -44.32% for the same period, and underperforming the return of the average fund in the Lipper Mid-Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -45.24%.
Why did the Fund perform this way?
Our team invests in companies that we believe have compelling stock characteristics versus the Index. The team’s systematic approach weighs over thirty fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and strong balance sheets. We believe this approach will yield attractive risk-adjusted returns relative to the Index over the long term.
The Fund’s underperformance for the one-year period relative to the Index (i.e. performance of the Fund as measured against the benchmark) was primarily due to an overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the Energy sector as well as adverse security selection in the Material and Financial sectors. This was offset by favorable security selection in the Consumer Discretionary and Consumer Staples sectors.
The primary detractor from returns was an overweight position in Tesoro Corp, a petroleum refining company. A declining crack-spread, defined as the difference between the price of a

42

unit of crude oil and a unit of refined petroleum, eroded much of the company’s bottom line as well as future earnings potential. An overweight position in fertilizer manufacturer and distributor CF Industries Holdings Inc. also detracted from relative return. The company’s stock experienced a pronounced slide amid fears that the credit crisis would negatively impact farmers’ ability to raise new capital for next year’s growing season
Among the largest contributors to relative returns was a large underweight position (i.e. the Fund’s sector position was less than the benchmark position) in McDermott International, a specialty engineering and construction company. McDermott suffered substantial losses on several Middle-Eastern oil pipeline construction projects. Similarly, an underweight in motorcycle stalwart Harley Davidson helped buoy relative performance. Harley Davidson struggled due to the retrenchment of the consumer and a growing aversion toward luxury items.
What is the outlook?
The overall market environment looks challenging for 2009. The equity markets may not have yet fully priced in the possibility of further write-downs within the Banking sector or other negative economic headlines (i.e., further trouble within the housing market and continued severity of the credit crunch). Thus, any further declines may serve to retest the markets’ lows. Many investors will be focused on forthcoming decisions by the new Obama administration with regards to the Troubled Asset Relief Program (TARP) and other stimulus package details. Other factors that may exert influence upon investor sentiment include the impact of the recent interest rate cuts, the price of oil, the value of the U.S. dollar, and the unemployment level in the United States. As the main driver of the current downturn, global housing markets will continue to be scrutinized by investors seeking the beginning of a recovery. Until many of these factors stabilize, most investors will likely remain defensive, expecting a continuation of market volatility. However, we believe this stressful environment, characterized by high price-volatility, uncertainty, and fear, will favor the high quality, fundamentally sound stocks that the Fund’s investment philosophy emphasizes.
At the end of the period the Fund’s top holdings included overweight positions in Yum! Brands, a quick-service restaurant operator and Express Scripts, a pharmacy benefits management company. Yum! Brands is a top holding because of positive investor preferences, including strong volume and a high consensus of analyst estimates. Express Scripts is a top holding due to strong management behavior as evidenced by disciplined capital spending patterns and conservative accounting practices.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Capital Goods	12.4%

Commercial & Professional Services	3.0

Consumer Durables & Apparel	2.1

Consumer Services	7.3

Diversified Financials	5.2

Energy	8.2

Food, Beverage & Tobacco	3.3

Health Care Equipment & Services	8.0

Household & Personal Products	2.2

Insurance	0.3

Materials	4.8

Media	2.0

Other Investment Pools and Funds	0.3

Pharmaceuticals, Biotechnology & Life Sciences	4.5

Real Estate	0.5

Retailing	6.3

Semiconductors & Semiconductor Equipment	6.0

Software & Services	8.6

Technology Hardware & Equipment	5.5

Telecommunication Services	2.8

Transportation	1.8

Utilities	3.1

Short-Term Investments	2.0

Other Assets and Liabilities	(0.2)

Total	100.0%

43

Hartford MidCap Value HLS Fund* inception 4/30/2001
(subadvised by Wellington Management Company)
Performance Overview(1) 4/30/01 - 12/31/08
Growth of $10,000 investment
Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	Since Inception

MidCap Value IA	-40.21%	-1.64%	1.75%

MidCap Value IB	-40.36%	-1.88%	1.51%

Russell 2500 Value Index	-31.99%	-0.15%	4.22%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
*The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
James N. Mordy
Senior Vice President, Partner
How did the Fund perform?
The Class IA shares of the Hartford MidCap Value HLS Fund returned -40.21% for the one year period ended December 31, 2008, underperforming its benchmark, the Russell 2500 Value Index, which returned -31.99% for the same period. The Fund also underperformed the -38.72 % return of the average fund in the Lipper Mid-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
We are in a period of tremendous uncertainty. Confidence in our global financial system has been badly damaged by the contagion which began with the U.S. housing slump and has spread to the collapse of major financial institutions, a transformation of Wall Street, and a complete failure of global credit markets which has pushed us into a global recession. The impact of the credit crunch on the real economy is now starkly evident. Governments around the world are taking unprecedented actions to provide liquidity and prevent a worst case meltdown. We think many of the steps taken, including TARP, equitizing banks, supporting commercial paper markets, raising insured deposit limits, and Federal Reserve rate cuts are all positive measures. More actions will no doubt follow. The U.S. Federal Reserve will greatly expand its balance sheet until the private sector again shows an appetite for some risk.
In this environment equity markets fell dramatically across the board. Large (-37%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500, S&P 400 MidCap, and Russell 2000 indices, respectively. Growth (-38%) and Value
(-37%) stocks also declined, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Weakness was widespread during the period as all sectors in the Russell 2500 Value Index posted large double-digit negative returns. Energy (-51%), Consumer Discretionary
(-46%) and Information Technology (-45%) posted the largest losses. Utilities (-16%) was the best relative performer given the defensive nature of the companies within the sector.
The Fund’s underperformance versus its benchmark was driven primarily by weak stock selection particularly within Financials, Consumer Staples and Energy. Stock selection within the traditionally defensive Health Care sector contributed positively to relative (i.e. performance of the Fund

44

as measured against the benchmark) performance. Overall sector allocation, which is a fall-out from bottom up stock selection, also detracted from relative performance. In particular, our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology more than offset positive returns from our underweight position in Energy and overweight position in Consumer Staples.
The largest detractors from performance during the period included Flextronics (Information Technology), Rhodia (Materials) and R.H. Donnelley (Consumer Discretionary). Shares of global electronics assembly contractor Flextronics declined due to lower new orders and a reduction in earnings guidance from management. French specialty chemical company Rhodia’s shares declined due to consensus’ perceived cyclicality of the company’s business lines and foreign currency pressures. U.S. Yellow Pages company R.H. Donnelley’s stock price fell as investors worried about the negative impact of softer advertising sales during a recession on earnings and cash flow, given the company’s financial leverage. Another top detractor from absolute (i.e. total return) returns was electronic components manufacturer Arrow Electronics (Information Technology).
Among the top contributors to relative performance during the period were Barr Pharmaceuticals (Health Care), Delta Airlines (Industrials) and CACI (Information Technology). Global specialty pharmaceutical company Barr Pharmaceutical’s shares increased following an offer by Teva Pharmaceuticals (a generic global pharmaceutical company) to acquire the company. Delta Airlines’ shares benefited from lower jet fuel prices during the period and the industry’s capacity curtailment ahead of weaker demand. Shares of technology services company CACI rose on news that the company recently received new U.S. government contracts. Another contributor to absolute returns was Annaly Capital Management (Financials).
What is the outlook?
The U.S. economy is declining at its sharpest pace in recent history. The global economy has also continued to deteriorate, with Europe and Japan succumbing to a recession that has engulfed the developed world and large segments of the emerging markets. China and India are downshifting to mid single digit growth, and thus are contributing to the economic malaise. As the massive global deleveraging continues, both consumption and capital goods purchases are likely to see a meaningful contraction over the next year. The destruction in consumer wealth in the U.S., so far estimated at $9 trillion, suggests a timid pace of growth is in store once a recovery begins, as an increased savings rate seems likely to be sustained for some time.
It would seem that this gloomy economic picture is now widely recognized. Government efforts to reignite the economy are massive in scope and provide some basis for improving investor sentiment. With a little luck, we could see a sequential bottom in GDP by mid ’09. While we remain wary of highly leveraged or illiquid balance sheets, we are inclined to begin moving away from some of our more defensive positions. At the end of the period, the Fund was most overweight Health Care and Information Technology and most underweight Financials.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.4%

Banks	3.1

Capital Goods	5.7

Commercial & Professional Services	1.1

Consumer Durables & Apparel	5.6

Diversified Financials	7.2

Energy	3.4

Food, Beverage & Tobacco	5.9

Health Care Equipment & Services	6.5

Insurance	11.2

Materials	8.6

Media	1.0

Pharmaceuticals, Biotechnology & Life Sciences	4.0

Real Estate	3.5

Retailing	4.0

Semiconductors & Semiconductor Equipment	2.5

Software & Services	4.4

Technology Hardware & Equipment	6.2

Transportation	5.4

Utilities	9.4

Short-Term Investments	0.9

Total	100.0%

45

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP
                    Hartford Investment Management Company)
Performance Overview(1) 12/31/98 — 12/31/08
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Small Company IA	-40.60%	1.05%	3.46%

Small Company IB	-40.73%	0.81%	3.23%

Russell 2000 Growth Index	-38.54%	-2.35%	-0.76%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Wellington Management Company, LLP			Hartford Investment Management Company
Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA	Hugh Whelan
Senior Vice President, Partner	Vice President	Vice President	Managing Director
How did the Fund perform?
The Class IA shares of the Hartford Small Company HLS Fund returned -40.60% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the Russell 2000 Growth Index, which returned -38.54% for the same period. The Fund outperformed the
-41.12% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one year period was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a global recession, equity investors sought to shed risk. In this environment, small cap, mid cap and large cap stocks all declined by over 30% during the period, as measured by the Russell 2000 (-34%), S&P 400 MidCap (-36%) and S&P 500 (-37%) indices, respectively. All sectors within the Russell 2000 Growth Index posted double digit declines. Energy (-51%), Telecommunication Services (-49%), Materials (-47%), and Consumer Discretionary (-44%) declined the most while Consumer Staples (-19%) declined the least.
The Fund underperformed its benchmark during the period primarily due to weak stock selection within Financials, Information Technology, and Energy. Sector allocation helped performance due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Energy and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Telecommunication Services. Stock selection in Telecommunication Services helped performance during the period, as did a moderate allocation to cash in a declining market.
On an individual stock basis, Focus Media (Consumer Discretionary) was the biggest setback to relative (i.e. performance of the Fund as measured against the benchmark)

46

performance. The China-based digital advertising and media company’s shares were beset by a series of company-specific issues, including management changes, accounting questions, and mobile spamming. A broad market sell-off across China compounded share price weakness. MF Global (Financials), a leading broker of exchange traded futures and options, also significantly hurt results. A rogue trading incident and consequent misgivings about MF Global’s controls and counterparty risk led the stock price to fall. We eliminated the position in favor of more attractive opportunities. ON Semiconductor (Information Technology) also hurt the Fund as semiconductors were impacted by global economic weakness, particularly in the auto and industrial sectors. This deterioration also caused ON Semiconductor to withdraw its proposal to acquire Amtel Corporation, further impacting the share price. Other significant detractors from absolute returns included Solutia (Materials) and Forest Oil (Energy).
Strong earnings and solid growth across practice areas and geographies boosted shares of Aecom Technology (Industrials), the top contributor to returns relative to the benchmark. In addition, Energy holding Cabot Oil & Gas (Energy), an independent exploration and production company with oil and gas properties in North America, and Centennial Communications (Telecommunications), a wireless service provider, contributed to relative performance. Cabot Oil & Gas posted gains on rising natural gas prices, impressive results in their East Texas acreage that helped boost reserves, and disciplined execution that helped control exploration and development costs. We took profit on Cabot Oil & Gas before the broad commodities sell off. Centennial Communications climbed after AT&T made a bid to acquire it. Other significant contributors to absolute returns included Millennium Pharmaceuticals (Health Care) and Arch Coal (Energy).
What is the outlook?
The overall market environment looks challenging for 2009. We are in a period of tremendous uncertainty. Confidence in our global financial system has been badly damaged by the contagion which began with the U.S. housing slump and has spread to the collapse of major financial institutions, a transformation of Wall Street, a seizure of global credit markets, and the ensuing global recession.
Despite the uncertainty, the Fund continues to focus on stocks of companies that we see as having unique business models, special market opportunities or sound fundamentals that should allow them to deliver growth during these turbulent times. The Fund remains well diversified, with holdings across all major market sectors. Bottom-up, fundamental research-driven stock-by-stock investment decisions led to overweights in Financials, Information Technology, Telecommunication Services, Industrials, and Consumer Staples relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period underweight in Health Care, Energy, Materials, and Utilities. Our largest holdings included Aecom Technology
(Industrials), Solera Holdings (Information Technology), and Waste Connections (Industrials).
At the end of the period, 51% of the Fund’s assets were managed by Wellington Management Company and 49% were managed by Hartford Investment Management Company.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.4%

Banks	0.6

Capital Goods	9.4

Commercial & Professional Services	7.0

Consumer Durables & Apparel	3.4

Consumer Services	3.0

Diversified Financials	2.6

Energy	5.8

Food & Staples Retailing	1.2

Food, Beverage & Tobacco	1.7

Health Care Equipment & Services	9.1

Household & Personal Products	0.3

Insurance	3.6

Materials	2.4

Media	2.0

Other Investment Pools and Funds	0.5

Pharmaceuticals, Biotechnology & Life Sciences	11.2

Real Estate	0.7

Retailing	3.7

Semiconductors & Semiconductor Equipment	3.1

Software & Services	14.2

Technology Hardware & Equipment	5.2

Telecommunication Services	2.2

Transportation	2.8

Utilities	0.5

Short-Term Investments	3.0

Other Assets and Liabilities	0.4

Total	100.0%

47

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by: Wellington Management Company, LLP
                    Hartford Investment Management Company)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
Investment goal — Seeks long-term capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

SmallCap Growth IA	-37.42%	-3.40%	2.45%

SmallCap Growth IB	-37.57%	-3.63%	2.20%

Russell 2000 Growth Index	-38.54%	-2.35%	-0.76%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Wellington Management Company, LLP		Hartford Investment Management Company
David J. Elliot, CFA	Doris T. Dwyer	Hugh Whelan
Vice President	Vice President	Managing Director
How did the Fund perform?
The Class IA shares of the Hartford Small Cap Growth HLS Fund returned -37.42% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the Russell 2000 Growth Index, which returned -38.54% for the same period. The Fund also outperformed the
-41.12% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one year period was one of the most volatile in recent history. After a modestly positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a global recession, equity investors sought to shed risk.
In this environment, small cap, mid cap and large cap stocks all declined by over 30% during the period, as measured by the Russell 2000
(-33.79%), S&P 400 MidCap (-36.23%) and S&P 500 (-37.00%) indices, respectively. All sectors within the Russell 2000 Growth Index posted double digit declines. Energy (-51.74%), Telecommunication Services (-49.07%), Materials (-46.82%), and Consumer Discretionary
(-44.23%) declined the most while Consumer Staples (-18.68%) declined the least.
Security selection had a positive effect on relative (i.e. performance of the Fund as measured against the benchmark) returns, as favorable stock selection primarily in Materials and Consumer Discretionary was only slightly offset by weaker security selection in Energy and Health Care.
Top contributors to absolute (i.e. total return) and relative performance included Amerisafe (Financials), Watson Wyatt (Industrials) and ITT Educational Services (Consumer Discretionary). Shares of Amerisafe, a specialty provider of workers’ compensation insurance, rose with strong third quarter results, helped by better-than-expected accident year loss ratio

48

(a measure of profitability) and lower than expected underwriting and operating expenses. Watson Wyatt, a global provider of human capital and financial management consulting services, performed well as it reported solid fiscal first quarter results. ITT Educational Services, a U.S. provider of post-secondary degree programs, saw its shares rise, as the company raised its estimates for 2009 on strong enrollments, revenue upside and lower expenses. Cliff Natural Resources, a mining company, was another top contributor to absolute performance.
The top relative and absolute detractors from performance were ATP Oil & Gas (Energy), Complete Production (Energy), and Rigel Pharmaceutical (Health Care). Shares of ATP Oil & Gas, an offshore oil and natural gas company, declined sharply in the second half of the year, on lower commodity prices, softer production volumes and liquidity concerns. Complete Production, a North American drilling and production services provider, performed poorly amid weakening economy, lack of credit availability, declining commodity prices and anticipation of slower drilling activity in 2009. Shares of a clinical stage drug development company Rigel Pharmaceutical slipped after test results for its rheumatoid arthritis drug indicated elevated blood pressure and liver enzyme levels.
What is the outlook?
The economy is declining at its sharpest pace in recent history. While the current pace of decline is unlikely to persist for long, further significant contraction is still expected in 2009. With a little luck, the economy can put in a sequential bottom some time late this spring or early summer, yet the deleveraging process will continue to be felt for years.
A company’s balance sheet strength, cash flow generation and ability to control financial outcomes – always critical considerations in assessing opportunity and risk – are of paramount importance in this environment. Confidence in a company’s ability to achieve our earnings forecasts, upside potential in its stock price, and reasonable liquidity can help us determine whether, and how much, to own of any given security. We believe the elevated level of fear in the market will eventually abate and that our care, diligence and patience will be rewarded.
At the end of the period the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Health Care and Information Technology, while underweight (i.e. the Fund’s sector position was less than the benchmark position) Industrials, Financials, Consumer Discretionary and Materials relative to the Russell 2000 Growth Index.
At the end of the period, 91% of the Fund’s assets were managed by Wellington Management Company and 9% were managed by Hartford Investment Management Company.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.4%

Capital Goods	10.4

Commercial & Professional Services	4.7

Consumer Durables & Apparel	2.1

Consumer Services	5.2

Diversified Financials	0.8

Energy	7.0

Food & Staples Retailing	1.1

Food, Beverage & Tobacco	0.5

Health Care Equipment & Services	11.3

Household & Personal Products	1.6

Insurance	2.3

Materials	1.4

Media	0.9

Pharmaceuticals, Biotechnology & Life Sciences	16.9

Real Estate	0.7

Retailing	2.6

Semiconductors & Semiconductor Equipment	4.5

Software & Services	12.8

Technology	0.1

Technology Hardware & Equipment	6.0

Telecommunication Services	1.4

Transportation	2.0

Utilities	0.5

Short-Term Investments	2.4

Other Assets and Liabilities	0.4

Total	100.0%

49

Hartford SmallCap Value HLS Fund inception 5/1/1998
(subadvised by: Kayne Anderson Rudnick Investment Management, LLC
                Metropolitan West Capital Management,
                LLC SSgA Funds Management, Inc.)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2,3) (as of 12/31/08)

	1 Year	5 Year	10 Year

SmallCap Value IA	-29.36%	-0.32%	7.44%

SmallCap Value IB	-29.57%	-0.51%	7.19%

Russell 2000 Value Index	-28.92%	0.27%	6.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
(3)	Class IB shares commenced on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects the actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf, CFA	Gary W. Lisenbee	Ric Thomas, CFA
Managing Director	President	Principal
Sandi L. Gleason, CFA	Samir Sikka	Chuck Martin, CFA
Julie Kutasov, CPA	Senior Vice President	Principal
How did the fund perform?
The Class IA shares of the Hartford SmallCap Value HLS Fund returned -29.36% for the twelve month period ended December 31, 2008. The Fund underperformed the -28.92% return of its benchmark, the Russell 2000 Value Index, and outperformed the -32.92% return of the Lipper Small Cap Value VP-UF peer group average, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Overall the equity market in the second half of the period was marked by extreme volatility. Equities fell during the period due to continued turmoil in the credit and housing markets and concerns regarding economic growth. Within the Russell 2000 Value Index, all ten sectors posted negative returns for the period led by Telecommunication Services (-51.6%), and Consumer Discretionary (-50.5%). Utilities (-8.3%) and Consumer Staples (-19.5%) declined the least.
Stock selection was the primary driver of our performance during the year ended December 31, 2008. Detractors from performance included Tempur-Pedic International (Consumer Discretionary), National Financial Partners (Financials) and Crosstex Energy (Energy). Tempur-Pedic, which was one of our top performers in 2007, fell hard on weak sales, the tough economic environment and increased competition. During the period, Tempur-Pedic suspended its dividend and lowered its earning guidance. National Financial Partners, an independent distributor of financial service products, dropped during the period on poor sales, analysts’ downgrades and liquidity concerns. Shares of Crosstex Energy, a natural gas company, tumbled during the period due to declining commodity prices, a reduction in its distributions and the slowdown in industry drilling activity.
World Fuel Services (Energy), Children’s Place Retail Stores (Consumer Discretionary) and Cathay General Bancorp (Financials) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. Shares of World

50

Fuel Services, a company that engages in the marketing and sales of marine, aviation and land fuel products, rose during 2008 due to record earnings and the successful integration of Kropp Holdings. World Fuel Services acquired Kropp Holdings in December 2007. During the reporting period, Children’s Place stock recouped some of its prior losses as it divested its ailing Disney Store business. Based in Los Angeles and targeting a Chinese-American clientele, Cathay General boasts one of the most disciplined management teams in the industry. To its credit, Cathay has not needed to raise capital throughout the credit crisis, setting it apart from the vast majority of its peers. Cathay General ended the period as one of our largest holdings.
What is the outlook?
The U.S. economy is declining at the sharpest pace in recent history. The overall market environment continues to look challenging for 2009. Nevertheless, while the policymakers’ (including the Fed) actions taken recently should help stem the current crisis, obstacles will likely remain. The fallout and the resulting changes taking place at present in the Financial Services sector are going to have reverberations for the global economy in the short and medium term and will ultimately impact most sectors. However, we have little doubt that now, with the full attention of the world’s central banks, governments and regulators, financial markets will make their way through the chasm caused by an historical confluence of circumstances.
Currently, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark were in Industrials and Health Care. Conversely, the Fund’s largest underweight (i.e. the Fund’s sector position was less than the benchmark position) position relative to the benchmark continues to be in Financials. We believe that the complementary style of the three sub-advisers provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.
At the end of the period, 37% of the Fund’s assets were managed by Kayne Anderson Rudnick Investment Management, 34% of the Fund’s assets were managed by Metropolitan West Capital Management and 29% of the Fund’s assets were managed by SSgA Funds Management.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.4%

Banks	11.1

Capital Goods	9.1

Commercial & Professional Services	8.5

Consumer Durables & Apparel	3.6

Consumer Services	2.8

Diversified Financials	3.2

Energy	4.1

Food & Staples Retailing	0.4

Food, Beverage & Tobacco	2.3

Health Care Equipment & Services	9.5

Household & Personal Products	4.3

Insurance	3.7

Materials	3.3

Media	0.7

Pharmaceuticals, Biotechnology & Life Sciences	1.2

Real Estate	4.0

Retailing	2.0

Semiconductors & Semiconductor Equipment	1.7

Software & Services	6.9

Technology Hardware & Equipment	3.3

Telecommunication Services	1.1

Transportation	4.4

Utilities	2.5

Short-Term Investments	4.6

Other Assets and Liabilities	1.3

Total	100.0%

51

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.
Investment goal — Seeks long-term growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Stock IA	-43.13%	-4.64%	-2.99%

Stock IB	-43.27%	-4.88%	-3.21%

S&P 500 Index	-36.99%	-2.19%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Managers

Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President and Partner
How did the Fund perform?
The Class IA shares of the Hartford Stock HLS Fund returned -43.13% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the S&P 500 Index which returned -36.99% for the same period. The Fund also underperformed the -38.76% return of the average fund in the Lipper Large Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The one-year period ended December 31, 2008 was one of the most volatile in history. After a positive start to the year, global equity markets stumbled as the widespread contraction in credit led to major changes in the financial landscape. These changes included the near collapse of the large investment bank Bear Stearns, government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-37%), mid (-36%), and small (-34%) cap stocks declined, by similar levels during the period, as measured by the S&P 500 , S&P 400 MidCap and Russell 2000 indices, respectively. The same was true for Growth (-38%) and Value (-37%) stocks, as measured by the Russell 1000 Growth and Russell 1000 Value indices. All ten sectors within the S&P 500 Index posted sharp negative returns during the period, led by Financials (-55%), Materials (-46%) and Information Technology (-43%). Traditionally defensive sectors Consumer Staples (-15%) and Health Care (-23%) declined the least.
The Fund’s underperformance versus the benchmark was driven by security selection, which was weakest in Financials, Information Technology, and Energy. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from performance due to underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Consumer Staples and Utilities, and overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposures to Financials and Information Technology.

52

Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns during the period were Washington Mutual (Financials), Gazprom (Energy) and Lehman Brothers (Financials). Shares of consumer and small business banking company Washington Mutual fell significantly early in the year on fears that the losses it would incur on its residential real estate portfolio could force another dilutive capital raise and further depress earnings. We believed the company had substantial resources to weather the current environment and absorb the coming losses through the credit cycle. However, the FDIC forced the company’s hand by publicly expressing concern about the quality of their mortgage assets and by facilitating an acquisition by JP Morgan to minimize future risk to FDIC insurance assets. Russia-based Gazprom, the world’s largest natural gas producer, saw its shares fall amid a weakening economic environment, escalating geopolitical concerns, and declining natural gas prices. Investment bank Lehman Brothers’ shares collapsed as the company fell victim to the financial crisis during the third quarter; lack of confidence, a liquidity crisis, and inability to attract a partner ultimately led to the firm’s demise. Significant detractors from absolute (i.e. total return) returns also included General Electric (Industrials) and Goldman Sachs (Financials).
Top contributors to relative performance during the period were Shionogi (Health Care), Comcast (Consumer Discretionary) and Delta Air Lines (Industrials). Shares of Shionogi, a Japanese pharmaceutical company, rose after the company reported steady earnings growth driven by sales of cholesterol lowering drug Crestor and allergy drug Claritin. Shares of cable company Comcast outperformed as the company’s solid operating results during a challenging economic environment helped the stock price. Delta Air Lines’ share price rallied on falling oil prices in the second half of the year. The Fund’s holdings in Qualcomm (Information Technology) and Genentech (Health Care) also contributed positively to the Fund’s returns on an absolute basis.
What is the outlook?
Global equities tumbled over the past year on a deteriorating outlook for earnings and sharply increased fear levels among investors. The U.S. Treasury and Federal Reserve, in concert with several foreign governments, have embarked on an unprecedented series of rescue moves, but the results remain to be seen. In the wake of these capital market events, business and consumer confidence and spending have moved lower.
In this environment we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Financials, Information Technology, and Consumer Discretionary, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 were in Utilities, Consumer Staples and Telecommunication Services.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.5%

Banks	4.4

Capital Goods	5.1

Commercial & Professional Services	0.4

Diversified Financials	11.7

Energy	13.6

Food & Staples Retailing	4.8

Food, Beverage & Tobacco	3.4

Health Care Equipment & Services	4.7

Household & Personal Products	0.5

Insurance	0.8

Materials	3.1

Media	5.1

Pharmaceuticals, Biotechnology & Life Sciences	11.3

Retailing	5.6

Semiconductors & Semiconductor Equipment	4.5

Software & Services	6.1

Technology Hardware & Equipment	8.0

Telecommunication Services	1.3

Transportation	4.4

Short-Term Investments	0.4

Other Assets and Liabilities	0.3

Total	100.0%

53

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
Investment goal — Seeks a competitive total return, with income as a secondary objective.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Total Return Bond IA	-7.62%	1.67%	4.40%

Total Return Bond IB	-7.85%	1.41%	4.16%

Barclays Capital U.S. Aggregate Bond Index	5.24%	4.65%	5.63%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Portfolio Manager
Nasri Toutoungi
Managing Director

How did the Fund perform?
The Class IA shares of the Hartford Total Return Bond HLS Fund returned -7.62 % for the twelve-month period ended December 31, 2008, underperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.24% for the same period, and underperforming the return of the average fund in the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned -3.00%.
Why did the Fund perform this way?
Broadly speaking, the Fund had greater exposure to widening risk premiums (i.e., increased credit spread or yield differential between Treasury securities and non-Treasury securities) than the Index. Credit spreads gapped wider in all spread (i.e., non-Treasury) sectors to levels not seen since the Great Depression. Within this framework, various factors contributed to the Fund’s underperformance versus the Index.
The Fund maintained an overweight position (i.e., the Fund’s sector position was greater than the benchmark position) to the investment grade corporate bond sector throughout the year. The Barclays Capital U.S. Credit Index produced an excess return (Treasury adjusted return or the index return less the return on a set of duration-equivalent Treasuries) of negative 17.86%. In particular, the Fund maintained an overweight to subordinate financial issues which suffered to a greater extent than senior financial issues.
Asset Backed Securities (ABS) detracted from performance as the consumer’s ability to repay loans declined and the housing crisis continued to worsen. The value of home equity ABS receivables declined as home prices continued to slip and similarly prices of auto loan and revolving consumer credit receivables continued to decline. Although exposure to these sectors of the ABS market represented a small fraction of the overall NAV of the Fund, the declining value of these receivables caused a negative impact on relative (i.e. performance of the Fund as measured against the benchmark) performance.

54

As the economy deteriorated and investors increased their default frequency expectations, the high yield segment of the market performed poorly, negatively impacting the Fund’s exposure to that sector. Similarly, our slight overweight to the emerging markets sector detracted from performance as the global economic environment presented significant challenges for both corporate and sovereign issuers. In addition, our small overweight in the Commercial Mortgage-Backed Securities (CMBS) sector also hurt performance as fundamentals in that sector continued to deteriorate.
On a more positive note, the Fund’s duration (i.e. a measure of interest rate sensitivity) and yield curve positioning had a positive impact on performance by taking advantage of the flattening in the curve (i.e., short and long term interest rates moving closer together). The Fund’s duration was positioned long compared to the Index while rates declined in the latter months of the year.
What is the outlook?
The remarkable increase in credit spreads to Treasury securities in the fourth quarter reflects both the consequences of a broad based rush to deleverage among institutional investors as well as a repricing of risk in a world of rapidly collapsing real economic activity. As the first quarter of 2009 begins it is difficult to forecast whether either of these factors are behind us. The modest recovery in credit spreads in mid to late December in the wake of the U.S. Government’s infusion of capital in the banking system and the Federal Reserve System’s (the “Fed”) announcement of prospective purchases of key fixed income asset classes does suggest investors believe a safety net has been put in place beneath the bond market. However, even if we are past the extremes in valuations and volatility, earnings and capital adequacy concerns as well as uncertainty about the extent of the economic decline will keep risk aversion a key theme.
We expect the Fed to continue to pursue any and all policies to restart the credit markets and the economy. The anticipated result is that short-term interest rates will remain near zero for the foreseeable future and the Fed will be a buyer of all fixed income asset classes, from Mortgage-Backed Securities and Asset-Backed Securities to Treasuries.
In this environment we do not expect either interest rates or credit spreads to move decisively higher or lower from current levels. Rather, we expect ranges to prevail as the Fed holds rates low and investors digest what we expect to be a pattern of conflicting data. As a result, we believe duration opportunities will exist in the context of the market moving to the extremes of the range. With respect to credit sectors, we believe the best opportunities will be in high quality issuers whose balance sheets and cash flow best protect bondholder interests.
Diversification will also be an important theme as the economic crosscurrents of a severe recession raise the risks to over-concentrated positions.
Distribution by Credit Quality
as of December 31, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	59.9%

AA	4.8

A	16.0

BBB	12.7

BB	4.7

B	1.4

CCC	0.1

NR	0.4

Total	100.0%

Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Basic Materials	1.2%

Capital Goods	1.0

Consumer Cyclical	2.2

Consumer Staples	2.1

Energy	2.0

Finance	22.3

Foreign Governments	5.5

General Obligations	0.2

Health Care	1.6

Services	2.0

Technology	7.3

Transportation	1.0

U.S. Government Agencies	35.5

U.S. Government Securities	3.8

Utilities	4.7

Short-Term Investments	6.0

Other Assets and Liabilities	1.6

Total	100.0%

Distribution by Security Type
as of December 31, 2008

Percentage of
Security Type	Net Assets

Asset & Commercial Mortgage Backed Securities	9.7%

Corporate Bonds: Investment Grades	36.8

Corporate Bonds: Non-Investment Grades	2.7

Municipal Bonds	0.2

Senior Floating Rate Interests: Investment Grades	0.4

Senior Floating Rate Interests: Non-Investment Grades	3.3

U.S. Government Agencies	35.5

U.S. Government Securities	3.8

Short-Term Investments	6.0

Other Assets and Liabilities	1.6

Total	100.0%

55

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Barclays Capital Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.
Investment goal — Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

U.S. Government Securities IA	-0.64%	2.26%	4.07%

U.S. Government Securities IB	-0.89%	2.00%	3.81%

Barclays Capital Intermediate Government Bond Index	10.43%	5.30%	5.74%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

Christopher Hanlon*	Russell M. Regenauer, CFA	Timothy Wilhide	John Hendricks
Executive Vice President	Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of Hartford U.S. Government Securities HLS Fund returned -0.64% for the twelve-month period ended December 31, 2008, underperforming the Barclays Capital Intermediate Government Bond Index, which returned 10.43% for the same period, and underperforming the return of the average fund in the Lipper General U.S. Government VP-UF Funds Category, a group of funds with investment strategies similar to those of the Fund, which returned 3.86%.
Why did the Fund perform this way?
A significant detractor to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance was out-of-benchmark sector allocations, particularly to mortgage related securities such as Commercial Mortgage Backed Securities (CMBS) and Asset Backed Securities (ABS).
The beginning of December saw unprecedented spread widening (i.e., increased credit spread or yield differential between Treasury securities and non-Treasury securities) in Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS), driven by the combination of a severe housing recession, a contraction of credit availability, and the forced deleveraging of risk by financial firms. Forces not dissimilar to these also pushed the entire U.S. economy into a severe recession. Although the Fund’s allocation to ABS- and CMBS- related securities was relatively small, these sectors resulted in a significant detraction in performance relative to the benchmark. Performance detractors were widespread, impacting all asset classes, including Residential Mortgage-backed Securities (RMBS), Government Agency debt and securities based on Small Business Administration (SBA) loans. As the seizing up of the capital markets and the resulting investor flight to quality ensued, interest rates moved to historically low levels. This provided an environment for Treasury securities to end the year outperforming all other asset classes.
In addition, although the Fund’s duration positioning (i.e., a measure of interest rate sensitivity) detracted from performance, the Fund’s yield curve positioning contributed a positive impact on overall performance, particularly in the beginning of the year by taking advantage of a steepening yield curve (i.e., short and long-term interest rates moving further apart).

56

What is the outlook?
In an effort to stem the continued downturn of the financial markets, the Federal Reserve System (“the “Fed”) is deploying a number of tools that it hopes will provide stimulus. These efforts include a commitment to purchase $500 billion of Fannie Mae and Freddie Mac Agency Mortgage Backed Securities (MBS), as well as a proposal to engage these Government Sponsored Enterprises (GSEs) to lower mortgage rates. This solution should serve to support current MBS dollar prices while maintaining low consumer interest rates. With more focused government intervention expected as the new administration takes office, a continued flexibility will be required in order to respond to changes in the markets. Specifically, due to continuing economic uncertainty, high price volatility remains likely in various other spread (i.e., non-Treasury) sectors. There exists strong anticipation that the U.S. Government will remain committed to fostering a low interest rate environment, while continuing its efforts to support the housing market. However, residential mortgage securities will continue to be plagued by uncertainty over prepayment and loss-severity as markets seek clarity over the final form the new legislation will take. The next twelve months should see a record supply of Treasury securities coinciding with increased government involvement. Accordingly, interest rates could see upward pressure should the economic downturn reach a bottom and begin to stabilize.
While 2008 saw the build up to a financial maelstrom the likes of which the U.S. economy hasn’t dealt with since the Great Depression, there is at least a realization of where recovery may start from. The bond markets, via loose credit offerings, provided an environment for an unparalleled acquisition of real estate assets. We believe that it is these very markets that will signify recovery as the deleveraging processes wind down, with any sustainable signs of progress possibly coming from the narrowing of credit-risk spreads, or the difference in price between various credits over Treasuries, and improving equity prices. If coordinated efforts are successful, we believe that this may serve as a catalyst of an increased availability of credit to both businesses and consumers, as well as the restoration of otherwise high-quality credits.

*	Effective June 1, 2008, Timothy Wilhide and John Hendricks assumed the portfolio management responsibilities previously held by Christopher Hanlon. Mr. Wilhide and Mr. Hendricks will manage the Fund alongside Russell M. Regenauer.
Distribution by Security Type
as of December 31, 2008

Percentage of
Security Type	Net Assets

Asset & Commercial Mortgage Backed Securities	11.6%

Purchased Options	0.1

U.S. Government Agencies	70.9

U.S. Government Securities	11.6

Short-Term Investments	5.2

Other Assets and Liabilities	0.6

Total	100.0%

Distribution by Credit Quality
as of December 31, 2008

Percentage of
Long-Term
Rating	Holdings

AAA	96.8%

AA	1.6

A	1.0

BBB	0.1

BB	0.2

B	0.1

CCC	0.2

Total	100.0%

57

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 4/30/01 - 12/31/08
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks long-term total return.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	Since Inception

Value IA	-34.03%	0.95%	0.56%

Value IB	-34.20%	0.70%	0.32%

Russell 1000 Value Index	-36.85%	-0.79%	0.12%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

John R. Ryan, CFA*	Ian Link, CFA	Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President, Managing Partner	Vice President	Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Value HLS Fund returned -34.03% for the twelve-month period ended December 31, 2008, outperforming its benchmark, the Russell 1000 Value Index, which returned -36.85% for the same period. The Fund also outperformed the -37.09% return of the average fund in the Lipper Large Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Liquidity constraints dominated the economic landscape over the last year, leading the Federal Government to undertake its largest role in the markets since the Great Depression. Failures and forced mergers crippled financial services companies while insurers faced new questions about the health of their business. Investors looked to shed risk at every possible opportunity, providing a headwind for equities broadly.
All ten broad economic sectors of the Fund’s Russell 1000 Value benchmark declined sharply during the year. Financials (-52%), Information Technology (-49%), and Materials (-48%) performed the worst; the relative winners in this environment were less economically-sensitive areas like Consumer Staples (-17%), Health Care (-20%), and Utilities (-24%). Small cap, mid cap and large cap stocks all declined during the period, as measured by the Russell 2000 -34%, S&P 400 MidCap -36% and S&P 500 -37% indices, respectively. Value and growth stocks performed equally poorly: the Russell 1000 Value’s -37% return was marginally better than the Russell 1000 Growth’s -38% loss.
The primary driver of the Fund’s outperformance relative (i.e. performance of the Fund as measured against the benchmark) to the benchmark was favorable stock selection, particularly within Financials, Information Technology, and Consumer Discretionary. Allocation among sectors, an outgrowth of the Fund’s bottom-up (i.e. stock by stock fundamental research) stock selection process, was slightly positive during the year due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Financials and Consumer Discretionary and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Staples.
Among the top contributors to benchmark-relative returns were our positions in ACE (Financials), Bristol-Myers Squibb (Health

58

Care) and Abbott Labs (Health Care). Property/casualty insurance and reinsurance provider ACE benefited from troubles at rival AIG and favorable pricing, pushing its shares higher. Bristol-Myers Squibb, a global pharmaceutical firm, saw its shares rise when the company reported strong quarterly results and a positive outlook for 2009. Shares of Abbott Labs, a global pharmaceutical and diagnostic products company, gained on a strong quarterly earnings report based on robust results in psoriasis drug Humira and drug eluting stent Xience. Relative performance also benefited from our sale early in the year of AIG (Financials) and Wachovia (Financials) and from our underweight position in Citigroup (Financials), all of which saw sharp declines in their stock prices as the global financial crisis deepened. Top contributors to absolute (i.e. total return) returns included electronic payments network operator Visa and midatlantic banking company M&T Bank.
Top detractors from relative performance during the year included airline operator Delta Air Lines (Industrials), Wells Fargo (Financials), and Morgan Stanley (Financials). Following our purchase of the stock early in the year, Delta’s shares underperformed due to a dramatic rise in jet fuel prices and a further weakening U.S. economy. We eliminated the position prior to a rebound in the share price. Our underweight position in Wells Fargo during the year hurt us as investors favored the stock relative to other Financials companies given its AAA-credit rating. Shares of global financial services firm Morgan Stanley fell as investors reduced holdings of Financials companies in the face of the ongoing credit and liquidity crisis. We avoided Johnson & Johnson (Health Care) and Procter & Gamble (Consumer Staples) in favor of companies that we believed have better fundamentals. However, these stocks performed better than most during the year, which negatively impacted our benchmark-relative returns. Top detractors from absolute returns were Bank of America, General Electric, and Goldman Sachs.
What is the outlook?
Credit market and banking concerns led to further economic distress in the industrial and commercial sectors as 2008 came to a close. This distress was reflected in the market’s slide as investors grew more uncertain about the depth and duration of the downturn. Central banks and governments are throwing every relief tool into the mix. These actions are likely to have a beneficial effect over the short term, but their long-term impact is still unknown.
We believe that equity markets incorporated a deep recession into valuations over the recent period. Prices and valuations consequently began to approach attractive levels, even given a continuing decline in the economy. Accordingly, we reduced our positions in some of the more defensive names, such as Utilities, Health Care, and Consumer Staples stocks, while we increased our positions in Industrials, Consumer Discretionary, and Financials.

*	As disclosed in the Fund’s prospectus, as of July 1, 2008, John R. Ryan is no longer involved in the management of the Fund. Mr. Reckmeyer, Ms. Grimes, and Mr. Link have succeeded Mr. Ryan in the management of the Fund. All three portfolio managers have been long standing members of the Value team and have worked closely with Mr. Ryan.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	5.6%

Capital Goods	8.3

Commercial & Professional Services	1.3

Diversified Financials	8.5

Energy	15.1

Food & Staples Retailing	5.3

Food, Beverage & Tobacco	6.1

Health Care Equipment & Services	4.0

Household & Personal Products	1.6

Insurance	5.4

Materials	3.3

Media	3.0

Pharmaceuticals, Biotechnology & Life Sciences	6.7

Real Estate	1.2

Retailing	3.3

Semiconductors & Semiconductor Equipment	1.6

Software & Services	1.6

Technology Hardware & Equipment	5.2

Telecommunication Services	5.2

Utilities	6.4

Short-Term Investments	1.4

Other Assets and Liabilities	(0.1)

Total	100.0%

59

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)
Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment
Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Value Opportunities IA	-41.06%	-3.28%	1.27%

Value Opportunities IB	-41.21%	-3.52%	1.01%

Russell 1000 Value Index	-36.85%	-0.79%	1.36%

Russell 3000 Value Index	-36.25%	-0.72%	1.69%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Managers

David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Value Opportunities HLS Fund returned -41.06% for the one year period ended December 31, 2008, underperforming its benchmark, the Russell 3000 Value Index, which returned -36.25% for the same period. The Fund also underperformed the -36.78% return of the average fund in the Lipper Multi-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
A tide of risk aversion swept through the equity markets during the second half of the year on the waves of worry about access to credit, home price depreciation and falling economic activity. In this environment, the Russell 3000 Index returned -37% during the period, with value stocks, as measured by the Russell 3000 Value Index -36%, outperforming growth stocks, as measured by the Russell 3000 Growth Index -38%, by 220 basis points. Small cap, mid cap and large cap stocks all struggled during the period. The Russell 2000 Index, a measure of small cap stocks, returned -34%, the S&P 400 MidCap Index returned -36% and the S&P 500 Index returned -37%. All ten broad economic sectors within the Russell 3000 Value Index suffered steep declines, with Consumer Staples declining the least.
In general, stocks with low price to book valuations, high debt levels, and those which are more volatile suffered the most. Historically, these conditions have been proven to be difficult for our contrarian, value-oriented investment strategy.
Stock selection was the primary driver of the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) underperformance and was particularly weak in Energy, Consumer Staples and Financials. Overall sector allocation also detracted modestly from the Fund’s performance. The Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology and underweight (i.e. the Fund’s sector position was less than the

60

benchmark position) positions in Energy and Utilities hurt relative performance; however, the Fund’s underweight position in Financials and its overweight position in Health Care helped relative performance.
The largest detractors from benchmark relative performance were Royal Bank of Scotland (Financials), Ambac Financial (Financials), and Exxon Mobil (Energy).
Financial Services stocks faced significant turmoil during the period resulting from heightened fear and eventually the seizure of the credit markets. This credit crisis resulted in swift and unprecedented action by the U.S. Federal government to keep the capital markets functioning. During this time, several of our financial holdings were negatively impacted. Shares of Royal Bank of Scotland fell as losses on asset-backed securities mounted, and the bank was forced to raise new equity to shore up its slim capital base. Shares in bond insurer Ambac plummeted early in the year, as guarantees it had written on mortgages and CDOs required highly-dilutive fresh capital which exceeded our expectations.
The Fund’s underweight position in integrated oil and natural gas company Exxon Mobil hurt relative performance, as the stock became a safe haven for investors fleeing the price declines elsewhere in the energy and commodity sectors. By year-end, this trend had taken ExxonMobil to nearly 8% of the Fund’s benchmark, a level not seen or sustained by any company in recent memory.
Bank of America was the largest detractor on an absolute (i.e. total return) basis. The bank’s shares declined due to concerns about its own portfolios of home equity and credit card loans, as well as the quality of assets acquired in the Countrywide Financial and Merrill Lynch deals. Another large detractor from absolute returns was oil and natural gas producer Newfield Exploration, which suffered as oil and gas prices fell precipitously from their mid-year peaks.
The largest contributors to relative performance included Delta Air Lines (Industrials), American International Group (Financials) and Comcast (Consumer Discretionary). Delta Airlines benefited from lower jet fuel prices during the period and the industry’s capacity curtailment ahead of weaker demand. Our exit strategy for AIG was well-timed: we eliminated our position ahead of the precipitous decline in the company’s shares, which resulted from liquidity constraints and credit rating downgrades, and eventually led to an unprecedented government bailout of the firm. Shares of Comcast continued to outperform due to solid operating results despite a challenging economic environment.
Other large contributors to absolute returns included health care services provider UnitedHealth Group and U.S. coal producer Arch Coal.
What is the outlook?
Credit markets have frozen globally, and policy makers are scrambling to come up with measures to restore confidence in the battered financial system. A combination of more rescue packages, unconventional monetary policies by the Federal Reserve Bank and world-wide rate cuts should succeed in reviving the funding-starved credit system. Still, these measures will not prevent a global recession from unfolding. We believe the unwinding of leverage will be a multi-year event, and any recovery next year will likely be followed by a period of sub-trend growth.
Amid the turmoil, we continue to analyze and select investments for the Fund which we believe offer outsized reward in return for the risks accepted. We believe we have positioned the Fund in companies with the liquidity to survive the crisis period and the ability to demonstrate material upside potential when economic fundamentals improve. In that context, we have emphasized technology companies — many with net cash balance sheets — cable companies, and insurers, relative to our benchmark. As prices have plummeted, we have added to certain Energy and Materials names while reducing exposure to regional banks.
At the end of the period, the Fund was most overweight Information Technology and Health Care, and most underweight Telecommunication Services and Utilities, relative to the Russell 3000 Value Index.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Automobiles & Components	0.7%

Capital Goods	6.5

Consumer Durables & Apparel	1.0

Consumer Services	0.4

Diversified Financials	11.1

Energy	14.4

Food & Staples Retailing	0.4

Food, Beverage & Tobacco	7.3

Health Care Equipment & Services	6.5

Insurance	10.0

Materials	4.9

Media	5.3

Pharmaceuticals, Biotechnology & Life Sciences	8.7

Real Estate	0.6

Retailing	1.7

Semiconductors & Semiconductor Equipment	1.2

Software & Services	4.0

Technology Hardware & Equipment	6.7

Transportation	5.0

Utilities	2.0

Short-Term Investments	1.4

Other Assets and Liabilities	0.2

Total	100.0%

61

Hartford Advisers HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 68.1%
	Automobiles & Components — 0.3%
591	Honda Motor Co., Ltd.	$12,567
	Banks — 2.9%
768	Banco Itau Holding Financeira S.A. ADR	8,904
5,123	National City Corp.	9,273
597	Standard Chartered plc	7,747
4,194	Washington Mutual, Inc. Private Placement (A)(H)	81
3,042	Wells Fargo & Co.	89,691

		115,696

	Capital Goods — 3.5%
511	Cummins, Inc.	13,664
4,592	General Electric Co.	74,397
742	Honeywell International, Inc.	24,344
329	Siemens AG ADR	24,914

		137,319

	Commercial & Professional Services — 0.3%
966	Monster Worldwide, Inc. (D)	11,675
	Diversified Financials — 7.9%
691	Ameriprise Financial, Inc.	16,142
3,458	Bank of America Corp.	48,681
1,850	Citigroup, Inc.	12,416
2,785	Discover Financial Services, Inc.	26,543
575	Goldman Sachs Group, Inc.	48,558
3,049	Invesco Ltd.	44,020
2,785	JP Morgan Chase & Co.	87,805
1,935	UBS AG ADR (D)	27,665

		311,830

	Energy — 9.5%
803	Cameco Corp.	13,847
257	Canadian Natural Resources Ltd. ADR	10,259
360	Consol Energy, Inc.	10,283
216	EnCana Corp.	10,040
235	EOG Resources, Inc.	15,646
1,251	Exxon Mobil Corp.	99,859
1,037	Hess Corp.	55,635
1,415	Marathon Oil Corp.	38,714
1,402	OAO Gazprom Class S ADR	19,982
233	Occidental Petroleum Corp.	13,984
1,200	Petroleo Brasileiro S.A. ADR	29,381
363	Reliance Industries GDR (I)	18,385
299	Schlumberger Ltd.	12,657
440	Suncor Energy, Inc. ADR	8,572
474	XTO Energy, Inc.	16,707

		373,951

	Food & Staples Retailing — 3.3%
1,594	Safeway, Inc.	37,882
1,406	Supervalu, Inc.	20,526
1,023	Walgreen Co.	25,228
861	Wal-Mart Stores, Inc.	48,268

		131,904

	Food, Beverage & Tobacco — 2.4%
5	Japan Tobacco, Inc.	15,732
1,145	PepsiCo, Inc.	62,695
619	Unilever N.V. NY Shares ADR	15,189

		93,616

	Health Care Equipment & Services — 3.2%
101	Intuitive Surgical, Inc. (D)	12,775
359	McKesson Corp.	13,908
1,108	Medtronic, Inc.	34,804
2,442	UnitedHealth Group, Inc.	64,965

		126,452

	Household & Personal Products — 0.4%
225	Procter & Gamble Co.	13,934
	Insurance — 0.5%
328	ACE Ltd.	17,355
58	PartnerRe Ltd.	4,148

		21,503

	Materials — 2.0%
1,089	Cliff’s Natural Resources, Inc.	27,887
634	Freeport-McMoRan Copper & Gold, Inc.	15,493
155	Monsanto Co.	10,876
364	Potash Corp. of Saskatchewan, Inc.	26,615

		80,871

	Media — 3.5%
4,138	Comcast Corp. Class A	69,846
3,484	Time Warner, Inc.	35,050
1,767	Viacom, Inc. Class B (D)	33,685

		138,581

	Pharmaceuticals, Biotechnology & Life Sciences — 7.5%
422	AstraZeneca plc	17,533
558	Bristol-Myers Squibb Co.	12,981
539	Daiichi Sankyo Co., Ltd.	12,746
36	Eisai Co., Ltd.	1,493
3,161	Elan Corp. plc ADR (D)	18,964
780	Eli Lilly & Co.	31,395
806	Merck & Co., Inc.	24,499
2,607	Schering-Plough Corp.	44,397
1,200	Shionogi & Co., Ltd.	30,953
486	UCB S.A.	15,945
600	Vertex Pharmaceuticals, Inc. (D)	18,228
1,743	Wyeth	65,376

		294,510

	Retailing — 4.0%
564	Bed Bath & Beyond, Inc. (D)	14,329
596	Best Buy Co., Inc.	16,765
11,241	Buck Holdings L.P. (A)(D)(H)	10,825
1,176	Kohl’s Corp. (D)	42,575
1,049	Lowe’s Co., Inc.	22,583
884	Nordstrom, Inc.	11,770
2,159	Staples, Inc.	38,697

		157,544

	Semiconductors & Semiconductor Equipment — 3.2%
2,797	Applied Materials, Inc.	28,337
1,191	Lam Research Corp. (D)	25,342
3,615	Maxim Integrated Products, Inc.	41,281
2,048	Texas Instruments, Inc.	31,782

		126,742

	Software & Services — 4.1%
475	Accenture Ltd. Class A	15,579
1,859	Electronic Arts, Inc. (D)	29,822
132	Google, Inc. (D)	40,517
3,098	Microsoft Corp.	60,221

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)
COMMON STOCK — (continued)

	Software & Services — (continued)
1,159	Western Union Co.	$16,613

		162,752

	Technology Hardware & Equipment — 5.6%
568	Apple, Inc. (D)	48,479
4,996	Cisco Systems, Inc. (D)	81,436
3,183	Flextronics International Ltd. (D)	8,148
1,763	NetApp, Inc. (D)	24,631
1,160	Qualcomm, Inc.	41,566
419	Research In Motion Ltd. (D)	16,987
68	Seagate Technology	302

		221,549

	Telecommunication Services — 0.9%
2,351	MetroPCS Communications, Inc. (D)	34,905
	Transportation — 3.1%
3,859	Delta Air Lines, Inc. (D)	44,228
553	FedEx Corp.	35,462
799	United Parcel Service, Inc. Class B	44,056

		123,746

	Total common stock (cost $3,948,400)	$2,691,647

WARRANTS — 0.0%
	Banks — 0.0%
524	Washington Mutual, Inc. Private Placement (A)(H)	$—

	Total warrants (cost $ — )	$—

Principal
Amount

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 2.2%
	Finance — 2.2%
	Banc of America Commercial Mortgage, Inc.
$4,590	5.18%, 09/10/2047 (L)	$3,762
	Citibank Credit Card Issuance Trust
11,945	5.65%, 09/20/2019	9,753
	Commercial Mortgage Pass-Through Certificates
5,000	5.12%, 06/10/2044	4,095
	Countrywide Home Loans, Inc.
3,141	5.25%, 11/25/2035 (L)	1,636
	Credit Suisse Mortgage Capital Certificates
7,365	5.47%, 09/15/2039	5,419
	Ford Credit Automotive Owner Trust
6,236	5.26%, 10/15/2010	6,183
	GSR Mortgage Loan Trust
6,788	5.78%, 05/25/2047 (L)	3,490
	Harley-Davidson Motorcycle Trust
12,375	5.21%, 06/17/2013	11,841
	JP Morgan Chase Commercial Mortgage Security Corp.
3,500	5.88%, 04/15/2045 (L)	2,792
	Marriott Vacation Club Owner Trust
1,338	5.36%, 10/20/2028 (I)	1,088
	Merrill Automotive Trust Securitization
796	5.43%, 01/15/2010	796
	Merrill Lynch Mortgage Trust
5,000	5.05%, 07/12/2038	4,076
	Residential Accredit Loans, Inc.
8,773	5.23%, 02/25/2035 (L)	4,579
	Sequoia Mortgage Trust
9,513	5.81%, 02/20/2047 (L)	5,228
	USAA Automotive Owner Trust
11,285	4.50%, 10/15/2013	10,084
	Wells Fargo Mortgage Backed Securities Trust
7,331	4.55%, 03/25/2035 (L)	4,817
10,488	5.54%, 04/25/2036 (L)	5,859
5,071	6.03%, 09/25/2036 (L)	3,025

	Total asset & commercial mortgage backed securities (cost $120,379)	$88,523

CORPORATE BONDS: INVESTMENT GRADE — 14.5%
	Capital Goods — 0.1%
	Xerox Corp.
$6,000	5.50%, 05/15/2012	$5,028
	Consumer Cyclical — 0.6%
	DaimlerChrysler NA Holdings Corp.
5,400	5.88%, 03/15/2011	4,709
9,550	6.50%, 11/15/2013	7,449
	Federated Retail Holdings, Inc.
3,084	5.90%, 12/01/2016	1,873
	SCL Term Aereo Santiago S.A.
9,504	6.95%, 07/01/2012 (I)	10,342

		24,373

	Consumer Staples — 0.9%
	Coca-Cola Enterprises, Inc.
500	8.50%, 02/01/2022	584
	ConAgra Foods, Inc.
6,537	7.88%, 09/15/2010	6,764
	PepsiAmericas, Inc.
10,865	6.38%, 05/01/2009	10,917
	Procter & Gamble Co.
11,715	9.36%, 01/01/2021	14,532
	Weyerhaeuser Co.
2,975	7.38%, 03/15/2032	1,931

		34,728

	Energy — 0.4%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	5,205
	Weatherford International Ltd.
11,000	5.95%, 06/15/2012	10,453

		15,658

	Finance — 8.7%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	652
	American Express Centurion Bank
12,670	6.00%, 09/13/2017	11,866
	American International Group, Inc.
1,200	6.25%, 03/15/2037	449
	AXA Financial, Inc.
15,000	7.00%, 04/01/2028	12,897
	Berkshire Hathaway Finance Corp.
5,500	4.85%, 01/15/2015	5,509
	Brandywine Operating Partnership
9,585	6.00%, 04/01/2016	5,229

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Finance — (continued)
	Capital One Bank
$3,750	6.50%, 06/13/2013	$3,342
	Capital One Capital IV
4,125	6.75%, 02/17/2037	1,883
	Capital One Financial Corp.
3,900	5.70%, 09/15/2011	3,637
	Cincinnati Financial Corp.
10,000	6.92%, 05/15/2028	8,651
	CIT Group, Inc.
5,995	7.63%, 11/30/2012	5,061
	Citigroup, Inc.
6,500	3.63%, 02/09/2009	6,467
8,800	6.00%, 10/31/2033	7,742
1,000	6.50%, 01/18/2011	1,004
	COX Communications, Inc.
9,000	5.45%, 12/15/2014	7,871
	Credit Suisse First Boston USA, Inc.
8,920	4.88%, 01/15/2015	8,056
	Developers Diversified Realty Corp.
7,900	5.38%, 10/15/2012	3,313
	Discover Financial Services, Inc.
7,220	6.45%, 06/12/2017	5,066
	Eaton Vance Corp.
3,180	6.50%, 10/02/2017	2,818
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	3,089
	General Electric Capital Corp.
12,000	6.75%, 03/15/2032	12,759
	Genworth Financial, Inc.
8,000	6.15%, 11/15/2066	758
	Goldman Sachs Group, Inc.
11,000	5.30%, 02/14/2012	10,382
6,000	5.63%, 01/15/2017	5,155
6,000	6.45%, 05/01/2036	4,660
	Health Care Properties
9,780	6.00%, 01/30/2017	4,713
	HSBC Finance Corp.
12,500	5.50%, 01/19/2016	11,871
	International Lease Finance Corp.
10,500	5.00%, 09/15/2012	7,236
6,350	5.63%, 09/15/2010	4,991
	Jackson National Life Insurance Co.
12,650	8.15%, 03/15/2027 (I)	12,143
	John Deere Capital Corp.
8,320	4.88%, 10/15/2010	8,397
	JP Morgan Chase & Co.
10,375	5.13%, 09/15/2014	10,054
	KeyCorp Capital II
750	6.88%, 03/17/2029	575
	Kimco Realty Corp.
7,880	5.78%, 03/15/2016	5,000
	Liberty Mutual Group, Inc.
8,750	5.75%, 03/15/2014 (I)	5,656
	Liberty Property L.P.
1,325	6.63%, 10/01/2017	876
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	10,665
1,000	6.40%, 08/28/2017	1,002
	Morgan Stanley
13,000	5.38%, 10/15/2015	11,191
	National City Corp.
4,250	6.88%, 05/15/2019	3,408
	New England Mutual Life Insurance Co.
30,000	7.88%, 02/15/2024 (I)	27,382
	Prologis Trust
6,500	5.63%, 11/15/2016	3,118
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	6,446
3,500	5.80%, 06/15/2012	2,640
	Realty Income Corp.
4,830	6.75%, 08/15/2019	2,795
	Republic New York Capital I
500	7.75%, 11/15/2006	510
	Santander Central Hispano Issuances Ltd.
1,250	7.63%, 11/03/2009	1,226
	Simon Property Group L.P.
15,100	6.10%, 05/01/2016	9,649
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	4,737
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	4,803
	Torchmark Corp.
14,600	8.25%, 08/15/2009	14,586
	UnitedHealth Group, Inc.
2,500	5.50%, 11/15/2012	2,278
	Wachovia Corp.
10,000	5.25%, 08/01/2014	9,315
	WEA Finance LLC
5,000	7.13%, 04/15/2018 (I)	3,547
	Wells Fargo Bank NA
13,000	4.75%, 02/09/2015	13,158

		342,284

	Health Care — 0.7%
	Becton, Dickinson & Co.
9,000	6.70%, 08/01/2028	9,580
	CVS Corp.
7,725	6.13%, 08/15/2016	7,484
	Schering-Plough Corp.
9,000	5.55%, 12/01/2013	9,066

		26,130

	Services — 0.2%
	Comcast Corp.
8,000	5.90%, 03/15/2016	7,638
	Wyndham Worldwide Corp.
3,100	6.00%, 12/01/2016	1,250

		8,888

	Technology — 1.3%
	AT&T, Inc.
2,510	6.80%, 05/15/2036 #	2,838
	BellSouth Telecommunications
650	7.00%, 12/01/2095	509
	Fiserv, Inc.
6,400	6.13%, 11/20/2012	6,013
	General Electric Co.
12,925	5.00%, 02/01/2013	13,071
	Intuit, Inc.
7,900	5.40%, 03/15/2012	7,179

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Technology — (continued)
	Time Warner Cable, Inc.
$4,580	5.85%, 05/01/2017	$4,184
	Verizon Communications, Inc.
5,000	5.35%, 02/15/2011	5,030
	Verizon Global Funding Corp.
500	7.25%, 12/01/2010	524
9,500	7.75%, 12/01/2030	10,535

		49,883

	Transportation — 0.3%
	Continental Airlines, Inc.
4,140	5.98%, 04/19/2022	2,774
	Southwest Airlines Co.
8,700	5.75%, 12/15/2016	6,110
3,393	6.15%, 08/01/2022	2,477

		11,361

	Utilities — 1.3%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	4,503
	Enel Finance International
4,045	6.80%, 09/15/2037 (I)	3,106
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 (I)	7,763
	Kinder Morgan Energy Partners L.P.
10,000	6.95%, 01/15/2038	8,088
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,010
	Northern Border Pipeline Co.
9,285	7.75%, 09/01/2009	9,341
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	8,426
	Taqa Abu Dhabi National Energy Co.
3,200	5.62%, 10/25/2012 (I)	2,904
3,335	5.88%, 10/27/2016 (I)	2,725
	TransCanada Pipelines Ltd.
750	6.49%, 01/21/2009	750

		53,616

	Total corporate bonds: investment grade (cost $665,706)	$571,949

MUNICIPAL BONDS — 0.5%
	General Obligations — 0.5%
	Oregon School Boards Association, Taxable Pension
$10,000	4.76%, 06/30/2028	$8,749
	State of Illinois, Taxable Pension
10,000	5.10%, 06/01/2033	8,785

	Total municipal bonds (cost $19,888)	$17,534

U.S. GOVERNMENT AGENCIES — 4.4%
	Federal Home Loan Mortgage Corporation — 1.1%
	Mortgage Backed Securities:
$43,450	4.50%, 2036 (Q)	$44,020
	Federal National Mortgage Association — 0.5%
	Mortgage Backed Securities:
21,735	4.50%, 2039 (Q)	22,027
101	6.50%, 2036 — 2038	105

		22,132

	Government National Mortgage Association — 1.6%
	Mortgage Backed Securities:
38,456	5.50%, 2037	39,696
7,553	6.00%, 2024 — 2035	7,836
2,601	6.50%, 2026 — 2035	2,731
9,643	7.00%, 2031 — 2033	10,115
1,149	8.00%, 2026 — 2031	1,223
408	8.00%, 2030 #	435
93	9.00%, 2016 — 2022	99
	Remic — Pac’s:
90	7.50%, 2035	94

		62,229

	Other Government Agencies — 1.2%
	Small Business Administration Participation Certificates:
32,704	8.95%, 2022	46,534

	Total U.S. government agencies (cost $162,451)	$174,915

U.S. GOVERNMENT SECURITIES — 9.0%
	Other Direct Federal Obligations — 3.6%
	Federal Financing Corporation:
$6,500	5.24%, 2013	$5,774
11,117	5.25%, 2013	9,826

		15,600

	Tennessee Valley Authority:
64,300	4.38%, 2015	69,650
50,000	6.00%, 2013	56,672

		126,322

		141,922

	U.S. Treasury Securities — 5.4%
	U.S. Treasury Bonds:
33,650	6.25%, 2023	45,896
	U.S. Treasury Notes:
42,000	2.38%, 2010	43,275
3,300	3.50%, 2010	3,417
60,000	3.88%, 2018 #	68,419
40,135	4.13%, 2010	42,513
9,950	4.75%, 2012 #	11,137

		168,761

		214,657

	Total U.S. government securities (cost $323,801)	$356,579

	Total long-term investments (cost $5,240,625)	$3,901,147

SHORT-TERM INVESTMENTS — 0.8%
	Repurchase Agreements — 0.8%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $24, collateralized by U.S. Treasury Note 4.50%, 2009, value of $24)
$24	0.03% dated 12/31/2008	$24
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $10,208, collateralized by FNMA 5.00%, 2035 — 2038, value of $10,412)
10,208	0.08% dated 12/31/2008	10,208

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $449, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $458)
$449	0.07% dated 12/31/2008		$449
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,872, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $10,069)
9,871	0.10% dated 12/31/2008		9,871
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,086, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $9,268)
9,086	0.05% dated 12/31/2008		9,086
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,234, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $1,259)
1,234	0.07% dated 12/31/2008		1,234

	Total short-term investments (cost $30,872)		$30,872

	Total investments (cost $5,271,497) (C)	99.5%	$3,932,019
	Other assets and liabilities	0.5%	21,506

	Total net assets	100.0%	$3,953,525

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.72% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $5,363,789 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,324
Unrealized Depreciation	(1,438,094)

Net Unrealized Depreciation	$(1,431,770)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $10,906, which represents 0.28% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $95,041, which represents 2.40% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2008 was $65,622.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$11,253
04/2008	524	Washington Mutual, Inc. Private Placement Warrants	—
04/2008	4,194	Washington Mutual, Inc. Private Placement	36,700

The aggregate value of these securities at December 31, 2008 was $10,906 which represents 0.28% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Japanese Yen (Sell)	$1,262	$1,266	01/05/09	$4
Japanese Yen (Sell)	1,728	1,740	01/06/09	12
Japanese Yen (Sell)	1,914	1,923	01/07/09	9

				$25

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.5%
	Automobiles & Components — 1.9%
119	Denso Corp.	$2,020
30,403	Ford Motor Co. (D)	69,623
108	Gentex Corp.	956
1,239	Michelin (C.G.D.E.) Class B	65,792
1,068	TRW Automotive Holdings Corp. (D)	3,846

		142,237

	Banks — 2.6%
153	Banco Itau Holding Financeira S.A. ADR	1,777
1,029	HSBC Holding plc	10,221
68	M&T Bank Corp.	3,881
7,526	Mitsubishi UFJ Financial Group, Inc.	47,266
122	Signature Bank (D)	3,494
4,901	Standard Chartered plc	63,633
101	US Bancorp	2,521
469	Washington Mutual, Inc. Private Placement (A)(H)	9
2,010	Wells Fargo & Co.	59,236

		192,038

	Capital Goods — 9.8%
388	ABB Ltd. ADR	5,830
165	Aecom Technology Corp. (D)	5,083
86	Alliant Techsystems, Inc. (D)	7,350
200	Babcock & Brown Air Ltd.	1,355
2,000	Boeing Co.	85,340
1,514	Capstone Turbine Corp. (D)	1,272
304	Caterpillar, Inc.	13,562
414	Cummins, Inc.	11,077
143	Danaher Corp.	8,073
319	Deere & Co.	12,239
263	Dover Corp.	8,671
81	Eaton Corp.	4,041
278	Emerson Electric Co.	10,192
190	Energy Conversion Devices, Inc. (D)	4,793
311	Energy Focus, Inc. (D)	357
290	First Solar, Inc. (D)	39,982
100	Flowserve Corp.	5,171
153	Fluor Corp.	6,850
84	General Dynamics Corp.	4,815
11,593	General Electric Co.	187,796
205	Genesis Lease Ltd. ADR	579
55	Granite Construction, Inc.	2,429
8,159	Hansen Transmissions (D)	13,716
393	Honeywell International, Inc.	12,889
280	Ingersoll-Rand Co. Class A	4,865
78	Jacobs Engineering Group, Inc. (D)	3,742
217	Joy Global, Inc.	4,960
199	Lockheed Martin Corp.	16,732
433	Mitsui & Co., Ltd.	4,448
259	Mueller Water Products, Inc.	2,173
152	Pall Corp.	4,330
143	Precision Castparts Corp.	8,488
2,806	Raytheon Co.	143,233
402	Siemens AG	30,466
142	Sterling Construction Co., Inc. (D)	2,629
1	Sunpower Corp. Class A (D)	18
675	Sunpower Corp. Class B (D)	20,547
1,000	Suntech Power Holdings Co., Ltd. ADR (D)	11,700
27	United Technologies Corp.	1,462
123	Vestas Wind Systems A/S (D)	7,247

		720,502

	Commercial & Professional Services — 0.5%
436	American Ecology Corp.	8,814
340	Covanta Holding Corp. (D)	7,469
240	Mobile Mini, Inc. (D)	3,467
1,408	Monster Worldwide, Inc. (D)	17,028

		36,778

	Consumer Durables & Apparel — 0.7%
1,268	Liz Claiborne, Inc.	3,297
183	MDC Holdings, Inc.	5,557
2,900	Newell Rubbermaid, Inc.	28,362
93	NIKE, Inc. Class B	4,728
8	NVR, Inc. (D)	3,445
219	Pool Corp.	3,941

		49,330

	Consumer Services — 0.4%
51	Apollo Group, Inc. Class A (D)	3,869
185	Ctrip.com International Ltd. ADR	4,396
83	Darden Restaurants, Inc.	2,339
38	ITT Educational Services, Inc. (D)	3,647
14,416	Shangri-La Asia Ltd.	16,675

		30,926

	Diversified Financials — 8.6%
343	Ameriprise Financial, Inc.	8,001
6,362	Bank of America Corp.	89,577
197	Capital One Financial Corp.	6,276
883	CIT Group, Inc.	4,009
8,583	Citigroup, Inc.	57,589
528	Deutsche Boerse AG	38,404
4,400	European Capital Ltd.	14,621
1,854	Goldman Sachs Group, Inc.	156,515
337	Invesco Ltd.	4,861
618	JP Morgan Chase & Co.	19,484
1,864	Julius Baer Holding Ltd.	72,104
237	Moody’s Corp.	4,761
2,742	Morgan Stanley	43,978
1,422	Nasdaq Stock Market, Inc. (D)	35,142
358	Oaktree Capital (D)(I)	6,802
290	PennantPark Investment Corp.	1,045
247	State Street Corp.	9,729
531	TD Ameritrade Holding Corp. (D)	7,562
1,118	UBS AG (D)	16,234
2,178	UBS AG ADR (D)	31,146

		627,840

	Energy — 10.9%
5,080	Acergy S.A.	29,470
279	Apache Corp.	20,794
143	Arena Resources, Inc. (D)	4,006
241	Baker Hughes, Inc.	7,737
142	Cabot Oil & Gas Corp.	3,692
4,805	Cameco Corp.	82,887
263	Canadian Natural Resources Ltd.	10,517
139	Canadian Natural Resources Ltd. ADR	5,561
151	Chesapeake Energy Corp.	2,447
377	Consol Energy, Inc.	10,787

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
63	Diamond Offshore Drilling, Inc.	$3,733
859	EnCana Corp.	39,903
90	Exxon Mobil Corp.	7,177
137	Forest Oil Corp. (D)	2,254
5,211	Halliburton Co.	94,732
592	Hess Corp.	31,743
1,183	Lundin Petroleum Ab (D)	6,413
80	Marathon Oil Corp.	2,181
97	Massey Energy Co.	1,332
600	National Oilwell Varco, Inc. (D)	14,671
537	Newfield Exploration Co. (D)	10,614
359	Noble Energy, Inc.	17,665
2,313	OAO Gazprom Class S ADR	32,952
1,412	Occidental Petroleum Corp.	84,694
1,649	OMV AG	44,041
367	Petroleo Brasileiro S.A. ADR	8,978
93	Range Resources Corp.	3,195
202	SBM Offshore N.V.	2,666
145	Schlumberger Ltd.	6,134
176	Smith International, Inc.	4,024
447	Suncor Energy, Inc. ADR	8,713
549	Talisman Energy, Inc.	5,483
290	Total S.A.	16,025
156	Total S.A. ADR	8,632
59	Transocean, Inc. (D)	2,806
319	Ultra Petroleum Corp. (D)	11,012
1,961	Uranium One, Inc. (D)	2,884
689	USEC, Inc. (D)	3,091
3,768	Weatherford International Ltd. (D)	40,762
116	Whiting Petroleum Corp. (D)	3,888
2,694	XTO Energy, Inc.	95,004

		795,300

	Food & Staples Retailing — 0.5%
95	Sysco Corp.	2,168
610	Wal-Mart Stores, Inc.	34,174

		36,342

	Food, Beverage & Tobacco — 3.0%
584	Altria Group, Inc.	8,794
84	Campbell Soup Co.	2,512
4,440	Chaoda Modern Agriculture	2,853
3,322	Cosan Ltd. (D)	11,492
2,925	Cosan S.A. Industria E Comercio (D)	14,202
474	Dean Foods Co. (D)	8,511
147	Groupe Danone	8,939
645	Imperial Tobacco Group plc	17,485
2	Japan Tobacco, Inc.	7,623
191	Kellogg Co.	8,353
15,122	Marine Harvest (D)	2,332
276	Molson Coors Brewing Co.	13,512
1,334	Nestle S.A.	52,715
143	Nestle S.A. ADR	5,665
259	PepsiCo, Inc.	14,169
390	Philip Morris International, Inc.	16,973
59	Ralcorp Holdings, Inc. (D)	3,428
329	SABMiller plc	5,598
516	Smithfield Foods, Inc. (D)	7,260
393	Unilever N.V. NY Shares ADR	9,641

		222,057

	Health Care Equipment & Services — 6.3%
1,741	ATS Medical, Inc. (D)	4,840
146	Becton, Dickinson & Co.	9,978
2,210	Boston Scientific Corp. (D)	17,106
276	China Medical Technologies, Inc. ADR	5,596
244	CIGNA Corp.	4,111
1,004	Covidien Ltd.	36,354
306	Humana, Inc. (D)	11,404
62	Intuitive Surgical, Inc. (D)	7,931
1,755	McKesson Corp.	67,998
2,726	Medtronic, Inc.	85,645
245	St. Jude Medical, Inc. (D)	8,069
6,796	UnitedHealth Group, Inc.	180,778
331	Varian Medical Systems, Inc. (D)	11,581
474	Volcano Corp. (D)	7,109
198	Zoll Medical Corp. (D)	3,742

		462,242

	Household & Personal Products — 0.7%
1,934	Bare Escentuals, Inc. (D)	10,112
143	Colgate-Palmolive Co.	9,788
75	Herbalife Ltd.	1,619
139	Kimberly-Clark Corp.	7,304
101	L’Oreal S.A.	8,894
243	Procter & Gamble Co.	15,041

		52,758

	Insurance — 5.2%
4,950	ACE Ltd.	261,960
102	Allied World Assurance Holdings Ltd.	4,129
85	Chubb Corp.	4,320
168	Everest Re Group Ltd.	12,822
199	Fidelity National Financial, Inc.	3,523
117	First American Financial Corp.	3,392
410	Marsh & McLennan Cos., Inc.	9,960
1,022	MetLife, Inc.	35,624
66	Muenchener Rueckversicherungs-Gesellschaft AG	10,109
63	PartnerRe Ltd.	4,497
147	Platinum Underwriters Holdings Ltd.	5,300
159	Reinsurance Group of America, Inc.	6,817
252	Travelers Cos., Inc.	11,395
132	W.R. Berkley Corp.	4,077

		377,925

	Materials — 4.7%
175	Alcoa, Inc.	1,974
1,472	Aracruz Celulose S.A. ADR	16,602
317	BHP Billiton plc	6,236
79	Celanese Corp.	978
397	Cemex S.A. de C.V. ADR (D)	3,627
595	Cliff’s Natural Resources, Inc.	15,240
1,953	Companhia Vale do Rio Doce ADR	23,658
307	CRH plc	7,921
228	FMC Corp.	10,189
280	Freeport-McMoRan Copper & Gold, Inc.	6,835
58	Monsanto Co.	4,087
437	Mosaic Co.	15,111
64	Nucor Corp.	2,947
382	Owens-Illinois, Inc. (D)	10,426
898	Potash Corp. of Saskatchewan, Inc.	65,743
1,492	Praxair, Inc.	88,589

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Materials — (continued)
469	Rexam plc	$2,435
462	Rio Tinto plc	10,426
554	Smurfit-Stone Container Corp. (D)	141
356	Solutia, Inc. (D)	1,601
74	Syngenta AG ADR	2,885
5,407	Vedanta Resources plc	49,272

		346,923

	Media — 3.4%
632	Comcast Corp. Class A	10,663
716	Comcast Corp. Special Class A	11,555
231	DreamWorks Animation SKG, Inc. (D)	5,840
1,742	Focus Media Holding Ltd. ADR (D)	15,829
30	Harvey Weinstein Co. Holdings Class A-1 (A)(D)(H)	8,195
406	Marvel Entertainment, Inc. (D)	12,484
7,800	News Corp. Class A	70,902
384	R.H. Donnelley Corp. (D)	142
78	Scripps Networks Interactive Class A	1,725
1,140	Viacom, Inc. Class B (D)	21,727
672	Virgin Media, Inc.	3,355
3,832	Walt Disney Co.	86,955

		249,372

	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
1,341	Abbott Laboratories	71,564
146	Alkermes, Inc. (D)	1,556
997	Amgen, Inc. (D)	57,577
523	Amylin Pharmaceuticals, Inc. (D)	5,672
294	AstraZeneca plc ADR	12,042
141	Auxilium Pharmaceuticals, Inc. (D)	4,021
1,505	Bristol-Myers Squibb Co.	34,981
428	Charles River Laboratories International, Inc. (D)	11,211
153	Cubist Pharmaceuticals, Inc. (D)	3,684
2,792	Elan Corp. plc ADR (D)	16,750
353	Eli Lilly & Co.	14,219
546	Genentech, Inc. (D)	45,243
371	Genzyme Corp. (D)	24,637
107	Gilead Sciences, Inc. (D)	5,452
212	Icon plc ADR (D)	4,166
315	Impax Laboratories, Inc. (A)(D)(H)	2,520
315	Johnson & Johnson	18,829
155	Life Technologies Corp. (D)	3,615
1,470	Merck & Co., Inc.	44,691
4,433	Novavax, Inc. (D)	8,380
179	PerkinElmer, Inc.	2,487
320	Pharmaceutical Product Development, Inc.	9,269
1,020	Roche Holding AG	157,636
9,401	Schering-Plough Corp.	160,108
21	Shionogi & Co., Ltd.	542
3,382	Teva Pharmaceutical Industries Ltd. ADR	143,946
61	Theravance, Inc. (D)	755
125	UCB S.A.	4,098
512	Wyeth	19,213

		888,864

	Real Estate — 0.5%
192	Annaly Capital Management, Inc.	3,053
323	British Land Co. plc	2,628
1,887	Brookfield Asset Management, Inc.	28,821
1,793	Eurocastle Investment Ltd.	562

		35,064

	Retailing — 4.5%
253	Advance Automotive Parts, Inc.	8,510
72	AutoZone, Inc. (D)	10,042
120	Best Buy Co., Inc.	3,379
402	Big Lots, Inc. (D)	5,826
29,056	Buck Holdings L.P. (A)(D)(H)	27,980
266	Dick’s Sporting Goods, Inc. (D)	3,757
744	GameStop Corp. Class A (D)	16,115
243	Gap, Inc.	3,255
280	Home Depot, Inc.	6,455
143	Industria de Diseno Textil S.A.	6,390
391	Kohl’s Corp. (D)	14,156
156	Limited Brands, Inc.	1,562
429	Nordstrom, Inc.	5,710
443	Nutri/System, Inc.	6,460
550	OfficeMax, Inc.	4,199
635	Priceline.com, Inc. (D)	46,738
8,112	Staples, Inc.	145,368
348	TJX Cos., Inc.	7,150
248	Urban Outfitters, Inc. (D)	3,711

		326,763

	Semiconductors & Semiconductor Equipment — 1.5%
788	Altera Corp.	13,166
147	Analog Devices, Inc.	2,790
3,500	Broadcom Corp. Class A (D)	59,395
469	Intel Corp.	6,870
309	Lam Research Corp. (D)	6,569
544	Marvell Technology Group Ltd. (D)	3,629
223	Maxim Integrated Products, Inc.	2,550
1,367	ON Semiconductor Corp. (D)	4,647
407	Varian Semiconductor Equipment Associates, Inc. (D)	7,367
302	Xilinx, Inc.	5,387

		112,370

	Software & Services — 5.9%
146	Accenture Ltd. Class A	4,777
123	Adobe Systems, Inc. (D)	2,619
378	Akamai Technologies, Inc. (D)	5,698
545	Amdocs Ltd. (D)	9,963
499	Ariba, Inc. (D)	3,596
174	Baidu.com ADR (D)	22,693
347	BMC Software, Inc. (D)	9,338
275	CACI International, Inc. Class A (D)	12,400
80	Concur Technologies, Inc. (D)	2,616
465	Electronic Arts, Inc. (D)	7,458
164	Equinix, Inc. (D)	8,734
396	Giant Interactive Group, Inc. ADR (D)	2,571
229	Google, Inc. (D)	70,489
137	MasterCard, Inc.	19,567
1,000	McAfee, Inc. (D)	34,570
2,237	Microsoft Corp.	43,488
69	Netease.com, Inc. (D)	1,518
3	Nintendo Co., Ltd.	1,298
5,239	Oracle Corp. (D)	92,887

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
92	Shanda Interactive Entertainment Ltd. ADR (D)	$2,966
445	Solera Holdings, Inc. (D)	10,724
245	UbiSoft Entertainment S.A. (D)	4,839
188	Visa, Inc.	9,857
3,024	Western Union Co.	43,366

		428,032

	Technology Hardware & Equipment — 7.9%
25	Apple, Inc. (D)	2,100
352	Arrow Electronics, Inc. (D)	6,624
77	Canon, Inc.	2,447
9,837	Cisco Systems, Inc. (D)	160,341
692	Corning, Inc.	6,590
2,051	EMC Corp. (D)	21,475
478	Emulex Corp. (D)	3,339
1,806	Flextronics International Ltd. (D)	4,622
83	FLIR Systems, Inc. (D)	2,537
2,481	Hewlett-Packard Co.	90,026
29,987	Hon Hai Precision Industry Co., Ltd.	59,175
1,348	International Business Machines Corp.	113,414
649	JDS Uniphase Corp. (D)	2,367
595	NetApp, Inc. (D)	8,314
115	Nice Systems Ltd. (D)	2,593
471	QLogic Corp. (D)	6,336
1,861	Qualcomm, Inc.	66,657
248	Research In Motion Ltd. (D)	10,057
1,060	Seagate Technology	4,697
75	Solar Cayman Ltd. (A)(D)(H)	875

		574,586

	Telecommunication Services — 2.3%
3,495	AT&T, Inc.	99,616
134	Brasil Telecom S.A. ADR	2,403
1,477	MetroPCS Communications, Inc. (D)	21,934
874	Mobile Telesystems OJSC ADR	23,321
393	Orascom Telecom Holding SAE GDR	10,726
6,406	Vodafone Group plc	13,313

		171,313

	Transportation — 1.3%
91	C.H. Robinson Worldwide, Inc.	4,991
3,709	Delta Air Lines, Inc. (D)	42,509
104	FedEx Corp.	6,659
596	Heartland Express, Inc.	9,385
321	Hub Group, Inc. (D)	8,508
60	Norfolk Southern Corp.	2,828
124	Ryanair Holdings plc ADR (D)	3,603
7,490	Shun Tak Holdings Ltd.	2,077
111	United Parcel Service, Inc. Class B	6,134
798	US Airways Group, Inc. (D)	6,172

		92,866

	Utilities — 1.2%
4,535	AES Corp. (D)	37,369
57	Exelon Corp.	3,158
453	Northeast Utilities	10,895
924	NRG Energy, Inc. (D)	21,548
241	Progress Energy, Inc.	9,620
91	UGI Corp.	2,217

		84,807

	Total common stock (cost $9,824,190)	$7,057,235
WARRANTS — 0.0%
	Banks — 0.0%
59	Washington Mutual, Inc. Private Placement (A)(H)	—
	Capital Goods — 0.0%
150	Capstone Turbine Corp. (H)	—
	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
510	Novavax, Inc. (H)	—

	Total warrants (cost $— )	$—
EXCHANGE TRADED FUNDS — 0.7%
	Other Investment Pools and Funds — 0.7%
145	iShares MSCI EAFE Index Fund	$6,506
123	iShares MSCI Emerging Markets Index Fund	3,069
282	S & P 500 Depositary Receipt	25,430
180	S & P Mid-Cap 400 Depositary Receipts	17,518

	Total exchange traded funds (cost $55,649)	$52,523

Principal
Amount

CORPORATE BONDS: INVESTMENT GRADE — 0.9%
	Finance — 0.9%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 (I)(L)	$27,285
	Morgan Stanley
31,920	4.75%, 04/01/2014	24,319
	UBS Luxembourg S.A.
24,760	6.23%, 02/11/2015	15,599

	Total corporate bonds: investment grade (cost $99,749)	$67,203

	Total long-term investments (cost $9,979,588)	$7,176,961
SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $55, collateralized by U.S. Treasury Note 4.50%, 2009, value of $56)
$55	0.03% dated 12/31/2008	$55
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $23,827, collateralized by FNMA 5.00%, 2035 — 2038, value of $24,303)
23,827	0.08% dated 12/31/2008	23,827
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,047, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $1,068)
1,047	0.07% dated 12/31/2008	1,047

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
Principal			Market
Amount			Value (W)

	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $23,041, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $23,502)
$23,041	0.10% dated 12/31/2008		$23,041
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $21,208, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $21,632)
21,208	0.05% dated 12/31/2008		21,208
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,880, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $2,938)
2,880	0.07% dated 12/31/2008		2,880

	Total short-term investments (cost $72,058)		$72,058
	Total investments (cost $10,051,646) (C)	99.1%	$7,249,019
	Other assets and liabilities	0.9%	64,030

	Total net assets	100.0%	$7,313,049

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.01% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $10,612,229 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$255,265
Unrealized Depreciation	(3,618,475)

Net Unrealized Depreciation	$(3,363,210)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $39,579, which represents 0.54% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $34,087, which represents 0.47% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2008.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis

06/2007	29,056	Buck Holdings L.P.	$29,086
09/2008	150	Capstone Turbine Corp. Warrants	—
10/2005	30	Harvey Weinstein Co. Holdings Class A-1 - Reg D	27,951
01/2007 –	315	Impax Laboratories, Inc.	3,114
11/2007
07/2008	510	Novavax, Inc. Warrants	—
03/2007	75	Solar Cayman Ltd. - 144A	1,121
04/2008	59	Washington Mutual, Inc. Private Placement Warrants	—
04/2008	469	Washington Mutual, Inc. Private Placement	4,100

The aggregate value of these securities at December 31, 2008 was $39,579 which represents 0.54% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Australian Dollar (Sell)	$829	$808	01/02/09	$(21)
British Pound (Buy)	17	17	01/05/09	—
Danish Krone (Sell)	1,218	1,216	01/02/09	(2)
Danish Krone (Sell)	805	817	01/05/09	12
Euro (Sell)	9,167	9,284	01/02/09	117
Euro (Buy)	18	18	01/05/09	—
Euro (Sell)	2,892	2,917	01/05/09	25
Euro (Buy)	9	9	01/06/09	—
Hong Kong Dollar (Sell)	324	324	01/02/09	—
Hong Kong Dollar (Buy)	29	29	01/05/09	—
Hong Kong Dollar (Sell)	92	92	01/05/09	—
Hong Kong Dollar (Sell)	422	422	01/05/09	—
Japanese Yen (Buy)	51	51	01/07/09	—

				$131

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.5%
	Banks — 4.1%
322	BB&T Corp.	$8,828
86	Comerica, Inc.	1,697
95	Huntington Bancshares, Inc.	731
28	M&T Bank Corp.	1,625
234	PNC Financial Services Group, Inc.	11,456
633	Wells Fargo & Co.	18,658

		42,995

	Capital Goods — 5.2%
330	Dover Corp.	10,873
120	General Dynamics Corp.	6,905
341	Lockheed Martin Corp.	28,663
83	Parker-Hannifin Corp.	3,529
77	Raytheon Co.	3,925

		53,895

	Commercial & Professional Services — 0.8%
255	Manpower, Inc. (U)	8,674
	Diversified Financials — 2.9%
121	Capital One Financial Corp.	3,855
464	Invesco Ltd.	6,706
251	JP Morgan Chase & Co.	7,914
380	Morgan Stanley	6,094
106	Northern Trust Corp.	5,501

		30,070

	Energy — 9.3%
194	Chevron Corp.	14,328
263	Exxon Mobil Corp.	21,019
259	Halliburton Co. (U)	4,710
209	Hess Corp.	11,184
552	Marathon Oil Corp.	15,095
498	Occidental Petroleum Corp.	29,851

		96,187

	Food & Staples Retailing — 4.0%
223	BJ’s Wholesale Club, Inc. (D)	7,633
469	Supervalu, Inc.	6,853
488	Wal-Mart Stores, Inc.	27,358

		41,844

	Food, Beverage & Tobacco — 6.1%
352	General Mills, Inc.	21,408
32	Lorillard, Inc.	1,798
219	PepsiCo, Inc.	12,017
639	Philip Morris International, Inc.	27,819

		63,042

	Health Care Equipment & Services — 5.3%
133	Aetna, Inc.	3,779
129	Covidien Ltd.	4,664
55	Humana, Inc. (D)	2,058
519	McKesson Corp.	20,104
334	Medtronic, Inc.	10,485
408	St. Jude Medical, Inc. (D)	13,461

		54,551

	Household & Personal Products — 0.5%
91	Kimberly-Clark Corp.	4,815
	Insurance — 4.6%
438	Allied World Assurance Holdings Ltd.	17,795
353	Axis Capital Holdings Ltd.	10,291
37	Everest Re Group Ltd.	2,809
298	Marsh & McLennan Cos., Inc.	7,228
486	Unum Group	9,040

		47,163

	Materials — 1.8%
38	Monsanto Co.	2,694
117	Mosaic Co.	4,045
251	Nucor Corp.	11,596

		18,335

	Media — 2.5%
397	DirecTV Group, Inc. (D)	9,097
297	DISH Network Corp. (D)	3,296
587	Walt Disney Co.	13,326

		25,719

	Pharmaceuticals, Biotechnology & Life Sciences — 18.2%
263	Abbott Laboratories	14,026
470	Amgen, Inc. (D)	27,154
1,026	Bristol-Myers Squibb Co.	23,845
178	Cephalon, Inc. (D)	13,736
628	Eli Lilly & Co.	25,269
753	Forest Laboratories, Inc. (D)	19,179
301	Johnson & Johnson	18,009
418	Merck & Co., Inc.	12,695
610	Schering-Plough Corp.	10,380
281	Watson Pharmaceuticals, Inc. (D)	7,469
431	Wyeth	16,182

		187,944

	Real Estate — 0.9%
587	Annaly Capital Management, Inc.	9,319
	Retailing — 3.0%
1,236	Gap, Inc.	16,553
245	Staples, Inc.	4,385
477	TJX Cos., Inc.	9,801

		30,739

	Semiconductors & Semiconductor Equipment — 1.2%
192	Broadcom Corp. Class A (D)	3,265
256	Intel Corp.	3,755
277	Lam Research Corp. (D)	5,903

		12,923

	Software & Services — 10.0%
521	Accenture Ltd. Class A	17,080
482	Activision Blizzard, Inc. (D)	4,163
471	BMC Software, Inc. (D)	12,661
38	Google, Inc. (D)	11,814
1,211	Microsoft Corp.	23,548
1,041	Oracle Corp. (D)	18,464
1,086	Western Union Co.	15,566

		103,296

	Technology Hardware & Equipment — 7.1%
94	Apple, Inc. (D)	8,006
255	Avnet, Inc. (D)	4,651
185	Cisco Systems, Inc. (D)	3,014
382	Dell, Inc. (D)	3,909
554	Hewlett-Packard Co. (U)	20,101
644	Ingram Micro, Inc. (D)	8,628
139	International Business Machines Corp.	11,681
93	Qualcomm, Inc.	3,341

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology Hardware & Equipment — (continued)
1,264	Xerox Corp.		$10,072

			73,403

	Telecommunication Services — 3.0%
937	AT&T, Inc.		26,700
168	CenturyTel, Inc.		4,586

			31,286

	Transportation — 2.1%
140	FedEx Corp.		8,987
139	J.B. Hunt Transport Services, Inc.		3,638
1,005	Southwest Airlines Co.		8,667

			21,292

	Utilities — 4.9%
127	Entergy Corp.		10,524
130	Exelon Corp. (U)		7,213
352	FirstEnergy Corp.		17,086
197	PG&E Corp.		7,626
344	UGI Corp.		8,400

			50,849

	Total common stock (cost $1,265,089)		$1,008,341

Principal
Amount

SHORT-TERM INVESTMENTS — 1.7%
	Repurchase Agreements — 1.7%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $14, collateralized by U.S. Treasury Note 4.50%, 2009, value of $14)
$14	0.03% dated 12/31/2008		$14
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $5,874, collateralized by FNMA 5.00%, 2035 — 2038, value of $5,991)
5,874	0.08% dated 12/31/2008		5,874
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $258, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $263)
258	0.07% dated 12/31/2008		258
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $5,680, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $5,794)
5,680	0.10% dated 12/31/2008		5,680
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $5,228, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $5,333)
5,228	0.05% dated 12/31/2008		5,228
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $710, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $724)
710	0.07% dated 12/31/2008		710

	Total short-term investments (cost $17,764)		$17,764

	Total investments (cost $1,282,853) (C)	99.2%	$1,026,105
	Other assets and liabilities	0.8%	8,542

	Total net assets	100.0%	$1,034,647

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.
(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $1,282,853 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,723
Unrealized Depreciation	(281,471)

Net Unrealized Depreciation	$(256,748)

(D)	Currently non-income producing.
(U)	At December 31, 2008, securities valued at $6,947 were fully or partially designated to cover open call options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Exelon Corp. Call	245	$60.00	Jan 2009	$8	$55
Halliburton Co. Call	599	20.00	Jan 2009	21	13
Hewlett-Packard Co. Call	693	37.50	Jan 2009	59	92
Manpower, Inc. Call	480	35.00	Jan 2009	48	31

				$136	$191

* The number of contracts does not omit 000’s.
At December 31, 2008, cash of $2,592 was designated to cover open put options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

Broadcom Corp. Put	316	$12.50	Jan 2009	$1	$19
Capital One Put	205	20.00	Jan 2009	4	8
Google, Inc. Put	33	250.00	Jan 2009	4	10
J.B. Hunt Transport Services, Inc. Put	244	20.00	Jan 2009	2	7
Merck & Co., Inc. Put	362	20.00	Jan 2009	4	21
Western Union Co. Put	748	10.00	Jan 2009	4	33
Xerox Corp. Put	1,345	6.00	Feb 2009	27	40

				$46	$138

* The number of contracts does not omit 000’s.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

90 Day Euro	339	Long	Mar 2009	$470

* The number of contracts does not omit 000’s.
Cash of $1,678 was pledged as initial margin deposit for open futures contracts at December 31, 2008.
(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.4%
	Automobiles & Components — 0.7%
1,543	Honda Motor Co., Ltd. ADR	$32,930

	Banks — 3.7%
1,138	Comerica, Inc.	22,587
437	M&T Bank Corp.	25,100
702	PNC Financial Services Group, Inc.	34,417
1,144	Synovus Financial Corp.	9,498
716	US Bancorp	17,900
1,554	Washington Mutual, Inc. Private Placement (A)(H)	30
1,786	Wells Fargo & Co.	52,651

		162,183

	Capital Goods — 9.0%
237	Caterpillar, Inc.	10,573
1,588	Deere & Co.	60,868
492	Eaton Corp.	24,447
4,248	General Electric Co.	68,811
533	Honeywell International, Inc.	17,485
858	Illinois Tool Works, Inc.	30,055
699	Lockheed Martin Corp.	58,764
396	PACCAR, Inc.	11,337
789	Parker-Hannifin Corp.	33,556
1,188	Pentair, Inc.	28,108
592	Siemens AG ADR	44,829
947	Spirit Aerosystems Holdings, Inc. (D)	9,628

		398,461

	Commercial & Professional Services — 1.6%
1,080	Pitney Bowes, Inc.	27,506
1,301	Waste Management, Inc.	43,112

		70,618

	Diversified Financials — 6.2%
3,446	Bank of America Corp.	48,518
1,072	Capital One Financial Corp.	34,192
180	Goldman Sachs Group, Inc.	15,173
1,609	JP Morgan Chase & Co.	50,741
1,547	Morgan Stanley	24,811
1,459	State Street Corp.	57,375
2,828	UBS AG ADR (D)	40,445

		271,255

	Energy — 18.2%
1,929	Anadarko Petroleum Corp.	74,378
876	BP plc ADR	40,940
2,453	Chevron Corp.	181,449
283	ConocoPhillips Holding Co.	14,639
1,249	EnCana Corp.	58,038
1,901	Exxon Mobil Corp.	151,738
2,208	Marathon Oil Corp.	60,405
939	Schlumberger Ltd.	39,739
2,029	Total S.A. ADR	112,176
1,878	XTO Energy, Inc.	66,242

		799,744

	Food & Staples Retailing — 2.3%
718	Sysco Corp.	16,464
792	Walgreen Co.	19,548
1,158	Wal-Mart Stores, Inc.	64,940

		100,952

	Food, Beverage & Tobacco — 4.2%
1,659	Nestle S.A. ADR	65,874
949	PepsiCo, Inc.	51,966
639	Philip Morris International, Inc.	27,794
1,534	SABMiller plc	26,031
451	Unilever N.V.	11,072

		182,737

	Health Care Equipment & Services — 2.4%
1,836	Medtronic, Inc.	57,697
1,772	UnitedHealth Group, Inc.	47,140

		104,837

	Household & Personal Products — 1.8%
781	Kimberly-Clark Corp.	41,174
644	Procter & Gamble Co.	39,831

		81,005

	Insurance — 4.8%
1,312	ACE Ltd.	69,441
846	Marsh & McLennan Cos., Inc.	20,542
1,899	MetLife, Inc.	66,182
757	Principal Financial Group, Inc.	17,092
439	Prudential Financial, Inc.	13,299
564	Travelers Cos., Inc.	25,475

		212,031

	Materials — 3.7%
1,115	Agrium U.S., Inc.	38,038
393	Air Products and Chemicals, Inc.	19,766
856	Barrick Gold Corp.	31,471
546	BHP Billiton Ltd. ADR	23,415
234	E.I. DuPont de Nemours & Co.	5,911
2,524	International Paper Co.	29,782
1,049	Rhodia S.A. ADR	6,661
129	Rohm & Haas Co.	7,945

		162,989

	Media — 3.6%
2,684	Comcast Corp. Class A	45,299
1,004	Comcast Corp. Special Class A	16,215
777	McGraw-Hill Cos., Inc.	18,026
2,692	Time Warner, Inc.	27,084
953	Viacom, Inc. Class B (D)	18,167
1,491	Walt Disney Co.	33,828

		158,619

	Pharmaceuticals, Biotechnology & Life Sciences — 12.0%
1,085	Abbott Laboratories	57,885
1,230	AstraZeneca plc ADR	50,455
2,631	Bristol-Myers Squibb Co.	61,162
2,807	Eli Lilly & Co.	113,038
1,760	Merck & Co., Inc.	53,498
1,205	Sanofi-Aventis S.A. ADR	38,756
4,320	Schering-Plough Corp.	73,576
538	Teva Pharmaceutical Industries Ltd. ADR	22,894
1,561	Wyeth	58,568

		529,832

	Retailing — 1.3%
1,188	Limited Brands, Inc.	11,925
2,547	Staples, Inc.	45,633

		57,558

	Semiconductors & Semiconductor Equipment — 1.3%
1,735	Applied Materials, Inc.	17,575
1,044	Intel Corp.	15,311

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Semiconductors & Semiconductor Equipment — (continued)
2,074	Maxim Integrated Products, Inc.		$23,687

			56,573

	Software & Services — 3.1%
1,563	Accenture Ltd. Class A		51,264
1,097	Automatic Data Processing, Inc.		43,136
2,089	Microsoft Corp.		40,618

			135,018

	Technology Hardware & Equipment — 4.6%
1,089	Avnet, Inc. (D)		19,838
2,926	Corning, Inc.		27,889
1,419	International Business Machines Corp.		119,406
4,627	Xerox Corp.		36,879

			204,012

	Telecommunication Services — 6.0%
7,293	AT&T, Inc.		207,855
1,621	Verizon Communications, Inc.		54,967

			262,822

	Transportation — 1.8%
890	FedEx Corp.		57,113
2,804	Southwest Airlines Co.		24,172

			81,285

	Utilities — 6.1%
1,861	Dominion Resources, Inc.		66,698
1,303	Exelon Corp.		72,433
1,391	FPL Group, Inc.		70,009
1,242	PG&E Corp.		48,086
429	Veolia Environment ADR		13,610

			270,836

	Total common stock (cost $5,073,567)		$4,336,297

WARRANTS — 0.0%
	Banks — 0.0%
194	Washington Mutual, Inc. Private Placement (A)(H)		$—

	Total warrants (cost $—)		$—

	Total long-term investments (cost $5,073,567)		$4,336,297

Principal
Amount
SHORT-TERM INVESTMENTS — 1.2%
	Repurchase Agreements — 1.2%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $39, collateralized by U.S. Treasury Note 4.50%, 2009, value of $39)
$39	0.03% dated 12/31/2008		$39
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $16,718, collateralized by FNMA 5.00%, 2035 — 2038, value of $17,053)
16,718	0.08% dated 12/31/2008		16,718
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $735, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $750)
735	0.07% dated 12/31/2008		735
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $16,167, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $16,491)
16,167	0.10% dated 12/31/2008		16,167
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $14,881, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $15,179)
14,881	0.05% dated 12/31/2008		14,881
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,021, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $2,061)
2,021	0.07% dated 12/31/2008		2,021

	Total short-term investments (cost $50,561)		$50,561

	Total investments (cost $5,124,128) (C)	99.6%	$4,386,858
	Other assets and liabilities	0.4%	18,894

	Total net assets	100.0%	$4,405,752

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.18% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $5,144,313 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$318,796
Unrealized Depreciation	(1,076,251)

Net Unrealized Depreciation	$(757,455)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $30, which represents 0.00% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
07/2008	194	Washington Mutual, Inc. Private Placement Warrants	$—
04/2008	1,554	Washington Mutual, Inc. Private Placement	13,600

The aggregate value of these securities at December 31, 2008 was $30 which represents 0.00% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Equity Income HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.6%
	Banks — 7.6%
113	PNC Financial Services Group, Inc.	$5,522
221	US Bancorp	5,537
336	Wells Fargo & Co.	9,908

		20,967

	Capital Goods — 8.4%
43	3M Co.	2,497
29	Caterpillar, Inc.	1,291
62	Eaton Corp.	3,102
453	General Electric Co.	7,343
82	Illinois Tool Works, Inc.	2,857
104	PACCAR, Inc.	2,983
40	Schneider Electric S.A.	2,959

		23,032

	Commercial & Professional Services — 3.6%
156	Republic Services, Inc.	3,870
180	Waste Management, Inc.	5,955

		9,825

	Consumer Durables & Apparel — 0.5%
30	Fortune Brands, Inc.	1,251
1	Stanley Works	47

		1,298

	Diversified Financials — 6.2%
358	Bank of America Corp.	5,035
101	Bank of New York Mellon Corp.	2,873
288	JP Morgan Chase & Co.	9,065

		16,973

	Energy — 16.1%
118	BP plc ADR	5,501
171	Chevron Corp.	12,649
49	ConocoPhillips Holding Co.	2,534
32	EnCana Corp.	1,473
160	Exxon Mobil Corp.	12,755
69	Marathon Oil Corp.	1,888
27	Occidental Petroleum Corp.	1,590
41	Royal Dutch Shell plc ADR	2,116
70	Total S.A. ADR	3,849

		44,355

	Food & Staples Retailing — 0.7%
94	Supervalu, Inc.	1,365
30	Sysco Corp.	691

		2,056

	Food, Beverage & Tobacco — 9.1%
235	Altria Group, Inc.	3,534
100	ConAgra Foods, Inc.	1,642
40	Diageo plc ADR	2,247
25	Lorillard, Inc.	1,386
146	Nestle S.A. ADR	5,810
62	PepsiCo, Inc.	3,407
112	Philip Morris International, Inc.	4,857
85	Unilever N.V. NY Shares ADR	2,079

		24,962

	Household & Personal Products — 2.0%
104	Kimberly-Clark Corp.	5,491

	Insurance — 5.9%
132	ACE Ltd.	6,959
97	Allstate Corp.	3,184
120	Chubb Corp.	6,124

		16,267

	Materials — 3.5%
42	Air Products and Chemicals, Inc.	2,101
67	E.I. DuPont de Nemours & Co.	1,703
118	International Paper Co.	1,395
54	PPG Industries, Inc.	2,305
391	Rexam plc	2,029

		9,533

	Pharmaceuticals, Biotechnology & Life Sciences — 8.6%
195	Bristol-Myers Squibb Co.	4,539
45	Eli Lilly & Co.	1,828
68	GlaxoSmithKline plc ADR	2,534
148	Merck & Co., Inc.	4,484
433	Pfizer, Inc.	7,676
67	Wyeth	2,499

		23,560

	Real Estate — 0.3%
49	Kimco Realty Corp.	888

	Retailing — 5.4%
166	Genuine Parts Co.	6,277
216	Home Depot, Inc.	4,982
51	Nordstrom, Inc.	676
48	Sherwin-Williams Co.	2,886

		14,821

	Semiconductors & Semiconductor Equipment — 1.4%
267	Intel Corp.	3,917

	Software & Services — 2.6%
363	Microsoft Corp.	7,053

	Telecommunication Services — 5.7%
345	AT&T, Inc.	9,831
177	Verizon Communications, Inc.	5,985

		15,816

	Transportation — 1.0%
59	Norfolk Southern Corp.	2,776

	Utilities — 9.0%
101	American Electric Power Co., Inc.	3,361
73	Consolidated Edison, Inc.	2,834
131	Dominion Resources, Inc.	4,684
31	Entergy Corp.	2,536
141	FPL Group, Inc.	7,078
66	PG&E Corp.	2,539
45	SCANA Corp.	1,592

		24,624

	Total common stock (cost $332,081)	$268,214

Principal
Amount

SHORT-TERM INVESTMENTS — 2.2%
	Repurchase Agreements — 2.2%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $5, collateralized by U.S. Treasury Note 4.50%, 2009, value of $5)
$5	0.03% dated 12/31/2008	5

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,984, collateralized by FNMA 5.00%, 2035 — 2038, value of $2,024)
$1,984	0.08% dated 12/31/2008		$1,984
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $87, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $89)
87	0.07% dated 12/31/2008		87
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,919, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $1,957)
1,919	0.10% dated 12/31/2008		1,919
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,766, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $1,802)
1,766	0.05% dated 12/31/2008		1,766
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $240, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $245)
240	0.07% dated 12/31/2008		240

	Total short-term investments (cost $6,001)		$6,001

	Total investments (cost $338,082) (C)	99.8%	$274,215
	Other assets and liabilities	0.2%	647

	Total net assets	100.0%	$274,862

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.13% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $340,249 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,747
Unrealized Depreciation	(70,781)

Net Unrealized Depreciation	$(66,034)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.2%
	Capital Goods — 8.2%
8	Caterpillar, Inc.	$371
25	Deere & Co.	946
15	Flowserve Corp.	747
24	General Electric Co.	395
31	Honeywell International, Inc.	1,008
16	Precision Castparts Corp.	940

		4,407

	Consumer Durables & Apparel — 2.6%
25	Coach, Inc. (D)	525
18	NIKE, Inc. Class B	898

		1,423

	Consumer Services — 1.5%
13	McDonald’s Corp.	808

	Diversified Financials — 1.3%
22	JP Morgan Chase & Co.	700

	Energy — 10.3%
12	Apache Corp.	902
46	Atwood Oceanics, Inc. (D)	701
6	Devon Energy Corp.	407
32	Hercules Offshore, Inc. (D)	151
13	Hess Corp.	703
22	Marathon Oil Corp.	602
34	National Oilwell Varco, Inc. (D)	824
10	Noble Corp.	230
12	Petroleo Brasileiro S.A. ADR	296
21	Ultra Petroleum Corp. (D)	714

		5,530

	Food & Staples Retailing — 4.0%
40	CVS/Caremark Corp.	1,153
18	Wal-Mart Stores, Inc.	981

		2,134

	Food, Beverage & Tobacco — 4.3%
15	PepsiCo, Inc.	827
34	Philip Morris International, Inc.	1,484

		2,311

	Health Care Equipment & Services — 8.7%
65	Coventry Health Care, Inc. (D)	961
15	Covidien Ltd.	547
22	Medtronic, Inc.	701
27	St. Jude Medical, Inc. (D)	890
35	UnitedHealth Group, Inc.	939
15	Wellpoint, Inc. (D)	632

		4,670

	Household & Personal Products — 1.6%
14	Procter & Gamble Co.	890

	Insurance — 3.4%
26	Aflac, Inc.	1,210
55	Assured Guaranty Ltd.	627

		1,837

	Materials — 1.7%
12	Potash Corp. of Saskatchewan, Inc.	908

	Media — 1.1%
26	Walt Disney Co.	588

	Pharmaceuticals, Biotechnology & Life Sciences — 10.6%
16	Abbott Laboratories	849
18	Amgen, Inc. (D)	1,051
27	AstraZeneca plc ADR	1,120
15	Celgene Corp. (D)	802
17	Genzyme Corp. (D)	1,148
12	Johnson & Johnson	700

		5,670

	Retailing — 4.5%
19	Gymboree Corp. (D)	483
29	Kohl’s Corp. (D)	1,043
49	Staples, Inc.	883

		2,409

	Semiconductors & Semiconductor Equipment — 1.5%
54	Intel Corp.	790

	Software & Services — 13.3%
49	Accenture Ltd. Class A	1,597
3	Google, Inc. (D)	1,000
90	Microsoft Corp.	1,751
100	Oracle Corp. (D)	1,768
70	Western Union Co.	1,004

		7,120

	Technology Hardware & Equipment — 16.4%
11	Apple, Inc. (D)	956
99	Cisco Systems, Inc. (D)	1,607
57	Corning, Inc.	538
27	EMC Corp. (D)	283
47	Hewlett-Packard Co.	1,709
15	International Business Machines Corp.	1,288
55	Nokia Corp.	856
23	Qualcomm, Inc.	810
19	Research In Motion Ltd. (D)	763

		8,810

	Telecommunication Services — 3.4%
49	AT&T, Inc.	1,402
23	NII Holdings, Inc. Class B (D)	424

		1,826

	Transportation — 0.8%
10	Norfolk Southern Corp.	456

	Total common stock (cost $71,145)	$53,287

Principal
Amount

SHORT-TERM INVESTMENTS — 1.8%
	Repurchase Agreements — 1.8%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1, collateralized by U.S. Treasury Note 4.50%, 2009, value of $1)
$1	0.03% dated 12/31/2008	$1
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $317, collateralized by FNMA 5.00%, 2035 — 2038, value of $323)
317	0.08% dated 12/31/2008	317

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $14, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $14)
$14	0.07% dated 12/31/2008		$14
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $307, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $313)
307	0.10% dated 12/31/2008		307
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $282, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $288)
282	0.05% dated 12/31/2008		282
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $38, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $39)
38	0.07% dated 12/31/2008		38

	Total short-term investments (cost $959)		$959

	Total investments (cost $72,104) (C)	101.0%	$54,246
	Other assets and liabilities	(1.0)%	(561)

	Total net assets	100.0%	$53,685

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.35% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $74,337 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$660
Unrealized Depreciation	(20,751)

Net Unrealized Depreciation	$(20,091)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 51.0%
	Banks — 2.6%
88	Banco Itau Holding Financeira S.A. ADR	$1,016
36	National Bank of Greece	670
28	Societe Generale Class A	1,429
82	Standard Chartered plc	1,059
60	Wells Fargo & Co.	1,760

		5,934

	Capital Goods — 5.1%
21	Alstom RGPT	1,236
23	Danaher Corp.	1,296
16	Deere & Co.	625
18	General Dynamics Corp.	1,037
19	Illinois Tool Works, Inc.	680
20	Lockheed Martin Corp.	1,665
18	Siemens AG	1,399
51	Sunpower Corp. Class A (D)	1,904
25	Vestas Wind Systems A/S (D)	1,490

		11,332

	Consumer Services — 0.9%
151	Las Vegas Sands Corp. (D)	897
83	Royal Caribbean Cruises Ltd.	1,136

		2,033

	Diversified Financials — 2.3%
20	Goldman Sachs Group, Inc.	1,705
50	JP Morgan Chase & Co.	1,580
50	Julius Baer Holding Ltd.	1,932

		5,217

	Energy — 4.7%
33	Canadian Natural Resources Ltd.	1,314
36	Hess Corp.	1,947
36	Schlumberger Ltd.	1,533
168	Seadrill Ltd.	1,380
24	Total S.A.	1,321
41	Ultra Petroleum Corp. (D)	1,425
46	XTO Energy, Inc.	1,633

		10,553

	Food, Beverage & Tobacco — 3.3%
59	British American Tobacco plc	1,555
32	Carlsberg A/S Class B	1,045
31	Groupe Danone	1,906
73	Nestle S.A.	2,897

		7,403

	Health Care Equipment & Services — 1.6%
36	Fresenius Medical Care AG & Co.	1,665
56	St. Jude Medical, Inc. (D)	1,852

		3,517

	Household & Personal Products — 1.4%
24	Clorox Co.	1,350
47	Reckitt Benckiser Group plc	1,785

		3,135

	Insurance — 1.2%
11	Muenchener Rueckversicherungs- Gesellschaft AG	1,645
207	Ping An Insurance (Group) Co.	1,015

		2,660

	Materials — 3.4%
157	BHP Billiton plc	3,099
26	Monsanto Co.	1,850
20	Potash Corp. of Saskatchewan, Inc.	1,457
20	Praxair, Inc.	1,164

		7,570

	Media — 0.9%
114	Comcast Corp. Class A	1,919
	Pharmaceuticals, Biotechnology & Life Sciences — 8.7%
30	Abbott Laboratories	1,596
60	Allergan, Inc.	2,415
32	Amgen, Inc. (D)	1,825
23	Celgene Corp. (D)	1,244
81	CSL Ltd.	1,953
69	Daiichi Sankyo Co., Ltd.	1,637
33	Gilead Sciences, Inc. (D)	1,693
18	Roche Holding AG	2,729
59	Teva Pharmaceutical Industries Ltd. ADR	2,495
52	Wyeth	1,954

		19,541

	Retailing — 0.4%
5	Best Buy Co., Inc.	129
8	Industria de Diseno Textil S.A.	366
11	Kohl’s Corp. (D)	388

		883

	Semiconductors & Semiconductor Equipment — 0.4%
49	Altera Corp.	824
	Software & Services — 5.2%
119	Electronic Arts, Inc. (D)	1,910
7	Google, Inc. (D)	2,123
7	Nintendo Co., Ltd.	2,520
162	Oracle Corp. (D)	2,872
29	Visa, Inc.	1,495
43	Western Union Co.	621

		11,541

	Technology Hardware & Equipment — 3.3%
19	Apple, Inc. (D)	1,656
102	Cisco Systems, Inc. (D)	1,659
46	Hewlett-Packard Co.	1,673
70	NetApp, Inc. (D)	977
35	Research In Motion Ltd. (D)	1,424

		7,389

	Telecommunication Services — 5.1%
77	American Tower Corp. Class A (D)	2,243
231	MetroPCS Communications, Inc. (D)	3,431
31	Millicom International Cellular S.A.	1,401
84	Softbank Corp.	1,519
94	Telefonica S.A.	2,138
80	Vimpel-Communications ADR	572

		11,304

	Transportation — 0.5%
17	FedEx Corp.	1,097

	Total common stock (cost $147,865)	$113,852

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 3.3%
		Finance — 3.3%
		ARMS II
	$52	2.42%, 09/10/2034 (L)	$49
		Banc of America Commercial Mortgage, Inc.
	660	5.18%, 09/10/2047 (L)	541
		Bear Stearns Commercial Mortgage Securities, Inc.
	595	4.68%, 08/13/2039	538
	450	5.61%, 11/15/2033	427
		Capital One Prime Automotive Receivables Trust
	337	1.22%, 04/15/2011 (L)	327
		Collegiate Funding Services Education Loan Trust I
	195	1.48%, 09/28/2017 (L)	189
		Commercial Mortgage Asset Trust
	303	6.64%, 01/17/2032	302
		Crusade Global Trust
	118	1.93%, 06/17/2037 (L)	98
	80	2.04%, 09/18/2034 (L)	78
	47	4.75%, 01/17/2034 (L)	45
	35	4.79%, 01/16/2035 (L)	34
		CS First Boston Mortgage Securities Corp.
	450	3.94%, 05/15/2038	383
		European Loan Conduit
GBP	59	6.11%, 11/01/2029 (I)(L)	77
		Ford Credit Automotive Owner Trust
	565	1.52%, 06/15/2010 (L)	556
		GE Commercial Loan Trust
	212	4.56%, 04/19/2015 — 07/19/2015 (I)(L)	206
		Goldman Sachs Mortgage Securities Corp. II
	110	2.40%, 03/06/2020 (I)(L)	66
		Heller Financial Commercial Mortgage Asset
	564	7.75%, 01/17/2034	564
		Interstar Millennium Trust
	323	4.39%, 07/07/2034 (L)	290
		Lanark Master Issuer plc
	69	2.20%, 07/22/2032 (I)(L)	69
		Medallion Trust
	92	1.72%, 12/21/2033 (L)	76
	188	2.24%, 02/27/2039 (L)	163
	83	2.29%, 05/25/2035 (L)	64
		Morgan Stanley Capital I
	375	5.23%, 09/15/2042	310
		National RMBS Trust
	242	1.64%, 03/20/2034 (L)	232
		New Century Home Equity Loan Trust
	8	0.76%, 03/25/2035 (L)	4
		Nissan Automotive Receivables Owner Trust
	370	5.03%, 05/16/2011	364
		Nomura Asset Securities Corp.
	19	6.59%, 03/15/2030	19
		Prudential Commercial Mortgage Trust
	570	4.49%, 02/11/2036	498
		USAA Automotive Owner Trust
	104	5.04%, 04/15/2010 (L)	104
		Wachovia Bank Commercial Mortgage Trust
	504	1.09%, 07/15/2042 (L)	438
		Westpac Securitisation Trust
	182	1.57%, 03/23/2036	174

		Total asset & commercial mortgage backed securities (cost $7,930)	$7,285

CORPORATE BONDS: INVESTMENT GRADE — 30.9%
		Basic Materials — 0.6%
		Bayer AG
EUR	550	4.25%, 05/25/2009 (L)	$766
GBP	100	5.63%, 05/23/2018	139
		Vale Overseas Ltd.
	410	6.25%, 01/23/2017 #	386

			1,291

		Capital Goods — 0.3%
		United Technologies Corp.
	595	2.27%, 06/01/2009 (L)#	593
		Xerox Corp.
	215	5.50%, 05/15/2012 #	180

			773

		Consumer Cyclical — 0.5%
		DaimlerChrysler NA Holdings Corp.
	485	4.88%, 06/15/2010 #	440
		Enterprise Inns plc
GBP	340	6.50%, 12/06/2018	327
		Home Depot, Inc.
	310	2.05%, 12/16/2009 (L)#	293

			1,060

		Consumer Staples — 1.1%
		Anheuser-Busch Cos., Inc.
	170	5.50%, 01/15/2018 #	155
		Cia Brasileira de Bebidas
	300	10.50%, 12/15/2011 #	329
		Diageo Capital plc
	430	5.20%, 01/30/2013 #	423
		Kellogg Co.
	430	4.25%, 03/06/2013 #	416
	325	5.13%, 12/03/2012 #	325
		Philip Morris International, Inc.
	520	5.65%, 05/16/2018 #	516
	195	6.38%, 05/16/2038 #	203

			2,367

		Energy — 0.9%
		Anadarko Petroleum Corp.
	510	2.40%, 09/15/2009 (L)#	488
		ConocoPhillips Australia Funding Co.
	684	4.42%, 04/09/2009 (L)#	683
		EnCana Corp.
	655	5.90%, 12/01/2017 #	547
		Gaz Capital S.A.
EUR	120	5.88%, 06/01/2015	104
		Petrobras International Finance Co.
	225	5.88%, 03/01/2018	202

			2,024

		Finance — 7.8%
		Ace INA Holdings, Inc.
	435	5.70%, 02/15/2017 #	390
		Allied World Assurance
	260	7.50%, 08/01/2016 #	183
		Aviva plc
	400	1.92%, 06/19/2017 (L)	277
		Bank of America Corp.
EUR	100	4.00%, 03/28/2018 (L)	111
		Caterpillar Financial Services Corp.
	370	4.25%, 02/08/2013 #	344
		COX Communications, Inc.
	440	4.63%, 06/01/2013 #	381
		Credit Suisse New York
	445	5.00%, 05/15/2013 #	428

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		Eaton Vance Corp.
	$125	6.50%, 10/02/2017 #	$111
		ERAC USA Finance Co.
	425	3.71%, 04/30/2009 (I)(L)#	405
		European Investment Bank
EUR	795	3.63%, 10/15/2011	1,134
AUD	790	7.00%, 01/24/2012	600
		Goldman Sachs Group, Inc.
	300	6.15%, 04/01/2018 #	288
		HCP, Inc.
	565	6.70%, 01/30/2018 #	271
		Honda Canada Finance, Inc.
CAD	530	5.68%, 09/26/2012	431
		HSBC Holdings plc
	225	6.50%, 09/15/2037 #	229
	125	6.80%, 06/01/2038 #	132
		Institut Credito Oficial
AUD	850	5.50%, 03/08/2011	619
		International Lease Finance Corp.
	920	5.40%, 02/15/2012	642
		JP Morgan Chase Bank NA
	555	6.00%, 10/01/2017 #	560
		Kreditanstalt fuer Wiederaufbau
	1,470	3.25%, 02/15/2011 #	1,512
AUD	1,650	7.50%, 08/26/2011	1,258
		Metlife Global Funding
GBP	250	5.25%, 01/09/2014	313
		Mizuho Financial Group, Inc.
	525	5.79%, 04/15/2014 (I)#	466
		Morgan Stanley
	300	6.63%, 04/01/2018	263
		National Australia Bank Ltd.
EUR	220	4.50%, 06/23/2016 (L)	280
		National Rural Utilities Cooperative Finance Corp.
	750	5.50%, 07/01/2013 #	727
		New York Life Global Funding
EUR	535	3.75%, 10/19/2009	704
		Nordea Bank Finland plc
EUR	225	5.75%, 03/26/2014 (L)	294
		Northern Trust Co.
GBP	350	5.38%, 03/11/2015	466
		Oesterreichische Kontrollbank AG
	1,010	2.88%, 03/15/2011 #	1,025
		Principal Life Income Funding
	290	2.31%, 11/15/2010 (L)#	273
		Santander Central Hispano Issuances Ltd.
EUR	250	5.44%, 10/24/2017 (L)	315
		Southern Capital Corp.
	91	5.70%, 06/30/2022 (I)#	86
		Standard Chartered Bank
	425	6.40%, 09/26/2017 (I)#	354
		Temasek Financial I Ltd.
	1,505	4.50%, 09/21/2015 (I)#	1,531

			17,403

		Foreign Governments — 15.3%
		Australian Government
AUD	460	6.00%, 02/15/2017	375
		Belgium Kingdom
EUR	450	4.00%, 03/28/2017	641
EUR	150	5.00%, 03/28/2035	238
		Bonos Y Oblig del Estado
EUR	330	4.10%, 07/30/2018	470
		Bundesobligation
EUR	30	3.50%, 04/12/2013	44
		Buoni Poliennai Del Tes
EUR	980	4.25%, 04/15/2013	1,397
EUR	890	4.50%, 03/01/2019	1,242
		Caisse D’Amort Dette Soc
EUR	1,850	4.50%, 09/04/2013	2,732
		Canadian Government
CAD	525	5.75%, 06/01/2033	587
		Denmark (Kingdom of)
DKK	2,125	4.00%, 11/15/2015	417
		Deutschland Bundesrepublic
EUR	1,500	4.25%, 07/04/2018	2,315
EUR	1,110	4.75%, 07/04/2034	1,790
EUR	185	5.00%, 01/04/2012	279
		Finnish Government
EUR	75	4.38%, 07/04/2019	111
		France (Govt. of) O.A.T.
EUR	175	4.00%, 10/25/2038	257
EUR	325	4.25%, 10/25/2018	486
		French Government
EUR	1,980	4.00%, 04/25/2013	2,910
EUR	250	4.25%, 04/25/2019	373
		Government of Singapore
SGD	2,270	3.63%, 07/01/2014	1,760
		Hellenic Republic
EUR	175	4.30%, 07/20/2017	231
EUR	250	4.60%, 05/20/2013	343
		Irish Government
EUR	100	4.40%, 06/18/2019	138
		Japanese Government
JPY	600,100	1.80%, 06/20/2017	7,074
JPY	213,850	2.10%, 12/20/2027	2,500
		Netherlands Government
EUR	100	4.00%, 01/15/2037	146
EUR	225	5.50%, 01/15/2028	380
		Obrig Do Tes Medio Prazo
EUR	300	4.45%, 06/15/2018	433
		Poland Government
PLN	580	6.25%, 10/24/2015	204
		Republic of Austria
EUR	200	4.65%, 01/15/2018	298
EUR	75	6.25%, 07/15/2027	133
		South Africa (Republic of)
ZAR	2,750	8.25%, 09/15/2017	307
		Spain (Kingdom of)
EUR	350	4.20%, 07/30/2013	509
		Swedish Government
SEK	2,545	4.50%, 08/12/2015	370
		UK Treasury
GBP	825	4.25%, 03/07/2036	1,296
GBP	480	4.50%, 03/07/2013	758
		United Kingdom Government
GBP	215	5.00%, 03/07/2018	363
		United Mexican States
	240	5.95%, 03/19/2019	240

			34,147

		Health Care — 0.9%
		CVS Caremark Corp.
	375	2.50%, 06/01/2010 (L)#	345
	865	5.75%, 06/01/2017 #	814
		Schering-Plough Corp.
EUR	700	5.38%, 10/01/2014	912

			2,071

		Services — 0.3%
		Comcast Corp.
	800	5.12%, 07/14/2009 (L)#	789

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Technology — 2.4%
		AT&T, Inc.
	$740	5.50%, 02/01/2018 #	$748
		Cingular Wireless Services, Inc.
	475	7.88%, 03/01/2011 #	492
		Deutsche Telekom International Finance B.V.
	125	8.75%, 06/15/2030 #	154
		General Electric Co.
	630	5.00%, 02/01/2013 #	637
		OTE plc
EUR	390	5.38%, 02/14/2011	534
		Siemens Finance
	1,330	2.18%, 08/14/2009 (I)(L)#	1,331
		Time Warner Cable, Inc.
	935	5.85%, 05/01/2017 #	854
		Verizon Communications, Inc.
	240	4.35%, 02/15/2013 #	232
		Verizon New England, Inc.
	375	6.50%, 09/15/2011 #	372

			5,354

		Transportation — 0.4%
		Burlington Northern Santa Fe Corp.
	525	5.75%, 03/15/2018 #	506
		CSX Corp.
	355	5.75%, 03/15/2013 #	334

			840

		Utilities — 0.4%
		CenterPoint Energy Resources Corp.
	205	6.00%, 05/15/2018 #	170
		MidAmerican Energy Co.
	340	5.30%, 03/15/2018 #	335
		NSTAR
	300	8.00%, 02/15/2010 #	308

			813

		Total corporate bonds: investment grade (cost $70,055)	$68,932

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.1%
		Consumer Cyclical — 0.1%
		D.R. Horton, Inc.
	$295	8.00%, 02/01/2009 #	$292

		Total corporate bonds: non-investment grade (cost $296)	$292

U.S. GOVERNMENT AGENCIES — 8.8%
		Federal Home Loan Mortgage Corporation — 2.1%
		Mortgage Backed Securities:
	$2,265	5.00%, 2039 (Q)	$2,315
	270	5.13%, 2029 (L)#	267
	578	5.50%, 2019 — 2039 #(Q)	594

			3,176

		Remic — Pac’s:
	1,632	1.55%, 2036 (L)#	1,544

			4,720

		Federal National Mortgage Association — 5.8%
		Mortgage Backed Securities:
	939	4.78%, 2014 (L)#	955
	1,492	4.98%, 2013 #	1,529
	3,902	5.00%, 2019 — 2038 #	4,009
	4,398	5.50%, 2034 — 2036 #	4,515
	1,618	6.50%, 2036 #	1,682
	6	7.00%, 2029	7

			12,697

		Remic — Pac’s:
	351	0.87%, 2036 (L)	323

			13,020

		Government National Mortgage Association — 0.9%
		Mortgage Backed Securities:
	1,082	5.00%, 2035 #	1,112
	336	6.00%, 2028 — 2035 #	348
	53	6.50%, 2028 #	56
	37	8.00%, 2029 — 2030 #	38

			1,554

		Remic — Pac’s:
	330	7.50%, 2035	356

			1,910

		Total U.S. government agencies (cost $19,161)	$19,650

U.S. GOVERNMENT SECURITIES — 4.0%
		U.S. Treasury Securities — 4.0%
		U.S. Treasury Bonds:
	$795	4.50%, 2038 #	$1,085
		U.S. Treasury Notes:
	4,800	2.00%, 2010 (S)	4,921
	1,410	3.88%, 2018 (S)	1,608
	1,130	4.88%, 2009 (S)	1,161

			7,690

		Total U.S. government securities (cost $8,395)	$8,775

		Total long-term investments (cost $253,702)	$218,786

SHORT-TERM INVESTMENTS — 0.6%
		Repurchase Agreements — 0.6%
		Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1, collateralized by U.S. Treasury Note 4.50%, 2009, value of $1)
	$1	0.03% dated 12/31/2008	$1
		Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $466, collateralized by FNMA 5.00%, 2035 — 2038, value of $475)
	466	0.08% dated 12/31/2008	466
		Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $21, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $21)
	21	0.07% dated 12/31/2008	21
		Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $450, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $459)
	450	0.10% dated 12/31/2008	450
		J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $414, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $423)
	414	0.05% dated 12/31/2008	414

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $56, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $57)
$56	0.07% dated 12/31/2008		$56

	Total short-term investments (cost $1,408)		$1,408

	Total investments (cost $255,110) (C)	98.7%	$220,194
	Other assets and liabilities	1.3%	2,926

	Total net assets	100.0%	$223,120

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 45.28% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $257,800 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,977
Unrealized Depreciation	(42,583)

Net Unrealized Depreciation	$(37,606)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $4,591, which represents 2.06% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2008 was $2,590.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
CAD	— Canadian Dollar
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
PLN	— Polish New Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	48	Long	Mar 2009	$91
5 Year U.S. Treasury Note	178	Short	Mar 2009	(282)
10 Year U.S. Treasury Note	89	Short	Mar 2009	(304)
90 Day Euro	70	Long	Mar 2009	24
90 Day Euro	12	Short	Mar 2009	(25)
AUST 3 Year Bond	37	Short	Mar 2009	(26)
Canadian 10 Year Bond	6	Long	Mar 2009	15
DJ Euro STOXX 50	33	Long	Mar 2009	6
Euro Bond	10	Short	Mar 2009	(14)
Euro Bond	19	Short	Mar 2009	(12)
Euro BUXL 30 Year Bond	2	Long	Mar 2009	—
Euro-Schatz	65	Long	Mar 2009	35
FTSE 100 IDX	13	Long	Mar 2009	28
Japan 10Y Bond	3	Short	Mar 2009	(30)
Long Gilt	7	Short	Mar 2009	(29)
S&P/TSE 60 Index	4	Long	Mar 2009	7
Topix Index	2	Long	Mar 2009	10
U.S. Long Bond	4	Long	Mar 2009	(12)

				$(518)

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)
Australian Dollar (Sell)	$88	$85	01/06/09	$(3)
Australian Dollar (Buy)	2,663	2,491	03/18/09	172
Australian Dollar (Sell)	156	156	03/18/09	—
Australian Dollar (Sell)	5,579	5,113	03/18/09	(466)
British Pound (Sell)	214	212	01/05/09	(2)
British Pound (Buy)	1,429	1,508	03/18/09	(79)
British Pound (Sell)	5,045	5,484	03/18/09	439
British Pound (Buy)	801	855	03/20/09	(54)
Canadian Dollar (Buy)	195	195	01/05/09	—
Canadian Dollar (Buy)	789	776	03/18/09	13
Canadian Dollar (Buy)	1,073	1,103	03/18/09	(30)
Canadian Dollar (Sell)	2,034	2,101	03/18/09	67
Canadian Dollar (Sell)	957	947	03/18/09	(10)
Canadian Dollar (Buy)	496	494	03/19/09	2
Canadian Dollar (Buy)	259	264	03/19/09	(5)
Canadian Dollar (Sell)	425	434	03/19/09	9
Chilean Peso (Buy)	62	61	01/23/09	1
Chilean Peso (Sell)	72	71	01/23/09	(1)
Chinese Renminbi (Buy)	299	293	09/02/09	6
Chinese Renminbi (Buy)	1,768	1,815	09/02/09	(47)
Chinese Renminbi (Sell)	1,000	1,008	09/02/09	8
Chinese Renminbi (Sell)	1,067	1,052	09/02/09	(15)
Czech Koruna (Buy)	522	503	03/18/09	19
Czech Koruna (Buy)	102	102	03/18/09	—
Czech Koruna (Sell)	443	454	03/18/09	11
Czech Koruna (Sell)	706	675	03/18/09	(31)
Danish Krone (Sell)	53	53	01/02/09	—
Danish Krone (Sell)	112	113	01/06/09	1
Danish Krone (Buy)	74	73	03/18/09	1
Danish Krone (Buy)	87	90	03/18/09	(3)
Danish Krone (Sell)	52	52	03/18/09	—
Danish Krone (Sell)	2,208	2,003	03/18/09	(205)
Euro (Buy)	53	54	01/02/09	(1)
Euro (Buy)	54	55	01/05/09	(1)
Euro (Sell)	203	205	01/05/09	2
Euro (Sell)	47	47	01/05/09	—
Euro (Sell)	96	97	01/06/09	1
Euro (Sell)	1,147	1,155	01/07/09	8
Euro (Sell)	32	32	01/07/09	—
Euro (Buy)	21,753	19,819	03/18/09	1,934
Euro (Buy)	1,277	1,293	03/18/09	(16)
Euro (Sell)	1,264	1,286	03/18/09	22
Euro (Sell)	44,671	41,130	03/18/09	(3,541)
Euro (Buy)	1,101	1,093	03/20/09	8

The accompanying notes are an integral part of these financial statements.

(continued)
Forward Foreign Currency Contracts Outstanding at December 31, 2008
				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Buy)	$439	$405	09/02/09	$34
Euro (Buy)	261	273	09/02/09	(12)
Euro (Sell)	527	544	09/02/09	17
Hong Kong Dollar (Sell)	45	45	01/05/09	—
Hungarian Forint (Buy)	105	96	03/18/09	9
Hungarian Forint (Sell)	114	105	03/18/09	(9)
Indian Rupee (Buy)	127	122	01/23/09	5
Indian Rupee (Sell)	101	101	01/23/09	—
Israeli New Shekel (Buy)	71	72	03/18/09	(1)
Israeli New Shekel (Sell)	61	59	03/18/09	(2)
Japanese Yen (Sell)	37	37	01/07/09	—
Japanese Yen (Buy)	1,706	1,669	03/12/09	37
Japanese Yen (Sell)	732	754	03/12/09	22
Japanese Yen (Sell)	822	809	03/12/09	(13)
Japanese Yen (Buy)	3,437	3,266	03/18/09	171
Japanese Yen (Buy)	118	119	03/18/09	(1)
Japanese Yen (Sell)	729	730	03/18/09	1
Japanese Yen (Sell)	12,958	12,323	03/18/09	(635)
Malaysian Ringgit (Buy)	419	408	03/18/09	11
Malaysian Ringgit (Sell)	419	396	03/18/09	(23)
Mexican New Peso (Buy)	152	162	03/18/09	(10)
Mexican New Peso (Sell)	93	94	03/18/09	1
New Romanian Leu (Buy)	233	234	03/18/09	(1)
New Romanian Leu (Sell)	432	404	03/18/09	(28)
New Zealand Dollar (Buy)	1,462	1,374	03/18/09	88
New Zealand Dollar (Sell)	234	241	03/18/09	7
New Zealand Dollar (Sell)	923	875	03/18/09	(48)
Norwegian Krone (Sell)	27	26	01/02/09	(1)
Norwegian Krone (Sell)	59	58	01/06/09	(1)
Norwegian Krone (Buy)	283	281	03/18/09	2
Norwegian Krone (Buy)	1,214	1,242	03/18/09	(28)
Norwegian Krone (Sell)	616	636	03/18/09	20
Norwegian Krone (Sell)	868	843	03/18/09	(25)
Polish Zloty (Buy)	134	138	03/18/09	(4)
Polish Zloty (Sell)	55	56	03/18/09	1
Polish Zloty (Sell)	245	239	03/18/09	(6)
Republic of Korea Won (Buy)	81	76	03/18/09	5
Republic of Korea Won (Sell)	142	140	03/18/09	(2)
Russian Ruble (Buy)	233	248	01/23/09	(15)
Russian Ruble (Sell)	188	201	01/23/09	13
Russian Ruble (Sell)	61	68	03/18/09	7
Saudi Arabian Riyal (Buy)	196	198	06/04/09	(2)
Saudi Arabian Riyal (Sell)	196	196	06/04/09	—
Singapore Dollar (Buy)	180	174	03/18/09	6
Singapore Dollar (Sell)	1,864	1,803	03/18/09	(61)
South African Rand (Buy)	486	450	03/18/09	36
South African Rand (Sell)	530	483	03/18/09	(47)
Swedish Krona (Buy)	279	275	03/18/09	4
Swedish Krona (Buy)	257	263	03/18/09	(6)
Swedish Krona (Sell)	695	707	03/18/09	12
Swedish Krona (Sell)	276	272	03/18/09	(4)
Swiss Franc (Sell)	342	345	01/06/09	3
Swiss Franc (Buy)	2,167	1,926	03/18/09	241
Swiss Franc (Sell)	2,148	1,923	03/18/09	(225)
Taiwanese Dollar (Buy)	59	59	01/23/09	—
Taiwanese Dollar (Sell)	57	57	01/23/09	—
United Arab Emirates Dirham (Buy)	195	199	06/04/09	(4)
United Arab Emirates Dirham (Sell)	195	194	06/04/09	(1)

				$(2,248)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2008

Percentage of
Country	Net Assets
Australia	1.9%

Austria	0.7

Belgium	0.4

Brazil	0.6

Canada	2.6

China	0.5

Denmark	1.4

Finland	0.1

France	5.6

Germany	5.7

Greece	0.5

Ireland	0.1

Israel	1.1

Italy	1.2

Japan	6.8

Luxembourg	1.2

Mexico	0.1

Netherlands	1.0

Norway	0.6

Poland	0.1

Portugal	0.2

Russia	0.3

Singapore	1.5

South Africa	0.1

Spain	2.0

Sweden	0.2

Switzerland	3.4

United Kingdom	5.6

United States	52.6

Short-Term Investments	0.6

Other Assets and Liabilities	1.3

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Forward Bonds Outstanding at December 31, 2008

						Unrealized
		Market	Contract	Delivery	Maturity	Appreciation/
Description	Transaction	Value	Amount	Date	Date	(Depreciation)

Buoni Poliennai Del Tes, 6.00%	Buy	$1,132	$1,045	01/15/09	05/01/31	$87
Deutschland Bundesrepublic, 4.00%	Buy	352	352	02/26/09	01/04/37	—
Hellenic Republic, 4.50%	Buy	141	140	01/15/09	09/20/37	1
Japan Bond Forward, 0.80%	Buy	843	777	01/09/09	12/10/15	66
Japanese Government, 0.90%	Buy	3,520	3,430	01/15/09	07/15/10	90
Japanese Government, 1.00%	Sell	3,608	3,485	01/14/09	06/20/13	(123)
Japanese Government, 1.20%	Buy	7,618	7,397	01/14/09	03/20/12	221
Japanese Government, 1.40%	Buy	498	459	01/09/09	06/10/18	39
Japanese Government, 1.50%	Buy	8,177	7,747	01/14/09	03/20/14	430
Japanese Government, 1.50%	Sell	1,705	1,546	01/14/09	12/20/15	(159)
Japanese Government, 1.80%	Buy	1,182	1,155	01/14/09	06/20/17	27
Spain (Kingdom of), 4.90%	Buy	157	127	01/15/09	07/30/40	30
U.S. Treasury, 4.50%	Sell	273	254	01/15/09	05/15/38	(19)

						$690

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.8%
	Automobiles & Components — 1.3%
23	Ford Motor Co. (D)	$54
27	Honda Motor Co., Ltd.	576
6	Michelin (C.G.D.E.) Class B	300
5	Peugeot S.A.	90

		1,020

	Banks — 7.7%
16	Banco Bilbao Vizcaya Argentaria S.A.	193
39	Banco do Estado do Rio Grande do Sul S.A.	95
37	Banco Itau Holding Financeira S.A. ADR	425
120	Bangkok Bank plc	243
9	Bank of Nova Scotia	247
3	BNP Paribas	135
68	Citizens Republic Bancorp, Inc.	201
16	Commerzbank AG	159
65	DBS Group Holdings Ltd.	386
32	DBS Group Holdings Ltd. Rights (H)	68
61	DNB Nor ASA	244
21	First National Financial, Inc.	180
3	HDFC Bank Ltd. ADR	207
5	KBC Groep N.V.	162
45	Mitsubishi UFJ Financial Group, Inc.	280
45	National City Corp.	82
5	PNC Financial Services Group, Inc.	265
42	Popular, Inc.	216
7	Societe Generale Class A	363
15	Sparebanken Midt-Norge	65
45	Standard Chartered plc	583
12	Sydbank A/S	145
2	Toronto-Dominion Bank	71
13	Toronto-Dominion Bank ADR	449
46	Washington Mutual, Inc. Private Placement (A)(H)	1
10	Webster Financial Corp.	132
18	Wells Fargo & Co.	537

		6,134

	Capital Goods — 6.3%
1	Alstom RGPT	46
2	AMETEK, Inc.	50
3	Atlas Copco Ab	26
16	BAE Systems plc	87
1	Carlisle Cos., Inc.	17
6	Caterpillar, Inc.	268
117	China Communications Construction Co., Ltd.	146
4	Cubic Corp.	99
9	Danaher Corp.	521
—	Flowserve Corp.	19
1	General Dynamics Corp.	51
45	General Electric Co.	723
41	Hino Motors Ltd.	84
5	Hochtief AG	259
10	Honeywell International, Inc.	343
3	Illinois Tool Works, Inc.	113
1	Ingersoll-Rand Co. Class A	16
7	Lockheed Martin Corp.	557
5	Pentair, Inc.	126
2	Precision Castparts Corp.	91
3	Rockwell Automation, Inc.	92
4,010	Rolls-Royce Group — C Share Entitlement (A)(H)	—
65	Rolls-Royce Group plc	325
8	Shanghai Industrial Holdings Ltd.	18
8	Siemens AG	637
—	SPX Corp.	20
3	United Technologies Corp.	134
3	Vinci S.A.	108
10	Volvo Ab Class B	59

		5,035

	Commercial & Professional Services — 0.0%
1	Manpower, Inc.	23

	Consumer Durables & Apparel — 0.2%
1	Adidas-Salomon AG	52
247	China Dongxiang Group Co.	60
1	CIE Financiere Richemont S.A.	20
15	Peace Mark Holdings Ltd. (A)(H)	—
1	Under Armour, Inc. Class A (D)	30

		162

	Consumer Services — 0.4%
1	ITT Educational Services, Inc. (D)	52
703	NagaCorp Ltd.	98
2	Orascom Development Holding AG (D)	50
5	Royal Caribbean Cruises Ltd.	74
46	Shangri-La Asia Ltd.	53

		327

	Diversified Financials — 4.4%
22	African Bank Investments Ltd.	59
9	Ameriprise Financial, Inc.	212
9	Bank of America Corp.	129
26	BM & F Bovespa S.A.	68
8	Capital One Financial Corp.	255
16	Citigroup, Inc.	110
8	Deutsche Boerse AG	570
32	Discover Financial Services, Inc.	300
6	Goldman Sachs Group, Inc.	493
1	Groupe Bruxelles Lambert S.A.	86
5	Invesco Ltd.	78
7	JP Morgan Chase & Co.	205
16	Julius Baer Holding Ltd.	612
6	MSCI, Inc. (D)	112
16	UBS AG (D)	231

		3,520

	Energy — 10.8%
5	Baker Hughes, Inc.	155
15	BG Group plc	217
11	BP plc ADR	509
3	Cabot Oil & Gas Corp.	67
16	Canadian Natural Resources Ltd. ADR	656
5	Canadian Oil SandsTrust	80
4	Chesapeake Energy Corp.	57
3	Chevron Corp.	258
3	ConocoPhillips Holding Co.	158
3	Consol Energy, Inc.	80
1	Devon Energy Corp.	92
9	Enbridge Energy Management (D)	225

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Energy — (continued)
3	EnCana Corp.	$125
3	Eni S.p.A. ADR	137
6	EOG Resources, Inc.	418
6	Exxon Mobil Corp.	512
7	Halliburton Co.	127
2	Hess Corp.	89
3	Husky Energy, Inc.	65
41	Lundin Petroleum Ab (D)	222
4	Marathon Oil Corp.	98
2	Newfield Exploration Co. (D)	39
10	Noble Energy, Inc.	487
32	OAO Gazprom Class S ADR	459
6	Occidental Petroleum Corp.	359
13	OMV AG	357
2	Peabody Energy Corp.	50
3	Petro-Canada	61
6	Petroleo Brasileiro S.A. ADR	135
3	Range Resources Corp.	103
7	Reliance Industries GDR (I)	379
4	Royal Dutch Shell plc ADR	223
4	Schlumberger Ltd.	181
7	Seadrill Ltd.	55
6	StatoilHydro ASA-ADR	97
4	Suncor Energy, Inc. ADR	86
6	Talisman Energy, Inc.	63
7	Total S.A.	381
5	Total S.A. ADR	273
2	Transocean, Inc. (D)	77
3	Valero Energy Corp.	70
12	Weatherford International Ltd. (D)	127
2	Williams Cos., Inc.	29
3	Woodside Petroleum Ltd.	74
3	XTO Energy, Inc.	97

		8,609

	Food & Staples Retailing — 1.7%
2	CVS/Caremark Corp.	50
11	Seven & I Holdings Co., Ltd.	382
6	Walgreen Co.	146
14	Wal-Mart Stores, Inc.	790

		1,368

	Food, Beverage & Tobacco — 8.1%
3	Carlsberg A/S Class B	90
32	China Mengniu Dairy Co.	42
2	Coca-Cola Co.	72
6	Coca-Cola Enterprises, Inc.	69
5	Cockatoo Ridge Wines	—
1	Hormel Foods Corp.	20
—	Japan Tobacco, Inc.	1,542
—	Molson Coors Brewing Co.	23
38	Nestle S.A.	1,488
4	Pepsi Bottling Group, Inc.	88
2	PepsiCo, Inc.	85
1	Pernod-Ricard	79
11	Philip Morris International, Inc.	482
104	Premier Foods plc	46
2	Ralcorp Holdings, Inc. (D)	96
7	Sadia S.A. ADR	34
3	Smithfield Foods, Inc. (D)	45
9	Sunopta, Inc. (D)	15
45	Swedish Match Ab	662
9	Tyson Foods, Inc. Class A	80
57	Unilever N.V. CVA	1,381
186	Yantai North Andre	7

		6,446

	Health Care Equipment & Services — 4.0%
2	Baxter International, Inc.	102
1	Beckman Coulter, Inc.	22
3	Cardinal Health, Inc.	96
7	Coventry Health Care, Inc. (D)	105
11	Covidien Ltd.	396
3	Eclipsys Corp. (D)	41
17	Health Management Associates, Inc. Class A (D)	30
3	Humana, Inc. (D)	120
13	McKesson Corp.	494
19	Medtronic, Inc.	606
4	St. Jude Medical, Inc. (D)	124
1	Synthes, Inc.	128
33	UnitedHealth Group, Inc.	883

		3,147

	Household & Personal Products — 0.8%
7	Avon Products, Inc.	177
2	Beiersdorf AG	145
—	Herbalife Ltd.	9
7	Reckitt Benckiser Group plc	276

		607

	Insurance — 3.7%
18	ACE Ltd.	943
2	Admiral Group plc	25
17	AXA S.A.	389
7	Everest Re Group Ltd.	501
7	Marsh & McLennan Cos., Inc.	160
14	MetLife, Inc.	497
7	Paris RE Holdings Ltd.	96
2	Prudential Financial, Inc.	54
7	Travelers Cos., Inc.	316

		2,981

	Materials — 6.7%
10	Agrium, Inc.	346
5	BHP Billiton Ltd. ADR	207
34	BHP Billiton plc	679
10	Celanese Corp.	119
80	Companhia Vale do Rio Doce ADR	967
4	CRH plc	97
8	Eurasian Natural Resources Corp.	38
7	FMC Corp.	313
3	Freeport-McMoRan Copper & Gold, Inc.	67
421	Huabao International Holdings Ltd.	277
5	Monsanto Co.	325
3	Mosaic Co.	89
152	OZ Minerals Ltd. (A)(H)	16
3	Potash Corp. of Saskatchewan, Inc.	190
3	Potash Corp. of Saskatchewan, Inc. ADR	228
3	Praxair, Inc.	182

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Materials — (continued)
25	Rexam plc	$129
28	Rhodia S.A.	180
8	Sealed Air Corp.	117
5	Shin-Etsu Chemical Co., Ltd.	250
61	Smurfit-Stone Container Corp. (D)	16
63	Sumitomo Metal Industries	157
1	Syngenta AG	129
6	Umicore	119
13	Vedanta Resources plc	120

		5,357

	Media — 2.1%
1	Arbitron, Inc.	12
7	Comcast Corp. Class A	114
2	DirecTV Group, Inc. (D)	56
2	DreamWorks Animation SKG, Inc. (D)	61
2	Elsevier N.V.	22
7	Focus Media Holding Ltd. ADR (D)	61
9	Informa Group plc	31
3	Interpublic Group of Cos., Inc. (D)	11
—	Marvel Entertainment, Inc. (D)	12
1	McGraw-Hill Cos., Inc.	24
3	News Corp. Class A	24
1	Omnicom Group, Inc.	30
10	Reed Elsevier plc	77
2	Regal Entertainment Group	22
—	Scripps Networks Interactive Class A	10
15	SES Global S.A.	290
9	Time Warner, Inc.	87
24	Viacom, Inc. Class B (D)	455
4	Vivendi S.A.	123
5	Walt Disney Co.	123

		1,645

	Pharmaceuticals, Biotechnology & Life Sciences — 11.5%
7	Abbott Laboratories	387
6	Amgen, Inc. (D)	367
7	Amylin Pharmaceuticals, Inc. (D)	79
11	Astellas Pharma, Inc.	460
6	AstraZeneca plc	248
10	AstraZeneca plc ADR	411
10	Bristol-Myers Squibb Co.	234
2	Celgene Corp. (D)	133
4	Cephalon, Inc. (D)	289
13	Daiichi Sankyo Co., Ltd.	306
22	Eisai Co., Ltd.	917
20	Elan Corp. plc ADR (D)	121
15	Eli Lilly & Co.	609
7	Forest Laboratories, Inc. (D)	174
3	Genentech, Inc. (D)	228
3	H. Lundbeck A/S	59
2	Ipsen	87
5	Laboratorios Almiral S.A.	41
7	Medicines Co. (D)	104
6	Merck & Co., Inc.	188
2	OSI Pharmaceuticals, Inc. (D)	69
6	Regeneron Pharmaceuticals, Inc. (D)	116
4	Sanofi-Aventis S.A.	279
10	Sanofi-Aventis S.A. ADR	329
53	Schering-Plough Corp.	897
10	Shionogi & Co., Ltd.	258
15	Teva Pharmaceutical Industries Ltd. ADR	657
9	UCB S.A.	307
3	Vertex Pharmaceuticals, Inc. (D)	100
3	Watson Pharmaceuticals, Inc. (D)	83
15	Wyeth	579

		9,116

	Real Estate — 1.8%
1	AMB Property Corp.	28
—	Boston Properties, Inc.	14
46	Brasil Brokers Participacoes (D)	33
4	British Land Co. plc	32
2	Brookfield Asset Management, Inc.	35
1	Brookfield Properties Corp.	6
75	China Overseas Land & Investment Ltd.	106
3	China Overseas Land & Investment Ltd. Rights (H)	1
17	China Resources Land Ltd.	21
1	Derwent London plc	7
1	Douglas Emmett, Inc.	17
1	Forest City Enterprises, Inc. Class A	5
1	General Growth Properties, Inc.	2
1	Hammerson plc	10
21	Host Hotels & Resorts, Inc.	160
2	Kerry Properties Ltd.	4
4	Kimco Realty Corp.	68
24	Mitsubishi Estate Co., Ltd.	396
4	Mitsui Fudosan Co., Ltd.	67
—	Ntt Urban Development Corp.	10
1	Regency Centers Corp.	23
—	Simon Property Group, Inc.	20
19	Sino-Ocean Land Holdings Ltd.	8
—	Spazio Investment N.V.	—
3	Sun Hung Kai Properties Ltd.	22
2	Unibail	317
1	Vornado Realty Trust	36

		1,448

	Retailing — 3.2%
2	Abercrombie & Fitch Co. Class A	39
1	Advance Automotive Parts, Inc.	42
4	American Eagle Outfitters, Inc.	40
2	AutoZone, Inc. (D)	273
10	Best Buy Co., Inc.	292
2	China Resources Enterprise	3
4	Collective Brands, Inc. (D)	50
1	Dufry Group	40
4	Foot Locker, Inc.	31
33	Gap, Inc.	447
74	Golden Eagle Retail Group Ltd.	52
2	Hennes & Mauritz Ab	73
7	Home Depot, Inc.	166
4	Hot Topic, Inc. (D)	36
11	Kingfisher plc	23
4	Kohl’s Corp. (D)	141
5	Macy’s, Inc.	47

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Retailing — (continued)
18	Marks & Spencer Group plc	$58
1	Next plc	22
1	Pinault-Printemps-Redoute S.A.	63
2	Ross Stores, Inc.	72
20	Staples, Inc.	350
1	Target Corp.	43
3	TJX Cos., Inc.	54
11	Ulta Salon, Cosmetics & Fragrances, Inc. (D)	93

		2,550

	Semiconductors & Semiconductor Equipment — 2.0%
9	Altera Corp.	143
3	Analog Devices, Inc.	57
3	Atheros Communications, Inc. (D)	37
11	Intel Corp.	157
4	Lam Research Corp. (D)	89
3	Linear Technology Corp.	55
11	Marvell Technology Group Ltd. (D)	74
16	Maxim Integrated Products, Inc.	182
18	ON Semiconductor Corp. (D)	60
—	Samsung Electronics Co., Ltd.	89
12	Skyworks Solutions, Inc. (D)	67
43	Taiwan Semiconductor Manufacturing Co., Ltd.	58
22	Texas Instruments, Inc.	334
10	Xilinx, Inc.	172

		1,574

	Software & Services — 5.7%
12	Accenture Ltd. Class A	403
9	Automatic Data Processing, Inc.	357
2	BMC Software, Inc. (D)	48
4	DST Systems, Inc. (D)	162
20	Electronic Arts, Inc. (D)	326
3	Equinix, Inc. (D)	168
2	Google, Inc. (D)	551
2	Intuit, Inc. (D)	43
2	McAfee, Inc. (D)	63
64	Microsoft Corp.	1,243
43	Moneysupermarket.com	33
—	Nintendo Co., Ltd.	23
12	Oracle Corp. (D)	220
5	Red Hat, Inc. (D)	71
3	VeriSign, Inc. (D)	67
5	Visa, Inc.	249
35	Western Union Co.	504

		4,531

	Technology Hardware & Equipment — 2.9%
4	Canon, Inc.	130
14	Cisco Systems, Inc. (D)	228
20	Corning, Inc.	194
11	Dell, Inc. (D)	114
19	Hewlett-Packard Co.	699
77	Hon Hai Precision Industry Co., Ltd.	152
18	Hon Hai Precision Industry Co., Ltd. GDR (K)	69
6	NetApp, Inc. (D)	78
15	Qualcomm, Inc.	552
2	Research In Motion Ltd. (D)	73
2	Yaskawa Electric Corp.	9

		2,298

	Telecommunication Services — 4.1%
4	AFK Sistema GDR	24
1	America Movil S.A.B. de C.V. ADR	36
2	American Tower Corp. Class A (D)	61
1	AT&T, Inc.	41
5	Brasil Telecom S.A. ADR	94
2	Cellcom Israel Ltd.	33
1	China Mobile Ltd.	14
11	Deutsche Telekom AG	161
6	France Telecom S.A.	177
5	Millicom International Cellular S.A.	216
17	Mobile Telesystems OJSC ADR	444
26	MTN Group Ltd.	301
7	NII Holdings, Inc. Class B (D)	119
3	P.T. Telekomunikasi Indonesia ADR	75
5	Partner Communications Co., Ltd. ADR	89
12	Qwest Communications International, Inc.	42
4	Tele Norte Leste Participacoes S.A. ADR	49
2	Telecom de Argentina ADR (D)	18
88	Telecom Italia S.p.A.	101
1	Telefonica S.A.	25
7	Telefonica S.A. ADR	452
1	Telus Corp.	28
37	Turkcell Iletisim Hizmetleri AS ADR	536
6	TW Telecom, Inc. (D)	50
14	Vimpel-Communications ADR	102

		3,288

	Transportation — 3.6%
9	C.H. Robinson Worldwide, Inc.	485
44	Covenant Transport (D)	88
9	Delta Air Lines, Inc. (D)	102
11	easyJet plc (D)	47
11	FedEx Corp.	733
8	Forward Air Corp.	198
10	Hub Group, Inc. (D)	260
1	Iino Kaiun Kaisha Ltd.	6
4	J.B. Hunt Transport Services, Inc.	99
1	Japan Airport Terminal	15
20	JetBlue Airways Corp. (D)	143
4	Kuehne & Nagel International AG	274
71	PLUS Expressways Berhad	62
2	Ryanair Holdings plc ADR (D)	64
15	Saia, Inc. (D)	163
14	US Airways Group, Inc. (D)	107

		2,846

	Utilities — 4.8%
2	CenterPoint Energy, Inc.	21
7	Companhia Energetica de Minas Gerais ADR	97
1	DPL, Inc.	31
23	E.On AG	903
1	Electricite de France	46
307	Energy Development Corp.	13
3	Equitable Resources, Inc.	94

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Utilities — (continued)
14	Exelon Corp.		$765
5	FirstEnergy Corp.		250
5	Fortum Corp.		109
1	FPL Group, Inc.		28
7	Gaz de France		348
8	International Power plc		29
5	N.V. Energy, Inc.		45
35	National Grid plc		352
4	Northeast Utilities		107
1	PPL Corp.		42
—	Progress Energy, Inc.		18
2	Questar Corp.		72
2	Southern Co.		67
35	Tokyo Gas Co., Ltd.		178
3	UniSource Energy Corp.		80
1	Wisconsin Energy Corp.		35
4	Xcel Energy, Inc.		78
40	YTL Power International Berhad		22

			3,830

	Total common stock (cost $108,305)		$77,862

WARRANTS — 0.1%
	Banks — 0.0%
6	Washington Mutual, Inc. Private Placement (A)(H)		$—

	Energy — 0.0%
2	Deutsche — CW17 Oil & Natural Gas Corp. (H)		24
—	Reliance Industries (D)(H)		1

			25

	Telecommunication Services — 0.1%
6	Citigroup Global Certificate — Bharti Televentures (H)		91

	Total warrants (cost $115)		$116

EXCHANGE TRADED FUNDS — 0.2%
	Other Investment Pools and Funds — 0.2%
3	iShares MSCI EAFE Index Fund		$135

	Total exchange traded funds (cost $128)		$135

PREFERRED STOCK — 0.1%
	Banks — 0.0%
2	Banco Itau Holding		$28

	Telecommunication Services — 0.1%
4	Telemar Norte Leste S.A.		86

	Total preferred stock (cost $223)		$114

Principal
Amount

CORPORATE BONDS: INVESTMENT GRADE — 0.0%
	Finance — 0.0%
	Boston Properties
$1	2.88%, 02/15/2037 (X)		$1
	ERP Operating L.P.
5	5.75%, 06/15/2017		3
	Kimco Realty Corp.
13	5.70%, 05/01/2017		8
	Simon Property Group L.P.
4	5.10%, 06/15/2015		3
3	5.88%, 03/01/2017		2
5	6.13%, 05/30/2018		3

	Total corporate bonds: investment grade (cost $21)		$20

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.0%
	Finance — 0.0%
	Forest City Enterprises, Inc.
$6	3.63%, 10/15/2011 (X)		$3

	Total corporate bonds: non-investment grade (cost $3)		$3

	Total long-term investments (cost $108,795)		$78,250

SHORT-TERM INVESTMENTS — 1.9%
	Repurchase Agreements — 1.9%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1, collateralized by U.S. Treasury Note 4.50%, 2009, value of $1)
$1	0.03% dated 12/31/2008		$1
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $488, collateralized by FNMA 5.00%, 2035 — 2038, value of $498)
488	0.08% dated 12/31/2008		488
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $22, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $22)
22	0.07% dated 12/31/2008		22
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $472, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $482)
472	0.10% dated 12/31/2008		472
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $435, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $443)
435	0.05% dated 12/31/2008		435
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $59, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $60)
59	0.07% dated 12/31/2008		59

	Total short-term investments (cost $1,477)		$1,477

	Total investments (cost $110,272) (C)	100.1%	$79,727
	Other assets and liabilities	(0.1)%	(92)

	Total net assets	100.0%	$79,635

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 47.63% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $113,376 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,309
Unrealized Depreciation	(34,958)

Net Unrealized Depreciation	$(33,649)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $17, which represents 0.02% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $379, which represents 0.48% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2008, the market value of these securities amounted to $69 or 0.09% of net assets.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
12/2008	3	China Overseas Land & Investment Ltd. Rights	$—
09/2005 -	6	Citigroup Global Certificate — Bharti
09/2008		Televentures - 144A	72
12/2008	32	DBS Group Holdings Ltd. Rights	—
07/2008 -	2	Deutsche — CW17 Oil & Natural Gas
08/2008		Corp. - 144A	42
02/2008 -	152	OZ Minerals Ltd.	269
09/2008
01/2008 -	15	Peace Mark Holdings Ltd.	16
07/2008
06/2008	—	Reliance Industries Warrants - 144A	2
08/2008 -	4,010	Rolls-Royce Group — C Share
09/2008		Entitlement	10
04/2008	46	Washington Mutual, Inc. Private Placement	400
07/2008	6	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at December 31, 2008 was $202 which represents 0.25% of total net assets.
Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
90 Day Euro	3	Long	Mar 2009	$5

*	The number of contracts does not omit 000’s.

Cash of $15 was pledged as initial margin deposit for open futures contracts at December 31, 2008.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$6	$6	03/06/09	$—
British Pound (Buy)	4	4	01/07/09	—
British Pound (Sell)	10	12	01/07/09	2
British Pound (Sell)	26	27	03/06/09	1
Euro (Buy)	65	66	01/02/09	(1)
Euro (Buy)	200	202	01/05/09	(2)
Euro (Sell)	9	9	01/05/09	—
Euro (Buy)	22	20	01/07/09	2
Euro (Sell)	38	38	01/07/09	—
Hong Kong Dollar (Buy)	62	62	01/05/09	—
Japanese Yen (Buy)	58	51	01/07/09	7
Japanese Yen (Sell)	27	26	01/07/09	(1)
Swedish Krona (Sell)	14	14	01/05/09	—

				$8

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2008

Percentage of
Country	Net Assets
Australia	0.4%

Austria	0.4

Belgium	0.8

Brazil	2.7

Canada	3.8

China	0.4

Denmark	0.4

Finland	0.1

France	5.2

Germany	3.6

Hong Kong	0.7

India	0.9

Indonesia	0.1

Ireland	0.4

Israel	0.9

Italy	0.3

Japan	7.5

Luxembourg	0.7

Malaysia	0.1

Netherlands	1.7

Norway	0.6

Russia	1.3

Singapore	0.6

South Africa	0.5

South Korea	0.1

Spain	0.9

Sweden	1.3

Switzerland	3.9

Taiwan	0.4

Thailand	0.3

Turkey	0.7

United Kingdom	5.9

United States	50.6

Short-Term Investments	1.9

Other Assets and Liabilities	(0.1)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.2%
	Banks — 4.8%
382	Banco Itau Holding Financeira S.A. ADR	$4,428
161	National Bank of Greece	3,013
117	Societe Generale Class A	5,983
353	Standard Chartered plc	4,586
260	Wells Fargo & Co.	7,673

		25,683

	Capital Goods — 10.2%
100	Alstom RGPT	5,989
100	Danaher Corp.	5,678
70	Deere & Co.	2,686
99	General Dynamics Corp.	5,690
83	Illinois Tool Works, Inc.	2,913
109	Lockheed Martin Corp.	9,198
80	Siemens AG	6,085
211	Sunpower Corp. (D)	7,822
135	Vestas Wind Systems A/S (D)	7,962

		54,023

	Consumer Services — 1.6%
696	Las Vegas Sands Corp. (D)	4,125
332	Royal Caribbean Cruises Ltd.	4,570

		8,695

	Diversified Financials — 4.6%
97	Goldman Sachs Group, Inc.	8,211
259	JP Morgan Chase & Co.	8,179
210	Julius Baer Holding Ltd.	8,137

		24,527

	Energy — 8.7%
140	Canadian Natural Resources Ltd.	5,617
155	Hess Corp.	8,304
154	Schlumberger Ltd.	6,502
779	Seadrill Ltd.	6,391
102	Total S.A.	5,620
179	Ultra Petroleum Corp. (D)	6,170
213	XTO Energy, Inc.	7,499

		46,103

	Food, Beverage & Tobacco — 6.2%
252	British American Tobacco plc	6,681
133	Carlsberg A/S Class B	4,375
152	Groupe Danone	9,221
319	Nestle S.A.	12,610

		32,887

	Health Care Equipment & Services — 2.8%
154	Fresenius Medical Care AG & Co.	7,194
239	St. Jude Medical, Inc. (D)	7,881

		15,075

	Household & Personal Products — 2.7%
106	Clorox Co.	5,867
215	Reckitt Benckiser Group plc	8,195

		14,062

	Insurance — 2.1%
44	Muenchener Rueckversicherungs-Gesellschaft AG	6,758
900	Ping An Insurance (Group) Co.	4,420

		11,178

	Materials — 6.5%
675	BHP Billiton plc	13,279
136	Monsanto Co.	9,543
88	Potash Corp. of Saskatchewan, Inc.	6,458
85	Praxair, Inc.	5,052

		34,332

	Media — 1.5%
476	Comcast Corp. Class A	8,038
	Pharmaceuticals, Biotechnology & Life Sciences — 17.2%
145	Abbott Laboratories	7,749
243	Allergan, Inc.	9,794
153	Amgen, Inc. (D)	8,819
95	Celgene Corp. (D)	5,257
456	CSL Ltd.	10,964
289	Daiichi Sankyo Co., Ltd.	6,822
150	Gilead Sciences, Inc. (D)	7,671
81	Roche Holding AG	12,528
271	Teva Pharmaceutical Industries Ltd. ADR	11,537
279	Wyeth	10,465

		91,606

	Retailing — 0.7%
20	Best Buy Co., Inc.	551
35	Industria de Diseno Textil S.A.	1,557
46	Kohl’s Corp. (D)	1,661

		3,769

	Semiconductors & Semiconductor Equipment — 0.7%
212	Altera Corp.	3,543
	Software & Services — 10.0%
512	Electronic Arts, Inc. (D)	8,209
32	Google, Inc. (D)	9,906
31	Nintendo Co., Ltd.	11,876
735	Oracle Corp. (D)	13,039
142	Visa, Inc.	7,453
185	Western Union Co.	2,653

		53,136

	Technology Hardware & Equipment — 6.1%
84	Apple, Inc. (D)	7,186
472	Cisco Systems, Inc. (D)	7,695
200	Hewlett-Packard Co.	7,240
297	NetApp, Inc. (D)	4,146
156	Research In Motion Ltd. (D)	6,335

		32,602

	Telecommunication Services — 9.9%
375	American Tower Corp. Class A (D)	10,993
1,035	MetroPCS Communications, Inc. (D)	15,374
140	Millicom International Cellular S.A.	6,291
344	Softbank Corp.	6,248
484	Telefonica S.A.	10,980
346	Vimpel-Communications ADR	2,479

		52,365

	Transportation — 0.9%
77	FedEx Corp.	4,933

	Total common stock (cost $679,457)	$516,557

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 2.2%
	Repurchase Agreements — 2.2%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9, collateralized by U.S. Treasury Note 4.50%, 2009, value of $9)
$9	0.03% dated 12/31/2008		$9
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,856, collateralized by FNMA 5.00%, 2035 — 2038, value of $3,934)
3,856	0.08% dated 12/31/2008		3,856
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $170, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $173)
170	0.07% dated 12/31/2008		170
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,729, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $3,804)
3,729	0.10% dated 12/31/2008		3,729
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,433, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $3,501)
3,433	0.05% dated 12/31/2008		3,433
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $466, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $476)
466	0.07% dated 12/31/2008		466

	Total short-term investments (cost $11,663)		$11,663

	Total investments (cost $691,120) (C)	99.4%	$528,220
	Other assets and liabilities	0.6%	3,189

	Total net assets	100.0%	$531,409

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 43.40% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $697,628 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,205
Unrealized Depreciation	(182,613)

Net Unrealized Depreciation	$(169,408)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$811	$813	01/05/09	$(2)
Euro (Buy)	133	135	01/02/09	(2)
Euro (Buy)	218	220	01/05/09	(2)
Japanese Yen (Sell)	1,334	1,341	01/07/09	7

				$1

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2008

Percentage of
Country	Net Assets
Australia	2.1%

Brazil	0.8

Canada	3.5

China	0.8

Denmark	2.3

France	5.0

Germany	3.7

Greece	0.6

Israel	2.2

Japan	4.7

Luxembourg	1.2

Norway	1.2

Russia	0.5

Spain	2.3

Switzerland	6.3

United Kingdom	6.2

United States	53.8

Short-Term Investments	2.2

Other Assets and Liabilities	0.6

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Health HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)
COMMON STOCK — 98.2%
	Biotechnology — 23.1%
134	3SBio, Inc. ADR (D)		$1,048
255	Amgen, Inc. (D)		14,732
224	Amylin Pharmaceuticals, Inc. (D)		2,435
403	Celera Corp. (D)		4,481
85	Celgene Corp. (D)		4,710
55	Cephalon, Inc. (D)		4,229
73	Cougar Biotechnology, Inc. (D)		1,890
397	Cytokinetics, Inc. (D)		1,131
78	Genentech, Inc. (D)		6,500
457	Human Genome Sciences, Inc. (D)		969
626	Incyte Corp. (D)		2,374
342	Progenics Pharmaceuticals, Inc. (D)		3,521
134	Regeneron Pharmaceuticals, Inc. (D)		2,468
189	Seattle Genetics, Inc. (D)		1,691
113	Vertex Pharmaceuticals, Inc. (D)		3,445

			55,624

	Drug Retail — 2.0%
192	Walgreen Co.		4,727
	Health Care Distributors — 4.2%
94	Cardinal Health, Inc.		3,233
178	McKesson Corp.		6,894

			10,127

	Health Care Equipment — 19.7%
152	Baxter International, Inc.		8,119
83	Beckman Coulter, Inc.		3,634
127	China Medical Technologies, Inc. ADR		2,563
218	Covidien Ltd.		7,907
69	DiaSorin S.p.A.		1,406
333	Medtronic, Inc.		10,463
133	St. Jude Medical, Inc. (D)		4,367
155	Symmetry Medical, Inc. (D)		1,231
28	Synthes, Inc.		3,570
292	Volcano Corp. (D)		4,377

			47,637

	Health Care Facilities — 0.4%
495	Health Management Associates, Inc. Class A (D)		886
	Health Care Technology — 0.5%
92	Eclipsys Corp. (D)		1,303
	Life Sciences Tools & Services — 0.3%
126	Exelixis, Inc. (D)		633
	Managed Health Care — 10.4%
296	Coventry Health Care, Inc. (D)		4,403
121	Health Net, Inc. (D)		1,318
171	Humana, Inc. (D)		6,375
491	UnitedHealth Group, Inc.		13,068

			25,164

	Pharmaceuticals — 37.6%
83	Abbott Laboratories		4,408
156	Astellas Pharma, Inc.		6,368
87	AstraZeneca plc ADR		3,553
295	Daiichi Sankyo Co., Ltd.		6,966
193	Eisai Co., Ltd.		8,060
363	Elan Corp. plc ADR (D)		2,179
73	Eli Lilly & Co.		2,924
186	Forest Laboratories, Inc. (D)		4,730
74	H. Lundbeck A/S		1,554
50	Ipsen		1,961
110	Laboratorios Almiral S.A.		868
200	Medicines Co. (D)		2,945
204	Sanofi-Aventis S.A. ADR		6,561
604	Schering-Plough Corp.		10,288
429	Shionogi & Co., Ltd.		11,070
192	Teva Pharmaceutical Industries Ltd. ADR		8,156
174	UCB S.A.		5,714
62	Wyeth		2,333

			90,638

	Total common stock (cost $293,264)		$236,739

Principal
Amount

SHORT-TERM INVESTMENTS — 1.7%
	Repurchase Agreements — 1.7%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3, collateralized by U.S. Treasury Note 4.50%, 2009, value of $3)
$3	0.03% dated 12/31/2008		$3
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,402, collateralized by FNMA 5.00%, 2035 — 2038, value of $1,430)
1,402	0.08% dated 12/31/2008		1,402
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $62, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $63)
62	0.07% dated 12/31/2008		62
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,356, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $1,383)
1,356	0.10% dated 12/31/2008		1,356
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,248, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $1,273)
1,248	0.05% dated 12/31/2008		1,248
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $169, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $173)
169	0.07% dated 12/31/2008		169

	Total short-term investments (cost $4,240)		$4,240

	Total investments (cost $297,504) (C)	99.9%	$240,979
	Other assets and liabilities	0.1%	188

	Total net assets	100.0%	$241,167

The accompanying notes are an integral part of these financial statements.

Hartford Global Health HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.63% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $299,868 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,670
Unrealized Depreciation	(69,559)

Net Unrealized Depreciation	$(58,889)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2008

Percentage of
Country	Net Assets
Belgium	2.4%

China	0.4

Denmark	0.6

France	3.5

Ireland	0.9

Israel	3.4

Italy	0.6

Japan	13.4

Spain	0.4

Switzerland	1.5

United Kingdom	1.5

United States	69.6

Short-Term Investments	1.7

Other Assets and Liabilities	0.1

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.3%
	Banks — 1.5%
146	Wells Fargo & Co.	$4,296

	Capital Goods — 16.1%
190	ABB Ltd. ADR	2,857
66	Caterpillar, Inc.	2,938
69	Cummins, Inc.	1,854
132	Deere & Co.	5,059
41	Eaton Corp.	2,018
6	Fluor Corp.	276
25	Foster Wheeler Ltd. (D)	590
61	General Dynamics Corp.	3,504
127	Honeywell International, Inc.	4,156
53	Illinois Tool Works, Inc.	1,874
90	Lockheed Martin Corp.	7,540
71	Precision Castparts Corp.	4,225
136	Raytheon Co.	6,942
28	Siemens AG ADR	2,158

		45,991

	Consumer Durables & Apparel — 1.0%
56	NIKE, Inc. Class B	2,835

	Consumer Services — 1.8%
67	Apollo Group, Inc. Class A (D)	5,096

	Diversified Financials — 2.7%
66	Goldman Sachs Group, Inc.	5,581
112	Moody’s Corp.	2,253

		7,834

	Energy — 8.1%
59	Cameco Corp.	1,025
32	EOG Resources, Inc.	2,162
210	Halliburton Co.	3,817
48	Hess Corp.	2,590
73	Occidental Petroleum Corp.	4,408
61	Petroleo Brasileiro S.A. ADR	1,499
92	Schlumberger Ltd.	3,910
37	Transocean, Inc. (D)	1,751
55	Ultra Petroleum Corp. (D)	1,893

		23,055

	Food & Staples Retailing — 1.0%
198	Supervalu, Inc.	2,886

	Food, Beverage & Tobacco — 3.2%
168	Nestle S.A.	6,634
44	PepsiCo, Inc.	2,383

		9,017

	Health Care Equipment & Services — 7.4%
147	Covidien Ltd.	5,345
111	McKesson Corp.	4,285
111	Medtronic, Inc.	3,476
108	St. Jude Medical, Inc. (D)	3,554
171	UnitedHealth Group, Inc.	4,559

		21,219

	Insurance — 4.1%
84	AON Corp.	3,827
183	Marsh & McLennan Cos., Inc.	4,433
101	MetLife, Inc.	3,530

		11,790

	Materials — 1.3%
52	Monsanto Co.	3,655

	Media — 1.8%
133	Focus Media Holding Ltd. ADR (D)	1,210
201	Viacom, Inc. Class B (D)	3,822

		5,032

	Pharmaceuticals, Biotechnology & Life Sciences — 7.6%
149	Abbott Laboratories	7,976
15	Genentech, Inc. (D)	1,219
51	Genzyme Corp. (D)	3,395
22	Merck & Co., Inc.	682
120	Teva Pharmaceutical Industries Ltd. ADR	5,092
86	Wyeth	3,235

		21,599

	Retailing — 5.3%
57	Kohl’s Corp. (D)	2,053
254	Staples, Inc.	4,555
116	Target Corp.	4,011
224	TJX Cos., Inc.	4,616

		15,235

	Semiconductors & Semiconductor Equipment — 1.4%
236	Altera Corp.	3,941

	Software & Services — 21.6%
132	Accenture Ltd. Class A	4,314
76	Automatic Data Processing, Inc.	3,006
142	BMC Software, Inc. (D)	3,817
178	Electronic Arts, Inc. (D)	2,859
20	Google, Inc. (D)	6,138
113	McAfee, Inc. (D)	3,899
523	Microsoft Corp.	10,168
12	Nintendo Co., Ltd.	4,460
612	Oracle Corp. (D)	10,843
111	VeriSign, Inc. (D)	2,108
75	Visa, Inc.	3,928
435	Western Union Co.	6,242

		61,782

	Technology Hardware & Equipment — 10.9%
30	Apple, Inc. (D)	2,572
375	Cisco Systems, Inc. (D)	6,108
187	Hewlett-Packard Co.	6,776
49	International Business Machines Corp.	4,150
201	NetApp, Inc. (D)	2,805
165	Qualcomm, Inc.	5,922
68	Research In Motion Ltd. (D)	2,743

		31,076

	Telecommunication Services — 1.2%
237	MetroPCS Communications, Inc. (D)	3,516

	Transportation — 0.3%
21	Norfolk Southern Corp.	986

	Total common stock (cost $375,797)	$280,841

The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.2%
	Repurchase Agreements — 1.2%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3, collateralized by U.S. Treasury Note 4.50%, 2009, value of $3)
$3	0.03% dated 12/31/2008		$3
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,159, collateralized by FNMA 5.00%, 2035 — 2038, value of $1,182)
1,159	0.08% dated 12/31/2008		1,159
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $51, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $52)
51	0.07% dated 12/31/2008		51
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,121, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $1,143)
1,121	0.10% dated 12/31/2008		1,121
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,032, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $1,052)
1,031	0.05% dated 12/31/2008		1,031
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $140, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $143)
140	0.07% dated 12/31/2008		140

	Total short-term investments (cost $3,505)		$3,505

	Total investments (cost $379,302) (C)	99.5%	$284,346
	Other assets and liabilities	0.5%	1,367

	Total net assets	100.0%	$285,713

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.69% of total net assets at December 31, 2008. Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $386,051 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,847
Unrealized Depreciation	(105,552)

Net Unrealized Depreciation	$(101,705)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.7%
	Banks — 1.8%
105	PNC Financial Services Group, Inc.	$5,150
373	Wells Fargo & Co.	11,008

		16,158

	Capital Goods — 15.2%
510	Aecom Technology Corp. (D)	15,675
150	Flowserve Corp.	7,704
868	General Electric Co.	14,063
295	Honeywell International, Inc.	9,692
240	Illinois Tool Works, Inc.	8,419
254	Lockheed Martin Corp.	21,331
277	PACCAR, Inc.	7,931
375	Pall Corp.	10,673
133	Precision Castparts Corp.	7,881
216	Raytheon Co.	11,030
49,720	Rolls-Royce Group — C Share Entitlement (A)(H)	—
869	Rolls-Royce Group plc	4,315
163	Sunpower Corp. (D)	6,020
151	Vestas Wind Systems A/S (D)	8,940

		133,674

	Commercial & Professional Services — 3.5%
530	Covanta Holding Corp. (D)	11,632
360	Republic Services, Inc.	8,920
426	Tetra Tech, Inc. (D)	10,288

		30,840

	Consumer Durables & Apparel — 1.9%
624	Jarden Corp. (D)	7,175
235	Snap-On, Inc.	9,262

		16,437

	Consumer Services — 0.6%
954	Las Vegas Sands Corp. (D)	5,657

	Diversified Financials — 4.7%
284	Bank of America Corp.	4,000
133	Deutsche Boerse AG	9,657
125	Goldman Sachs Group, Inc.	10,557
176	JP Morgan Chase & Co.	5,552
248	Polaris Acquisition Corp. (D)	2,260
233	State Street Corp.	9,164

		41,190

	Energy — 5.8%
176	Consol Energy, Inc.	5,042
114	EOG Resources, Inc.	7,557
224	Forest Oil Corp. (D)	3,695
141	Occidental Petroleum Corp.	8,477
176	Smith International, Inc.	4,031
147	Transocean, Inc. (D)	6,955
168	Ultra Petroleum Corp. (D)	5,798
256	XTO Energy, Inc.	9,011

		50,566

	Food, Beverage & Tobacco — 1.0%
222	Nestle S.A.	8,780

	Health Care Equipment & Services — 6.9%
293	Covidien Ltd.	10,600
431	McKesson Corp.	16,685
253	Medtronic, Inc.	7,962
286	St. Jude Medical, Inc. (D)	9,440
210	UnitedHealth Group, Inc.	5,580
298	Varian Medical Systems, Inc. (D)	10,442

		60,709

	Household & Personal Products — 2.1%
179	Clorox Co.	9,934
227	Reckitt Benckiser Group plc	8,650

		18,584

	Insurance — 5.9%
235	ACE Ltd.	12,457
172	AON Corp.	7,852
643	Marsh & McLennan Cos., Inc.	15,611
41	Muenchener Rueckversicherungs-Gesellschaft AG	6,324
212	Travelers Cos., Inc.	9,560

		51,804

	Materials — 3.7%
167	Cliff’s Natural Resources, Inc.	4,272
516	Companhia Vale do Rio Doce ADR	6,252
333	FMC Corp.	14,875
99	Monsanto Co.	6,929

		32,328

	Media — 1.5%
345	DreamWorks Animation SKG, Inc. (D)	8,725
518	Focus Media Holding Ltd. ADR (D)	4,707

		13,432

	Pharmaceuticals, Biotechnology & Life Sciences — 14.1%
279	Abbott Laboratories	14,901
325	Alkermes, Inc. (D)	3,458
201	Amgen, Inc. (D)	11,619
397	Amylin Pharmaceuticals, Inc. (D)	4,304
292	Auxilium Pharmaceuticals, Inc. (D)	8,310
249	Cephalon, Inc. (D)	19,168
223	Charles River Laboratories International, Inc. (D)	5,851
311	Elan Corp. plc ADR (D)	1,865
353	Pharmaceutical Product Development, Inc.	10,242
1,120	Schering-Plough Corp.	19,075
479	Shionogi & Co., Ltd.	12,368
284	Teva Pharmaceutical Industries Ltd. ADR	12,069

		123,230

	Real Estate — 0.7%
331	Kimco Realty Corp.	6,056

	Retailing — 5.1%
396	Best Buy Co., Inc.	11,120
886	Gap, Inc.	11,866
249	Kohl’s Corp. (D)	9,010
723	Staples, Inc.	12,953

		44,949

	Software & Services — 12.9%
327	Accenture Ltd. Class A	10,726
20	Baidu.com ADR (D)	2,624
548	BMC Software, Inc. (D)	14,755
418	Electronic Arts, Inc. (D)	6,710
14	Google, Inc. (D)	4,338
475	McAfee, Inc. (D)	16,403

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
631	Microsoft Corp.		$12,259
37	Nintendo Co., Ltd.		14,129
851	Red Hat, Inc. (D)		11,249
182	Visa, Inc.		9,551
744	Western Union Co.		10,674

			113,418

	Technology Hardware & Equipment — 4.7%
425	Corning, Inc.		4,049
375	Dell, Inc. (D)		3,840
514	FLIR Systems, Inc. (D)		15,757
289	Hewlett-Packard Co.		10,488
475	NetApp, Inc. (D)		6,639

			40,773

	Telecommunication Services — 2.0%
1,153	MetroPCS Communications, Inc. (D)		17,126

	Transportation — 1.6%
814	Delta Air Lines, Inc. (D)		9,330
154	Ryanair Holdings plc ADR (D)		4,485

			13,815

	Total common stock (cost $1,065,804)		$839,526

EXCHANGE TRADED FUNDS — 1.2%
	Other Investment Pools and Funds — 1.2%
117	S & P 500 Depositary Receipt		$10,567

	Total exchange traded funds (cost $10,224)		$10,567

	Total long-term investments (cost $1,076,028)		$850,093

Principal
Amount

SHORT-TERM INVESTMENTS — 3.7%
	Repurchase Agreements — 3.3%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $22, collateralized by U.S. Treasury Note 4.50%, 2009, value of $23)
$22	0.03% dated 12/31/2008		$22
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,649, collateralized by FNMA 5.00%, 2035 — 2038, value of $9,842)
9,649	0.08% dated 12/31/2008		9,649
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $424, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $433)
424	0.07% dated 12/31/2008		424
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,331, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $9,517)
9,330	0.10% dated 12/31/2008		9,330
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $8,589, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $8,760)
8,589	0.05% dated 12/31/2008		8,589
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,166, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $1,190)
1,166	0.07% dated 12/31/2008		1,166

			29,180

	U.S. Treasury Bills — 0.4%
2,998	0.96%, 01/22/2009 (M)		3,000

	Total short-term investments (cost $32,178)		$32,180

	Total investments (cost $1,108,205) (C)	100.6%	$882,273
	Other assets and liabilities	(0.6)%	(5,492)

	Total net assets	100.0%	$876,781

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.99% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange. The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $1,127,210 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,937
Unrealized Depreciation	(265,874)

Net Unrealized Depreciation	$(244,937)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2008	49,720	Rolls-Royce Group — C Share Entitlement	$150

The aggregate value of these securities at December 31, 2008 rounds to zero.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 0.5%
	Finance — 0.5%
	CBA Commercial Small Balance Commercial Mortgage
$20,384	2.27%, 01/25/2039 (H)(c)	$2,039
	Soundview NIM Trust
2,490	8.25%, 12/25/2036 (D)(H)	2

	Total asset & commercial mortgage backed securities (cost $4,314)	$2,041

CORPORATE BONDS: INVESTMENT GRADE — 6.0%
	Consumer Cyclical — 0.8%
	Altria Group, Inc.
$1,464	9.70%, 11/10/2018	$1,582
	Phillips Van-Heusen Corp.
2,355	7.75%, 11/15/2023 #	1,713

		3,295

	Finance — 2.8%
	American Real Estate Partners L.P.
3,270	7.13%, 02/15/2013	2,256
	Bank of America Corp.
2,500	8.00%, 01/30/2018 (L)(cc)	1,798
	Citigroup, Inc.
2,200	8.40%, 04/30/2018 (L)(cc)	1,453
	Goldman Sachs Capital Trust II
6,750	5.79%, 06/01/2012 (L)#(cc)	2,595
	Host Marriott L.P.
2,700	6.75%, 06/01/2016	1,971
	JP Morgan Chase & Co.
2,000	7.90%, 04/30/2018 (cc)	1,664

		11,737

	Services — 1.9%
	Allied Waste North America, Inc.
2,230	6.88%, 06/01/2017	2,074
3,210	7.88%, 04/15/2013	3,049
	Wynn Las Vegas LLC
3,850	6.63%, 12/01/2014	2,907

		8,030

	Technology — 0.3%
	Verizon Wireless
1,062	8.50%, 11/15/2018 (I)	1,244

	Transportation — 0.2%
	Continental Airlines, Inc.
1,219	6.80%, 08/02/2018	719

	Total corporate bonds: investment grade (cost $31,166)	$25,025

CORPORATE BONDS: NON-INVESTMENT GRADE — 77.8%
	Basic Materials — 5.5%
	Cenveo, Inc.
$2,270	10.50%, 08/15/2016 (I)	$1,317
	Domtar Corp.
1,115	5.38%, 12/01/2013	691
	Georgia-Pacific Corp.
6,400	7.00%, 01/15/2015 (I)	5,440
	Graham Packaging Co., Inc.
3,600	8.50%, 10/15/2012	2,565
	Huntsman International LLC
1,575	7.88%, 11/15/2014 #	843
	International Coal Group, Inc.
1,750	10.25%, 07/15/2014	1,312
	MacDermid, Inc.
2,485	9.50%, 04/15/2017 (I)	1,292
	New Page Corp.
2,975	10.00%, 05/01/2012	1,309
	Nova Chemicals Corp.
3,450	6.50%, 01/15/2012	1,432
	Peabody Energy Corp.
2,000	6.88%, 03/15/2013	1,895
	Potlatch Corp.
1,350	13.00%, 12/01/2009 (H)(L)	1,429
	Texas Industries, Inc.
2,200	7.25%, 07/15/2013 (I)	1,699
	Valmont Industries, Inc.
2,100	6.88%, 05/01/2014	1,785

		23,009

	Capital Goods — 2.7%
	Bombardier, Inc.
5,170	6.30%, 05/01/2014 (I)#	4,252
	Hawker Beechcraft Acquisition Co.
975	9.75%, 04/01/2017	263
	L-3 Communications Corp.
4,220	6.13%, 07/15/2013 — 01/15/2014	3,843
	Transdigm, Inc.
3,700	7.75%, 07/15/2014	3,034

		11,392

	Consumer Cyclical — 11.4%
	Alliance One International, Inc.
2,310	8.50%, 05/15/2012 (H)	1,698
	Amerigas Partners L.P.
890	7.13%, 05/20/2016	712
1,555	7.25%, 05/20/2015 #	1,267
	Aramark Corp.
4,065	5.00%, 06/01/2012	3,171
	Buffalo Thunder
3,825	9.38%, 12/15/2014 (H)	765
	D.R. Horton, Inc.
4,235	4.88%, 01/15/2010	3,843
	Dollarama Group L.P.
3,575	8.88%, 08/15/2012	2,681
	ESCO Corp.
3,450	8.63%, 12/15/2013 (I)	2,415
	Ferrellgas Partners L.P.
2,000	6.75%, 05/01/2014 (I)	1,380
	General Motors Corp.
6,365	8.38%, 07/15/2033	1,114
	Ingles Markets, Inc.
3,105	8.88%, 12/01/2011	2,701
	K Hovnanian Enterprises
3,695	11.50%, 05/01/2013	2,808
	KB Home & Broad Home Corp.
3,455	6.38%, 08/15/2011	2,660
	Neiman Marcus Group, Inc.
2,570	9.00%, 10/15/2015	1,131
	Pulte Homes, Inc.
4,190	7.88%, 08/01/2011	3,624
	SGS International, Inc.
3,240	12.00%, 12/15/2013	1,624

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)

	Consumer Cyclical — (continued)
	Stater Brothers Holdings, Inc.
$2,435	8.13%, 06/15/2012	$2,204
	Supervalu, Inc.
7,880	7.50%, 11/15/2014	6,462
	Tenneco, Inc.
5,220	8.13%, 11/15/2015	2,401
	TRW Automotive, Inc.
4,205	7.25%, 03/15/2017 (I)	2,145
	United Components, Inc.
1,950	9.38%, 06/15/2013 (H)	819

		47,625

	Consumer Staples — 2.0%
	Appleton Papers, Inc.
3,267	8.13%, 06/15/2011	2,254
	Constellation Brands, Inc.
2,685	8.38%, 12/15/2014	2,551
	Dean Foods Co.
1,800	7.00%, 06/01/2016	1,530
	Dole Food Co., Inc.
2,345	8.63%, 05/01/2009	2,122

		8,457

	Energy — 6.3%
	Chesapeake Energy Corp.
3,700	7.00%, 08/15/2014	3,071
3,670	7.63%, 07/15/2013	3,156
	Cie Gen Geophysique
1,460	7.75%, 05/15/2017	847
	Encore Acquisition Co.
3,645	7.25%, 12/01/2017	2,351
	Ferrell Gas Partners L.P.
1,120	8.75%, 06/15/2012	784
	Inergy L.P.
3,840	8.25%, 03/01/2016	2,995
	Petrohawk Energy Corp.
3,505	9.13%, 07/15/2013	2,839
	Plains Exploration & Production Co.
2,310	7.63%, 06/01/2018	1,583
	Quicksilver Resources, Inc.
3,000	8.25%, 08/01/2015	1,905
	Sonat, Inc.
5,850	7.63%, 07/15/2011	5,334
	Tesoro Corp.
2,690	6.63%, 11/01/2015	1,560

		26,425

	Finance — 4.8%
	Ford Motor Credit Co.
6,900	5.70%, 01/15/2010	5,864
7,125	9.20%, 04/15/2009 (L)	6,876
	LPL Holdings, Inc.
7,625	10.75%, 12/15/2015 (H)	5,337
	Yankee Acquisition Corp.
3,775	8.50%, 02/15/2015	1,760

		19,837

	Health Care — 8.3%
	Advanced Medical Optics, Inc.
4,760	7.50%, 05/01/2017	2,428
	Biomet, Inc.
3,620	10.38%, 10/15/2017	2,860
	HCA, Inc.
2,500	7.88%, 02/01/2011	2,200
7,155	9.25%, 11/15/2016	6,565
	IASIS Healthcare Capital Corp.
3,550	8.75%, 06/15/2014 #	2,751
	Invacare Corp.
3,725	9.75%, 02/15/2015	3,297
	Multiplan Corp.
3,450	10.38%, 04/15/2016 (I)	2,794
	Psychiatric Solutions, Inc.
3,120	7.75%, 07/15/2015	2,293
	Reable Therapeutics Finance LLC
2,490	11.75%, 11/15/2014	1,643
	Rite Aid Corp.
5,475	9.50%, 06/15/2017	1,903
	Skilled Healthcare Group, Inc.
2,750	11.00%, 01/15/2014	2,585
	Warner Chilcott Corp.
3,650	8.75%, 02/01/2015	3,248

		34,567

	Services — 8.7%
	Affinion Group, Inc.
4,340	11.50%, 10/15/2015	2,609
	AMC Entertainment, Inc.
2,600	11.00%, 02/01/2016	1,817
	Dex Media West LLC, Inc.
962	9.88%, 08/15/2013 #	228
	DirecTV Holdings LLC
1,555	7.63%, 05/15/2016	1,508
2,840	8.38%, 03/15/2013	2,826
	Echostar DBS Corp.
4,690	7.75%, 05/31/2015	3,986
	FireKeepers Development Authority
3,125	13.88%, 05/01/2015 (I)	1,938
	Harland Clarke Holdings
3,550	9.50%, 05/15/2015	1,349
	Harrah’s Operating Co., Inc.
662	10.00%, 12/15/2018 (I)	242
4,088	10.75%, 02/01/2016 (I)	1,165
	Iron Mountain, Inc.
3,170	8.00%, 06/15/2020	2,544
	MGM Mirage, Inc.
2,440	6.88%, 04/01/2016	1,543
2,400	8.50%, 09/15/2010	2,016
	Pinnacle Entertainment, Inc.
2,850	8.75%, 10/01/2013	2,252
	Sheridan Group, Inc.
3,600	10.25%, 08/15/2011 (H)	2,525
	SunGard Data Systems, Inc.
3,470	10.25%, 08/15/2015	2,290
	TL Acquisitions, Inc.
3,760	10.50%, 01/15/2015 (I)	1,542
	Videotron Ltee
2,625	6.88%, 01/15/2014	2,323
	Virgin Media, Inc.
4,100	6.50%, 11/15/2016 (I)(X)	1,773

		36,476

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
		Technology — 18.4%
		Advanced Micro Devices, Inc.
	$3,000	5.75%, 08/15/2012 (X)	$1,031
		Canwest MediaWorks L.P.
	4,560	9.25%, 08/01/2015 (I)	1,733
		Charter Communications Operating LLC
	2,500	8.00%, 04/30/2012 (I)	2,050
	5,600	10.88%, 09/15/2014 (I)	4,480
		Citizens Communications Co.
	3,650	7.88%, 01/15/2027	2,117
		Cricket Communications, Inc.
	2,780	9.38%, 11/01/2014	2,502
		CSC Holdings, Inc.
	3,800	7.63%, 07/15/2018	2,964
	6,750	7.63%, 04/01/2011 #	6,362
		Freescale Semiconductor, Inc.
	5,750	9.13%, 12/15/2014	1,322
		General Cable Corp.
	2,725	6.26%, 04/01/2015 (L)	1,274
		Intelsat Jackson Holdings, Ltd.
	5,575	11.50%, 06/15/2016 (I)	4,850
		Intelsat Ltd.
	5,526	7.63%, 04/15/2012	3,702
		Intelsat Subsidiary Holding Co.
	6,425	8.50%, 01/15/2013 (I)	5,943
		Level 3 Financing, Inc.
	5,500	9.25%, 11/01/2014	3,190
		Mediacom LLC
	7,050	7.88%, 02/15/2011	5,508
		MetroPCS Wireless, Inc.
	4,285	9.25%, 11/01/2014	3,835
		Qwest Communications International, Inc.
	8,170	7.50%, 02/15/2014	5,842
		Sanmina-Sci Corp.
	4,550	4.75%, 06/15/2010 — 06/15/2014 (I)(L)	3,065
		Sprint Capital Corp.
	5,400	8.38%, 03/15/2012	4,320
		Sprint Nextel Corp.
	7,550	6.00%, 12/01/2016	5,323
		Wind Acquisition
EUR	1,600	9.75%, 12/01/2015 (I)	1,822
		Windstream Corp.
	4,400	8.63%, 08/01/2016	3,894

			77,129

		Transportation — 1.5%
		Bristow Group, Inc.
	2,520	7.50%, 09/15/2017	1,689
		Continental Airlines, Inc.
	3,003	7.03%, 06/15/2011	1,742
	2,469	7.37%, 12/15/2015	1,432
		PHI, Inc.
	2,140	7.13%, 04/15/2013	1,305

			6,168

		Utilities — 8.2%
		AES Corp.
	2,460	8.00%, 10/15/2017	$2,017
		Copano Energy LLC
	3,700	8.13%, 03/01/2016	2,682
		Edison Mission Energy
	5,015	7.50%, 06/15/2013	4,589
		Energy Future Holdings
	2,000	10.88%, 11/01/2017 (I)	1,420
		Markwest Energy Partners L.P.
	$2,300	8.50%, 07/15/2016	1,466
		Mirant North America LLC
	3,100	7.38%, 12/31/2013	2,976
		NRG Energy, Inc.
	8,000	7.25%, 02/01/2014	7,480
		Reliant Energy, Inc.
	1,880	6.75%, 12/15/2014	1,692
	2,200	7.88%, 06/15/2017	1,782
	1,141	9.24%, 07/02/2017	1,038
		Texas Competitive Electric Co.
	10,150	10.50%, 11/01/2015 (I)	7,207

			34,349

		Total corporate bonds: non-investment grade (cost $418,594)	$325,434

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 5.0%
		Consumer Cyclical — 1.2%
		Ford Motor Co.
	$3,000	5.00%, 12/16/2013 (N)(Q)	$1,202
		Hanesbrands, Inc.
	3,300	7.27%, 03/05/2014 (N)	2,360
		Lear Corp.
	2,953	3.73%, 04/25/2012 (N)	1,339

			4,901

		Energy — 0.7%
		Lyondell Chemical Co.
	3,658	7.00%, 12/22/2014 (F)(N)	1,646
		Turbo Beta Ltd.
	3,231	14.50%, 03/12/2018 (A)(H)(N)	1,422

			3,068

		Finance — 0.2%
		Amerigroup Corp.
	904	2.50%, 03/26/2012 (N)(Q)	786

		Health Care — 1.0%
		IASIS Healthcare Capital Corp.
	4,407	8.76%, 06/15/2014 (N)	2,402
		Inverness Medical Innovation, Inc.
	1,625	6.14%, 06/26/2015 (N)	992
		Invitrogen Corp.
	630	5.25%, 09/30/2015 (N)	589

			3,983

		Services — 1.0%
		Marquee Holdings, Inc.
	1,527	6.75%, 06/13/2012 (H)(N)	420
		Venetian Macau Ltd.
	1,197	2.72%, 05/25/2012 (N)	593
		Venetian Macau Ltd., Incremental Term Loan B
	852	2.72%, 04/06/2012 (N)	421
		Venetian Macau Ltd., Term Loan
	2,073	2.72%, 05/25/2013 (N)	1,026
		WideOpenWest Finance LLC
	4,280	8.91%, 06/29/2015 (H)(N)	856

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	Yonkers Racing Corp.
$1,213	10.50%, 08/12/2011 (H)(N)		$1,031

			4,347

	Technology — 0.9%
	Infor Lux Bond Co.
5,018	9.46%, 07/28/2014 (H)(N)		75
	Integra Telecom Holdings, Inc.
2,050	9.97%, 04/08/2014 (H)(N)		615
	Mediacom Broadband LLC
730	1.95%, 03/31/2010 (N)		606
	Wind Acquisitions Holdings Finance S.A.
4,499	11.75%, 12/12/2011 (H)(N)		2,497

			3,793

	Total senior floating rate interests: non-investment grade (cost $43,069)		$20,878

Shares

COMMON STOCK — 0.0%
	Telecommunication Services — 0.0%
1	AboveNet, Inc. (D)(H)		$19
—	XO Holdings, Inc. (D)		—

	Total common stock (cost $ — )		$19

WARRANTS — 0.0%
	Telecommunication Services — 0.0%
—	AboveNet, Inc. (D)(H)		$1
—	XO Holdings, Inc. (D)(H)		—

	Total warrants (cost $ — )		$1

PREFERRED STOCK — 0.0%
	Banks — 0.0%
148	Federal National Mortgage Association		$123

	Total preferred stock (cost $1,902)		$123

	Total long-term investments (cost $499,045)		$373,521

SHORT-TERM INVESTMENTS — 9.2%
	Investment Pools and Funds — 4.8%
10,306	JP Morgan U.S. Government Money Market Fund		10,306
—	State Street Bank U.S. Government Money Market Fund		—
10,000	Wells Fargo Advantage Government Money Market Fund		10,000

			20,306

Principal
Amount

	Repurchase Agreements — 4.2%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,650, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $9,745)
$9,650	0.01% dated 12/31/2008		$9,650
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $6,397, collateralized by U.S. Treasury Note 3.13%, 2013, value of $6,506)
6,397	0.03% dated 12/31/2008		$6,397
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,488, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $1,489)
1,488	0.02% dated 12/31/2008		1,488

			17,535

	U.S. Treasury Bills — 0.2%
775	0.81%, 01/15/2009 (M)		775

	Total short-term investments (cost $38,616)		$38,616

	Total investments (cost $537,661) (C)	98.5%	$412,137
	Other assets and liabilities	1.5%	6,307

	Total net assets	100.0%	$418,444

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.12% of total net assets at December 31, 2008.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $541,405 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,572
Unrealized Depreciation	(131,840)

Net Unrealized Depreciation	$(129,268)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $1,422, which represents 0.34% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(cc)	Perpetual maturity security. Maturity date shown is the first call date.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(F)	The company is in bankruptcy. The investment held by the Fund is not in default.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $63,208, which represents 15.10% of total net assets.

The accompanying notes are an integral part of these financial statements.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of December 31, 2008.

(c)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2008 was $1,903.

(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated. EUR — Euro

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
09/2007 – 03/2008	—	AboveNet, Inc. Warrants	$—
09/2007 – 03/2008	1	AboveNet, Inc.	—
03/2007	$2,310	Alliance One International, Inc., 8.50%, 05/15/2012	2,310
12/2006 – 06/2007	3,825	Buffalo Thunder, 9.38%, 12/15/2014 - 144A	3,864
11/2006 – 10/2007	20,384	CBA Commercial Small Balance Commercial Mortgage, 2.27%, 01/25/2039 - 144A	1,844
03/2007 12/2008	5,018	Infor Lux Bond Co., 9.46%, 07/28/2014	4,213
08/2007	2,050	Integra Telecom Holdings, Inc., 9.97%, 04/08/2014	1,984
08/2006 – 08/2008	7,625	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	7,723
06/2007 – 12/2008	1,527	Marquee Holdings, Inc., 6.75%, 06/13/2012	1,504
05/2001 – 11/2001	1,350	Potlatch Corp., 13.00%, 12/01/2009	1,341

06/2005 – 02/2006	$3,600	Sheridan Group, Inc., 10.25%, 08/15/2011	$3,693
02/2007	2,490	Soundview NIM Trust, 8.25%, 12/25/2036 -144A	2,470
06/2008 – 11/2008	3,231	Turbo Beta Ltd., 14.50%, 03/12/2018	3,231
09/2008	1,950	United Components, Inc., 9.38%, 06/15/2013	1,757
06/2007 – 12/2008	4,280	WideOpenWest Finance LLC, 8.91%, 06/29/2015	4,149
12/2006 – 10/2008	4,499	Wind Acquisitions Holdings Finance S.A., 11.75%, 12/12/2011	4,499
05/2006	—	XO Holdings, Inc.	—
08/2008	1,213	Yonkers Racing Corp., 10.50%, 08/12/2011	1,210

The aggregate value of these securities at December 31, 2008 was $21,550 which represents 5.15% of total net assets.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	407	Long	Mar 2009	$1,300

*	The number of contracts does not omit 000’s.

Cash of $260 was pledged as initial margin deposit for open futures contracts at December 31,2008.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Euro (Sell)	$2,131	$1,909	01/29/09	$(222)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 97.2%
	Automobiles & Components — 0.3%
253	Ford Motor Co. (D)	$579
65	General Motors Corp.	206
26	Goodyear Tire & Rubber Co. (D)	153
25	Harley-Davidson, Inc.	419
63	Johnson Controls, Inc.	1,141

		2,498

	Banks — 3.3%
58	BB&T Corp.	1,605
16	Comerica, Inc.	316
61	Fifth Third Bancorp	505
22	First Horizon National Corp.	230
55	Hudson City Bancorp, Inc.	880
39	Huntington Bancshares, Inc.	296
52	Keycorp	446
8	M&T Bank Corp.	468
27	Marshall & Ilsley Corp.	375
215	National City Corp.	390
37	People’s United Financial, Inc.	656
37	PNC Financial Services Group, Inc.	1,803
73	Regions Financial Corp.	583
58	Sovereign Bancorp, Inc.	172
37	SunTrust Banks, Inc.	1,105
186	US Bancorp	4,642
229	Wachovia Corp.	1,267
401	Wells Fargo & Co.	11,820
12	Zion Bancorp	299

		27,858

	Capital Goods — 7.9%
73	3M Co.	4,221
78	Boeing Co.	3,307
64	Caterpillar, Inc.	2,850
18	Cooper Industries Ltd.	535
21	Cummins, Inc.	568
27	Danaher Corp.	1,530
45	Deere & Co.	1,731
20	Dover Corp.	649
17	Eaton Corp.	865
81	Emerson Electric Co.	2,970
14	Fastenal Co.	477
6	Flowserve Corp.	309
19	Fluor Corp.	863
41	General Dynamics Corp.	2,376
1,111	General Electric Co.	18,002
13	Goodrich Corp.	481
77	Honeywell International, Inc.	2,522
42	Illinois Tool Works, Inc.	1,460
34	Ingersoll-Rand Co. Class A	585
19	ITT Corp.	885
13	Jacobs Engineering Group, Inc. (D)	627
13	L-3 Communications Holdings, Inc.	935
35	Lockheed Martin Corp.	2,963
14	Manitowoc Co., Inc.	120
38	Masco Corp.	424
35	Northrop Grumman Corp.	1,556
38	PACCAR, Inc.	1,096
12	Pall Corp.	355
17	Parker-Hannifin Corp.	726
15	Precision Castparts Corp.	878
44	Raytheon Co.	2,235
15	Rockwell Automation, Inc.	481
17	Rockwell Collins, Inc.	654
26	Textron, Inc.	354
50	Tyco International Ltd.	1,080
101	United Technologies Corp.	5,393
7	W.W. Grainger, Inc.	537

		67,600

	Commercial & Professional Services — 0.7%
11	Avery Dennison Corp.	367
14	Cintas Corp.	322
6	Dun & Bradstreet Corp.	440
13	Equifax, Inc. (D)	354
13	Monster Worldwide, Inc. (D)	158
22	Pitney Bowes, Inc.	557
22	R.R. Donnelley & Sons Co.	295
34	Republic Services, Inc.	843
16	Robert Half International, Inc.	342
9	Stericycle, Inc. (D)	474
52	Waste Management, Inc.	1,719

		5,871

	Consumer Durables & Apparel — 0.9%
6	Black & Decker Corp.	266
13	Centex Corp.	140
35	Coach, Inc. (D)	718
29	D.R. Horton, Inc.	206
28	Eastman Kodak Co.	187
16	Fortune Brands, Inc.	657
6	Harman International Industries, Inc.	104
13	Hasbro, Inc.	383
9	Jones Apparel Group, Inc.	52
8	KB Home	108
16	Leggett & Platt, Inc.	251
15	Lennar Corp.	129
38	Mattel, Inc.	606
29	Newell Rubbermaid, Inc.	287
42	NIKE, Inc. Class B	2,117
6	Polo Ralph Lauren Corp.	272
23	Pulte Homes, Inc.	247
6	Snap-On, Inc.	238
8	Stanley Works	286
9	V.F. Corp.	512
8	Whirlpool Corp.	322

		8,088

	Consumer Services — 1.7%
11	Apollo Group, Inc. Class A (D)	865
46	Carnival Corp.	1,124
15	Darden Restaurants, Inc.	415
36	H & R Block, Inc.	814
31	International Game Technology	371
31	Marriott International, Inc. Class A	604
118	McDonald’s Corp.	7,331
78	Starbucks Corp. (D)	736
19	Starwood Hotels & Resorts	346
19	Wyndham Worldwide Corp.	123
7	Wynn Resorts Ltd. (D)	275
49	Yum! Brands, Inc.	1,542

		14,546

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Diversified Financials — 6.1%
22	American Capital, Ltd.	$72
123	American Express Co.	2,277
23	Ameriprise Financial, Inc.	534
531	Bank of America Corp.	7,474
121	Bank of New York Mellon Corp.	3,440
41	Capital One Financial Corp.	1,320
99	Charles Schwab Corp.	1,600
38	CIT Group, Inc.	173
576	Citigroup, Inc.	3,868
7	CME Group, Inc.	1,472
51	Discover Financial Services, Inc.	483
60	E*Trade Financial Corp. (D)	68
9	Federated Investors, Inc.	159
16	Franklin Resources, Inc.	1,021
47	Goldman Sachs Group, Inc.	3,949
8	IntercontinentalExchange, Inc. (D)	628
41	Invesco Ltd.	588
17	Janus Capital Group, Inc.	134
395	JP Morgan Chase & Co.	12,451
15	Legg Mason, Inc.	328
19	Leucadia National Corp.	371
169	Merrill Lynch & Co., Inc.	1,972
21	Moody’s Corp.	414
112	Morgan Stanley	1,803
14	Nasdaq Stock Market, Inc. (D)	356
24	Northern Trust Corp.	1,231
28	NYSE Euronext	766
49	SLM Corp. (D)	439
46	State Street Corp.	1,796
27	T. Rowe Price Group, Inc.	969

		52,156

	Energy — 12.9%
49	Anadarko Petroleum Corp.	1,872
35	Apache Corp.	2,642
33	Baker Hughes, Inc.	1,045
31	BJ Services Co.	360
11	Cabot Oil & Gas Corp.	284
23	Cameron International Corp. (D)	476
57	Chesapeake Energy Corp.	926
215	Chevron Corp.	15,900
158	ConocoPhillips Holding Co.	8,168
19	Consol Energy, Inc.	548
47	Devon Energy Corp.	3,074
74	El Paso Corp.	580
15	ENSCO International, Inc.	425
26	EOG Resources, Inc.	1,758
538	Exxon Mobil Corp.	42,960
95	Halliburton Co.	1,718
30	Hess Corp.	1,608
75	Marathon Oil Corp.	2,042
9	Massey Energy Co.	124
20	Murphy Oil Corp.	893
30	Nabors Industries Ltd. (D)	360
44	National Oilwell Varco, Inc. (D)	1,079
28	Noble Corp.	617
18	Noble Energy, Inc.	900
86	Occidental Petroleum Corp.	5,142
28	Peabody Energy Corp.	642
13	Pioneer Natural Resources Co.	202
16	Range Resources Corp.	564
12	Rowan Companies, Inc.	190
127	Schlumberger Ltd.	5,358
23	Smith International, Inc.	531
36	Southwestern Energy Co. (D)	1,052
65	Spectra Energy Corp.	1,017
12	Sunoco, Inc.	538
15	Tesoro Corp.	192
55	Valero Energy Corp.	1,182
72	Weatherford International Ltd. (D)	779
61	Williams Cos., Inc.	887
61	XTO Energy, Inc.	2,151

		110,786

	Food & Staples Retailing — 3.2%
46	Costco Wholesale Corp.	2,400
152	CVS/Caremark Corp.	4,366
69	Kroger Co.	1,823
45	Safeway, Inc.	1,078
22	Supervalu, Inc.	327
63	Sysco Corp.	1,455
105	Walgreen Co.	2,583
237	Wal-Mart Stores, Inc.	13,259
15	Whole Foods Market, Inc.	140

		27,431

	Food, Beverage & Tobacco — 6.0%
218	Altria Group, Inc.	3,283
68	Archer Daniels Midland Co.	1,957
10	Brown-Forman Corp.	533
22	Campbell Soup Co.	653
210	Coca-Cola Co.	9,528
34	Coca-Cola Enterprises, Inc.	403
47	ConAgra Foods, Inc.	781
21	Constellation Brands, Inc. Class A (D)	325
16	Dean Foods Co. (D)	293
27	Dr Pepper Snapple Group (D)	435
35	General Mills, Inc.	2,145
33	H.J. Heinz Co.	1,251
18	Hershey Co.	609
13	J. M. Smucker Co.	542
27	Kellogg Co.	1,169
155	Kraft Foods, Inc.	4,174
18	Lorillard, Inc.	1,001
14	McCormick & Co., Inc.	438
16	Molson Coors Brewing Co.	769
14	Pepsi Bottling Group, Inc.	321
164	PepsiCo, Inc.	9,002
214	Philip Morris International, Inc.	9,311
18	Reynolds American, Inc.	721
75	Sara Lee Corp.	731
32	Tyson Foods, Inc. Class A	281
16	UST, Inc.	1,086

		51,742

	Health Care Equipment & Services — 4.2%
49	Aetna, Inc.	1,391
17	Amerisource Bergen Corp.	590
10	Bard (C.R.), Inc.	884
66	Baxter International, Inc.	3,519
26	Becton, Dickinson & Co.	1,761

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care Equipment & Services — (continued)
159	Boston Scientific Corp. (D)	$1,229
38	Cardinal Health, Inc.	1,310
29	CIGNA Corp.	491
16	Coventry Health Care, Inc. (D)	235
53	Covidien Ltd.	1,931
11	DaVita, Inc. (D)	545
16	Dentsply International, Inc.	446
26	Express Scripts, Inc. (D)	1,441
17	Hospira, Inc. (D)	453
18	Humana, Inc. (D)	666
19	IMS Health, Inc.	292
4	Intuitive Surgical, Inc. (D)	521
11	Laboratory Corp. of America Holdings (D)	736
29	McKesson Corp.	1,129
53	Medco Health Solutions, Inc. (D)	2,210
118	Medtronic, Inc.	3,717
10	Patterson Cos., Inc. (D)	180
17	Quest Diagnostics, Inc.	872
36	St. Jude Medical, Inc. (D)	1,199
26	Stryker Corp.	1,025
44	Tenet Healthcare Corp. (D)	51
128	UnitedHealth Group, Inc.	3,399
13	Varian Medical Systems, Inc. (D)	461
54	Wellpoint, Inc. (D)	2,268
24	Zimmer Holdings, Inc. (D)	959

		35,911

	Household & Personal Products — 3.2%
45	Avon Products, Inc.	1,085
15	Clorox Co.	815
53	Colgate-Palmolive Co.	3,661
12	Estee Lauder Co., Inc.	379
44	Kimberly-Clark Corp.	2,307
316	Procter & Gamble Co.	19,530

		27,777

	Insurance — 2.6%
51	Aflac, Inc.	2,333
58	Allstate Corp.	1,910
292	American International Group, Inc.	459
29	AON Corp.	1,302
13	Assurant, Inc.	383
39	Chubb Corp.	1,974
18	Cincinnati Financial Corp.	514
47	Genworth Financial, Inc.	133
28	Lincoln National Corp.	526
39	Loews Corp.	1,113
54	Marsh & McLennan Cos., Inc.	1,320
21	MBIA, Inc.	84
87	MetLife, Inc.	3,020
28	Principal Financial Group, Inc.	639
73	Progressive Corp.	1,088
46	Prudential Financial, Inc.	1,401
9	Torchmark Corp.	414
64	Travelers Cos., Inc.	2,873
36	Unum Group	673
36	XL Capital Ltd. Class A	133

		22,292

	Materials — 2.9%
22	Air Products and Chemicals, Inc.	1,113
12	AK Steel Holding Corp.	112
85	Alcoa, Inc.	954
10	Allegheny Technologies, Inc.	259
10	Ball Corp.	417
11	Bemis Co., Inc.	251
6	CF Industries Holdings, Inc.	295
98	Dow Chemical Co.	1,475
95	E.I. DuPont de Nemours & Co.	2,415
8	Eastman Chemical Co.	243
18	Ecolab, Inc.	623
40	Freeport-McMoRan Copper & Gold, Inc.	977
8	International Flavors & Fragrances, Inc.	247
45	International Paper Co.	534
18	MeadWestvaco Corp.	202
58	Monsanto Co.	4,077
48	Newmont Mining Corp.	1,956
33	Nucor Corp.	1,533
18	Owens-Illinois, Inc. (D)	481
14	Pactiv Corp. (D)	347
17	PPG Industries, Inc.	738
33	Praxair, Inc.	1,938
13	Rohm & Haas Co.	817
17	Sealed Air Corp.	249
13	Sigma-Aldrich Corp.	558
9	Titanium Metals Corp.	80
12	United States Steel Corp.	458
12	Vulcan Materials Co.	812
22	Weyerhaeuser Co.	684

		24,845

	Media — 2.5%
72	CBS Corp. Class B	589
305	Comcast Corp. Class A	5,142
58	DirecTV Group, Inc. (D)	1,323
24	Gannett Co., Inc.	193
50	Interpublic Group of Cos., Inc. (D)	200
33	McGraw-Hill Cos., Inc.	772
4	Meredith Corp.	65
12	New York Times Co. Class A	90
243	News Corp. Class A	2,211
33	Omnicom Group, Inc.	884
10	Scripps Networks Interactive Class A	210
380	Time Warner, Inc.	3,818
65	Viacom, Inc. Class B (D)	1,238
196	Walt Disney Co.	4,443
1	Washington Post Co. Class B	254

		21,432

	Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
164	Abbott Laboratories	8,761
33	Allergan, Inc.	1,313
112	Amgen, Inc. (D)	6,474
31	Biogen Idec, Inc. (D)	1,470
209	Bristol-Myers Squibb Co.	4,869
48	Celgene Corp. (D)	2,678
7	Cephalon, Inc. (D)	555
106	Eli Lilly & Co.	4,263
32	Forest Laboratories, Inc. (D)	813

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
29	Genzyme Corp. (D)	$1,899
97	Gilead Sciences, Inc. (D)	4,977
294	Johnson & Johnson	17,564
26	King Pharmaceuticals, Inc. (D)	277
18	Life Technologies Corp. (D)	425
224	Merck & Co., Inc.	6,801
6	Millipore Corp. (D)	301
32	Mylan, Inc. (D)	319
12	PerkinElmer, Inc.	174
713	Pfizer, Inc.	12,633
172	Schering-Plough Corp.	2,929
44	Thermo Fisher Scientific, Inc. (D)	1,514
10	Waters Corp. (D)	382
11	Watson Pharmaceuticals, Inc. (D)	294
141	Wyeth	5,286

		86,971

	Real Estate — 1.0%
11	Apartment Investment & Management Co.	124
8	Avalonbay Communities, Inc.	493
13	Boston Properties, Inc.	705
24	CB Richard Ellis Group, Inc. Class A (D)	102
13	Developers Diversified Realty Corp.	63
29	Equity Residential Properties Trust	857
27	HCP, Inc.	741
55	Host Hotels & Resorts, Inc.	418
24	Kimco Realty Corp.	443
18	Plum Creek Timber Co., Inc.	615
28	ProLogis	390
13	Public Storage	1,052
24	Simon Property Group, Inc.	1,269
14	Vornado Realty Trust	875

		8,147

	Retailing — 2.7%
9	Abercrombie & Fitch Co. Class A	211
34	Amazon.com, Inc. (D)	1,747
12	AutoNation, Inc. (D)	114
4	AutoZone, Inc. (D)	566
28	Bed Bath & Beyond, Inc. (D)	699
36	Best Buy Co., Inc.	1,004
9	Big Lots, Inc. (D)	125
22	Expedia, Inc. (D)	183
15	Family Dollar Stores, Inc.	384
17	GameStop Corp. Class A (D)	376
49	Gap, Inc.	661
17	Genuine Parts Co.	639
179	Home Depot, Inc.	4,130
24	J. C. Penney Co., Inc.	463
32	Kohl’s Corp. (D)	1,166
29	Limited Brands, Inc.	287
155	Lowe’s Co., Inc.	3,337
44	Macy’s, Inc.	461
17	Nordstrom, Inc.	224
29	Office Depot, Inc. (D)	88
13	RadioShack Corp.	158
6	Sears Holdings Corp. (D)	228
10	Sherwin-Williams Co.	619
75	Staples, Inc.	1,352
80	Target Corp.	2,750
13	Tiffany & Co.	307
44	TJX Cos., Inc.	907

		23,186

	Semiconductors & Semiconductor Equipment — 2.1%
64	Advanced Micro Devices, Inc. (D)	139
31	Altera Corp.	526
31	Analog Devices, Inc.	586
142	Applied Materials, Inc.	1,438
47	Broadcom Corp. Class A (D)	797
588	Intel Corp.	8,627
18	KLA-Tencor Corp.	389
23	Linear Technology Corp.	519
68	LSI Corp. (D)	225
24	MEMC Electronic Materials, Inc. (D)	339
19	Microchip Technology, Inc.	376
81	Micron Technology, Inc. (D)	213
21	National Semiconductor Corp.	208
10	Novellus Systems, Inc. (D)	128
57	NVIDIA Corp. (D)	458
18	Teradyne, Inc. (D)	76
137	Texas Instruments, Inc.	2,129
29	Xilinx, Inc.	516

		17,689

	Software & Services — 5.9%
56	Adobe Systems, Inc. (D)	1,197
10	Affiliated Computer Services, Inc. Class A (D)	475
18	Akamai Technologies, Inc. (D)	271
24	Autodesk, Inc. (D)	471
54	Automatic Data Processing, Inc.	2,112
20	BMC Software, Inc. (D)	533
42	CA, Inc.	772
19	Citrix Systems, Inc. (D)	454
31	Cognizant Technology Solutions Corp. (D)	557
16	Computer Sciences Corp. (D)	565
26	Compuware Corp. (D)	176
13	Convergys Corp. (D)	83
113	eBay, Inc. (D)	1,584
34	Electronic Arts, Inc. (D)	545
20	Fidelity National Information Services, Inc.	327
17	Fiserv, Inc. (D)	617
25	Google, Inc. (D)	7,775
34	Intuit, Inc. (D)	804
8	MasterCard, Inc.	1,101
16	McAfee, Inc. (D)	557
809	Microsoft Corp.	15,733
37	Novell, Inc. (D)	142
414	Oracle Corp. (D)	7,348
34	Paychex, Inc.	894
11	Salesforce.com, Inc. (D)	355
88	Symantec Corp. (D)	1,195
21	Total System Services, Inc.	291
21	VeriSign, Inc. (D)	391
76	Western Union Co.	1,086

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
147	Yahoo!, Inc. (D)	$1,791

		50,202

	Technology Hardware & Equipment — 6.9%
37	Agilent Technologies, Inc. (D)	579
19	Amphenol Corp. Class A	446
94	Apple, Inc. (D)	8,028
10	Ciena Corp. (D)	64
619	Cisco Systems, Inc. (D)	10,097
164	Corning, Inc.	1,567
183	Dell, Inc. (D)	1,875
216	EMC Corp. (D)	2,261
15	FLIR Systems, Inc. (D)	451
14	Harris Corp.	540
259	Hewlett-Packard Co.	9,405
142	International Business Machines Corp.	11,963
22	Jabil Circuit, Inc.	150
23	JDS Uniphase Corp. (D)	85
56	Juniper Networks, Inc. (D)	979
8	Lexmark International, Inc. ADR (D)	224
15	Molex, Inc.	216
240	Motorola, Inc.	1,061
35	NetApp, Inc. (D)	488
14	QLogic Corp. (D)	182
175	Qualcomm, Inc.	6,275
24	SanDisk Corp. (D)	231
78	Sun Microsystems, Inc. (D)	298
42	Tellabs, Inc. (D)	173
19	Teradata Corp. (D)	277
48	Tyco Electronics Ltd.	785
92	Xerox Corp.	730

		59,430

	Telecommunication Services — 3.7%
42	American Tower Corp. Class A (D)	1,230
623	AT&T, Inc.	17,768
11	CenturyTel, Inc.	291
15	Embarq Corp.	541
33	Frontier Communications Corp.	287
155	Qwest Communications International, Inc.	564
302	Sprint Nextel Corp.	552
301	Verizon Communications, Inc.	10,188
47	Windstream Corp.	428

		31,849

	Transportation — 2.2%
30	Burlington Northern Santa Fe Corp.	2,245
18	C.H. Robinson Worldwide, Inc.	986
42	CSX Corp.	1,354
22	Expeditors International of Washington, Inc.	745
33	FedEx Corp.	2,110
39	Norfolk Southern Corp.	1,845
6	Ryder System, Inc.	229
78	Southwest Airlines Co.	674
54	Union Pacific Corp.	2,563
105	United Parcel Service, Inc. Class B	5,805

		18,556

	Utilities — 4.1%
71	AES Corp. (D)	587
18	Allegheny Energy, Inc.	607
22	Ameren Corp.	744
43	American Electric Power Co., Inc.	1,423
36	CenterPoint Energy, Inc.	460
24	CMS Energy Corp.	241
29	Consolidated Edison, Inc.	1,127
19	Constellation Energy Group, Inc.	474
62	Dominion Resources, Inc.	2,205
17	DTE Energy Co.	614
134	Duke Energy Corp.	2,010
54	Dynegy Holdings, Inc. (D)	108
34	Edison International	1,107
20	Entergy Corp.	1,664
14	Equitable Resources, Inc.	463
70	Exelon Corp.	3,871
32	FirstEnergy Corp.	1,565
43	FPL Group, Inc.	2,178
8	Integrys Energy Group, Inc.	346
5	Nicor, Inc.	167
29	NiSource, Inc.	319
23	Pepco Holdings, Inc.	407
38	PG&E Corp.	1,479
11	Pinnacle West Capital Corp.	341
40	PPL Corp.	1,217
28	Progress Energy, Inc.	1,108
54	Public Service Enterprise Group, Inc.	1,563
18	Questar Corp.	601
12	SCANA Corp.	441
26	Sempra Energy	1,097
82	Southern Co.	3,033
22	TECO Energy, Inc.	278
12	Wisconsin Energy Corp.	521
48	Xcel Energy, Inc.	882

		35,248

	Total common stock (cost $1,072,365)	$832,111

Principal
Amount

SHORT-TERM INVESTMENTS — 2.1%
	Repurchase Agreements — 1.8%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $8,411, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $8,494)
$8,411	0.01% dated 12/31/2008	$8,411
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $5,576, collateralized by U.S. Treasury Note 3.13%, 2013, value of $5,671)
5,576	0.03% dated 12/31/2008	5,576
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,297, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $1,298)
1,297	0.02% dated 12/31/2008	1,297

		15,284

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)
	U.S. Treasury Bills — 0.3%
$2,898	0.33%, 01/15/2009 (M) (S)		$2,900

	Total short-term investments (cost $18,182)		$18,184

	Total investments (cost $1,090,547) (C)	99.3%	$850,295
	Other assets and liabilities	0.7%	5,800

	Total net assets	100.0%	$856,095

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $1,115,052 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$115,917
Unrealized Depreciation	(380,674)

Net Unrealized Depreciation	$(264,757)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P 500 Index	83	Long	Mar 2009	$180

*	The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford International Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 98.2%
	Australia — 0.9%
144	CSL Ltd.	$3,475
	Belgium — 1.0%
2,383	Hansen Transmissions (D)	4,005
	Brazil — 2.1%
301	Companhia Vale do Rio Doce ADR	3,640
195	Petroleo Brasileiro S.A. ADR	4,783

		8,423

	Canada — 7.4%
215	Barrick Gold Corp.	7,887
115	Canadian Natural Resources Ltd.	4,608
59	Potash Corp. of Saskatchewan, Inc.	4,327
101	Research In Motion Ltd. (D)	4,095
147	Rogers Communications, Inc. Class B	4,411
235	Suncor Energy, Inc.	4,575

		29,903

	China — 2.1%
2,981	China Communications Construction Co., Ltd.	3,725
1,051	China Merchants Bank Co., Ltd.	1,966
86	Ctrip.com International Ltd. ADR	2,052
54	LDK Solar Co., Ltd. (D)	712

		8,455

	Denmark — 1.2%
84	Vestas Wind Systems A/S (D)	4,966
	Finland — 0.4%
75	Fortum Corp.	1,640
	France — 9.6%
339	France Telecom S.A.	9,503
25	Neopost S.A.	2,299
25	Pinault-Printemps-Redoute S.A.	1,661
165	Sanofi-Aventis S.A.	10,622
157	Total S.A.	8,695
40	Veolia Environment S.A.	1,255
133	Vivendi S.A.	4,367

		38,402

	Germany — 6.9%
54	Allianz SE	5,764
244	Deutsche Telekom AG	3,700
87	Fresenius Medical Care AG & Co.	4,070
51	Metro AG	2,044
39	Muenchener Rueckversicherungs-Gesellschaft AG	6,078
56	Salzgitter AG	4,335
23	Siemens AG	1,721

		27,712

	Hong Kong — 0.9%
358	China Mobile Ltd.	3,627
	Israel — 3.1%
293	Teva Pharmaceutical Industries Ltd. ADR	12,490
	Japan — 13.0%
65	Astellas Pharma, Inc.	2,667
1	East Japan Railway Co. (A)(H)	4,010
68	Eisai Co., Ltd.	2,844
178	Komatsu Ltd.	2,262
215	Mitsui Fudosan Co., Ltd.	3,582
1	Mizuho Financial Group, Inc. (A)(H)	3,539
22	Nintendo Co., Ltd.	8,439
353	Nomura Holdings, Inc.	2,938
1	NTT DoCoMo, Inc.	2,498
486	Softbank Corp.	8,818
77	Uni-Charm Corp.	5,803
12	Yahoo Japan Corp.	4,940

		52,340

	Netherlands — 6.0%
182	ASML Holding N.V.	3,305
575	Koninklijke (Royal) KPN N.V.	8,398
280	Koninklijke Ahold N.V.	3,463
339	Royal Dutch Shell plc	9,036

		24,202

	Norway — 0.4%
181	Seadrill Ltd.	1,485
	Spain — 1.2%
61	Industria de Diseno Textil S.A.	2,740
87	Telefonica S.A.	1,971

		4,711

	Sweden — 1.5%
50	Hennes & Mauritz AB	1,997
267	Swedish Match AB	3,896

		5,893

	Switzerland — 10.1%
195	ABB Ltd.	2,967
70	Actelion Ltd. (D)	3,940
2	Barry Callebaut AG	1,098
155	Julius Baer Holding Ltd.	5,999
173	Nestle S.A.	6,818
58	Roche Holding AG	9,003
28	Synthes, Inc.	3,513
506	UBS AG (D)	7,343

		40,681

	United Kingdom — 30.4%
711	3I Group plc	2,827
232	Anglo American plc	5,488
4,185	Arm Holdings plc	5,377
303	AstraZeneca plc	12,571
561	Autonomy Corp. plc (D)	7,926
179	BG Group plc	2,513
385	BHP Billiton plc	7,575
481	BP plc	3,766
226	British American Tobacco plc	5,985
491	Cadbury plc	4,404
944	Capita Group plc	10,282
2,338	easyJet plc (D)	9,753
1,411	J Sainsbury plc	6,835
1,265	Michael Page International plc	4,036
97	Next plc	1,551
112	Reckitt Benckiser Group plc	4,275
228	Shire plc	3,404
529	Standard Chartered plc	6,871
4,809	Vodafone Group plc	9,993

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	United Kingdom — (continued)
1,695	Wm Morrison Supermarkets		$6,973

			122,405

	Total common stock (cost $416,424)		$394,815

Principal
Amount

SHORT-TERM INVESTMENTS — 1.5%
	Repurchase Agreements — 1.5%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $5, collateralized by U.S. Treasury Note 4.50%, 2009, value of $5)
$5	0.03% dated 12/31/2008		$5
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,987, collateralized by FNMA 5.00%, 2035 — 2038, value of $2,026)
1,987	0.08% dated 12/31/2008		1,987
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $87, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $89)
87	0.07% dated 12/31/2008		87
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,921, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $1,960)
1,921	0.10% dated 12/31/2008		1,921
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,768, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $1,804)
1,768	0.05% dated 12/31/2008		1,768
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $240, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $245)
240	0.07% dated 12/31/2008		240

	Total short-term investments (cost $6,008)		$6,008

	Total investments (cost $422,432) (C)	99.7%	$400,823
	Other assets and liabilities	0.3%	1,186

	Total net assets	100.0%	$402,009

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.21% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $486,550 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$22,267
Unrealized Depreciation	(107,994)

Net Unrealized Depreciation	$(85,727)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $7,549, which represents 1.88% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.
(D)	Currently non-income producing.
(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis

11/2008 – 12/2008	1	East Japan Railway Co.	$4,187
12/2008	1	Mizuho Financial Group, Inc.	3,187

The aggregate value of these securities at December 31, 2008 was $7,549 which represents 1.88% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Hong Kong Dollar (Sell)	$304	$304	01/02/09	$—

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of December 31, 2008

Percentage of
Industry	Net Assets
Banks	3.1%

Capital Goods	4.8

Commercial & Professional Services	3.6

Consumer Services	0.5

Diversified Financials	4.7

Energy	9.7

Food & Staples Retailing	4.8

Food, Beverage & Tobacco	5.6

Health Care Equipment & Services	1.9

Household & Personal Products	2.5

Insurance	3.0

Materials	8.4

Media	1.1

Pharmaceuticals, Biotechnology & Life Sciences	15.1

Real Estate	0.9

Retailing	2.0

Semiconductors & Semiconductor Equipment	2.3

Software & Services	5.3

Technology Hardware & Equipment	1.6

Telecommunication Services	13.2

Transportation	3.4

Utilities	0.7

Short-Term Investments	1.5

Other Assets and Liabilities	0.3

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 87.5%
	Brazil — 1.0%
1,061	Companhia Vale do Rio Doce ADR	$12,843
	Canada — 4.1%
682	Brookfield Asset Management, Inc.	10,394
441	Canadian Natural Resources Ltd.	17,660
253	EnCana Corp.	11,834
—	Nortel Networks Corp. (D)	—
306	Toronto-Dominion Bank	10,916

		50,804

	China — 0.4%
1,672	China Life Insurance Co., Ltd.	5,137
	Denmark — 1.0%
233	Novo Nordisk A/S	12,083
	France — 11.0%
1,250	France Telecom S.A.	35,022
351	Groupe Danone	21,337
238	L’Oreal S.A.	20,874
203	Michelin (C.G.D.E.) Class B	10,793
144	Societe Generale Class A	7,329
740	Total S.A.	40,862

		136,217

	Germany — 6.6%
140	Allianz SE	14,959
312	Deutsche Boerse AG	22,682
243	E.On AG	9,431
31	Man AG	1,800
121	Muenchener Rueckversicherungs- Gesellschaft AG	18,670
99	SAP AG	3,574
130	Siemens AG	9,885

		81,001

	Hong Kong — 1.5%
984	Esprit Holdings Ltd.	5,604
11,436	Shangri-La Asia Ltd.	13,228

		18,832

	India — 0.5%
245	Reliance Industries, Ltd.	6,227
	Ireland — 2.0%
518	CRH plc	13,386
1,025	Ryanair Holdings plc (D)	4,370
227	Ryanair Holdings plc ADR (D)	6,605

		24,361

	Israel — 1.8%
525	Teva Pharmaceutical Industries Ltd. ADR	22,362
	Italy — 0.4%
2,016	Unicredit S.p.A.	5,152
	Japan — 14.2%
207	Astellas Pharma, Inc.	8,450
324	Canon, Inc.	10,245
599	Denso Corp.	10,144
2	East Japan Railway Co. (A)(H)	16,784
282	Eisai Co., Ltd.	11,759
4	Japan Tobacco, Inc.	14,252
831	Mitsubishi Estate Co., Ltd.	13,717
16	Nintendo Co., Ltd.	6,071
5	Nippon Telegraph & Telephone Corp. (A)(H)	26,738
46	Nitori Co., Ltd.	3,565
524	Olympus Corp.	10,482
101	Secom Co., Ltd.	5,218
773	Softbank Corp.	14,026
4	Sumitomo Mitsui Financial Group, Inc. (A)(H)	15,024
2,045	Toshiba Corp.	8,408

		174,883

	Luxembourg — 0.6%
306	Arcelor	7,460
	Mexico — 0.5%
688	Cemex S.A. de C.V. ADR (D)	6,289
	Netherlands — 2.9%
1,798	Koninklijke (Royal) KPN N.V.	26,263
364	Unilever N.V. CVA	8,867

		35,130

	Russia — 0.3%
154	Mobile Telesystems OJSC ADR	4,101
	South Korea — 0.6%
19	Samsung Electronics Co., Ltd.	6,940
	Spain — 2.9%
1,198	Banco Bilbao Vizcaya Argentaria S.A.	14,919
562	Enagas	12,472
172	Industria de Diseno Textil S.A.	7,710

		35,101

	Sweden — 0.8%
315	Assa Abloy AB	3,705
395	Atlas Copco Ab	3,516
79	Hennes & Mauritz Ab	3,160

		10,381

	Switzerland — 11.3%
414	Julius Baer Holding Ltd.	16,035
965	Nestle S.A.	38,161
268	Novartis AG	13,406
195	Roche Holding AG	30,113
99	Synthes, Inc.	12,554
2,050	UBS AG (D)	29,769

		140,038

	Taiwan — 1.1%
2,815	Hon Hai Precision Industry Co., Ltd.	5,555
1,003	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,923

		13,478

	United Kingdom — 22.0%
632	AstraZeneca plc	26,252
1,048	BG Group plc	14,728
1,386	BHP Billiton plc	27,275
3,169	BP plc	24,826
240	British American Tobacco plc	6,350
1,072	British Land Co. plc	8,717

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	United Kingdom — (continued)
2,300	HSBC Holding plc		$22,841
837	Imperial Tobacco Group plc		22,693
2,820	National Grid plc		28,284
650	Rio Tinto plc		14,670
1,038	SABMiller plc		17,686
1,102	Standard Chartered plc		14,312
18,388	Vodafone Group plc		38,211
952	Wolseley plc		5,383

			272,228

	Total common stock (cost $1,285,698)		$1,081,048

EXCHANGE TRADED FUNDS — 7.5%
	United States — 7.5%
966	iShares MSCI EAFE Index Fund		$43,362
1,203	iShares MSCI Emerging Markets Index Fund		30,049
333	iShares MSCI Japan		3,197
406	iShares MSCI Pac Ex		10,703
164	iShares S&P Eur 350		5,109

	Total exchange traded funds (cost $94,987)		$92,420

	Total long-term investments (cost $1,380,685)		$1,173,468

Principal
Amount

SHORT-TERM INVESTMENTS — 6.0%
	Repurchase Agreements — 6.0%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $57, collateralized by U.S. Treasury Note 4.50%, 2009, value of $58)
$57	0.03% dated 12/31/2008		$57
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $24,563, collateralized by FNMA 5.00%, 2035 — 2038, value of $25,054)
24,563	0.08% dated 12/31/2008		24,563
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,080, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $1,101)
1,080	0.07% dated 12/31/2008		1,080
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $23,753, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $24,228)
23,753	0.10% dated 12/31/2008		23,753
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $21,864, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $22,301)
21,863	0.05% dated 12/31/2008		21,863
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,969, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $3,029)
2,969	0.07% dated 12/31/2008		2,969

	Total short-term investments (cost $74,285)		$74,285

	Total investments (cost $1,454,970) (C)	101.0%	$1,247,753
	Other assets and liabilities	(1.0)%	(12,298)

	Total net assets	100.0%	$1,235,455

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 87.50% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $1,511,878 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,423
Unrealized Depreciation	(301,548)

Net Unrealized Depreciation	$(264,125)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $58,546, which represents 4.74% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
9/2008 – 12/2008	2	East Japan Railway Co.	$16,581
10/2008 – 11/2008	5	Nippon Telegraph & Telephone Corp.	23,444
8/2008 – 10/2008	4	Sumitomo Mitsui Financial Group, Inc.	22,133

The aggregate value of these securities at December 31, 2008 was $58,546 which represents 4.74% of total net assets.

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$1,683	$1,664	01/05/09	$19
British Pound (Buy)	1,387	1,390	01/06/09	(3)
Euro (Buy)	9,755	9,785	01/02/09	(30)
Hong Kong Dollar (Buy)	1,237	1,237	01/05/09	—

				$(14)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of December 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	1.7%

Banks	7.3

Capital Goods	2.0

Commercial & Professional Services	0.4

Consumer Durables & Apparel	0.8

Consumer Services	1.1

Diversified Financials	5.5

Energy	9.4

Food, Beverage & Tobacco	10.5

Health Care Equipment & Services	1.9

Household & Personal Products	1.7

Insurance	3.1

Materials	6.6

Other Investment Pools and Funds	7.5

Pharmaceuticals, Biotechnology & Life Sciences	10.1

Real Estate	1.8

Retailing	1.6

Semiconductors & Semiconductor Equipment	1.2

Software & Services	0.8

Technology Hardware & Equipment	2.0

Telecommunication Services	11.7

Transportation	2.2

Utilities	4.1

Short-Term Investments	6.0

Other Assets and Liabilities	(1.0)

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — 99.2%
	Australia — 3.9%
64	AJ Lucas Group Ltd.	$216
349	Incitec Pivot Ltd.	625
412	Karoon Gas Australia Ltd. (D)	1,073
251	Ramsay Health Care Ltd.	1,858
73	Sims Metal Management Ltd.	910
748	Whitehaven Coal Ltd.	768
127	Worleyparsons Ltd.	1,290

		6,740

	Belgium — 0.5%
43	Umicore	860
	Brazil — 0.6%
147	Dufry South America Ltd.	1,048
	China — 2.1%
74	Mindray Medical International Ltd.	1,334
1,492	Shandong Weigao Group Medical Polymer Co., Ltd.	2,271

		3,605

	Denmark — 1.8%
20	Carlsberg A/S Class B	663
51	H. Lundbeck A/S	1,064
22	Vestas Wind Systems A/S (D)	1,313

		3,040

	France — 14.5%
22	April Group	575
34	BioMerieux S.A.	2,877
21	Bureau Veritas S.A.	865
13	Cegedim S.A.	669
31	Eurofins Scientific	1,543
16	Guerbet S.A.	2,325
10	Guyenne et Gascogne S.A.	901
53	Ipsen	2,068
72	Korian	1,847
149	Rhodia S.A.	949
62	Scor Se	1,436
30	Seche Environment	1,887
74	Sechilienne S.A.	3,353
21	Vilmorin & Cie	2,163
20	Virbac S.A.	1,629

		25,087

	Germany — 5.6%
140	ElringKlinger AG	1,407
25	Hochtief AG	1,308
23	K + S AG	1,354
137	Kontron AG	1,407
59	Praktiker Bau-Und Heimwerkermaerkte Holding AG	649
59	Rhoen-Klinikum AG	1,462
56	Stada Arzneimittel AG	1,606
5	Vossloh AG	568

		9,761

	Hong Kong — 2.2%
4,200	Huabao International Holdings Ltd.	2,760
847	Shangri-La Asia Ltd.	980

		3,740

	Italy — 3.4%
286	Antichi Pellettieri S.p.A.	1,140
191	DiaSorin S.p.A.	3,911
505	Immobiliare Grande Distribuzione	762

		5,813

	Japan — 30.4%
101	Aeon Delight Co., Ltd.	2,918
111	Air Water, Inc.	989
396	Asics Corp.	3,206
53	Benesse Corp.	2,300
—	EPS Co., Ltd.	1,798
110	Hitachi Metals Ltd.	511
282	Iino Kaiun Kaisha Ltd.	1,825
5	Jupiter Telecommunications Co., Ltd.	4,759
64	Kobayashi Pharmaceutical Co., Ltd.	2,721
44	Miura Co., Ltd.	1,094
39	Moshi Moshi Hotline, Inc.	1,039
207	Nabtesco Corp.	1,390
21	Nidec Corp.	832
91	OBIC Business Consultants Ltd.	3,786
15	OBIC Co., Ltd.	2,389
—	Osaka Securities Exchange Co., Ltd.	1,565
35	Point, Inc.	1,912
2	Rakuten, Inc. (D)	1,183
155	Securities Carbon Ltd.	598
494	Shinko Plantech Co., Ltd.	4,204
183	Shionogi & Co., Ltd.	4,717
17	Square Enix Holdings Co. Ltd	532
8	Sundrug Co., Ltd.	233
56	Sysmex Corp.	2,025
50	Tsumura & Co.	1,843
60	Unicharm Petcare Corp.	2,237

		52,606

	Korea (republic of) — 0.6%
10	NHN Corp. (D)	1,059
	Liechtenstein — 0.8%
10	Verwalt & Privat-Bank AG	1,301
	Netherlands — 1.5%
259	Dockwise Ltd. (D)	149
17	Smit International N.V.	838
195	Spazio Investment N.V.	1,639

		2,626

	Norway — 3.0%
1,139	DNO International ASA (D)	758
75	Kongsberg Gruppen ASA	3,578
35	Yara International ASA	767

		5,103

	Papua New Guinea — 0.3%
263	New Britain Palm Oil Ltd.	606
	Singapore — 1.3%
2,313	Goodpack Ltd.	1,351
730	Hyflux Ltd.	920

		2,271

	South Korea — 1.6%
63	Korea Plant Service & Engineering Co., Ltd. (D)	1,280
4	Megastudy Co., Ltd. (D)	525

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	South Korea — (continued)
17	Mirae Asset Securities Co., Ltd.		$991

			2,796

	Spain — 1.2%
67	Grifols S.A.		1,177
123	Laboratorios Almiral S.A.		974

			2,151

	Sweden — 2.8%
196	Lundin Petroleum Ab (D)		1,064
149	Sweco AB		686
206	Swedish Match Ab		3,009

			4,759

	Switzerland — 6.4%
20	Bachem Holding AG Class B		1,487
127	Dufry Group		3,582
34	Julius Baer Holding Ltd.		1,326
118	Paris RE Holdings Ltd.		1,642
49	Temenos Group AG (D)		653
13	Valiant Holding AG		2,422

			11,112

	United Kingdom — 14.4%
79	Admiral Group plc		1,058
357	Babcock International Group plc		2,497
317	Burberry Group plc		1,042
30	Chemring Group plc		874
413	Clapham House Group plc (D)		561
123	Close Brothers Group plc		962
197	Connaught plc		1,010
309	Domino’s Pizza UK & IRL plc		759
163	FirstGroup plc		1,046
1,060	Hampson Industries plc		1,607
170	Hamworthy KSE		605
210	ICAP plc		899
176	IG Group Holdings plc		669
260	Lancashire Holdings Ltd.		1,621
580	Mears Group plc		2,245
245	Rexam plc		1,273
142	Rightmove plc		371
1,096	Senior plc		618
114	SSL International plc		835
162	Ultra Electronics Holdings plc		2,711
197	VT Group plc		1,619

			24,882

	United States — 0.3%
10	New Oriental Education & Technology Group, Inc. ADR (D)		560

	Total common stock (cost $230,455)		$171,526

	Total investments (cost $230,455) (C)	99.2%	$171,526
	Other assets and liabilities	0.8%	1,334

	Total net assets	100.0%	$172,860

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.90% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $232,652 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,419
Unrealized Depreciation	(68,545)

Net Unrealized Depreciation	$(61,126)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Danish Krone (Sell)	$718	$717	01/02/09	$(1)
Euro (Sell)	86	86	01/02/09	—
Hong Kong Dollar (Sell)	59	59	01/02/09	—
Japanese Yen (Sell)	25	25	01/05/09	—
Japanese Yen (Sell)	548	552	01/06/09	4
Japanese Yen (Sell)	81	81	01/07/09	—
Norwegian Krone (Sell)	192	187	01/02/09	(5)

				$(2)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
 as of December 31, 2008

Percentage of
Industry	Net Assets
Automobiles & Components	0.8%

Banks	1.4

Capital Goods	10.9

Commercial & Professional Services	7.9

Consumer Durables & Apparel	3.1

Consumer Services	3.3

Diversified Financials	4.4

Energy	5.4

Food & Staples Retailing	0.6

Food, Beverage & Tobacco	5.0

Health Care Equipment & Services	12.4

Household & Personal Products	1.6

Insurance	3.7

Materials	6.4

Media	3.0

Pharmaceuticals, Biotechnology & Life Sciences	11.5

Real Estate	1.4

Retailing	4.8

Semiconductors & Semiconductor Equipment	0.8

Software & Services	4.9

Technology Hardware & Equipment	0.5

Transportation	2.9

Utilities	2.5

Other Assets and Liabilities	0.8

Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.0%
	Capital Goods — 6.8%
15	3M Co.	$834
16	Boeing Co.	687
9	Caterpillar, Inc.	406
6	Danaher Corp.	340
16	Emerson Electric Co.	587
8	Fastenal Co.	265
13	Graco, Inc.	318
19	Honeywell International, Inc.	634
11	Joy Global, Inc.	249
9	Lockheed Martin Corp.	797
9	MSC Industrial Direct Co., Inc.	328
13	United Technologies Corp.	681

		6,126

	Commercial & Professional Services — 1.2%
5	Dun & Bradstreet Corp.	386
18	Pitney Bowes, Inc.	448
5	Stericycle, Inc. (D)	271

		1,105

	Consumer Durables & Apparel — 1.3%
16	Coach, Inc. (D)	334
12	Hasbro, Inc.	359
10	NIKE, Inc. Class B	494

		1,187

	Consumer Services — 3.8%
5	Apollo Group, Inc. Class A (D)	399
4	ITT Educational Services, Inc. (D)	370
27	McDonald’s Corp.	1,692
2	Strayer Education, Inc.	375
17	Yum! Brands, Inc.	529

		3,365

	Diversified Financials — 1.9%
13	American Express Co.	245
23	Charles Schwab Corp.	374
19	Eaton Vance Corp.	410
23	SEI Investments Co.	369
9	T. Rowe Price Group, Inc.	319

		1,717

	Energy — 7.5%
10	Baker Hughes, Inc.	321
10	ENSCO International, Inc.	272
24	Exxon Mobil Corp.	1,882
20	Halliburton Co.	368
7	Murphy Oil Corp.	328
20	Occidental Petroleum Corp.	1,176
31	Patterson-UTI Energy, Inc.	355
31	Schlumberger Ltd.	1,291
8	Transocean, Inc. (D)	363
24	Williams Cos., Inc.	346

		6,702

	Food & Staples Retailing — 4.3%
7	Costco Wholesale Corp.	373
19	CVS/Caremark Corp.	537
17	Sysco Corp.	378
15	Walgreen Co.	372
38	Wal-Mart Stores, Inc.	2,156

		3,816

	Food, Beverage & Tobacco — 7.2%
64	Altria Group, Inc.	956
32	Coca-Cola Co.	1,426
10	H.J. Heinz Co.	392
32	PepsiCo, Inc.	1,778
42	Philip Morris International, Inc.	1,845

		6,397

	Health Care Equipment & Services — 6.1%
5	Bard (C.R.), Inc.	438
17	Baxter International, Inc.	927
7	Becton, Dickinson & Co.	451
10	Cardinal Health, Inc.	338
10	Express Scripts, Inc. (D)	572
2	Intuitive Surgical, Inc. (D)	197
9	Medco Health Solutions, Inc. (D)	377
27	Medtronic, Inc.	843
14	St. Jude Medical, Inc. (D)	456
10	Stryker Corp.	388
13	Varian Medical Systems, Inc. (D)	440

		5,427

	Household & Personal Products — 4.7%
16	Avon Products, Inc.	389
8	Church & Dwight Co., Inc.	438
15	Colgate-Palmolive Co.	1,022
21	Herbalife Ltd.	457
16	NBTY, Inc. (D)	245
26	Procter & Gamble Co.	1,619

		4,170

	Insurance — 0.3%
7	Aflac, Inc.	316
	Materials — 2.9%
7	CF Industries Holdings, Inc.	344
15	Monsanto Co.	1,043
14	Mosaic Co.	496
7	Praxair, Inc.	404
18	Terra Industries, Inc.	293

		2,580

	Media — 1.4%
26	Comcast Corp. Class A	439
15	DirecTV Group, Inc. (D)	349
18	DISH Network Corp. (D)	199
9	Morningstar, Inc. (D)	316

		1,303

	Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
33	Abbott Laboratories	1,751
36	Bristol-Myers Squibb Co.	830
6	Celgene Corp. (D)	354
11	Genentech, Inc. (D)	908
4	Genzyme Corp. (D)	265
20	Gilead Sciences, Inc. (D)	1,028
18	Johnson & Johnson	1,084
17	Merck & Co., Inc.	523
8	Millipore Corp. (D)	386
11	Perrigo Co.	359
13	Pharmaceutical Product Development, Inc.	363
24	Schering-Plough Corp.	407
7	Waters Corp. (D)	246
23	Watson Pharmaceuticals, Inc. (D)	614

		9,118

	Retailing — 3.7%
11	Amazon.com, Inc. (D)	539
3	AutoZone, Inc. (D)	418
16	Big Lots, Inc. (D)	225
21	Gap, Inc.	285
11	Kohl’s Corp. (D)	387
26	Limited Brands, Inc.	263
17	Target Corp.	573
12	TJX Cos., Inc.	243
25	Urban Outfitters, Inc. (D)	373

		3,306

The accompanying notes are an integral part of these financial statements.

Hartford LargeCap Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Semiconductors & Semiconductor Equipment — 3.3%
23	Altera Corp.		$391
36	Applied Materials, Inc.		368
111	Intel Corp.		1,627
34	Texas Instruments, Inc.		526

			2,912

	Software & Services — 14.5%
11	Accenture Ltd. Class A		367
15	Adobe Systems, Inc. (D)		315
17	Autodesk, Inc. (D)		340
12	Automatic Data Processing, Inc.		453
21	Cognizant Technology Solutions Corp. (D)		383
38	eBay, Inc. (D)		534
6	Google, Inc. (D)		1,897
22	Intuit, Inc. (D)		523
4	MasterCard, Inc.		501
190	Microsoft Corp.		3,703
89	Oracle Corp. (D)		1,582
20	Paychex, Inc.		520
26	Red Hat, Inc. (D)		337
8	Sohu.com, Inc. (D)		384
7	Visa, Inc.		341
31	Western Union Co.		451
26	Yahoo!, Inc. (D)		322

			12,953

	Technology Hardware & Equipment — 13.8%
14	Agilent Technologies, Inc. (D)		223
21	Apple, Inc. (D)		1,754
145	Cisco Systems, Inc. (D)		2,362
40	Corning, Inc.		380
47	Dell, Inc. (D)		478
28	EMC Corp. (D)		294
10	FLIR Systems, Inc. (D)		307
56	Hewlett-Packard Co.		2,045
29	International Business Machines Corp.		2,430
29	Juniper Networks, Inc. (D)		503
43	Qualcomm, Inc.		1,535

			12,311

	Transportation — 2.6%
8	Burlington Northern Santa Fe Corp.		575
10	CSX Corp.		338
6	Norfolk Southern Corp.		273
11	Union Pacific Corp.		545
11	United Parcel Service, Inc. Class B		579

			2,310

	Utilities — 0.5%
50	AES Corp. (D)		409

	Total common stock (cost $109,665)		$87,530

EXCHANGE TRADED FUNDS — 0.3%
	Other Investment Pools and Funds — 0.3%
9	iShares Russell 1000		$315

	Total exchange traded funds (cost $391)		$315

	Total long-term investments (cost $110,056)		$87,845

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.3%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $649, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $656)
$649	0.01% dated 12/31/2008		$649
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $431, collateralized by U.S. Treasury Note 3.13%, 2013, value of $438)
431	0.03% dated 12/31/2008		431
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $100, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $100)
100	0.02% dated 12/31/2008		100

			1,180

	U.S. Treasury Bills — 0.1%
60	0.01%, 01/15/2009 (M)(S)		60

	Total short-term investments (cost $1,240)		$1,240

	Total investments (cost $111,296) (C)	99.7%	$89,085
	Other assets and liabilities	0.3%	272

	Total net assets	100.0%	$89,357

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.43% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $111,944 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$401
Unrealized Depreciation	(23,260)

Net Unrealized Depreciation	$(22,859)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

90 Day Euro Futures	26	Long	Mar 2009	$27

* The number of contracts does not omit 000’s.

Cash of $62 was pledged as initial margin deposit for open futures contracts at December 31, 2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.3%
	Automobiles & Components — 0.4%
301	BorgWarner, Inc.	$6,555
	Banks — 1.2%
373	M&T Bank Corp.	21,398
	Capital Goods — 6.9%
256	Alliant Techsystems, Inc. (D)	21,989
594	AMETEK, Inc.	17,948
686	Kennametal, Inc.	15,214
789	Lennox International, Inc.	25,483
851	PACCAR, Inc.	24,327
232	Precision Castparts Corp.	13,823

		118,784

	Commercial & Professional Services — 7.1%
239	Dun & Bradstreet Corp.	18,474
1,293	Equifax, Inc. (D)	34,298
413	Manpower, Inc.	14,032
1,894	Republic Services, Inc.	46,959
382	Robert Half International, Inc.	7,949

		121,712

	Consumer Durables & Apparel — 1.4%
609	Mattel, Inc.	9,746
33	NVR, Inc. (D)	15,147

		24,893

	Consumer Services — 4.6%
136	Apollo Group, Inc. Class A (D)	10,428
402	DeVry, Inc.	23,102
246	ITT Educational Services, Inc. (D)	23,394
850	Scientific Games Corp. Class A (D)	14,906
35	Strayer Education, Inc.	7,569

		79,399

	Diversified Financials — 1.7%
67	Blackrock, Inc.	8,934
475	SLM Corp. (D)	4,226
402	State Street Corp.	15,795

		28,955

	Energy — 4.0%
644	Forest Oil Corp. (D)	10,611
449	Noble Energy, Inc.	22,095
627	Smith International, Inc.	14,361
446	St. Mary Land & Exploration Co.	9,063
376	Ultra Petroleum Corp. (D)	12,972

		69,102

	Finance — 0.5%
130	Arch Capital Group Ltd. (D)	9,130
	Food & Staples Retailing — 1.7%
215	BJ’s Wholesale Club, Inc. (D)	7,359
152	Kroger Co.	4,020
1,222	Supervalu, Inc.	17,844

		29,223

	Health Care Equipment & Services — 9.8%
744	Beckman Coulter, Inc.	32,669
182	Cerner Corp. (D)	6,983
1,384	Community Health Systems, Inc. (D)	20,180
632	Humana, Inc. (D)	23,572
517	Omnicare, Inc.	14,363
1,178	Patterson Cos., Inc. (D)	22,089
667	St. Jude Medical, Inc. (D)	21,981
408	Universal Health Services, Inc. Class B	15,336
348	Varian Medical Systems, Inc. (D)	12,184

		169,357

	Household & Personal Products — 1.7%
510	Clorox Co.	28,358
	Insurance — 8.0%
396	AON Corp.	18,103
223	Axis Capital Holdings Ltd.	6,491
293	Everest Re Group Ltd.	22,302
399	Fidelity National Financial, Inc.	7,079
143	First American Financial Corp.	4,128
868	Marsh & McLennan Cos., Inc.	21,055
65	PartnerRe Ltd.	4,647
1,102	Unum Group	20,499
832	W.R. Berkley Corp.	25,787
28	White Mountains Insurance Group Ltd.	7,452

		137,543

	Materials — 3.9%
645	Ball Corp.	26,805
342	FMC Corp.	15,311
301	Nucor Corp.	13,893
720	Sealed Air Corp.	10,752

		66,761

	Media — 2.4%
1,213	DreamWorks Animation SKG, Inc. (D)	30,628
455	Scripps Networks Interactive Class A	10,005

		40,633

	Pharmaceuticals, Biotechnology & Life Sciences — 6.0%
1,132	Amylin Pharmaceuticals, Inc. (D)	12,285
89	Cephalon, Inc. (D)	6,885
1,026	Life Technologies Corp. (D)	23,918
247	Onyx Pharmaceuticals, Inc. (D)	8,434
459	Perrigo Co.	14,837
384	Pharmaceutical Product Development, Inc.	11,140
494	Regeneron Pharmaceuticals, Inc. (D)	9,061
523	Vertex Pharmaceuticals, Inc. (D)	15,892

		102,452

	Real Estate — 0.6%
583	Kimco Realty Corp.	10,655
	Retailing — 8.1%
516	Advance Automotive Parts, Inc.	17,346
140	AutoZone, Inc. (D)	19,526
883	Best Buy Co., Inc.	24,810
499	Dick’s Sporting Goods, Inc. (D)	7,034
953	O’Reilly Automotive, Inc. (D)	29,307
284	Sherwin-Williams Co.	16,969
867	Staples, Inc.	15,544
399	Tiffany & Co.	9,424

		139,960

	Semiconductors & Semiconductor Equipment — 2.6%
1,224	Altera Corp.	20,460
1,141	Lam Research Corp. (D)	24,272

		44,732

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Software & Services — 9.2%
412	BMC Software, Inc. (D)		$11,087
1,051	Electronic Arts, Inc. (D)		16,864
397	Factset Research Systems, Inc.		17,581
766	Global Payments, Inc.		25,130
355	McAfee, Inc. (D)		12,265
560	Micros Systems (D)		9,141
1,358	Red Hat, Inc. (D)		17,957
574	VeriSign, Inc. (D)		10,956
2,615	Western Union Co.		37,505

			158,486

	Technology Hardware & Equipment — 5.3%
728	Diebold, Inc.		20,455
254	FLIR Systems, Inc. (D)		7,782
132	Itron, Inc. (D)		8,414
1,405	NCR Corp. (D)		19,864
1,652	NetApp, Inc. (D)		23,081
800	Teradata Corp. (D)		11,862

			91,458

	Telecommunication Services — 1.0%
608	American Tower Corp. Class A (D)		17,815
	Transportation — 2.5%
260	Continental Airlines, Inc. (D)		4,699
671	J.B. Hunt Transport Services, Inc.		17,625
456	Kansas City Southern (D)		8,681
321	Landstar System, Inc.		12,324

			43,329

	Utilities — 5.7%
1,351	DPL, Inc.		30,859
1,392	Northeast Utilities		33,492
1,362	UGI Corp.		33,270

			97,621

	Total common stock (cost $2,103,896)		$1,658,311

Principal
Amount

SHORT-TERM INVESTMENTS — 3.7%
	Repurchase Agreements — 3.7%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $48, collateralized by U.S. Treasury Note 4.50%, 2009, value of $49)
$48	0.03% dated 12/31/2008		$48
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $20,946, collateralized by FNMA 5.00%, 2035 — 2038, value of $21,365)
20,946	0.08% dated 12/31/2008		20,946
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $921, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $939)
921	0.07% dated 12/31/2008		921
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $20,255, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $20,660)
20,255	0.10% dated 12/31/2008		20,255
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $18,644, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $19,017)
18,644	0.05% dated 12/31/2008		18,644
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,532, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $2,583)
2,532	0.07% dated 12/31/2008		2,532

	Total short-term investments (cost $63,346)		$63,346

	Total investments (cost $2,167,242) (C)	100.0%	$1,721,657
	Other assets and liabilities	0.0%	412

	Total net assets	100.0%	$1,722,069

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $2,171,330 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$44,388
Unrealized Depreciation	(494,061)

Net Unrealized Depreciation	$(449,673)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.9%
	Capital Goods — 12.4%
5	Aecom Technology Corp. (D)	$144
5	AMETEK, Inc.	163
5	Cooper Industries Ltd.	158
5	Cummins, Inc.	142
4	Donaldson Co., Inc.	138
8	Dover Corp.	250
4	Fastenal Co.	122
11	Fluor Corp.	490
15	Foster Wheeler Ltd. (D)	353
5	Goodrich Corp.	192
5	Hubbell, Inc. Class B	157
8	IDEX Corp.	183
4	ITT Corp.	198
8	Jacobs Engineering Group, Inc. (D)	397
12	Joy Global, Inc.	278
4	L-3 Communications Holdings, Inc.	269
32	McDermott International, Inc. (D)	311
5	MSC Industrial Direct Co., Inc.	188
6	Parker-Hannifin Corp.	264
6	Precision Castparts Corp.	372
8	Quanta Services, Inc. (D)	148
5	Rockwell Collins, Inc.	176
11	Shaw Group, Inc. (D)	217
11	Textron, Inc.	156
4	URS Corp. (D)	167
3	W.W. Grainger, Inc.	229

		5,862

	Commercial & Professional Services — 3.0%
3	Dun & Bradstreet Corp.	248
3	FTI Consulting, Inc. (D)	136
9	Iron Mountain, Inc. (D)	215
9	Pitney Bowes, Inc.	240
9	Republic Services, Inc.	223
7	Robert Half International, Inc.	137
4	Stericycle, Inc. (D)	232

		1,431

	Consumer Durables & Apparel — 2.1%
20	Coach, Inc. (D)	409
5	Hasbro, Inc.	143
4	Polo Ralph Lauren Corp.	184
25	Pulte Homes, Inc.	277

		1,013

	Consumer Services — 7.3%
7	Apollo Group, Inc. Class A (D)	560
4	DeVry, Inc.	204
17	H & R Block, Inc.	391
12	International Game Technology	148
3	ITT Educational Services, Inc. (D)	238
12	Marriott International, Inc. Class A	235
3	Panera Bread Co. Class A (D)	136
38	Starbucks Corp. (D)	362
1	Strayer Education, Inc.	257
8	Tim Hortons, Inc.	234
22	Yum! Brands, Inc.	690

		3,455

	Diversified Financials — 5.2%
11	Eaton Vance Corp.	223
9	Federated Investors, Inc.	144
4	IntercontinentalExchange, Inc. (D)	293
6	Lazard, Ltd.	184
10	Nasdaq Stock Market, Inc. (D)	235
11	Northern Trust Corp.	556
13	SEI Investments Co.	196
14	T. Rowe Price Group, Inc.	485
10	TD Ameritrade Holding Corp. (D)	142

		2,458

	Energy — 8.2%
18	Arch Coal, Inc.	291
13	Cameron International Corp. (D)	265
8	Consol Energy, Inc.	217
15	Denbury Resources, Inc. (D)	166
2	Diamond Offshore Drilling, Inc.	106
7	ENSCO International, Inc.	203
5	FMC Technologies, Inc. (D)	123
24	Helix Energy Solutions Group, Inc. (D)	175
4	IHS, Inc. (D)	135
14	Massey Energy Co.	200
7	Murphy Oil Corp.	326
11	Noble Corp.	237
13	Petrohawk Energy Corp. (D)	197
8	Pride International, Inc. (D)	134
6	Range Resources Corp.	202
7	Smith International, Inc.	164
13	Southwestern Energy Co. (D)	374
3	Sunoco, Inc.	143
13	W&T Offshore, Inc.	186

		3,844

	Food, Beverage & Tobacco — 3.3%
3	Brown-Forman Corp.	144
6	Campbell Soup Co.	174
10	Dean Foods Co. (D)	178
11	H.J. Heinz Co.	397
4	Hansen National Corp. (D)	144
7	Hershey Co.	226
5	Lorillard, Inc.	284

		1,547

	Health Care Equipment & Services — 8.0%
5	Bard (C.R.), Inc.	404
3	DaVita, Inc. (D)	134
8	Dentsply International, Inc.	215
12	Express Scripts, Inc. (D)	633
7	Henry Schein, Inc. (D)	239
6	Hill-Rom Holdings, Inc.	99
7	Humana, Inc. (D)	261
1	Intuitive Surgical, Inc. (D)	190
6	Laboratory Corp. of America Holdings (D)	415
7	Quest Diagnostics, Inc.	348
17	St. Jude Medical, Inc. (D)	554
8	Varian Medical Systems, Inc. (D)	280

		3,772

	Household & Personal Products — 2.2%
22	Avon Products, Inc.	525
2	Church & Dwight Co., Inc.	136
4	Energizer Holdings, Inc. (D)	203
6	Estee Lauder Co., Inc.	186

		1,050

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Insurance — 0.3%
6	Brown & Brown, Inc.	$125
	Materials — 4.8%
41	AK Steel Holding Corp.	386
14	Celanese Corp.	179
41	Century Aluminum Co. (D)	411
6	CF Industries Holdings, Inc.	275
13	Cliff’s Natural Resources, Inc.	336
5	Ecolab, Inc.	162
6	Rohm & Haas Co.	358
10	Terra Industries, Inc.	171

		2,278

	Media — 2.0%
6	DreamWorks Animation SKG, Inc. (D)	162
34	Interpublic Group of Cos., Inc. (D)	134
18	Liberty Media Corp. — Entertainment (D)	320
9	McGraw-Hill Cos., Inc.	199
4	Morningstar, Inc. (D)	144

		959

	Pharmaceuticals, Biotechnology & Life Sciences — 4.5%
13	Allergan, Inc.	527
2	Cephalon, Inc. (D)	183
6	Forest Laboratories, Inc. (D)	141
7	Life Technologies Corp. (D)	169
3	Millipore Corp. (D)	149
12	Pharmaceutical Product Development, Inc.	334
8	Vertex Pharmaceuticals, Inc. (D)	231
5	Waters Corp. (D)	191
7	Watson Pharmaceuticals, Inc. (D)	173

		2,098

	Real Estate — 0.5%
7	Plum Creek Timber Co., Inc.	240
	Retailing — 6.3%
2	AutoZone, Inc. (D)	317
8	Bed Bath & Beyond, Inc. (D)	203
5	Dollar Tree, Inc. (D)	188
18	Gap, Inc.	246
14	Kohl’s Corp. (D)	507
19	Limited Brands, Inc.	186
4	Priceline.com, Inc. (D)	309
7	Ross Stores, Inc.	208
5	Sherwin-Williams Co.	296
16	TJX Cos., Inc.	327
11	Urban Outfitters, Inc. (D)	166

		2,953

	Semiconductors & Semiconductor Equipment — 6.0%
18	Altera Corp.	296
22	Analog Devices, Inc.	424
32	Broadcom Corp. Class A (D)	546
26	Integrated Device Technology, Inc. (D)	145
12	KLA-Tencor Corp.	259
46	Marvell Technology Group Ltd. (D)	307
24	National Semiconductor Corp.	241
38	NVIDIA Corp. (D)	304
16	Xilinx, Inc.	285

		2,807

	Software & Services — 8.6%
33	Activision Blizzard, Inc. (D)	284
23	Autodesk, Inc. (D)	448
7	BMC Software, Inc. (D)	186
7	Citrix Systems, Inc. (D)	167
8	Cognizant Technology Solutions Corp. (D)	135
15	Electronic Arts, Inc. (D)	241
3	Factset Research Systems, Inc.	133
6	Fiserv, Inc. (D)	231
5	Global Payments, Inc.	151
10	Intuit, Inc. (D)	245
4	McAfee, Inc. (D)	142
44	Novell, Inc. (D)	172
21	Paychex, Inc.	552
20	Red Hat, Inc. (D)	262
9	Salesforce.com, Inc. (D)	284
4	Sohu.com, Inc. (D)	189
11	VeriSign, Inc. (D)	215

		4,037

	Technology Hardware & Equipment — 5.5%
13	Agilent Technologies, Inc. (D)	207
21	AVX Corp.	165
69	Brocade Communications Systems, Inc. (D)	193
32	Ciena Corp. (D)	213
5	Dolby Laboratories, Inc. Class A (D)	154
4	Harris Corp.	133
28	Juniper Networks, Inc. (D)	487
25	NetApp, Inc. (D)	347
45	Seagate Technology	201
12	Trimble Navigation Ltd. (D)	259
22	Western Digital Corp. (D)	256

		2,615

	Telecommunication Services — 2.8%
17	American Tower Corp. Class A (D)	512
8	MetroPCS Communications, Inc. (D)	122
29	SBA Communications Corp. (D)	469
4	Telephone and Data Systems, Inc.	115
13	Windstream Corp.	121

		1,339

	Transportation — 1.8%
7	C.H. Robinson Worldwide, Inc.	403
9	Expeditors International of Washington, Inc.	286
5	J.B. Hunt Transport Services, Inc.	139

		828

	Utilities — 3.1%
19	AES Corp. (D)	156
5	Allegheny Energy, Inc.	152
7	Constellation Energy Group, Inc.	169
7	Mirant Corp. (D)	126
12	NRG Energy, Inc. (D)	271
11	PPL Corp.	344

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Utilities — (continued)
7	Questar Corp.		$227

			1,445

	Total common stock (cost $58,276)		$46,156

EXCHANGE TRADED FUNDS — 0.3%
	Other Investment Pools and Funds — 0.3%
5	iShares Russell Midcap Growth		$156

	Total exchange traded funds (cost $143)		$156

	Total long-term investments (cost $58,419)		$46,312

Principal
Amount

SHORT-TERM INVESTMENTS — 2.0%
	Repurchase Agreements — 1.8%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $457, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $461)
$457	0.01% dated 12/31/2008		$457
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $303, collateralized by U.S. Treasury Note 3.13%, 2013, value of $308)
303	0.03% dated 12/31/2008		303
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $70, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $70)
70	0.02% dated 12/31/2008		70

			830

	U.S. Treasury Bills — 0.2%
45	0.07%, 01/15/2009 (M)(S)		45
45	0.17%, 04/29/2009 (M)(S)		45

			90

	Total short-term investments (cost $920)		$920

	Total investments (cost $59,339) (C)	100.2%	$47,232
	Other assets and liabilities	(0.2)%	(83)

	Total net assets	100.0%	$47,149

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.40% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $63,535 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,241
Unrealized Depreciation	(17,544)

Net Unrealized Depreciation	$(16,303)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

S&P Mid 400 Mini	15	Long	Mar 2009	$36

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.1%
	Automobiles & Components — 0.4%
515	TRW Automotive Holdings Corp. (D)	$1,855
	Banks — 3.1%
40	Beneficial Mutual Bancorp, Inc. (D)	451
124	Comerica, Inc.	2,460
20	Huntington Bancshares, Inc.	151
61	M&T Bank Corp.	3,502
823	Popular, Inc.	4,247
5	Signature Bank (D)	129
847	Sovereign Bancorp, Inc.	2,523

		13,463

	Capital Goods — 5.7%
33	AGCO Corp. (D)	767
103	Alliant Techsystems, Inc. (D)	8,868
92	Dover Corp.	3,042
248	Pentair, Inc.	5,877
141	URS Corp. (D)	5,732

		24,286

	Commercial & Professional Services — 1.1%
56	Copart, Inc. (D)	1,512
240	R.R. Donnelley & Sons Co.	3,258

		4,770

	Consumer Durables & Apparel — 5.6%
330	MDC Holdings, Inc.	9,984
335	Newell Rubbermaid, Inc.	3,275
214	Toll Brothers, Inc. (D)	4,578
112	V.F. Corp.	6,123

		23,960

	Diversified Financials — 7.2%
86	Affiliated Managers Group, Inc. (D)	3,597
252	Ameriprise Financial, Inc.	5,885
719	CIT Group, Inc.	3,264
250	Invesco Ltd.	3,610
769	PHH Corp. (D)	9,788
340	TD Ameritrade Holding Corp. (D)	4,842

		30,986

	Energy — 3.4%
229	Cie Gen Geophysique ADR (D)	3,434
276	Newfield Exploration Co. (D)	5,441
57	Noble Energy, Inc.	2,820
123	SBM Offshore N.V.	1,627
838	Uranium One, Inc. (D)	1,233

		14,555

	Food, Beverage & Tobacco — 5.9%
5,840	Chaoda Modern Agriculture	3,753
46	Cosan Ltd. (D)	158
344	Dean Foods Co. (D)	6,187
9,106	First Pacific Co., Ltd.	3,179
476	Marfig Frigorificos E Comer (D)	1,542
12,139	Marine Harvest (D)	1,872
136	Perdigao S.A.	1,746
487	Smithfield Foods, Inc. (D)	6,851

		25,288

	Health Care Equipment & Services — 6.5%
145	Amerisource Bergen Corp.	5,171
277	CIGNA Corp.	4,663
153	Humana, Inc. (D)	5,700
82	Laboratory Corp. of America Holdings (D)	5,307
192	West Pharmaceutical Services	7,263

		28,104

	Insurance — 11.2%
116	Everest Re Group Ltd.	8,863
194	Fidelity National Financial, Inc.	3,436
102	First American Financial Corp.	2,956
66	PartnerRe Ltd.	4,668
247	Platinum Underwriters Holdings Ltd.	8,897
260	Reinsurance Group of America, Inc.	11,130
448	Unum Group	8,325

		48,275

	Materials — 8.6%
93	Agrium U.S., Inc.	3,174
304	Celanese Corp.	3,777
103	Cliff’s Natural Resources, Inc.	2,645
210	FMC Corp.	9,380
154	Greif, Inc.	5,142
47	JSR Corp.	532
204	Owens-Illinois, Inc. (D)	5,570
272	Pactiv Corp. (D)	6,770

		36,990

	Media — 1.0%
878	Virgin Media, Inc.	4,383
	Pharmaceuticals, Biotechnology & Life Sciences — 4.0%
104	Endo Pharmaceuticals Holdings, Inc. (D)	2,699
1,174	Impax Laboratories, Inc. (A)(D)(H)	9,395
401	Theravance, Inc. (D)	4,970

		17,064

	Real Estate — 3.5%
617	Annaly Capital Management, Inc.	9,792
290	Kimco Realty Corp.	5,299

		15,091

	Retailing — 4.0%
461	American Eagle Outfitters, Inc.	4,318
5,788	Buck Holdings L.P. (A)(D)(H)	5,574
106	Genuine Parts Co.	4,017
160	TJX Cos., Inc.	3,291

		17,200

	Semiconductors & Semiconductor Equipment — 2.5%
518	Teradyne, Inc. (D)	2,187
476	Varian Semiconductor Equipment Associates, Inc. (D)	8,620

		10,807

	Software & Services — 4.4%
213	CACI International, Inc. Class A (D)	9,604
263	McAfee, Inc. (D)	9,103

		18,707

	Technology Hardware & Equipment — 6.2%
472	Arrow Electronics, Inc. (D)	8,883
1,184	Flextronics International Ltd. (D)	3,032
497	JDS Uniphase Corp. (D)	1,815
11,720	Kingboard Laminates Holdings	2,744
230	NetApp, Inc. (D)	3,208
419	Seagate Technology	1,857

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology Hardware & Equipment — (continued)
452	Solar Cayman Ltd. (A)(D)(H)		$5,295

			26,834

	Transportation — 5.4%
155	Con-way, Inc.		4,131
1,670	Delta Air Lines, Inc. (D)		19,137

			23,268

	Utilities — 9.4%
876	N.V. Energy, Inc.		8,667
460	Northeast Utilities		11,070
264	TECO Energy, Inc.		3,265
337	UGI Corp.		8,225
218	Wisconsin Energy Corp.		9,160

			40,387

	Total common stock (cost $586,169)		$426,273

Principal
Amount

SHORT-TERM INVESTMENTS — 0.9%
	Repurchase Agreements — 0.9%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3, collateralized by U.S. Treasury Note 4.50%, 2009, value of $3)
$3	0.03% dated 12/31/2008		$3
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,324, collateralized by FNMA 5.00%, 2035 — 2038, value of $1,350)
1,324	0.08% dated 12/31/2008		1,324
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $58, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $59)
58	0.07% dated 12/31/2008		58
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,280, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $1,306)
1,280	0.10% dated 12/31/2008		1,280
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,178, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $1,202)
1,178	0.05% dated 12/31/2008		1,178
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $160, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $163)
160	0.07% dated 12/31/2008		160

	Total short-term investments (cost $4,003)		$4,003

	Total investments (cost $590,172) (C)	100.0%	$430,276
	Other assets and liabilities	0.0%	103

	Total net assets	100.0%	$430,379

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.81% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $601,160 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$911
Unrealized Depreciation	(171,795)

Net Unrealized Depreciation	$(170,884)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $20,264, which represents 4.71% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period			Cost
Acquired	Shares	Security	Basis
06/2007	5,788	Buck Holdings L.P.	$5,794
03/2005 – 01/2007	1,174	Impax Laboratories, Inc.	13,258
03/2007	452	Solar Cayman Ltd. - 144A	6,779

The aggregate value of these securities at December 31, 2008 was $20,264 which represents 4.71% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
	Basic Materials — 3.0%
	Export Development Canada
$4,250	0.25%, 03/10/2009	$4,248
19,750	0.55%, 03/05/2009	19,731
29,000	1.12%, 05/07/2009	28,886
25,750	1.69%, 03/12/2009	25,666
	Praxair, Inc.
25,750	0.65%, 04/01/2009	25,708
28,250	0.70%, 04/03/2009	28,200
24,750	0.80%, 03/09/2009	24,713

		157,152

	Consumer Cyclical — 0.8%
	Wal-Mart Stores, Inc.
42,750	0.22%, 03/03/2009	42,734
	Consumer Staples — 3.1%
	Coca Cola Co.
9,000	0.05%, 01/05/2009	9,000
51,500	1.30%, 01/13/2009	51,478
	Colgate-Palmolive Co.
20,624	0.15%, 02/06/2009	20,621
	Procter & Gamble Co.
25,500	0.25%, 01/22/2009 (I)	25,496
20,250	0.30%, 03/30/2009 (I)	20,235
32,500	1.10%, 01/23/2009 (I)	32,478

		159,308

	Energy — 1.4%
	ConocoPhillips
21,250	1.25%, 01/30/2009	21,242
15,250	1.75%, 01/16/2009 (I)	15,239
25,750	1.85%, 01/15/2009 (I)	25,731
13,000	1.95%, 01/06/2009 (I)	12,997

		75,209

	Finance — 47.8%
	American Honda Finance Corp.
25,750	2.00%, 09/18/2009 (I)(L)	25,750
27,250	4.18%, 04/02/2009 (I)(L)	27,250
	Australia & New Zealand Banking Group Ltd.
26,250	3.21%, 10/02/2009 (I)(BB)(?)	26,250
	Bank of America Corp.
21,500	1.55%, 01/15/2009	21,487
	Bank of Nova Scotia
25,250	4.57%, 08/10/2009 (I)(L)	25,250
	BNP Paribas
23,500	1.11%, 02/17/2009	23,466
	BNP Paribas NY Branch
28,750	2.01%, 01/26/2009	28,750
	Caterpillar Financial Services Corp.
35,000	2.15%, 05/15/2009 (L)	34,991
	Citigroup Funding, Inc.
52,250	0.23%, 03/06/2009	52,229
53,250	0.25%, 02/04/2009	53,237
	Danske Corp.
24,000	3.03%, 03/03/2009	23,878
	European Investment Bank
77,250	0.47%, 03/12/2009	77,179
34,500	1.53%, 02/17/2009	34,432
45,000	1.67%, 03/03/2009	44,901
	Federal Home Loan Bank
25,750	0.07%, 01/12/2009	25,750
52,250	0.10%, 02/04/2009	52,245
52,250	0.14%, 03/10/2009	52,236
18,000	0.15%, 02/10/2009 — 02/27/2009	17,996
45,450	0.20%, 04/13/2009 — 04/14/2009	45,424
52,250	0.21%, 03/20/2009	52,226
25,750	0.75%, 02/17/2009	25,725
22,900	2.01%, 05/20/2009 (L)	22,898
51,120	2.78%, 01/05/2009	51,111
21,250	3.66%, 01/23/2009 (L)	21,251
	Federal Home Loan Mortgage Corp.
40,250	0.05%, 02/02/2009	40,248
21,200	0.10%, 01/05/2009 — 01/07/2009	21,200
31,750	0.20%, 04/17/2009	31,731
52,250	0.25%, 03/16/2009	52,223
51,250	0.55%, 02/09/2009	51,219
28,500	0.71%, 02/04/2009 (M)	28,481
34,000	1.78%, 04/07/2009 (L)	34,000
29,000	2.36%, 02/24/2009 (M)	28,901
44,750	2.64%, 01/09/2009	44,724
35,640	5.72%, 03/15/2009	35,844
	Federal National Mortgage Association
52,250	0.10%, 02/02/2009 (M)	52,245
64,250	0.15%, 03/05/2009 — 03/18/2009	64,230
77,000	0.15%, 02/23/2009 (M)	76,983
17,500	0.20%, 03/11/2009	17,493
40,250	0.61%, 01/20/2009 (M)	40,237
55,600	0.80%, 02/17/2009	55,543
37,600	2.22%, 01/05/2009 (M)	37,591
22,000	2.77%, 02/11/2009	21,931
	General Electric Capital Corp.
51,350	0.25%, 03/30/2009	51,319
19,400	0.50%, 06/24/2009 (L)(BB)	19,400
	J.P. Morgan Chase Funding Corp.
25,750	0.10%, 01/20/2009 (I)	25,749
	John Deere Capital Corp.
22,300	2.24%, 09/01/2009 (L)	22,288
	JP Morgan Chase & Co.
26,500	1.50%, 01/26/2009	26,473
26,250	2.73%, 01/05/2009	26,242
	Kreditanstalt fuer Wiederaufbau
22,500	0.15%, 02/17/2009 (I)	22,496
52,250	0.48%, 02/10/2009	52,223
31,250	0.80%, 01/21/2009 (I)	31,236
49,750	0.94%, 01/20/2009 (I)	49,743
	Nordea Bank Finland NY
24,500	1.86%, 04/09/2009 (L)	24,470
	Nordea North America
29,000	2.87%, 01/12/2009	28,975
	Queensland Treasury Corp.
28,000	0.86%, 03/16/2009	27,952
38,700	1.08%, 01/28/2009	38,670
38,700	1.33%, 02/27/2009	38,620
	Rabobank USA
29,000	0.45%, 02/19/2009	28,982
25,800	1.24%, 01/20/2009	25,783
	Royal Bank of Canada
21,250	1.60%, 10/15/2009 (I)(L)	21,250
	Royal Bank of Canada NY
31,500	0.34%, 02/17/2009	31,500
	Royal Bank of Scotland Group plc
25,750	2.40%, 10/09/2009 (I)(L)(BB)	25,750
	State Street Corp.
51,500	0.45%, 01/08/2009	51,495
	Svenska Handelsbanken Ab
15,400	4.42%, 05/06/2009 (I)(L)(BB)	15,400
	Toronto-Dominion Bank NY
25,750	1.80%, 01/20/2009	25,750
	Toronto-Dominion Holdings
26,500	0.20%, 01/16/2009	26,498

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

	Finance — (continued)
	Toyota Motor Credit Corp.
$38,000	2.76%, 01/30/2009		$37,916
	Wachovia Bank NA
34,000	4.61%, 08/04/2009 (L)(BB)		34,000
	Wells Fargo & Co.
22,000	1.03%, 06/18/2009 (L)		22,000
	Westpac Banking Corp.
26,500	1.02%, 03/17/2009 (I)		26,444
25,750	3.07%, 01/28/2009 (L)		25,750

			2,485,110

	Foreign Governments — 5.0%
	British Columbia (Province Of)
22,250	0.20%, 03/18/2009		22,240
27,300	1.15%, 03/02/2009		27,248
21,500	1.30%, 02/23/2009		21,459
31,400	1.51%, 05/26/2009 — 05/27/2009		31,210
	Ontario (Province of)
28,750	1.28%, 02/02/2009		28,717
25,800	1.34%, 01/26/2009		25,776
25,800	1.49%, 02/24/2009		25,742
	Quebec (Province of)
41,000	1.09%, 01/16/2009 — 02/02/2009		40,971
38,500	1.19%, 03/02/2009		38,424

			261,787

Shares

	Investment Pools and Funds — 5.2%
	JP Morgan U.S. Government Money
104,000	Market Fund		104,000
	State Street Bank U.S. Government
60,000	Money Market Fund		60,000
	Wells Fargo Advantage Government
104,000	Money Market Fund		104,000

			268,000

Principal
Amount

	Repurchase Agreements — 6.0%

BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $171,248, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $172,939)

$171,248	0.01% dated 12/31/2008		171,248
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $113,522, collateralized by U.S. Treasury Note 3.13%, 2013, value of $115,451)
113,522	0.03% dated 12/31/2008		113,522
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $26,400, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $26,425)
26,400	0.02% dated 12/31/2008		26,400

			311,170

	Services — 1.0%
	Walt Disney Co.
38,000	0.35%, 03/10/2009		37,975
13,750	1.10%, 01/07/2009		13,747

			51,722

	Technology — 3.0%
	AT&T, Inc.
22,250	1.00%, 02/04/2009 (I)		22,229
25,750	1.05%, 01/20/2009		25,744
31,250	1.15%, 01/29/2009		31,222
	Microsoft Corp.
25,750	0.15%, 02/19/2009		25,745
53,000	0.25%, 01/05/2009		52,998

			157,938

	U.S. Treasury Bills — 22.3%
171,000	0.15%, 04/29/2009 (M)		170,916
258,000	0.31%, 02/05/2009 (M)		257,923
300,000	0.36%, 02/12/2009 (M)		299,880
172,000	0.41%, 03/05/2009 (M)		171,879
258,000	0.43%, 01/22/2009 (M)		257,938

			1,158,536

	Utilities — 1.5%
	Florida Power & Light Co.
78,750	0.25%, 01/09/2009		78,746
	Capital Support Agreement — 0.0%
—	Hartford Life, Inc. Capital Support Agreement (BB)		—

	Total investments (cost $5,207,412) (C)	100.1%	$5,207,412
	Other assets and liabilities	(0.1)%	(5,750)

	Total net assets	100.0%	$5,201,662

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 14.69% of total net assets at December 31, 2008.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	Also represents cost for tax purposes.

(BB)	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. See footnote 10 for additional information.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $476,973, which represents 9.17% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at December 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 96.1%
	Automobiles & Components — 0.4%
212	Exide Technologies (D)	$1,124
78	Fuel Systems Solutions, Inc. (D)	2,571

		3,695

	Banks — 0.6%
11	International Bancshares Corp.	242
123	Signature Bank (D)	3,540
70	SVB Financial Group (D)	1,835

		5,617

	Capital Goods — 9.4%
65	Aceto Corp.	650
57	Acuity Brands, Inc.	1,973
442	Aecom Technology Corp. (D)	13,577
140	AMETEK, Inc.	4,242
53	Applied Signal Technology	955
84	Axsys Technologies, Inc. (D)	4,601
131	Beacon Roofing Supply, Inc. (D)	1,814
137	Chart Industries, Inc. (D)	1,456
46	Clarcor, Inc.	1,514
129	Cubic Corp.	3,510
42	Curtis-Wright Corp.	1,390
54	Dynamic Materials Corp.	1,043
97	EMCOR Group, Inc. (D)	2,179
43	Energy Conversion Devices, Inc. (D)	1,082
38	ESCO Technologies, Inc. (D)	1,555
65	Flowserve Corp.	3,332
54	Gorman Rupp Co.	1,694
214	GrafTech International Ltd. (D)	1,783
98	Graham Corp.	1,057
49	Heico Corp.	1,909
82	II-VI, Inc. (D)	1,567
147	Insteel Industries, Inc.	1,659
161	MasTec, Inc. (D)	1,867
52	Michael Baker Corp. (D)	1,934
175	Mueller Water Products, Inc.	1,470
14	NN, Inc.	31
37	Nordson Corp.	1,208
144	Orbital Sciences Corp. (D)	2,813
90	Perini Corp. (D)	2,107
55	Raven Industries	1,314
61	Robbins & Myers, Inc.	985
72	Sterling Construction Co., Inc. (D)	1,334
65	Sun Hydraulics Corp.	1,231
174	Teledyne Technologies, Inc. (D)	7,764
26	Thermadyne Holdings Corp. (D)	176
100	Titan Machinery, Inc. (D)	1,408
55	TransDigm Group, Inc. (D)	1,854
87	Trex Co., Inc. (D)	1,430
77	Wabtec Corp.	3,064
38	Watsco, Inc.	1,443
96	WESCO International, Inc. (D)	1,840
80	Woodward Governor Co.	1,842

		91,657

	Commercial & Professional Services — 7.0%
49	Administaff, Inc.	1,061
364	American Ecology Corp.	7,375
113	CBIZ, Inc. (D)	977
36	Clean Harbors, Inc. (D)	2,295
57	CoStar Group, Inc. (D)	1,892
377	Covanta Holding Corp. (D)	8,281
60	Equifax, Inc. (D)	1,579
69	Geo Group, Inc. (D)	1,238
100	Herman Miller, Inc.	1,298
72	HNI Corp.	1,135
23	Huron Consulting Group, Inc. (D)	1,344
222	Knoll, Inc.	2,006
246	Mobile Mini, Inc. (D)	3,541
13	Multi-Color Corp.	206
76	Navigant Consulting, Inc. (D)	1,203
233	PRG-Schultz International (D)	952
86	Resources Connection, Inc. (D)	1,415
94	Robert Half International, Inc.	1,967
60	Rollins, Inc.	1,080
46	Standard Register Co.	409
195	Sykes Enterprises, Inc. (D)	3,723
384	Tetra Tech, Inc. (D)	9,276
119	TrueBlue, Inc. (D)	1,142
346	Waste Connections, Inc. (D)	10,943
34	Watson Wyatt Worldwide, Inc.	1,649

		67,987

	Consumer Durables & Apparel — 3.4%
183	Asics Corp.	1,484
24	Deckers Outdoor Corp. (D)	1,920
593	Jarden Corp. (D)	6,816
62	Polaris Industries, Inc.	1,769
321	Pool Corp.	5,772
184	Snap-On, Inc.	7,229
180	True Religion Apparel, Inc. (D)	2,244
85	Tupperware Brands Corp.	1,921
43	Under Armour, Inc. Class A (D)	1,035
62	Warnaco Group, Inc. (D)	1,226
79	Wolverine World Wide, Inc.	1,661

		33,077

	Consumer Services — 3.0%
56	American Public Education, Inc. (D)	2,073
68	Bally Technologies, Inc. (D)	1,642
280	Burger King Holdings, Inc.	6,675
21	Capella Education Co. (D)	1,229
183	Corinthian Colleges, Inc. (D)	2,988
58	ITT Educational Services, Inc. (D)	5,535
40	Matthews International Corp. Class A	1,452
59	P. F. Chang’s China Bistro, Inc. (D)	1,238
201	Royal Caribbean Cruises Ltd.	2,768
27	Steiner Leisure Ltd. (D)	785
229	Wendy’s/Arby’s Group, Inc.	1,131
72	WMS Industries, Inc. (D)	1,927

		29,443

	Diversified Financials — 2.6%
53	Ameriprise Financial, Inc.	1,243
57	Cash America International, Inc.	1,570
128	Ezcorp, Inc. (D)	1,945
39	First Cash Financial Services, Inc. (D)	747
20	Greenhill & Co., Inc.	1,395
72	Interactive Brokers Group (D)	1,295
107	Knight Capital Group, Inc. (D)	1,732
799	Liberty Acquisition Holdings Corp. (D)	6,670
24	Life Partners Holdings, Inc.	1,039
164	Nasdaq Stock Market, Inc. (D)	4,042

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Diversified Financials — (continued)
86	optionsXpress Holdings, Inc.	$1,152
70	Riskmetrics Group, Inc. (D)	1,045
250	Thinkorswim Group, Inc. (D)	1,408

		25,283

	Energy — 5.8%
220	Arena Resources, Inc. (D)	6,166
139	ATP Oil & Gas Corp. (D)	815
111	Basic Energy Services, Inc. (D)	1,450
141	Bolt Technology Corp. (D)	978
169	Cabot Oil & Gas Corp.	4,391
55	Carbo Ceramics, Inc.	1,946
37	Clayton Williams Energy, Inc. (D)	1,678
78	Comstock Resources, Inc. (D)	3,666
86	Concho Resources, Inc. (D)	1,964
29	Contango Oil & Gas Co. (D)	1,607
55	Dril-Quip, Inc. (D)	1,133
46	Englobal Corp. (D)	148
164	Exco Resources, Inc. (D)	1,484
35	Georesources, Inc. (D)	307
36	Goodrich Petroleum Corp. (D)	1,076
75	Gulf Island Fabrication	1,081
56	Helmerich & Payne, Inc.	1,263
35	Lufkin Industries, Inc.	1,203
194	Matrix Service Co. (D)	1,488
118	McMoRan Exploration Co. (D)	1,158
92	NATCO Group, Inc. (D)	1,391
32	Nordic Amer Tanker Shipping	1,066
163	Penn Virginia Corp.	4,226
67	Precision Drilling Trust	565
116	RPC, Inc.	1,136
165	St. Mary Land & Exploration Co.	3,359
120	T-3 Energy Services, Inc. (D)	1,137
369	Vaalco Energy, Inc. (D)	2,742
119	Whiting Petroleum Corp. (D)	3,996
245	Willbros Group, Inc. (D)	2,078

		56,698

	Food & Staples Retailing — 1.2%
235	BJ’s Wholesale Club, Inc. (D)	8,055
75	Spartan Stores, Inc.	1,743
103	Winn-Dixie Stores, Inc. (D)	1,664

		11,462

	Food, Beverage & Tobacco — 1.7%
58	Cal-Maine Foods, Inc.	1,673
51	Diamond Foods, Inc.	1,020
115	Flowers Foods, Inc.	2,790
32	Green Mountain Coffee Roasters (D)	1,248
111	Ralcorp Holdings, Inc. (D)	6,492
165	Smithfield Foods, Inc. (D)	2,325
101	Vector Group Ltd.	1,382

		16,930

	Health Care Equipment & Services — 9.1%
145	Align Technology, Inc. (D)	1,268
35	Almost Family, Inc. (D)	1,558
53	Amedisys, Inc. (D)	2,171
166	American Medical Systems Holdings (D)	1,493
37	Athenahealth, Inc. (D)	1,408
83	Catalyst Health Solutions (D)	2,024
69	Centene Corp. (D)	1,359
37	Chemed Corp.	1,463
49	Computer Programs and Systems, Inc.	1,316
52	Conceptus, Inc. (D)	791
121	Cross Country Healthcare, Inc. (D)	1,066
195	CryoLife, Inc. (D)	1,898
137	Cyberonics, Inc. (D)	2,262
87	Eclipsys Corp. (D)	1,238
41	Emergency Medical Services (D)	1,503
40	Genoptix, Inc. (D)	1,354
36	Haemonetics Corp. (D)	2,016
294	Health Net, Inc. (D)	3,201
932	HealthSouth Corp. (D)	10,211
44	HMS Holdings Corp. (D)	1,379
86	Immucor, Inc. (D)	2,292
52	Integra LifeSciences Holdings Corp. (D)	1,860
16	Landauer, Inc.	1,178
55	LHC Group, Inc. (D)	1,985
102	Masimo Corp. (D)	3,032
83	MedAssets, Inc. (D)	1,216
37	Meridian Bioscience, Inc.	945
77	NuVasive, Inc. (D)	2,677
48	Owens & Minor, Inc.	1,821
65	PSS World Medical, Inc. (D)	1,221
82	Psychiatric Solutions, Inc. (D)	2,270
102	Quidel Corp. (D)	1,331
121	Sirona Dental Systems, Inc. (D)	1,267
475	SSL International plc	3,468
125	STERIS Corp.	2,974
141	Thoratec Corp. (D)	4,572
488	Volcano Corp. (D)	7,318
32	West Pharmaceutical Services	1,197
59	Wright Medical Group, Inc. (D)	1,206
179	Zoll Medical Corp. (D)	3,387

		88,196

	Household & Personal Products — 0.3%
260	American Oriental Bioengineering, Inc. (D)	1,763
23	Chattem, Inc. (D)	1,624

		3,387

	Insurance — 3.6%
257	Allied World Assurance Holdings Ltd.	10,449
67	Arch Capital Group Ltd. (D)	4,715
157	Axis Capital Holdings Ltd.	4,585
58	eHealth, Inc. (D)	777
575	Lancashire Holdings Ltd.	3,592
64	PartnerRe Ltd.	4,573
45	Tower Group, Inc.	1,280
155	W.R. Berkley Corp.	4,790

		34,761

	Materials — 2.4%
151	Albemarle Corp.	3,374
89	Calgon Carbon Corp. (D)	1,366
27	Compass Minerals Group, Inc.	1,560
107	FMC Corp.	4,774
190	Innophos Holdings, Inc.	3,770
36	Rock Tenn Co. Class A	1,241
32	Silgan Holdings, Inc.	1,523
735	Solutia, Inc. (D)	3,309
18	Universal Stainless & Alloy Products (D)	256

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Materials — (continued)
86	Worthington Industries, Inc.	$946
74	Zep, Inc.	1,429

		23,548

	Media — 2.0%
93	DreamWorks Animation SKG, Inc. (D)	2,346
319	Interactive Data Corp.	7,865
293	Marvel Entertainment, Inc. (D)	9,027

		19,238

	Pharmaceuticals, Biotechnology & Life Sciences — 11.2%
149	Albany Molecular Research, Inc. (D)	1,451
158	Alexion Pharmaceuticals, Inc. (D)	5,712
460	Alkermes, Inc. (D)	4,902
208	Auxilium Pharmaceuticals, Inc. (D)	5,912
29	Bio-Rad Laboratories, Inc. Class A (D)	2,215
437	Celera Corp. (D)	4,858
70	Cephalon, Inc. (D)	5,421
140	Cougar Biotechnology, Inc. (D)	3,642
212	Cubist Pharmaceuticals, Inc. (D)	5,114
167	CV Therapeutics, Inc. (D)	1,540
54	Emergent Biosolutions, Inc. (D)	1,413
283	Enzon, Inc. (D)	1,647
256	eResearch Technology, Inc. (D)	1,700
41	Facet Biotech Corp. (D)	396
327	Icon plc ADR (D)	6,444
113	Isis Pharmaceuticals, Inc. (D)	1,609
272	KV Pharmaceutical Co. (D)	783
64	Life Sciences Research, Inc. (D)	601
104	Luminex Corp. (D)	2,213
89	Martek Biosciences Corp.	2,707
194	Medicines Co. (D)	2,854
170	Medicis Pharmaceutical Corp. Class A	2,368
49	Myriad Genetics, Inc. (D)	3,228
231	NPS Pharmaceuticals, Inc. (D)	1,434
159	Obagi Medical Products, Inc. (D)	1,185
124	Onyx Pharmaceuticals, Inc. (D)	4,224
85	OSI Pharmaceuticals, Inc. (D)	3,324
247	PDL Biopharma, Inc.	1,526
208	Perrigo Co.	6,728
227	Pharmaceutical Product Development, Inc.	6,574
283	Questcor Pharmaceuticals (D)	2,636
311	Regeneron Pharmaceuticals, Inc. (D)	5,718
142	Sequenom, Inc. (D)	2,815
79	Valeant Pharmaceuticals International (D)	1,817
38	Varian, Inc. (D)	1,273
264	VIVUS, Inc. (D)	1,403

		109,387

	Real Estate — 0.7%
35	Equity Lifestyle Properties, Inc.	1,359
39	Home Properties of New York, Inc.	1,598
130	MFA Mortgage Investments, Inc.	764
44	Tanger Factory Outlet Center	1,667
42	Washington Real Estate Investment Trust	1,190

		6,578

	Retailing — 3.7%
103	99 Cents Only Stores (D)	1,122
202	Advance Automotive Parts, Inc.	6,792
102	Aeropostale, Inc. (D)	1,643
135	Big Lots, Inc. (D)	1,955
77	The Buckle, Inc.	1,674
193	Dick’s Sporting Goods, Inc. (D)	2,720
74	Dufry Group	2,087
255	The Finish Line, Inc.	1,426
347	Foot Locker, Inc.	2,547
226	GameStop Corp. Class A (D)	4,893
158	Limited Brands, Inc.	1,586
141	LKQ Corp. (D)	1,648
65	Netflix, Inc. (D)	1,930
107	PetMed Express, Inc. (D)	1,879
48	Tractor Supply Co. (D)	1,729

		35,631

	Semiconductors & Semiconductor Equipment — 3.1%
373	Atheros Communications, Inc. (D)	5,326
51	Hittite Microwave Corp. (D)	1,514
123	Micrel, Inc.	898
457	Microsemi Corp. (D)	5,772
1,475	ON Semiconductor Corp. (D)	5,015
340	PMC — Sierra, Inc. (D)	1,652
72	Power Integrations, Inc.	1,426
88	Semtech Corp. (D)	987
1,172	Skyworks Solutions, Inc. (D)	6,493
75	Ultratech Stepper, Inc. (D)	900

		29,983

	Software & Services — 14.2%
94	ACI Worldwide, Inc. (D)	1,501
68	Advent Software, Inc. (D)	1,362
688	Ariba, Inc. (D)	4,959
165	AsiaInfo Holdings, Inc. (D)	1,957
341	Autonomy Corp. plc (D)	4,820
59	Blackboard, Inc. (D)	1,557
152	CACI International, Inc. Class A (D)	6,841
70	Commvault Systems, Inc. (D)	935
81	Concur Technologies, Inc. (D)	2,671
82	CSG Systems International, Inc. (D)	1,437
127	CyberSource Corp. (D)	1,521
47	Digital River, Inc. (D)	1,175
295	Earthlink, Inc. (D)	1,997
66	EPIQ Systems, Inc. (D)	1,098
112	Equinix, Inc. (D)	5,975
119	Factset Research Systems, Inc.	5,284
62	Forrester Research, Inc. (D)	1,757
144	Gartner, Inc. Class A (D)	2,574
154	Informatica Corp. (D)	2,119
96	Interwoven, Inc. (D)	1,216
92	j2 Global Communications, Inc. (D)	1,847
89	Jack Henry & Associates, Inc.	1,727
86	JDA Software Group, Inc. (D)	1,135
84	Manhattan Associates, Inc. (D)	1,328
30	Mantech International Corp. Class A (D)	1,647
243	McAfee, Inc. (D)	8,390
110	Micros Systems (D)	1,795
266	Net 1 UEPS Technologies, Inc. (D)	3,647
391	Netease.com, Inc. (D)	8,637
190	Netscout Systems, Inc. (D)	1,637
105	Omniture, Inc. (D)	1,120

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
204	Parametric Technology Corp. (D)	$2,577
65	Pegasystems, Inc.	802
37	Quality Systems	1,605
469	Red Hat, Inc. (D)	6,204
278	RightNow Technologies, Inc. (D)	2,148
174	S1 Corp. (D)	1,376
313	Sapient Corp. (D)	1,390
123	Smith Micro Software, Inc. (D)	686
581	Solera Holdings, Inc. (D)	14,006
114	Sybase, Inc. (D)	2,813
171	Symyx Technologies (D)	1,017
46	Syntel, Inc.	1,066
293	Take-Two Interactive Software, Inc.	2,217
107	Taleo Corp. Class A (D)	838
151	TeleCommunication Systems, Inc. Class A (D)	1,294
148	TiVo, Inc. (D)	1,063
110	Tyler Corp. (D)	1,315
227	UbiSoft Entertainment S.A. (D)	4,477
72	VistaPrint Ltd. (D)	1,348
148	Websense, Inc. (D)	2,218
217	Wind River Systems, Inc. (D)	1,963

		138,089

	Technology Hardware & Equipment — 5.2%
88	ADTRAN, Inc.	1,304
75	Bigband Networks, Inc. (D)	415
104	Cogent, Inc. (D)	1,418
118	Cognex Corp.	1,745
44	Comtech Telecommunications Corp. (D)	2,007
95	Data Domain, Inc. (D)	1,791
275	FLIR Systems, Inc. (D)	8,449
229	Harmonic, Inc. (D)	1,286
115	Interdigital, Inc. (D)	3,159
91	Intermec, Inc. (D)	1,202
99	IPG Photonics Corp. (D)	1,299
88	Itron, Inc. (D)	5,605
50	MTS Systems Corp.	1,339
347	NCR Corp. (D)	4,911
205	Netezza Corp. (D)	1,361
252	Nice Systems Ltd. (D)	5,661
8	PC-Tel, Inc.	53
78	Plexus Corp. (D)	1,329
133	Polycom, Inc. (D)	1,802
101	Riverbed Technology, Inc. (D)	1,146
166	Starent Networks Corp. (D)	1,977
64	Synaptics, Inc. (D)	1,054

		50,313

	Telecommunication Services — 2.2%
289	Centennial Cellular Corp. Class A (D)	2,331
122	Iowa Telecommunications Services, Inc.	1,738
646	MetroPCS Communications, Inc. (D)	9,593
77	NTELOS Holdings Corp.	1,910
127	Premiere Global Services, Inc. (D)	1,090
47	Shenandoah Telecommunications Co.	1,330
101	Syniverse Holdings, Inc. (D)	1,203
283	TW Telecom, Inc. (D)	2,393

		21,588

	Transportation — 2.8%
137	Allegiant Travel Co. (D)	6,636
40	Genesee & Wyoming, Inc. Class A (D)	1,212
375	Heartland Express, Inc.	5,909
260	Hub Group, Inc. (D)	6,898
131	J.B. Hunt Transport Services, Inc.	3,433
113	Knight Transportation, Inc.	1,827
46	Old Dominion Freight Line, Inc. (D)	1,322

		27,237

	Utilities — 0.5%
28	ITC Holdings Corp.	1,243
151	UGI Corp.	3,681

		4,924

	Total common stock (cost $1,144,802)	$934,709

EXCHANGE TRADED FUNDS — 0.5%
	Other Investment Pools and Funds — 0.5%
90	iShares Russell 2000 Growth Index Fund	$4,577

	Total exchange traded funds (cost $4,443)	$4,577

	Total long-term investments (cost $1,149,245)	$939,286

Principal
Amount

SHORT-TERM INVESTMENTS — 3.0%
	Repurchase Agreements — 2.9%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $8, collateralized by U.S. Treasury Note 4.50%, 2009, value of $9)
$8	0.03% dated 12/31/2008	$8
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,714, collateralized by FNMA 5.00%, 2035 — 2038, value of $3,788)
3,714	0.08% dated 12/31/2008	3,714
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,508, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $9,601)
9,508	0.01% dated 12/31/2008	9,508
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $163, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $167)
163	0.07% dated 12/31/2008	163
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,591, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $3,663)
3,591	0.10% dated 12/31/2008	3,591

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — (continued)

	Repurchase Agreements — (continued)
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,305, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $3,372)
$3,305	0.05% dated 12/31/2008		$3,305
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $6,303, collateralized by U.S. Treasury Note 3.13%, 2013, value of $6,410)
6,303	0.03% dated 12/31/2008		6,303
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,466, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $1,467)
1,466	0.02% dated 12/31/2008		1,466
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $449, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $458)
449	0.07% dated 12/31/2008		449

			28,507

	U.S. Treasury Bills — 0.1%
1,195	0.10%, 01/15/2009 (M)(S)		1,195

	Total short-term investments (cost $29,701)		$29,702

	Total investments (cost $1,178,946) (C)	99.6%	$968,988
	Other assets and liabilities	0.4%	3,501

	Total net assets	100.0%	$972,489

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.95% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $1,204,264 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,710
Unrealized Depreciation	(243,986)

Net Unrealized Depreciation	$(235,276)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini	272	Long	Mar 2009	$425

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Buy)	$196	$194	01/05/09	$2
Japanese Yen (Sell)	287	288	01/05/09	1
Japanese Yen (Sell)	380	383	01/06/09	3
Japanese Yen (Sell)	404	406	01/07/09	2

				$8

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.2%
	Automobiles & Components — 0.4%
19	Exide Technologies (D)	$100
52	Fuel Systems Solutions, Inc. (D)	1,702

		1,802

	Banks — 0.0%
6	SVB Financial Group (D)	164
	Capital Goods — 10.4%
64	A.O. Smith Corp.	1,892
6	Aceto Corp.	57
105	Actuant Corp. Class A	2,003
194	Acuity Brands, Inc.	6,772
5	Applied Signal Technology	85
2	Axsys Technologies, Inc. (D)	93
12	Beacon Roofing Supply, Inc. (D)	162
74	Belden, Inc.	1,535
37	Bucyrus International, Inc.	678
114	Ceradyne, Inc. (D)	2,309
84	Chart Industries, Inc. (D)	892
4	Clarcor, Inc.	136
51	Columbus McKinnon Corp. (D)	689
4	Curtis-Wright Corp.	126
5	Dynamic Materials Corp.	93
9	EMCOR Group, Inc. (D)	194
4	Energy Conversion Devices, Inc. (D)	97
3	ESCO Technologies, Inc. (D)	137
170	Esterline Technologies Corp. (D)	6,456
15	Flowserve Corp.	788
217	Force Protection, Inc. (D)	1,295
5	Gorman Rupp Co.	151
68	Graco, Inc.	1,624
166	GrafTech International Ltd. (D)	1,383
64	Graham Corp.	687
4	Heico Corp.	168
7	II-VI, Inc. (D)	140
13	Insteel Industries, Inc.	147
59	Lennox International, Inc.	1,899
26	Lindsay Corp.	839
14	MasTec, Inc. (D)	166
5	Michael Baker Corp. (D)	173
1	NN, Inc.	3
3	Nordson Corp.	108
13	Orbital Sciences Corp. (D)	251
8	Perini Corp. (D)	186
57	Powell Industries, Inc. (D)	1,640
5	Raven Industries	117
157	Robbins & Myers, Inc.	2,539
98	Sun Hydraulics Corp.	1,842
80	Teledyne Technologies, Inc. (D)	3,593
2	Thermadyne Holdings Corp. (D)	15
45	Titan International, Inc.	372
9	Titan Machinery, Inc. (D)	125
5	TransDigm Group, Inc. (D)	165
8	Trex Co., Inc. (D)	124
22	Triumph Group, Inc.	943
7	Wabtec Corp.	273
3	Watsco, Inc.	128
7	Woodward Governor Co.	165

		46,455

	Commercial & Professional Services — 4.7%
4	Administaff, Inc.	95
6	American Ecology Corp.	131
10	CBIZ, Inc. (D)	87
3	Clean Harbors, Inc. (D)	204
48	Consolidated Graphics, Inc. (D)	1,093
5	CoStar Group, Inc. (D)	171
6	Geo Group, Inc. (D)	110
9	Herman Miller, Inc.	115
6	HNI Corp.	102
2	Huron Consulting Group, Inc. (D)	120
20	Knoll, Inc.	179
188	Manpower, Inc.	6,380
1	Multi-Color Corp.	19
7	Navigant Consulting, Inc. (D)	107
21	PRG-Schultz International (D)	85
84	Resources Connection, Inc. (D)	1,375
5	Rollins, Inc.	97
4	Standard Register Co.	36
5	Sykes Enterprises, Inc. (D)	94
8	Tetra Tech, Inc. (D)	200
11	TrueBlue, Inc. (D)	102
11	Waste Connections, Inc. (D)	335
205	Watson Wyatt Worldwide, Inc.	9,792

		21,029

	Consumer Durables & Apparel — 2.1%
2	Deckers Outdoor Corp. (D)	172
120	Jakks Pacific, Inc. (D)	2,471
219	Liz Claiborne, Inc.	569
5	Polaris Industries, Inc.	156
5	Pool Corp.	90
80	Skechers U.S.A., Inc. Class A (D)	1,026
16	True Religion Apparel, Inc. (D)	199
101	Tupperware Brands Corp.	2,295
4	Under Armour, Inc. Class A (D)	92
109	Warnaco Group, Inc. (D)	2,131
7	Wolverine World Wide, Inc.	144

		9,345

	Consumer Services — 5.2%
5	American Public Education, Inc. (D)	183
58	Bally Technologies, Inc. (D)	1,378
2	Capella Education Co. (D)	110
16	Corinthian Colleges, Inc. (D)	266
77	ITT Educational Services, Inc. (D)	7,268
4	Matthews International Corp. Class A	146
5	P. F. Chang’s China Bistro, Inc. (D)	110
56	Pre-Paid Legal Services, Inc. (D)	2,103
2	Steiner Leisure Ltd. (D)	70
14	Strayer Education, Inc.	2,895
20	Wendy’s/Arby’s Group, Inc.	101
320	WMS Industries, Inc. (D)	8,625

		23,255

	Diversified Financials — 0.8%
5	Cash America International, Inc.	139
11	Ezcorp, Inc. (D)	173
4	First Cash Financial Services, Inc. (D)	67
2	Greenhill & Co., Inc.	127
6	Interactive Brokers Group (D)	115
10	Knight Capital Group, Inc. (D)	158
2	Life Partners Holdings, Inc.	93

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Diversified Financials — (continued)
8	optionsXpress Holdings, Inc.	$102
6	Riskmetrics Group, Inc. (D)	93
173	Thinkorswim Group, Inc. (D)	971
94	Waddell and Reed Financial, Inc. Class A	1,452

		3,490

	Energy — 7.0%
4	Arena Resources, Inc. (D)	122
12	ATP Oil & Gas Corp. (D)	73
10	Basic Energy Services, Inc. (D)	132
13	Bolt Technology Corp. (D)	87
270	Brigham Exploration Co. (D)	863
5	Carbo Ceramics, Inc.	184
3	Clayton Williams Energy, Inc. (D)	149
373	Complete Production Services, Inc. (D)	3,042
137	Comstock Resources, Inc. (D)	6,459
8	Concho Resources, Inc. (D)	175
3	Contango Oil & Gas Co. (D)	145
117	CVR Energy, Inc. (D)	466
5	Dril-Quip, Inc. (D)	102
4	Englobal Corp. (D)	13
15	Exco Resources, Inc. (D)	132
3	Georesources, Inc. (D)	28
3	Goodrich Petroleum Corp. (D)	96
535	Gran Tierra Energy Corp. (D)	1,498
7	Gulf Island Fabrication	100
38	Helmerich & Payne, Inc.	864
3	Lufkin Industries, Inc.	106
17	Matrix Service Co. (D)	134
201	McMoRan Exploration Co. (D)	1,967
8	NATCO Group, Inc. (D)	124
3	Nordic Amer Tanker Shipping	96
26	Overseas Shipholding Group, Inc.	1,074
5	Penn Virginia Corp.	141
184	Pioneer Drilling Co. (D)	1,026
6	Precision Drilling Trust	50
10	RPC, Inc.	101
201	St. Mary Land & Exploration Co.	4,078
66	Swift Energy Co. (D)	1,103
11	T-3 Energy Services, Inc. (D)	101
91	Trico Marine Services, Inc. (D)	406
141	Union Drilling, Inc. (D)	729
471	Vaalco Energy, Inc. (D)	3,499
132	W&T Offshore, Inc.	1,889
22	Willbros Group, Inc. (D)	185

		31,539

	Food & Staples Retailing — 1.1%
130	BJ’s Wholesale Club, Inc. (D)	4,437
7	Spartan Stores, Inc.	156
9	Winn-Dixie Stores, Inc. (D)	147

		4,740

	Food, Beverage & Tobacco — 0.5%
5	Cal-Maine Foods, Inc.	149
285	Darling International, Inc. (D)	1,562
4	Diamond Foods, Inc.	90
10	Flowers Foods, Inc.	249
3	Green Mountain Coffee Roasters (D)	111
2	Ralcorp Holdings, Inc. (D)	129
8	Vector Group Ltd.	113

		2,403

	Health Care Equipment & Services — 11.3%
13	Align Technology, Inc. (D)	113
3	Almost Family, Inc. (D)	139
5	Amedisys, Inc. (D)	198
170	American Medical Systems Holdings (D)	1,527
162	Angiodynamics, Inc. (D)	2,211
3	Athenahealth, Inc. (D)	125
7	Catalyst Health Solutions (D)	180
6	Centene Corp. (D)	121
3	Chemed Corp.	131
4	Computer Programs and Systems, Inc.	117
61	Conceptus, Inc. (D)	919
111	Corvel Corp. (D)	2,435
11	Cross Country Healthcare, Inc. (D)	95
17	CryoLife, Inc. (D)	169
76	Cyberonics, Inc. (D)	1,260
73	Cynosure, Inc. Class A (D)	667
8	Eclipsys Corp. (D)	111
4	Emergency Medical Services (D)	132
238	Ev3, Inc. (D)	1,453
4	Genoptix, Inc. (D)	121
3	Haemonetics Corp. (D)	180
114	Hanger Orthopedic Group, Inc. (D)	1,651
347	Healthspring, Inc. (D)	6,928
4	HMS Holdings Corp. (D)	123
8	Immucor, Inc. (D)	203
5	Integra LifeSciences Holdings Corp. (D)	165
185	Invacare Corp.	2,871
57	Kensey Nash Corp. (D)	1,108
1	Landauer, Inc.	106
5	LHC Group, Inc. (D)	177
299	LifePoint Hospitals, Inc. (D)	6,834
9	Masimo Corp. (D)	269
7	MedAssets, Inc. (D)	108
4	Meridian Bioscience, Inc.	95
117	Merit Medical Systems, Inc. (D)	2,105
7	NuVasive, Inc. (D)	238
105	Owens & Minor, Inc.	3,964
94	PharMerica Corp. (D)	1,478
6	PSS World Medical, Inc. (D)	109
7	Psychiatric Solutions, Inc. (D)	198
9	Quidel Corp. (D)	116
11	Sirona Dental Systems, Inc. (D)	113
86	STERIS Corp.	2,051
130	Symmetry Medical, Inc. (D)	1,039
51	Thoratec Corp. (D)	1,635
62	U.S. Physical Therapy, Inc. (D)	821
134	Vnus Medical Technologies (D)	2,169
75	Volcano Corp. (D)	1,133
3	West Pharmaceutical Services	106
5	Wright Medical Group, Inc. (D)	108

		50,425

	Household & Personal Products — 1.6%
398	American Oriental Bioengineering, Inc. (D)	2,703
2	Chattem, Inc. (D)	144

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Household & Personal Products — (continued)
423	Nu Skin Enterprises, Inc. Class A	$4,412

		7,259

	Insurance — 2.3%
120	Allied World Assurance Holdings Ltd.	4,860
265	Amerisafe, Inc. (D)	5,449
5	eHealth, Inc. (D)	69
4	Tower Group, Inc.	115

		10,493

	Materials — 1.4%
8	Calgon Carbon Corp. (D)	122
88	Cliff’s Natural Resources, Inc.	2,251
2	Compass Minerals Group, Inc.	139
143	Headwaters, Inc. (D)	967
17	Innophos Holdings, Inc.	336
40	OM Group, Inc. (D)	849
3	Rock Tenn Co. Class A	109
3	Silgan Holdings, Inc.	131
71	Terra Industries, Inc.	1,179
2	Universal Stainless & Alloy Products (D)	22
8	Worthington Industries, Inc.	85
7	Zep, Inc.	128

		6,318

	Media — 0.9%
147	Arbitron, Inc.	1,953
5	Interactive Data Corp.	134
64	Marvel Entertainment, Inc. (D)	1,975

		4,062

	Pharmaceuticals, Biotechnology & Life Sciences — 16.9%
13	Albany Molecular Research, Inc. (D)	127
8	Alexion Pharmaceuticals, Inc. (D)	284
623	Alkermes, Inc. (D)	6,635
62	Alnylam Pharmaceuticals, Inc. (D)	1,526
565	Arena Pharmaceuticals, Inc. (D)	2,354
27	Bio-Rad Laboratories, Inc. Class A (D)	1,996
134	Bruker Corp. (D)	541
395	Celera Corp. (D)	4,395
78	Cubist Pharmaceuticals, Inc. (D)	1,894
677	CV Therapeutics, Inc. (D)	6,237
794	Cytokinetics, Inc. (D)	2,264
5	Emergent Biosolutions, Inc. (D)	126
25	Enzon, Inc. (D)	147
23	eResearch Technology, Inc. (D)	152
4	Facet Biotech Corp. (D)	35
670	Human Genome Sciences, Inc. (D)	1,420
96	InterMune, Inc. (D)	1,018
10	Isis Pharmaceuticals, Inc. (D)	142
123	Kendle International, Inc. (D)	3,151
24	KV Pharmaceutical Co. (D)	70
6	Life Sciences Research, Inc. (D)	54
9	Luminex Corp. (D)	197
8	Martek Biosciences Corp.	241
256	Medicines Co. (D)	3,774
15	Medicis Pharmaceutical Corp. Class A	211
4	Myriad Genetics, Inc. (D)	287
21	NPS Pharmaceuticals, Inc. (D)	128
14	Obagi Medical Products, Inc. (D)	105
87	Onyx Pharmaceuticals, Inc. (D)	2,948
41	OSI Pharmaceuticals, Inc. (D)	1,572
22	PDL Biopharma, Inc.	136
157	PerkinElmer, Inc.	2,184
140	Perrigo Co.	4,536
132	Pharmasset, Inc. (D)	1,732
127	Progenics Pharmaceuticals, Inc. (D)	1,306
25	Questcor Pharmaceuticals (D)	235
328	Regeneron Pharmaceuticals, Inc. (D)	6,020
332	Rigel Pharmaceuticals, Inc. (D)	2,658
463	Salix Pharmaceuticals Ltd. (D)	4,091
101	Theravance, Inc. (D)	1,255
7	Valeant Pharmaceuticals International (D)	161
63	Varian, Inc. (D)	2,114
69	Vertex Pharmaceuticals, Inc. (D)	2,108
23	VIVUS, Inc. (D)	125
70	Watson Pharmaceuticals, Inc. (D)	1,849
42	Xenoport, Inc. (D)	1,041

		75,582

	Real Estate — 0.7%
183	Anworth Mortgage Asset Corp.	1,175
3	Equity Lifestyle Properties, Inc.	121
4	Home Properties of New York, Inc.	144
4	Tanger Factory Outlet Center	149
57	Taubman Centers, Inc.	1,449
4	Washington Real Estate Investment Trust	105

		3,143

	Retailing — 2.6%
9	99 Cents Only Stores (D)	99
9	Aeropostale, Inc. (D)	146
78	Big Lots, Inc. (D)	1,127
7	The Buckle, Inc.	149
60	Citi Trends, Inc. (D)	885
25	The Finish Line, Inc.	141
235	Hot Topic, Inc. (D)	2,175
99	Netflix, Inc. (D)	2,953
99	Nutri/System, Inc.	1,439
79	Overstock.com, Inc. (D)	847
9	PetMed Express, Inc. (D)	166
87	Source Information Management Co. (D)	12
4	Tractor Supply Co. (D)	150
503	Wet Seal, Inc. Class A (D)	1,494

		11,783

	Semiconductors & Semiconductor Equipment — 4.5%
154	Advanced Energy Industries, Inc. (D)	1,532
243	Atheros Communications, Inc. (D)	3,474
5	Hittite Microwave Corp. (D)	137
11	Micrel, Inc.	80
11	Microsemi Corp. (D)	135
90	MKS Instruments, Inc. (D)	1,334
430	ON Semiconductor Corp. (D)	1,462
330	PMC — Sierra, Inc. (D)	1,603
6	Power Integrations, Inc.	127
8	Semtech Corp. (D)	88
355	Silicon Image, Inc. (D)	1,493
1,073	Skyworks Solutions, Inc. (D)	5,945
138	Ultra Clean Holdings, Inc. (D)	277
7	Ultratech Stepper, Inc. (D)	80

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Semiconductors & Semiconductor Equipment — (continued)
66	Varian Semiconductor Equipment Associates, Inc. (D)	$1,195
144	Volterra Semiconductor Corp. (D)	1,030

		19,992

	Software & Services — 12.8%
8	ACI Worldwide, Inc. (D)	133
6	Advent Software, Inc. (D)	121
132	Ansys, Inc. (D)	3,681
94	Ariba, Inc. (D)	678
452	Art Technology Group, Inc. (D)	872
77	AsiaInfo Holdings, Inc. (D)	911
5	Blackboard, Inc. (D)	137
139	Commvault Systems, Inc. (D)	1,872
8	Concur Technologies, Inc. (D)	248
189	CSG Systems International, Inc. (D)	3,302
11	CyberSource Corp. (D)	136
4	Digital River, Inc. (D)	104
171	Earthlink, Inc. (D)	1,161
6	EPIQ Systems, Inc. (D)	98
27	Factset Research Systems, Inc.	1,172
6	Forrester Research, Inc. (D)	156
13	Gartner, Inc. Class A (D)	228
14	Informatica Corp. (D)	188
235	Infospace, Inc.	1,775
9	Interwoven, Inc. (D)	108
182	j2 Global Communications, Inc. (D)	3,657
8	Jack Henry & Associates, Inc.	154
85	JDA Software Group, Inc. (D)	1,106
144	Kenexa Corp. (D)	1,147
140	Limelight Networks, Inc. (D)	344
7	Manhattan Associates, Inc. (D)	118
3	Mantech International Corp. Class A (D)	146
10	Micros Systems (D)	159
182	ModusLink Global Solutions, Inc. (D)	527
60	Net 1 UEPS Technologies, Inc. (D)	817
17	Netscout Systems, Inc. (D)	145
9	Omniture, Inc. (D)	100
439	Parametric Technology Corp. (D)	5,554
6	Pegasystems, Inc.	72
3	Quality Systems	144
118	Red Hat, Inc. (D)	1,559
15	S1 Corp. (D)	122
811	Sapient Corp. (D)	3,600
11	Smith Micro Software, Inc. (D)	61
46	Sohu.com, Inc. (D)	2,154
141	Solera Holdings, Inc. (D)	3,405
140	Switch & Data Facilities Co. (D)	1,032
132	Sybase, Inc. (D)	3,268
15	Symyx Technologies (D)	88
4	Syntel, Inc.	95
120	Take-Two Interactive Software, Inc.	909
10	Taleo Corp. Class A (D)	75
192	TeleCommunication Systems, Inc. Class A (D)	1,651
190	Tibco Software, Inc. (D)	983
140	TiVo, Inc. (D)	1,005
10	Tyler Corp. (D)	117
303	United Online, Inc.	1,838
88	Vignette Corp. (D)	830
6	VistaPrint Ltd. (D)	121
38	Vocus, Inc. (D)	697
13	Websense, Inc. (D)	197
256	Wind River Systems, Inc. (D)	2,311

		57,389

	Technology — 0.1%
68	Polypore International, Inc. (D)	516
	Technology Hardware & Equipment — 6.0%
8	ADTRAN, Inc.	116
256	Arris Group, Inc. (D)	2,033
158	Avocent Corp. (D)	2,835
182	Benchmark Electronics, Inc. (D)	2,329
7	Bigband Networks, Inc. (D)	37
9	Cogent, Inc. (D)	126
11	Cognex Corp.	156
4	Comtech Telecommunications Corp. (D)	179
8	Data Domain, Inc. (D)	160
492	Emulex Corp. (D)	3,437
20	Harmonic, Inc. (D)	115
131	Ingram Micro, Inc. (D)	1,757
42	Interdigital, Inc. (D)	1,149
8	Intermec, Inc. (D)	107
9	IPG Photonics Corp. (D)	115
25	Itron, Inc. (D)	1,606
4	MTS Systems Corp.	119
99	Multi-Fineline Electronix, Inc. (D)	1,154
18	Netezza Corp. (D)	121
1	PC-Tel, Inc.	5
91	Plexus Corp. (D)	1,537
12	Polycom, Inc. (D)	161
199	QLogic Corp. (D)	2,673
87	Riverbed Technology, Inc. (D)	984
234	Starent Networks Corp. (D)	2,783
36	Synaptics, Inc. (D)	589
74	Vishay Intertechnology, Inc. (D)	254

		26,637

	Telecommunication Services — 1.4%
129	Atlantic Tele-Network, Inc.	3,433
26	Centennial Cellular Corp. Class A (D)	207
11	Iowa Telecommunications Services, Inc.	155
50	NTELOS Holdings Corp.	1,238
11	Premiere Global Services, Inc. (D)	97
4	Shenandoah Telecommunications Co.	118
82	Syniverse Holdings, Inc. (D)	973
25	TW Telecom, Inc. (D)	213

		6,434

	Transportation — 2.0%
3	Allegiant Travel Co. (D)	132
4	Genesee & Wyoming, Inc. Class A (D)	108
9	Heartland Express, Inc.	145
201	Hub Group, Inc. (D)	5,329
10	Knight Transportation, Inc.	163
4	Old Dominion Freight Line, Inc. (D)	117
174	Werner Enterprises, Inc.	3,020

		9,014

The accompanying notes are an integral part of these financial statements.

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Utilities — 0.5%
3	ITC Holdings Corp.		$110
78	UniSource Energy Corp.		2,275

			2,385

	Total common stock (cost $577,590)		$435,654

Principal
Amount

SHORT-TERM INVESTMENTS — 2.4%
	Repurchase Agreements — 2.3%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $7, collateralized by U.S. Treasury Note 4.50%, 2009, value of $7)
$7	0.03% dated 12/31/2008		$7
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,117, collateralized by FNMA 5.00%, 2035 — 2038, value of $3,180)
3,117	0.08% dated 12/31/2008		3,117
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $585, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $590)
585	0.01% dated 12/31/2008		585
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $137, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $140)
137	0.07% dated 12/31/2008		137
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,015, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $3,075)
3,015	0.10% dated 12/31/2008		3,015
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,775, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $2,830)
2,775	0.05% dated 12/31/2008		2,775
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $387, collateralized by U.S. Treasury Note 3.13%, 2013, value of $394)
387	0.03% dated 12/31/2008		387
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $90, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $90)
90	0.02% dated 12/31/2008		90
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $377, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $384)
377	0.07% dated 12/31/2008		377

			10,490

	U.S. Treasury Bills — 0.1%
230	1.73%, 01/15/2009 (M)(S)		230

	Total short-term investments (cost $10,720)		$10,720

	Total investments (cost $588,310) (C)	99.6%	$446,374
	Other assets and liabilities	0.4%	1,783

	Total net assets	100.0%	$448,157

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.67% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $591,346 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,207
Unrealized Depreciation	(160,179)

Net Unrealized Depreciation	$(144,972)

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini	17	Long	Mar 2009	$36

* The number of contracts does not omit 000’s.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 93.6%
	Automobiles & Components — 0.4%
2	American Axle & Manufacturing Holdings, Inc.	$6
3	ArvinMeritor, Inc.	7
11	Dana Holding Corp. (D)	8
4	Hayes Lemmerz International (D)	2
5	Lear Corp. (D)	7
3	Stoneridge, Inc. (D)	12
—	Superior Industries International	3
3	Tenneco Automotive, Inc. (D)	9
14	Thor Industries, Inc.	184
29	Visteon Corp. (D)	10

		248

	Banks — 10.6%
—	Ames National Corp.	5
2	Arrow Financial Corp.	40
4	Banco Latinoamericano de Exportaciones S.A. ADR Class E	63
1	Bank of the Ozarks, Inc.	15
3	Bankfinancial Corp.	28
1	Berkshire Hills Bancorp, Inc.	43
66	Boston Private Financial Holdings, Inc.	452
—	Brooklyn Federal Bancorp, Inc.	4
1	Bryn Mawr Bank Corp.	18
1	Camden National Corp.	35
66	Cathay General Bancorp	1,564
2	Citizens & Northern Corp.	38
—	City Bank	1
2	City Holding Co.	59
2	Clifton Savings Bancorp, Inc.	19
3	Colonial BancGroup, Inc.	6
—	Community Bank System, Inc.	3
21	CVB Financial Corp.	244
3	Dime Community Bancshares	40
4	East West Bancorp, Inc.	57
1	Federal Agricultural Mortgage Corp.	2
3	First Bancorp North Carolina	50
6	First BanCorp Puerto Rico	70
2	First Bancorp, Inc.	30
6	First Commonwealth Financial Corp.	72
—	First Financial Bankshares, Inc.	6
5	First Financial Northwest	42
2	First Merchants Corp.	51
1	First Midwest Bancorp, Inc.	12
7	First Niagara Financial Group, Inc.	118
4	First Place Financial Corp.	13
—	FirstFed Financial Corp. (D)	—
4	FirstMerit Corp.	91
—	Flushing Financial Corp.	1
5	FNB Corp.	62
3	Fox Chase Bancorp, Inc. (D)	34
1	Glacier Bancorp	15
2	Green Bankshares, Inc.	30
8	Guaranty Bancorp (D)	17
1	Hancock Holding Co.	50
4	Hanmi Financial Corp.	7
—	Harleysville National Corp.	3
—	Iberiabank Corp.	5
2	Integra Bank Corp.	3
24	International Bancshares Corp.	517
4	Kearny Financial Corp.	47
2	Lakeland Bancorp, Inc.	24
—	Lakeland Financial Corp.	7
—	MainSource Financial Group, Inc.	5
2	MB Financial, Inc.	50
3	N B T Bancorp	78
4	National Penn Bancshares, Inc.	57
4	Newalliance Bancs	53
1	Oceanfirst Financial Corp.	18
3	Ocwen Financial Corp. (D)	24
5	Old National Bankcorp	87
3	Oriental Financial Group, Inc.	20
4	Pacific Capital Bancorp	64
2	PacWest Bancorp	40
1	Peapack-Gladstone Financial	37
1	Peoples Bancorp, Inc.	15
1	Prosperity Bancshares, Inc.	18
3	Provident Bankshares Corp.	31
5	Provident Financial Services, Inc.	72
5	Radian Group, Inc.	17
2	Republic Bancorp, Inc.	54
1	Rockville Financial, Inc.	20
2	S&T Bancorp, Inc.	71
—	S.Y. Bancorp, Inc.	3
—	Sandy Spring Bancorp, Inc.	4
3	Santander Bancorp	35
2	Simmons First National Corp.	53
2	Southside Bancshares, Inc.	47
1	Southwest Bancorp	18
1	Sterling Bancshares, Inc.	3
3	Sterling Financial Corp.	22
1	Suffolk Bancorp	47
1	Sun Bancorp, Inc. (D)	7
6	Susquehanna Bancshares, Inc.	91
—	SVB Financial Group (D)	8
33	Synovus Financial Corp.	274
3	Towne Bank	62
3	Trustco Bank Corp.	30
1	Trustmark Corp.	19
1	UMB Financial Corp.	39
5	Umpqua Holdings Corp.	72
1	United Bankshares, Inc.	20
4	United Community Financial Corp.	3
1	Univest Corp.	26
3	WesBanco, Inc.	68
2	Wilshire Bancorp, Inc.	21
1	Wintrust Financial Corp.	23
22	Zion Bancorp	539

		6,478

	Capital Goods — 9.1%
2	A.O. Smith Corp.	44
—	Actuant Corp. Class A	2
1	Acuity Brands, Inc.	35
14	AMETEK, Inc.	408
2	Ampco-Pittsburgh Corp.	32
4	Applied Industrial Technologies, Inc.	72
2	Applied Signal Technology	43
—	Arfon, Inc. (D)	7

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Capital Goods — (continued)
1	Baldor Electric Co.	$25
—	Beacon Roofing Supply, Inc. (D)	1
1	Belden, Inc.	19
2	Brady Corp. Class A	53
2	Briggs & Stratton Corp.	37
2	Ceradyne, Inc. (D)	34
1	CIRCOR International, Inc.	22
32	Clarcor, Inc.	1,075
2	Columbus McKinnon Corp. (D)	29
1	Commercial Vehicles Group, Inc. (D)	1
1	Cubic Corp.	14
1	Ducommun, Inc.	8
1	Dycom Industries, Inc. (D)	11
5	EMCOR Group, Inc. (D)	110
1	Encore Wire Corp.	13
3	Enpro Industries, Inc. (D)	69
3	Federal Signal Corp.	20
2	Gibralter Industries, Inc.	24
4	GrafTech International Ltd. (D)	32
2	Granite Construction, Inc.	101
1	Griffon Corp. (D)	8
1	H & E Equipment Services, Inc. (D)	4
31	Hexcel Corp. (D)	229
26	Huttig Building Products, Inc. (D)(H)	12
3	Insteel Industries, Inc.	33
—	Integrated Electrical Services, Inc. (D)	2
—	Kadant, Inc. (D)	1
22	Lincoln Electric Holdings, Inc.	1,136
6	Lydall, Inc. (D)	35
2	Mueller Industries, Inc.	38
6	Mueller Water Products, Inc.	46
1	NCI Building Systems, Inc. (D)	23
3	NN, Inc.	7
1	Perini Corp. (D)	12
32	Pike Electric Corp. (D)	387
2	Quanex Building Products Corp.	14
1	Regal-Beloit Corp.	42
1	Robbins & Myers, Inc.	16
18	Roper Industries, Inc.	781
2	SauerDanfoss, Inc.	14
—	Standex International	6
—	TAL International Group, Inc.	1
2	Tecumseh Products Co. Class A (D)	20
1	Thermadyne Holdings Corp. (D)	3
3	Tredegar Corp.	62
1	Trimas Corp. (D)	1
1	Twin Disc, Inc.	8
3	Wabash National Corp.	13
10	Watts Water Technologies, Inc.	245

		5,540

	Commercial & Professional Services — 8.5%
64	ABM Industries, Inc.	1,215
45	American Reprographics Co. LLC (D)	313
18	ATC Technology Corp. (D)	249
1	Bowne & Co., Inc.	8
1	Casella Waste Systems, Inc. (D)	2
7	Comfort Systems USA, Inc.	78
1	Consolidated Graphics, Inc. (D)	14
7	Copart, Inc. (D)	201
—	Courier Corp.	5
2	Deluxe Corp.	25
3	G & K Services, Inc. Class A	53
1	Heidrick & Struggles International, Inc.	11
2	Herman Miller, Inc.	19
3	HNI Corp.	43
4	Hudson Highland Group, Inc. (D)	14
2	ICT Group, Inc. (D)	10
6	Kelly Services, Inc.	74
—	Kforce, Inc. (D)	1
1	Knoll, Inc.	13
—	Korn/Ferry International (D)	5
1	M & F Worldwide Corp. (D)	20
52	McGrath RentCorp	1,094
1	MPS Group, Inc. (D)	8
15	Navigant Consulting, Inc. (D)	238
2	On Assignment, Inc. (D)	9
20	Resources Connection, Inc. (D)	328
16	School Specialty, Inc. (D)	289
24	Schwak, Inc.	275
3	Spherion Corp. (D)	6
—	Standard Parking Corp. (D)	8
2	Standard Register Co.	13
14	United Stationers, Inc. (D)	475
2	Viad Corp.	49
3	Waste Services, Inc. (D)	22

		5,187

	Consumer Durables & Apparel — 3.6%
5	American Greetings Corp. Class A	38
—	Beazer Homes USA, Inc. (D)	—
5	Blyth, Inc.	36
1	Brunswick Corp.	6
2	Callaway Golf Co.	15
5	Carter’s, Inc. (D)	96
3	Champion Enterprises, Inc. (D)	2
27	Cherokee, Inc.	465
—	CSS Industries, Inc.	2
1	Ethan Allen Interiors, Inc.	17
2	Furniture Brands International, Inc.	4
2	Hooker Furniture Corp.	14
1	Hovnanian Enterprises Class A (D)	2
3	Jakks Pacific, Inc. (D)	52
—	M/I Schottenstein Homes, Inc.	4
2	Maidenform Brands, Inc. (D)	15
—	Meritage Homes Corp. (D)	4
1	Movado Group	6
—	National Presto Industries, Inc.	15
—	Oxford Industries, Inc.	3
1	Palm Harbor Holmes, Inc. (D)	5
2	Polaris Industries, Inc.	63
17	RC2 Corp. (D)	174
2	Ryland Group, Inc.	30
1	Skechers U.S.A., Inc. Class A (D)	18
71	Tempur-Pedic International, Inc.	500
5	Timberland Co. Class A (D)	54
10	Unifirst Corp.	309
21	Volcom, Inc. (D)	223

		2,172

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)
	Consumer Services — 2.8%
2	AFC Enterprises, Inc. (D)	$10
1	Ameristar Casinos, Inc.	7
2	Bob Evans Farms, Inc.	39
3	California Pizza Kitchen, Inc. (D)	29
1	CEC Entertainment, Inc. (D)	24
1	Cracker Barrel Old Country Store, Inc.	23
—	Great Wolf Resorts, Inc. (D)	—
1	Jack in the Box, Inc. (D)	29
4	Jackson Hewitt Tax Service, Inc.	57
1	Marcus Corp.	11
29	Matthews International Corp. Class A	1,049
—	Monarch Casino & Resort, Inc. (D)	1
3	O’ Charley’s, Inc.	6
1	P. F. Chang’s China Bistro, Inc. (D)	23
16	Papa John’s International, Inc. (D)	295
—	Red Robin Gourmet Burgers, Inc. (D)	5
4	Regis Corp.	58
1	Ruby Tuesday, Inc. (D)	2
6	Stewart Enterprises, Inc.	19
1	Vail Resorts, Inc. (D)	16

		1,703

	Diversified Financials — 3.2%
10	Advance America Cash Advance Centers, Inc.	18
5	Apollo Investment Corp.	44
120	Ares Capital Corp.	764
—	Asset Acceptance (D)	1
—	BGC Partners, Inc.	1
2	Blackrock Kelso Capital Corp.	18
4	Broadpoint Securities Group (D)	11
1	Calamos Asset Management, Inc.	4
—	Capital Southwest Corp.	22
1	Cash America International, Inc.	38
4	Compass Diversified Holdings	39
2	Encore Capital Group, Inc. (D)	16
—	Evercore Partners, Inc.	3
2	Fifth Street Finance Corp.	15
25	Financial Federal Corp.	586
2	Hercules Technology Growth	16
6	Knight Capital Group, Inc. (D)	90
1	Kohlberg Capital Corp.	5
4	LaBranche & Co., Inc. (D)	18
7	MCG Capital Corp.	5
3	Nelnet, Inc.	37
6	Newstar Financial, Inc. (D)	24
4	NGP Capital Resources Co.	32
4	PennantPark Investment Corp.	13
1	Penson Worldwide, Inc. (D)	7
2	PHH Corp. (D)	22
2	Pico Holdings, Inc. (D)	56
—	Prospect Capital Corp.	1
1	Stifel Financial (D)	50
—	SWS Group, Inc.	8
—	Westwood Holdings Group, Inc.	3

		1,967

	Energy — 4.1%
—	Allis-Chalmers Energy, Inc. (D)	2
2	Bill Barrett Corp. (D)	36
1	Brigham Exploration Co. (D)	3
2	Callon Petroleum Corp. (D)	4
1	Complete Production Services, Inc. (D)	9
1	GMX Resources, Inc (D)	15
1	Gulfmark Offshore, Inc. (D)	31
2	Harvest Natural Resources, Inc. (D)	8
2	Hornbeck Offshore Services, Inc. (D)	28
8	Meridian Resource Corp. (D)	5
3	Newpark Resources, Inc. (D)	11
12	Oceaneering International, Inc. (D)	350
3	Parker Drilling Co. (D)	10
—	PetroQuest Energy, Inc. (D)	2
—	PHI, Inc. (D)	3
7	Pioneer Drilling Co. (D)	37
41	Quicksilver Resources, Inc. (D)	228
6	Rosetta Resources, Inc. (D)	42
3	Stone Energy Corp. (D)	29
2	Swift Energy Co. (D)	30
36	TETRA Technologies, Inc. (D)	173
1	Union Drilling, Inc. (D)	4
4	Vaalco Energy, Inc. (D)	26
38	World Fuel Services Corp.	1,424

		2,510

	Food & Staples Retailing — 0.4%
4	Casey’s General Stores, Inc.	89
1	Nash Finch Co.	49
—	Pantry, Inc. (D)	9
1	Ruddick Corp.	36
1	Spartan Stores, Inc.	28
1	Village Super Market, Inc.	29
1	Winn-Dixie Stores, Inc. (D)	22

		262

	Food, Beverage & Tobacco — 2.3%
1	Cal-Maine Foods, Inc.	26
3	Chiquita Brands International, Inc. (D)	46
1	Hain Celestial Group, Inc. (D)	9
18	J&J Snack Foods Corp.	635
1	National Beverage Co. (D)	11
10	Ralcorp Holdings, Inc. (D)	619
1	TreeHouse Foods, Inc. (D)	24
2	Universal Corp.	45

		1,415

	Health Care Equipment & Services — 9.5%
21	Advanced Medical Optics, Inc. (D)	135
—	Alliance Imaging, Inc. (D)	3
8	Amedisys, Inc. (D)	318
2	Amerigroup Corp. (D)	62
25	AMN Healthcare Services, Inc. (D)	211
2	AmSurg Corp. (D)	40
2	Assisted Living Concepts I-A (D)	8
1	Cardiac Science Corp. (D)	10
5	Centene Corp. (D)	95
14	Chemed Corp.	557
1	CONMED Corp. (D)	34
10	Cooper Co., Inc.	156
13	Emergency Medical Services (D)	464
—	Five Star Quality Care, Inc. (D)	—
—	Gentiva Health Services, Inc. (D)	3
1	Greatbatch, Inc. (D)	29

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Health Care Equipment & Services — (continued)
1	HealthSouth Corp. (D)	$12
5	Healthspring, Inc. (D)	104
15	ICU Medical, Inc. (D)	481
4	Invacare Corp.	67
3	Kindred Healthcare, Inc. (D)	44
17	Landauer, Inc.	1,239
8	Magellan Health Services, Inc. (D)	317
2	Molina Healthcare, Inc. (D)	32
—	Odyssey HealthCare, Inc. (D)	4
28	Owens & Minor, Inc.	1,050
1	PharMerica Corp. (D)	22
3	Rehabcare Group, Inc. (D)	39
1	Universal American Financial Corp. (D)	11
17	Young Innovations, Inc.	256

		5,803

	Household & Personal Products — 4.3%
7	Central Garden & Pet Co. Class A (D)	43
20	Chattem, Inc. (D)	1,402
8	Prestige Brands Holdings, Inc. (D)	83
39	WD40 Co.	1,098

		2,626

	Insurance — 3.7%
9	AMBAC Financial Group, Inc.	11
9	American Equity Investment Life Holding Co.	64
1	American Physicians Capital, Inc.	58
1	Amerisafe, Inc. (D)	12
4	Amtrust Financial Services	44
1	Argo Group International Holdings Ltd. (D)	42
5	Aspen Insurance Holdings Ltd.	129
4	Assured Guaranty Ltd.	46
2	CNA Surety Corp. (D)	40
5	Employers Holdings, Inc.	76
5	Flagstone Reinsurance Holdings	48
—	FPIC Insurance Group, Inc. (D)	4
—	Greenlight Capital Re Ltd. Class A (D)	5
—	Harleysville Group, Inc.	4
39	Horace Mann Educators Corp.	350
2	Infinity Property & Casualty Corp.	70
3	IPC Holdings Ltd.	102
1	Kansas City Life Insurance Co.	26
—	Max Capital Group Ltd.	2
7	Montpelier Re Holdings Ltd.	109
4	National Financial Partners Corp.	12
1	Navigators Group, Inc. (D)	49
—	Odyssey Re Holdings Corp.	16
8	Phoenix Cos.	27
3	Platinum Underwriters Holdings Ltd.	115
3	PMA Capital Corp. Class A (D)	18
2	ProAssurance Corp. (D)	111
1	RLI Corp.	31
1	Safety Insurance Group, Inc.	46
3	Seabright Insurance Holdings (D)	38
22	Selective Insurance Group	488
1	Validus Holdings Ltd.	26
1	Zenith National Insurance Corp.	16

		2,235

	Materials — 3.3%
2	A. Schulman, Inc.	36
30	Balchem Corp.	740
7	Buckeye Technologies, Inc. (D)	25
4	BWAY Holding Co. (D)	31
—	Clearwater Paper Corp. (D)	—
44	Glatfelter	404
3	H.B. Fuller Co.	55
2	Headwaters, Inc. (D)	16
8	Hecla Mining Co. (D)	21
2	Innophos Holdings, Inc.	34
2	Minerals Technologies, Inc.	78
19	Neenah Paper, Inc.	168
6	Olin Corp.	114
—	OM Group, Inc. (D)	6
1	Rock Tenn Co. Class A	38
2	Rockwood Holdings, Inc. (D)	23
—	Royal Gold, Inc.	20
—	RTI International Metals, Inc. (D)	1
3	Sensient Technologies Corp.	67
—	Silgan Holdings, Inc.	19
1	Spartech Corp.	7
—	Stepan Co.	9
2	Stillwater Mining Co. (D)	9
—	Universal Stainless & Alloy Products (D)	6
3	W.R. Grace & Co. (D)	15
1	Wausau Paper Corp.	13
8	Worthington Industries, Inc.	88

		2,043

	Media — 0.7%
2	A.H. Belo Corp. Class A	4
1	Belo Corp. Class A	1
15	Central European Media Enterprises Ltd. (D)	326
3	Crown Media Holdings, Inc. (D)	9
2	Journal Communications, Inc.	5
3	Knology, Inc. (D)	18
—	Lin TV Corp. (D)	—
10	Mediacom Communications Corp. (D)	43
1	R.H. Donnelley Corp. (D)	—
5	RCN Corp. (D)	28
1	RHI Entertainment, Inc. (D)	4

		438

	Pharmaceuticals, Biotechnology & Life Sciences — 1.2%
2	Affymetrix, Inc. (D)	6
—	Albany Molecular Research, Inc. (D)	2
4	Bio-Rad Laboratories, Inc. Class A (D)	331
5	Covance, Inc. (D)	230
2	Emergent Biosolutions, Inc. (D)	47
1	PharmaNet Development Group, Inc. (D)	1
2	Valeant Pharmaceuticals International (D)	39
7	ViroPharma, Inc. (D)	86

		742

	Real Estate — 4.0%
—	Alexander’s, Inc.	25
1	American Campus Communities, Inc.	10
6	Anthracite Capital, Inc.	13
9	Anworth Mortgage Asset Corp.	60
10	Ashford Hospitality Trust, Inc.	11

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Real Estate — (continued)
4	Associated Estates Realty	$38
3	Biomed Realty Trust, Inc.	32
8	CapLease, Inc.	13
6	Cedar Shopping Court	43
—	Cogdell Spencer, Inc.	4
2	Colonial Properties Trust	18
1	Corporate Office Properties	37
13	DCT Industrial Trust, Inc.	67
11	Diamondrock Hospitality	55
4	DuPont Fabros Technology, Inc.	9
5	Education Realty Trust, Inc.	27
29	Entertainment Properties Trust	849
2	Extra Space Storage, Inc.	21
6	Felcor Lodging Trust, Inc.	12
4	First Industrial Realty Trust, Inc.	32
4	First Potomac Realty Trust	34
20	Friedman Billings Ramsey Group, Inc. (D)	3
3	Getty Realty Corp.	55
7	Glimcher Realty Trust	19
4	Gramercy Capital Corp.	5
1	Healthcare Realty Trust, Inc.	21
8	Hersha Hospitality Trust	24
4	Highwoods Properties, Inc.	115
—	Home Properties of New York, Inc.	4
1	JER Investors Trust, Inc.	1
3	LaSalle Hotel Properties	38
7	Lexington Realty Trust	36
7	Medical Properties Trust, Inc.	42
14	MFA Mortgage Investments, Inc.	82
2	Mid-America Apartment Communities, Inc.	56
1	National Health Investors, Inc.	25
5	National Retail Properties, Inc.	86
1	Newcastle Investment Corp.	1
4	Northstar Realty Finance Corp.	14
1	Omega Healthcare Investors	11
2	Parkway Properties, Inc.	38
4	Penn Real Estate Investment Trust	28
—	Post Properties, Inc.	3
—	Potlatch Corp.	5
1	PS Business Parks, Inc.	54
11	RAIT Financial Trust	27
3	Realty Income Corp.	67
1	Redwood Trust, Inc.	9
7	Resource Capital Corp.	26
3	Senior Housing Properties Trust	52
10	Strategic Hotels & Resorts, Inc.	16
5	Sunstone Hotel Investors, Inc.	32
7	U-Store-It	32

		2,437

	Retailing — 2.0%
2	Aaron Rents, Inc.	61
6	Blockbuster, Inc. Class A (D)	7
91	Borders Group, Inc.	36
1	Brown Shoe Co., Inc.	9
1	Build-A-Bear Workshop, Inc. (D)	5
5	Cato Corp.	74
—	Charming Shoppes, Inc. (D)	1
6	Chico’s FAS, Inc. (D)	25
1	Children’s Place Retail Stores, Inc. (D)	20
1	Collective Brands, Inc. (D)	9
—	Conns, Inc. (D)	1
—	Core-Mark Holding Co., Inc. (D)	9
5	Dress Barn, Inc. (D)	53
1	Genesco, Inc. (D)	22
18	Group 1 Automotive, Inc.	194
13	Gymboree Corp. (D)	339
5	Hot Topic, Inc. (D)	45
3	Jo-Ann Stores, Inc. (D)	48
—	JOS A. Bank Clothiers, Inc. (D)	10
3	Men’s Wearhouse, Inc.	41
—	Monroe Muffler, Inc.	10
7	New York & Co., Inc. (D)	17
1	Pep Boys-Manny Moe & Jack	2
5	Rent-A-Center, Inc. (D)	95
5	Retail Ventures, Inc. (D)	18
1	Shoe Carnival, Inc. (D)	13
2	Systemax, Inc.	17
1	Tractor Supply Co. (D)	43

		1,224

	Semiconductors & Semiconductor Equipment — 1.7%
3	Actel Corp. (D)	34
8	Amkor Technology, Inc. (D)	17
6	Applied Micro Circuits Corp. (D)	24
2	Brooks Automation, Inc. (D)	11
2	Cirrus Logic, Inc. (D)	5
2	Cymer, Inc. (D)	35
201	Entegris, Inc. (D)	439
1	IXYS Corp.	10
1	LTX — Credence Corp. (D)	—
4	MKS Instruments, Inc. (D)	56
6	OmniVision Technologies, Inc. (D)	34
1	Photronics, Inc. (D)	1
4	RF Micro Devices, Inc. (D)	3
25	Silicon Storage Technology, Inc. (D)	56
3	Skyworks Solutions, Inc. (D)	18
18	Spansion, Inc. (D)	3
—	Standard Microsystems Corp. (D)	2
2	TriQuint Semiconductor, Inc. (D)	6
15	Varian Semiconductor Equipment Associates, Inc. (D)	272
2	Zoran Corp. (D)	14

		1,040

	Services — 0.0%
3	Live Nation, Inc. (D)	14
	Software & Services — 6.9%
12	Acxiom Corp.	95
7	CACI International, Inc. Class A (D)	329
3	Cass Information Systems, Inc.	94
4	CIBER, Inc. (D)	21
18	Computer Services, Inc.	414
3	CSG Systems International, Inc. (D)	59
33	DealerTrack Holdings, Inc. (D)	392
2	Fair Isaac, Inc.	34
2	Global Cash Access, Inc. (D)	4

The accompanying notes are an integral part of these financial statements.

		Market
Shares		Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
3	Infospace, Inc.	$24
1	Internap Network Services Corp. (D)	3
2	Interwoven, Inc. (D)	24
5	JDA Software Group, Inc. (D)	60
1	Kenexa Corp. (D)	7
1	Limelight Networks, Inc. (D)	4
1	MAXIMUS, Inc.	32
1	ModusLink Global Solutions, Inc. (D)	3
40	MSC.Software Corp. (D)	264
2	Ness Technologies, Inc. (D)	7
5	OpenTV Corp. (D)	6
1	Parametric Technology Corp. (D)	6
6	Perot Systems Corp. Class A (D)	77
2	Progress Software Corp. (D)	44
—	Quest Software, Inc. (D)	1
11	Solera Holdings, Inc. (D)	265
3	Sybase, Inc. (D)	84
51	Syntel, Inc.	1,179
16	Tibco Software, Inc. (D)	85
122	Unisys Corp. (D)	104
4	United Online, Inc.	23
90	VeriFone Holdings, Inc. (D)	441
1	Vignette Corp. (D)	6

		4,191

	Technology Hardware & Equipment — 3.3%
14	3Com Corp. (D)	32
—	Adaptec, Inc. (D)	1
—	ADTRAN, Inc.	3
—	Anaren Microwave, Inc. (D)	4
2	Arris Group, Inc. (D)	19
28	Avid Technology, Inc. (D)	300
2	Avocent Corp. (D)	38
8	Benchmark Electronics, Inc. (D)	103
1	Black Box Corp.	37
4	Checkpoint Systems, Inc. (D)	38
4	Coherent, Inc. (D)	86
4	CTS Corp.	20
—	Digi International, Inc. (D)	1
33	Electronics for Imaging, Inc. (D)	316
6	Emulex Corp. (D)	43
3	Harris Stratex Networks Class A (D)	13
2	Hutchinson Technology, Inc. (D)	6
1	Hypercom Corp. (D)	1
3	Imation Corp.	35
4	Insight Enterprises, Inc. (D)	24
39	Jabil Circuit, Inc.	260
1	Measurement Specialties, Inc. (D)	8
3	Methode Electronics, Inc.	22
—	MTS Systems Corp.	5
—	NETGEAR, Inc. (D)	2
1	Park Electrochemical Corp.	9
6	PC-Tel, Inc.	36
5	Plantronics, Inc.	66
19	Plexus Corp. (D)	322
—	Polycom, Inc. (D)	3
1	Powerwave Technologies, Inc. (D)	—
13	Quantum Corp. (D)	5
3	Rackable Systems, Inc. (D)	10
3	Rogers Corp. (D)	69
41	Sanmina-Sci Corp. (D)	19
4	Symmetricom, Inc. (D)	16
3	Tekelec (D)	44
4	TTM Technologies, Inc. (D)	19

		2,035

	Telecommunication Services — 1.1%
21	Cincinnati Bell, Inc. (D)	41
49	General Communication, Inc. Class A (D)	392
1	Global Crossing Ltd. (D)	10
1	ICO Global Communications Holdings Ltd. (D)	1
15	iPCS, Inc. (D)	100
4	Premiere Global Services, Inc. (D)	30
—	Shenandoah Telecommunications Co.	6
3	Syniverse Holdings, Inc. (D)	34
2	USA Mobility, Inc.	28

		642

	Transportation — 4.4%
3	Alaska Air Group, Inc. (D)	82
—	Amerco, Inc. (D)	7
2	Arkansas Best Corp.	60
4	Celadon Group, Inc. (D)	32
21	Forward Air Corp.	510
1	Genesee & Wyoming, Inc. Class A (D)	18
4	Hawaiian Holdings, Inc. (D)	24
3	Heartland Express, Inc.	46
7	JetBlue Airways Corp. (D)	53
41	Landstar System, Inc.	1,568
1	Marten Transport Ltd. (D)	23
—	Old Dominion Freight Line, Inc. (D)	9
3	Pacer International, Inc.	35
2	Republic Airways Holdings, Inc. (D)	23
2	Saia, Inc. (D)	20
4	SkyWest, Inc.	74
—	UAL Corp.	3
4	US Airways Group, Inc. (D)	29
3	Werner Enterprises, Inc.	57
2	YRC Worldwide, Inc. (D)	6

		2,679

	Utilities — 2.5%
1	Allete, Inc.	26
—	American States Water	7
6	Avista Corp.	116
1	California Water Service Group	51
—	Central Vermont Public Service Corp.	7
1	CH Energy Group	26
1	Chesapeake Utilities Corp.	31
4	Cleco Corp.	98
24	El Paso Electric Co. (D)	432
2	IDACORP, Inc.	65
1	Laclede Group, Inc.	23
—	MGE Energy, Inc.	10
—	Middlesex Water Co.	3
—	Nicor, Inc.	7
2	Northwest Natural Gas Co.	97
1	Piedmont Natural Gas	29
6	Portland General Electric Co.	119
1	South Jersey Industries, Inc.	44

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Utilities — (continued)
5	Southwest Gas Corp.		$124
2	UIL Holdings Corp.		57
2	Westar Energy, Inc.		45
4	WGL Holdings, Inc.		131

			1,548

	Total common stock (cost $76,622)		$57,179

PREFERRED STOCK — 0.5%
	Banks — 0.5%
—	East West Bancorp, Inc. 8.00% (H)(X)		$326

	Total preferred stock (cost $302)		$326

	Total long-term investments (cost $76,924)		$57,505

SHORT-TERM INVESTMENTS — 4.6%
	Investment Pools and Funds — 4.6%
390	Federated Investors Prime Obligations Fund		390
2,411	State Street Bank Money Market Fund		2,411

	Total short-term investments (cost $2,801)		$2,801

	Total investments (cost $79,725) (C)	98.7%	$60,306
	Other assets and liabilities	1.3%	785

	Total net assets	100.0%	$61,091

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.10% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $80,219 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,616
Unrealized Depreciation	(22,529)

Net Unrealized Depreciation	$(19,913)

(D)	Currently non-income producing.

(X)	Convertible security.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period			Cost
Acquired	Shares	Security	Basis

04/2008	—	East West Bancorp, Inc. — Preferred	$302
03/2006 –
05/2006	26	Huttig Building Products, Inc.	228

The aggregate value of these securities at December 31, 2008 was $338 which represents 0.55% of total net assets.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

Russell 2000 Mini	8	Long	Mar 2009	$19

* The number of contracts does not omit 000’s.

Cash of $55 was pledged as initial margin deposit for open futures contracts at December 31,2008.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 99.3%
	Automobiles & Components — 0.5%
475	Honda Motor Co., Ltd.	$10,098
	Banks — 4.4%
633	Banco Itau Holding Financeira S.A. ADR	7,341
4,038	National City Corp.	7,308
500	Standard Chartered plc	6,488
3,669	Washington Mutual, Inc. Private Placement (A)(H)	71
2,416	Wells Fargo & Co.	71,235

		92,443

	Capital Goods — 5.1%
403	Cummins, Inc.	10,783
3,571	General Electric Co.	57,855
583	Honeywell International, Inc.	19,153
268	Siemens AG ADR	20,286

		108,077

	Commercial & Professional Services — 0.4%
690	Monster Worldwide, Inc. (D)	8,343
	Diversified Financials — 11.7%
548	Ameriprise Financial, Inc.	12,806
2,791	Bank of America Corp.	39,302
1,463	Citigroup, Inc.	9,818
2,274	Discover Financial Services, Inc.	21,670
470	Goldman Sachs Group, Inc.	39,646
2,252	Invesco Ltd.	32,523
2,177	JP Morgan Chase & Co.	68,625
1,544	UBS AG ADR (D)	22,079

		246,469

	Energy — 13.6%
627	Cameco Corp.	10,823
193	Canadian Natural Resources Ltd. ADR	7,716
289	Consol Energy, Inc.	8,245
174	EnCana Corp.	8,064
177	EOG Resources, Inc.	11,791
887	Exxon Mobil Corp.	70,801
802	Hess Corp.	43,014
1,037	Marathon Oil Corp.	28,362
1,202	OAO Gazprom Class S ADR	17,134
179	Occidental Petroleum Corp.	10,756
945	Petroleo Brasileiro S.A. ADR	23,138
310	Reliance Industries GDR (I)	15,707
230	Schlumberger Ltd.	9,749
345	Suncor Energy, Inc. ADR	6,733
359	XTO Energy, Inc.	12,662

		284,695

	Food & Staples Retailing — 4.8%
1,183	Safeway, Inc.	28,120
1,061	Supervalu, Inc.	15,497
791	Walgreen Co.	19,517
657	Wal-Mart Stores, Inc.	36,803

		99,937

	Food, Beverage & Tobacco — 3.4%
4	Japan Tobacco, Inc.	11,822
861	PepsiCo, Inc.	47,130
487	Unilever N.V. NY Shares ADR	11,951

		70,903

	Health Care Equipment & Services — 4.7%
79	Intuitive Surgical, Inc. (D)	10,083
283	McKesson Corp.	10,941
850	Medtronic, Inc.	26,701
1,876	UnitedHealth Group, Inc.	49,912

		97,637

	Household & Personal Products — 0.5%
170	Procter & Gamble Co.	10,497
	Insurance — 0.8%
261	ACE Ltd.	13,837
46	PartnerRe Ltd.	3,285

		17,122

	Materials — 3.1%
865	Cliff’s Natural Resources, Inc.	22,158
494	Freeport-McMoRan Copper & Gold, Inc.	12,068
121	Monsanto Co.	8,498
292	Potash Corp. of Saskatchewan, Inc.	21,366

		64,090

	Media — 5.1%
3,062	Comcast Corp. Class A	51,678
3,009	Time Warner, Inc.	30,269
1,367	Viacom, Inc. Class B (D)	26,051

		107,998

	Pharmaceuticals, Biotechnology & Life Sciences — 11.3%
274	AstraZeneca plc	11,365
436	Bristol-Myers Squibb Co.	10,130
490	Daiichi Sankyo Co., Ltd.	11,583
35	Eisai Co., Ltd.	1,459
2,489	Elan Corp. plc ADR (D)	14,936
626	Eli Lilly & Co.	25,225
611	Merck & Co., Inc.	18,587
2,364	Schering-Plough Corp.	40,256
927	Shionogi & Co., Ltd.	23,927
392	UCB S.A.	12,850
538	Vertex Pharmaceuticals, Inc. (D)	16,341
1,364	Wyeth	51,164

		237,823

	Retailing — 5.6%
440	Bed Bath & Beyond, Inc. (D)	11,172
471	Best Buy Co., Inc.	13,247
10,986	Buck Holdings L.P. (A)(D)(H)	10,579
862	Kohl’s Corp. (D)	31,197
593	Lowe’s Co., Inc.	12,756
669	Nordstrom, Inc.	8,910
1,619	Staples, Inc.	29,005

		116,866

	Semiconductors & Semiconductor Equipment — 4.5%
2,059	Applied Materials, Inc.	20,857
900	Lam Research Corp. (D)	19,160
2,691	Maxim Integrated Products, Inc.	30,731
1,557	Texas Instruments, Inc.	24,162

		94,910

	Software & Services — 6.1%
344	Accenture Ltd. Class A	11,293
1,643	Electronic Arts, Inc. (D)	26,354
100	Google, Inc. (D)	30,889
2,443	Microsoft Corp.	47,486
898	Western Union Co.	12,884

		128,906

	Technology Hardware & Equipment — 8.0%
437	Apple, Inc. (D)	37,324
3,861	Cisco Systems, Inc. (D)	62,926
2,499	Flextronics International Ltd. (D)	6,396
1,157	NetApp, Inc. (D)	16,166
902	Qualcomm, Inc.	32,326
322	Research In Motion Ltd. (D)	13,067
54	Seagate Technology	239

		168,444

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)
	Telecommunication Services — 1.3%
1,767	MetroPCS Communications, Inc. (D)		$26,243
	Transportation — 4.4%
2,858	Delta Air Lines, Inc. (D)		32,757
431	FedEx Corp.		27,655
581	United Parcel Service, Inc. Class B		32,054

			92,466

	Total common stock (cost $3,111,147)		$2,083,967

WARRANTS — 0.0%
	Banks — 0.0%
459	Washington Mutual, Inc. Private Placement (A)(H)		$—

	Total warrants (cost $— )		$—

	Total long-term investments (cost $3,111,147)		$2,083,967

Principal
Amount

SHORT-TERM INVESTMENTS — 0.4%
	Repurchase Agreements — 0.4%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $6, collateralized by U.S. Treasury Note 4.50%, 2009, value of $6)
$6	0.03% dated 12/31/2008		$6
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,657, collateralized by FNMA 5.00%, 2035 — 2038, value of $2,710)
2,657	0.08% dated 12/31/2008		2,657
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $117, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $119)
117	0.07% dated 12/31/2008		117
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,570, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $2,621)
2,570	0.10% dated 12/31/2008		2,570
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $2,365, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $2,412)
2,365	0.05% dated 12/31/2008		2,365
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $321, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $328)
321	0.07% dated 12/31/2008		321

	Total short-term investments (cost $8,036)		$8,036

	Total investments (cost $3,119,183) (C)	99.7%	$2,092,003
	Other assets and liabilities	0.3%	6,655

	Total net assets	100.0%	$2,098,658

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.82% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $3,203,923 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,510
Unrealized Depreciation	(1,152,430)

Net Unrealized Depreciation	$(1,111,920)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $10,650, which represents 0.51% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $15,707, which represents 0.75% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$10,997
04/2008	3,669	Washington Mutual, Inc. Private Placement	32,100
07/2008	459	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at December 31, 2008 was $10,650 which represents 0.51% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Japanese Yen (Sell)	$1,241	$1,245	01/05/09	$4
Japanese Yen (Sell)	1,696	1,708	01/06/09	12
Japanese Yen (Sell)	1,877	1,886	01/07/09	9

				$25

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 9.7%
	Finance — 9.7%
	Banc of America Commercial Mortgage, Inc.
$83,058	4.52%, 09/11/2036 (H)(?)	$1,082
	Banc of America Securities Automotive Trust
5,880	4.49%, 02/18/2013 (H)	5,874
	Bayview Commercial Asset Trust
47,108	7.00%, 07/25/2037 (H)(?)	3,651
77,172	7.50%, 09/25/2037 (H)(?)	6,305
	Bayview Financial Acquisition Trust
4,430	2.12%, 05/28/2037 (H)(L)	620
	Bear Stearns Commercial Mortgage Securities, Inc.
57,397	4.07%, 07/11/2042 (H)(?)	1,213
48,541	4.12%, 11/11/2041 (H)(?)	841
14,400	4.83%, 11/11/2041	12,443
9,595	5.33%, 02/11/2044	7,395
10,765	5.74%, 09/11/2042 (L)	8,409
	CBA Commercial Small Balance Commercial Mortgage Class X1
70,894	7.00%, 06/25/2038 (A)(H)(?)	5,217
	CBA Commercial Small Balance Commercial Mortgage Class X2
40,958	7.00%, 07/25/2035 (A)(H)(?)	2,394
	Citigroup Commercial Mortgage Trust
8,342	5.27%, 10/15/2049	7,868
10,145	5.41%, 10/15/2049	7,564
16,300	5.72%, 03/15/2049 (L)	12,781
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 (A)(H)	—
35,509	5.91%, 07/25/2037 (H)(L)	20,944
11,375	6.10%, 12/10/2049 (L)	8,519
1,387	12.00%, 01/25/2037 (A)(H)	42
	Countrywide Asset-Backed Certificates
1,549	5.46%, 07/25/2035	714
	Countrywide Home Loans, Inc.
40,005	6.00%, 10/25/2037 (H)	25,978
	Credit-Based Asset Servicing and Securitization
3,136	0.74%, 05/25/2036 (H)(L)	1,266
4,735	5.86%, 04/25/2037	2,518
	CS First Boston Mortgage Securities Corp.
1,835	4.51%, 07/15/2037	1,688
	DB Master Finance LLC
12,470	5.78%, 06/20/2031 (I)	9,252
	First Horizon Mortgage Pass-Through Trust
51,522	5.83%, 05/25/2037 (H)(L)	28,360
	Ford Credit Floorplan Master Owner Trust
9,400	1.37%, 06/15/2011 (H)(L)	9,075
	GE Business Loan Trust
8,746	2.19%, 05/15/2034 (I)(L)	1,325
210,181	6.14%, 05/15/2034 (H)(?)	885
	GMAC Commercial Mortgage Securities, Inc.
12,000	4.86%, 12/10/2041	9,916
	Goldman Sachs Mortgage Securities Corp. II
137,437	4.38%, 08/10/2038 (H)(?)	767
	Green Tree Financial Corp.
1,192	7.24%, 06/15/2028	967
	Greenwich Capital Commercial Funding Corp.
20,500	5.74%, 12/10/2049 (L)	15,305
14,160	5.91%, 07/10/2038 (L)	11,051
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 (A)(H)	596
	JP Morgan Chase Commercial Mortgage Securities Corp.
585,231	4.82%, 08/12/2037 (?)	1,266
19,980	5.18%, 12/15/2044 (L)	16,013
14,643	5.42%, 01/15/2049	10,352
435,647	5.42%, 05/12/2045 (?)	6,512
15,900	5.47%, 04/15/2043 (L)	12,367
20,090	5.54%, 12/12/2043 (L)	4,217
6,956	5.83%, 02/15/2051	5,423
	LB-UBS Commercial Mortgage Trust
4,750	5.45%, 11/15/2038 (L)	1,007
11,890	5.48%, 11/15/2038 (L)	2,444
	Lehman Brothers Small Balance Commercial
4,921	5.52%, 09/25/2030 (A)(H)	3,508
5,180	5.62%, 09/25/2036 (H)	4,489
	Marlin Leasing Receivables LLC
13,390	5.33%, 09/16/2013 (H)	12,910
	Merrill Lynch Mortgage Trust
55,740	3.96%, 10/12/2041 (H)(?)	929
	Morgan Stanley Capital I
9,180	4.97%, 04/14/2040	7,711
8,865	5.65%, 12/15/2044	6,454
	Morgan Stanley Dean Witter Capital I
19,046	0.01%, 08/25/2032 (A)(H)(?)	—
	Nationstar Home Equity Loan Trust
211	9.97%, 03/25/2037 (H)(L)	6
	North Street Referenced Linked Notes
3,900	4.52%, 08/01/2010 (H)(L)	2,028
	Option One Mortgage Loan Trust Class M6
3,875	6.99%, 03/25/2037 (H)	366
	Option One Mortgage Loan Trust Class M7
2,575	6.99%, 03/25/2037 (H)	205
	Option One Mortgage Loan Trust Class M8
2,525	6.99%, 03/25/2037 (H)	175
	Popular ABS Mortgage Pass-Through Trust
3,775	4.75%, 12/25/2034	3,104
2,609	5.42%, 04/25/2035 (H)	1,952
	Renaissance Home Equity Loan Trust
3,891	5.36%, 05/25/2035 (H)	2,341
6,480	5.75%, 05/25/2036 (H)(L)	4,943
	Renaissance Home Equity Loan Trust Class M5
4,300	7.00%, 09/25/2037 (H)	241
	Renaissance Home Equity Loan Trust Class M8
5,375	7.00%, 09/25/2037 (H)	180
	Soundview NIM Trust
369	0.00%, 12/25/2036 (D)(H)	9
	Swift Master Automotive Receivables Trust
17,050	1.85%, 10/15/2012 (H)(L)	11,015

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Wachovia Bank Commercial Mortgage Trust
$47,086	3.65%, 02/15/2041 (H)(?)	$703
1,835	4.52%, 05/15/2044	1,672
6,930	5.42%, 01/15/2045	6,025
2,088,656	10.00%, 02/15/2051 (H)(?)	2,359
	Wamu Commercial Mortgage Securities Trust
19,570	6.14%, 03/23/2045 (H)(L)	4,893
	Wells Fargo Alternative Loan Trust
12,953	6.25%, 11/25/2037 (H)	6,715

	Total asset & commercial mortgage backed securities (cost $564,181)	$377,359

CORPORATE BONDS: INVESTMENT GRADE — 36.8%
	Basic Materials — 0.2%
	Kimberly-Clark Corp.
$4,418	7.50%, 11/01/2018	$5,203
	Rohm & Haas Holdings
3,799	5.60%, 03/15/2013	3,668

		8,871

	Capital Goods — 0.9%
	Caterpillar, Inc.
2,226	8.25%, 12/15/2038	2,744
	United Technologies Corp.
12,025	6.13%, 02/01/2019	12,865
	Xerox Corp.
23,590	6.35%, 05/15/2018	18,450

		34,059

	Consumer Cyclical — 1.5%
	Altria Group, Inc.
14,632	9.70%, 11/10/2018	15,815
	CRH America, Inc.
4,380	8.13%, 07/15/2018	3,162
	Home Depot, Inc.
3,995	5.88%, 12/16/2036	3,133
	Kroger Co.
7,830	6.15%, 01/15/2020	7,725
	SABMiller plc
6,725	5.70%, 01/15/2014 (I)	6,200
	Safeway, Inc.
5,972	5.80%, 08/15/2012	5,937
3,287	6.25%, 03/15/2014	3,304
	Tesco plc
11,806	5.50%, 11/15/2017 (I)	10,944
	Wal-Mart Stores, Inc.
3,148	6.50%, 08/15/2037	3,738

		59,958

	Consumer Staples — 1.8%
	Clorox Co.
2,340	5.95%, 10/15/2017	2,214
	Diageo Capital plc
8,925	5.50%, 09/30/2016	8,555
	Diageo Finance B.V.
5,300	5.30%, 10/28/2015	5,102
11,414	5.50%, 04/01/2013	11,348
	General Mills, Inc.
5,870	5.70%, 02/15/2017	5,900
	PepsiCo, Inc.
20,474	7.90%, 11/01/2018	25,094
	Philip Morris International, Inc.
10,050	6.88%, 03/17/2014	10,562

		68,775

	Energy — 1.8%
	Canadian National Resources Ltd.
1,689	6.25%, 03/15/2038	1,328
10,165	6.50%, 02/15/2037	8,298
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	3,747
5,190	5.38%, 04/15/2013	5,108
	Enterprise Products Operations LLC
8,848	6.50%, 01/31/2019	7,444
	Petro-Canada
12,815	5.95%, 05/15/2035	8,814
	Ras Laffan Liquefied Natural Gas Co., Ltd.
946	3.44%, 09/15/2009 (I)	892
16,410	5.30%, 09/30/2020 (I)	11,692
	Sempra Energy
9,495	9.80%, 02/15/2019	10,593
	Shell International Finance B.V.
9,560	6.38%, 12/15/2038	10,755
	TNK-BP Finance S.A.
4,000	7.50%, 03/13/2013 (I)	2,480

		71,151

	Finance — 12.2%
	ABX Financing Co.
10,013	6.35%, 10/15/2036 (I)	7,792
	American Capital Strategies Ltd.
10,577	6.85%, 08/01/2012	4,428
	American Express Co.
8,385	5.50%, 04/16/2013	7,943
8,587	5.55%, 10/17/2012	8,157
	American Real Estate Partners L.P.
5,055	7.13%, 02/15/2013	3,488
	Americo Life, Inc.
75	7.88%, 05/01/2013 (H)	71
	Amvescap plc
18,030	4.50%, 12/15/2009	16,951
3,544	5.38%, 02/27/2013	3,148
	Army Hawaii Family Housing Trust Certificates
5,370	5.52%, 06/15/2050 (I)	3,694
	BAE Systems Holdings, Inc.
10,204	5.20%, 08/15/2015 (I)	9,492
	Bank of America Corp.
12,600	5.65%, 05/01/2018	12,675
8,674	8.00%, 01/30/2018 (L)	6,239
	Bank of New York Institutional Capital Trust
200	7.78%, 12/01/2026 (I)	179
	Berkshire Hathaway Finance Corp.
5,454	4.60%, 05/15/2013	5,454
5,023	5.00%, 08/15/2013	5,110
	BP Capital Markets plc
17,750	5.25%, 11/07/2013	18,530
	Centura Capital Trust I
250	8.85%, 06/01/2027 (H)	266

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Finance — (continued)
		CIT Group, Inc.
	1,353	6.10%, 03/15/2067 (L)	$418
		Citigroup, Inc.
	11,515	8.30%, 12/21/2057 (L)	8,881
	8,523	8.40%, 04/30/2018 (L)(CC)	5,628
		Comerica Capital Trust II
	9,096	6.58%, 02/20/2037 (L)	3,652
		Corpoacion Andina De Fomento
	1,020	5.20%, 05/21/2013	908
	880	5.75%, 01/12/2017	736
		COX Communications, Inc.
	10,240	5.45%, 12/15/2014	8,955
	9,020	6.25%, 06/01/2018 (I)	8,006
		Credit Agricole S.A.
	18,461	6.64%, 05/31/2017 (I)(L)(CC)	8,268
		Credit Suisse New York
	6,228	6.00%, 02/15/2018	5,719
		Deutsche Bank AG London
	8,129	4.88%, 05/20/2013	7,981
		Duke Capital LLC
	8,489	6.25%, 02/15/2013	8,077
		ERAC USA Finance Co.
	7,300	5.60%, 05/01/2015 (I)	5,385
		General Electric Capital Corp.
	7,090	5.63%, 05/01/2018	7,141
	18,350	6.37%, 11/15/2067 (L)	11,534
		Goldman Sachs Capital Trust II
	20,041	5.79%, 06/01/2012 (L)(CC)	7,704
		International Lease Finance Corp.
	5,385	6.38%, 03/25/2013	3,658
		Janus Capital Group, Inc.
	18,425	6.70%, 06/15/2017	13,733
		JP Morgan Chase & Co.
	15,343	7.90%, 04/30/2018 (CC)	12,763
		Lincoln National Corp.
	16,423	6.05%, 04/20/2067	6,569
		MBNA America Bank N.A.
	14,400	7.13%, 11/15/2012 (I)	14,724
		Mellon Capital IV
	13,374	6.24%, 06/20/2012 (L)(CC)	8,206
		National City Bank of Ohio
	1,100	4.50%, 03/15/2010	1,059
		National City Corp.
	14,683	12.00%, 12/10/2012 (CC)	13,701
		Northgroup Preferred Capital Corp.
	11,208	6.38%, 10/15/2017 (H)(L)(CC)	5,277
		NYSE Euronext
	7,596	4.80%, 06/28/2013	7,368
		Oesterreichische Kontrollbank AG
JPY	4,380,000	1.80%, 03/22/2010	48,938
		PNC Preferred Funding Trust II
	27,800	6.11%, 03/15/2012 (I)(L)(CC)	11,480
		Progressive Corp.
	14,845	6.70%, 06/15/2037 (L)	7,297
		Prudential Financial, Inc.
	11,837	5.15%, 01/15/2013	9,615
	18,313	8.88%, 06/15/2038 (L)	11,798
		Prudential Holdings LLC
	200	7.25%, 12/18/2023 (I)	202
		RBS Capital Trust IV
	18,375	2.26%, 09/30/2014 (L)(CC)	6,902
		Rio Tinto Finance USA Ltd.
	25,650	5.88%, 07/15/2013	20,430
		State Street Capital Trust III
	7,434	8.25%, 03/15/2011 (L)(CC)	5,743
		Travelers Cos, Inc.
	5,473	6.25%, 03/15/2037 (L)	3,585
		Unicredito Italiano Capital Trust
	7,260	9.20%, 10/05/2010 (I)(CC)	2,777
		Unicredito Luxembourg Finance S.A.
	11,690	6.00%, 10/31/2017 (I)	9,747
		UnitedHealth Group, Inc.
	11,678	4.88%, 02/15/2013	10,903
		US Bank Realty Corp.
	13,200	6.09%, 01/15/2012 (I)(L)(CC)	5,511
		USB Capital IX
	4,392	6.19%, 04/15/2011 (L)(CC)	2,064
		VTB Capital S.A.
	1,820	6.61%, 10/31/2012 (K)	1,269
		Wells Fargo Capital XIII
	14,530	7.70%, 03/26/2013 (L)(CC)	11,992
		Westfield Group
	5,166	5.70%, 10/01/2016 (I)	3,451
		ZFS Finance USA Trust I
	12,670	6.50%, 05/09/2037 (I)(L)	5,195

			478,567

		Foreign Governments — 5.4%
		Bundesobligation
EUR	59,110	3.50%, 04/12/2013	86,313
		El Salvador (Republic of)
	1,220	7.65%, 06/15/2035 (H)	775
	2,330	8.50%, 07/25/2011 (H)	2,249
		France (Govt. of) O.A.T.
EUR	29,450	4.25%, 10/25/2018	44,008
		United Kingdom Treasury
GBP	46,978	4.50%, 03/07/2019	75,893

			209,238

		Health Care — 1.0%
		Cardinal Health, Inc.
	8,417	5.50%, 06/15/2013	7,957
		Covidien International Finance S.A.
	4,804	5.45%, 10/15/2012	4,700
		CVS Caremark Corp.
	18,166	6.30%, 06/01/2037 (L)	9,265
		Glaxosmithkline Capital, Inc.
	10,185	4.85%, 05/15/2013	10,216
	4,924	6.38%, 05/15/2038	5,563

			37,701

		Services — 1.1%
		Comcast Corp.
	161	6.30%, 11/15/2017	157
	4,620	6.50%, 01/15/2015	4,541
	100	10.63%, 07/15/2012	106
		News America, Inc.
	4,878	6.15%, 03/01/2037	4,551
		President & Fellows of Harvard
	6,144	6.00%, 01/15/2019 (I)	6,658
		Time Warner Entertainment Co., L.P.
	14,510	8.38%, 07/15/2033	14,643
		Time Warner, Inc.
	3,310	6.50%, 11/15/2036	3,001

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

	Services — (continued)
	Waste Management, Inc.
$10,048	6.10%, 03/15/2018	$8,691

		42,348

	Technology — 5.9%
	Agilent Technologies, Inc.
7,622	6.50%, 11/01/2017	5,239
	AT&T, Inc.
11,419	4.95%, 01/15/2013	11,482
18,575	5.50%, 02/01/2018	18,772
3,865	5.60%, 05/15/2018	3,935
	Cingular Wireless Services, Inc.
12,600	8.75%, 03/01/2031	15,751
	Comcast Cable Communications, Inc.
500	8.50%, 05/01/2027	564
	Deutsche Telekom International Finance B.V.
14,935	6.75%, 08/20/2018	15,144
	Embarq Corp.
11,532	7.08%, 06/01/2016	8,880
	GTE Corp.
165	8.75%, 11/01/2021	178
	IBM Corp.
13,725	6.50%, 10/15/2013	15,046
	Koninklijke Philips Electronics N.V.
12,942	5.75%, 03/11/2018	11,924
	Oracle Corp.
13,836	6.50%, 04/15/2038	15,233
	Rogers Cable, Inc.
2,675	8.75%, 05/01/2032	2,801
	Rogers Communications, Inc.
12,568	6.80%, 08/15/2018	12,699
	Rogers Wireless, Inc.
4,277	6.38%, 03/01/2014	4,066
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,285
	Telecom Italia Capital
16,958	7.72%, 06/04/2038	13,927
	Tele-Communications, Inc.
7,975	7.88%, 08/01/2013	8,200
	Tyco Electronics Group S.A.
5,710	6.00%, 10/01/2012	5,151
5,995	6.55%, 10/01/2017	5,038
	Verizon Communications, Inc.
7,400	6.90%, 04/15/2038	8,327
9,850	8.75%, 11/01/2018	11,556
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,387
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	12,354
	Verizon Wireless
7,500	8.50%, 11/15/2018 (I)	8,788
	Vodafone Group plc
10,479	6.15%, 02/27/2037	10,358

		231,085

	Transportation — 1.0%
	Canadian Pacific Railway Co.
3,613	5.75%, 05/15/2013	3,344
7,075	5.95%, 05/15/2037	4,989
	Continental Airlines, Inc.
4,178	6.70%, 06/15/2021	3,133
4,271	8.05%, 11/01/2020	3,417
	CSX Corp.
6,561	6.75%, 03/15/2011	6,535
	General Dynamics Corp.
8,149	5.25%, 02/01/2014	8,351
	Norfolk Southern Corp.
3,925	5.75%, 04/01/2018	3,819
	Union Pacific Corp.
5,294	5.70%, 08/15/2018	5,097

		38,685

	Utilities — 4.0%
	CenterPoint Energy Resources Corp.
10,950	6.13%, 11/01/2017	9,207
2,763	6.63%, 11/01/2037	2,050
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	6,738
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	5,275
	Detroit Edison Co.
3,875	6.13%, 10/01/2010	3,897
	Duke Energy Corp.
4,726	5.25%, 01/15/2018	4,828
3,709	6.35%, 08/15/2038	4,175
3,960	7.00%, 11/15/2018	4,570
	E.On International Finance
6,092	5.80%, 04/30/2018 (I)	5,696
	Enbridge Energy Partners
6,654	6.50%, 04/15/2018	5,476
	Florida Power Corp.
3,211	5.80%, 09/15/2017	3,355
	Kinder Morgan Energy Partners L.P.
4,720	6.50%, 02/01/2037	3,604
	NGPL Pipeco LLC
9,472	6.51%, 12/15/2012 (I)	8,989
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,084
	Northern States Power Co.
5,735	6.25%, 06/01/2036	6,056
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	5,849
	Pacific Gas & Electric Energy Recovery Funding LLC
6,208	8.25%, 10/15/2018	7,459
	PSEG Power
4,534	5.00%, 04/01/2014	4,068
	Public Service Co. of Colorado
8,577	6.50%, 08/01/2038	9,569
	Puget Sound Energy, Inc.
3,190	7.96%, 02/22/2010	3,249
	Southern California Edison Co.
13,602	5.75%, 03/15/2014	14,254
	Taqa Abu Dhabi National Energy Co.
13,525	5.62%, 10/25/2012 (I)	12,273
	TransCanada Pipelines Ltd.
15,386	7.25%, 08/15/2038	15,316
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,185

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount (B)			Value (W)

CORPORATE BONDS: INVESTMENT GRADE — (continued)

		Utilities — (continued)
		Westar Energy, Inc.
	1,400	5.15%, 01/01/2017	$1,236
			157,458

		Total corporate bonds: investment grade (cost $1,615,819)	$1,437,896

CORPORATE BONDS: NON-INVESTMENT GRADE — 2.7%
		Basic Materials — 0.4%
		Evraz Group S.A.
	$1,700	8.88%, 04/24/2013 (I)	$867
		Potlatch Corp.
	12,100	13.00%, 12/01/2009 (H)(L)	12,805
		Vedanta Resources plc
	3,400	8.75%, 01/15/2014 (I)	2,040

			15,712

		Capital Goods — 0.1%
		Bombardier, Inc.
	3,895	6.30%, 05/01/2014 (I)	3,204
		Consumer Cyclical — 0.2%
		Parkson Retail Group Ltd.
	3,400	7.88%, 11/14/2011	2,278
		Supervalu, Inc.
	7,055	7.50%, 11/15/2014	5,785

			8,063

		Consumer Staples — 0.1%
		Arantes International
	3,300	10.25%, 06/19/2013 (H)	825
		MHP S.A.
	4,235	10.25%, 11/30/2011 (H)	1,652
		Sino-Forest Corp.
	1,994	9.13%, 08/17/2011 (K)	1,515

			3,992

		Energy — 0.2%
		Noble Group Ltd.
	2,600	6.63%, 03/17/2015 (I)	1,482
		Range Resources Corp.
	7,669	7.38%, 07/15/2013	6,691

			8,173

		Finance — 0.2%
		Citigroup (JSC Severstal)
	2,805	9.25%, 04/19/2014 (K)	1,402
		Drummond Co., Inc.
	2,865	7.38%, 02/15/2016 (H)	1,390
		LPL Holdings, Inc.
	4,475	10.75%, 12/15/2015 (H)	3,132
		Oceanografia S.A. de C.V.
	3,325	11.25%, 07/15/2015 (H)	1,729
		RBS-Zero Hora Editora Journalistica
BRL	4,100	11.25%, 06/15/2017 (H)	886
		Regional Diversified Funding
	96	9.25%, 03/15/2030 (I)	40
		TuranAlem Finance B.V.
	1,400	7.75%, 04/25/2013 (H)	588

			9,167

		Foreign Governments — 0.1%
		Argentina (Republic of)
	3,090	7.00%, 10/03/2015	897
		Venezuela (Republic of)
	2,890	5.06%, 04/20/2011 (K)(L)	1,763

			2,660

		Health Care — 0.2%
		HCA, Inc.
	8,635	9.25%, 11/15/2016	7,923
		Services — 0.2%
		Dex Media West LLC, Inc.
	1,275	9.88%, 08/15/2013	303
		DirecTV Holdings LLC
	6,015	7.63%, 05/15/2016	5,835
		Mashantucket Western Pequot Revenue Bond
	4,709	5.91%, 09/01/2021 (H)	1,547

			7,685

		Technology — 0.8%
		Advanced Micro Devices, Inc.
	9,270	6.00%, 05/01/2015 (I)(X)	2,642
		Charter Communications Operating LLC
	5,090	8.00%, 04/30/2012 (I)	4,174
		CSC Holdings, Inc.
	4,550	7.63%, 04/01/2011	4,288
		Intelsat Bermuda Ltd.
	8,670	9.25%, 06/15/2016 (H)	6,763
		Intelsat Corp.
	8,300	9.25%, 06/15/2016 (I)	7,553
		Vimpelcom
	4,100	8.38%, 04/30/2013 (I)	2,624
		Windstream Corp.
	4,410	8.63%, 08/01/2016	3,903

			31,947

		Transportation — 0.0%
		Grupo Senda Autotransporte
	2,310	10.50%, 10/03/2015 (H)	1,270
		Utilities — 0.2%
		AES El Savador Trust
	2,300	6.75%, 02/01/2016 (H)	1,640
		NRG Energy, Inc.
	4,255	7.25%, 02/01/2014	3,978
		Rede Empresas De Energia
	2,405	11.13%, 04/02/2012 (H)(CC)	1,034

			6,652

		Total corporate bonds: non-investment grade (cost $149,012)	$106,448

MUNICIPAL BONDS — 0.2%
		General Obligations — 0.2%
		Oregon School Boards Association, Taxable Pension
	$7,325	4.76%, 06/30/2028	$6,409
		Tax Allocation — 0.0%
		California Urban IDA
	275	6.10%, 05/01/2024	234

		Total municipal bonds (cost $7,605)	$6,643

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE (V) — 0.4%
	Consumer Cyclical — 0.1%
	Delphi Corp.
$3,820	7.25%, 03/15/2009 (F)(N)	$2,063
	William Carter Co.
4,232	3.32%, 07/14/2012 (N)	3,449

		5,512

	Consumer Staples — 0.2%
	WM Wrigley Jr. Co.
6,275	7.75%, 08/12/2014 (N)	5,993
	Health Care — 0.1%
	Invitrogen Corp.
4,127	5.25%, 09/30/2015 (N)	3,859
	Services — 0.0%
	CSC Holdings, Inc.
2,003	2.95%, 03/29/2013 (N)	1,687

	Total senior floating rate interests: investment grade (cost $20,251)	$17,051

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — 3.3%
	Basic Materials — 0.6%
	Cenveo, Inc.
$3,669	3.28%, 06/21/2013 — 03/16/2014 (N)	$2,110
	Georgia-Pacific Corp.
8,604	4.11%, 12/20/2012 (N)	7,034
	Goodyear Tire & Rubber Co.
1,102	2.22%, 04/30/2014 (N)	696
	Graham Packaging Co., Inc.
4,354	5.27%, 04/03/2014 (N)	3,144
	Hexion Specialty Chemicals
2,888	5.50%, 05/05/2013 (N)	1,184
	Huntsman International LLC
6,358	2.22%, 04/19/2014 (N)	3,917
	Ineos Group
1,173	8.20%, 02/01/2013 (N)	498
1,173	8.70%, 12/16/2014 (N)	501
	Jarden Corp.
5,761	3.96%, 01/24/2012 (N)	4,387
	John Maneely Co.
1,696	7.71%, 12/08/2013 (N)	920

		24,391

	Capital Goods — 0.0%
	Yankee Candle Co.
2,575	3.40%, 02/06/2014 (N)	1,339
	Consumer Cyclical — 0.4%
	AM General LLC
2,776	5.50%, 09/30/2013 (N)	1,804
	American General Finance Corp.
115	0.96%, 09/30/2012 (N)	75
	Aramark Corp.
211	2.47%, 01/26/2014 (N)	174
3,433	3.33%, 01/26/2014 (N)	2,830
	Dollarama Group L.P.
971	5.17%, 11/18/2011 (N)	777
	Ford Motor Co.
13,738	5.00%, 12/16/2013 (N)	5,506
	Lear Corp.
2,982	3.73%, 04/25/2012 (N)	1,352
	Roundy’s Supermarkets, Inc.
3,642	4.41%, 11/03/2011 (N)	2,488

		15,006

	Consumer Staples — 0.0%
	Dole Food Co., Inc.
407	2.71%, 04/12/2013 (N)	284
230	4.69%, 04/12/2013 (N)	160
1,518	4.70%, 04/12/2013 (N)	1,058

		1,502

	Energy — 0.0%
	Lyondell Chemical Co.
3,522	7.00%, 12/22/2014 (F)(N)	1,585
	Finance — 0.2%
	Amerigroup Corp.
840	2.50%, 03/26/2012 (N)(Q)	731
	Brickman Group Holdings, Inc.
2,890	2.46%, 01/23/2014 (H)(N)	1,734
	Chrysler Financial Services NA
2	6.00%, 08/03/2012 (N)	1
	Community Health Systems, Inc.
275	3.40%, 07/25/2014 (N)(Q)	214
5,376	4.45%, 07/25/2014 (N)	4,186
	Crescent Resources LLC
5,385	3.96%, 09/07/2012 (H)(N)	902
	Golden Gate National
2,687	3.21%, 03/14/2011 (N)	2,149

		9,917

	Health Care — 0.3%
	Carestream Health, Inc.
1,012	5.42%, 04/30/2013 (N)	607
	HCA, Inc.
4,456	3.71%, 11/17/2013 (N)	3,477
	HealthSouth Corp.
1,945	4.70%, 03/10/2013 (N)	1,506
	IASIS Healthcare Capital Corp.
188	0.37%, 03/17/2014 (N)	135
2,730	2.46%, 01/15/2014 — 03/17/2014 (N)	1,954
	Skilled Healthcare Group, Inc.
3,220	4.44%, 06/15/2012 (N)	2,254
	Vanguard Health Holdings Co. II LLC
880	3.30%, 09/23/2011 (N)	720

		10,653

	Services — 0.7%
	Affinion Group, Inc.
2,610	4.65%, 10/17/2012 (N)	1,749
	Cedar Fair L.P.
2,326	2.46%, 07/21/2013 (N)	1,481
	Cengage
927	2.96%, 07/05/2014 (N)	599
	Harrah’s Entertainment, Inc.
1,689	6.53%, 01/28/2015 (N)	982
	Idearc, Inc.
1,705	1.97%, 11/17/2013 (N)	560
2,608	3.42%, 11/17/2014 (N)	792
	inVentiv Health, Inc.
1,283	3.21%, 07/07/2014 (N)	1,010

The accompanying notes are an integral part of these financial statements.

Principal		Market
Amount		Value (W)

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE (V) — (continued)

	Services — (continued)
	Metavante Corp.
$2,992	4.94%, 11/01/2014 (N)	$2,259
	MGM Mirage, Inc.
3,311	3.05%, 10/03/2011 (H)(N)	1,788
	R.H. Donnelley, Inc.
5,250	6.47%, 06/30/2011 (N)	2,953
	Regal Cinemas, Inc.
3,739	3.21%, 10/27/2013 (N)	2,736
	SunGard Data Systems, Inc.
4,388	4.02%, 02/28/2014 (N)	2,937
	UPC Financing Partnership
1,703	3.18%, 12/31/2014 (N)	1,109
	Venetian Macau Ltd.
194	2.72%, 05/25/2012 (N)	96
	Venetian Macau Ltd., Term Loan
336	2.72%, 05/25/2013 (N)	166
	West Corp.
3,401	3.47%, 10/24/2013 (N)	2,087
	WideOpenWest Finance LLC
11,501	8.91%, 06/29/2015 (H)(N)	2,300

		25,604

	Technology — 0.6%
	Alltel Corp.
3,167	4.37%, 05/18/2015 (N)	3,115
	Charter Communications Operating LLC
2,638	5.06%, 04/28/2013 (N)	1,927
	Intelsat Bermuda Ltd., Tranche B2A
1,846	6.65%, 01/03/2014 (N)	1,400
	Intelsat Bermuda Ltd., Tranche B2B
1,846	6.65%, 01/03/2014 (N)	1,400
	Intelsat Bermuda Ltd., Tranche B2C
1,846	6.65%, 01/03/2014 (N)	1,400
	Mediacom Broadband LLC
3,690	2.20%, 01/31/2015 (N)	2,435
	Mediacom Broadband LLC, Term Loan D1
5,939	2.20%, 01/31/2015 (N)	3,920
	MetroPCS Wireless, Inc.
4,010	4.51%, 11/04/2013 (N)	3,225
	Time Warner Telecom Holdings, Inc.
3,996	3.04%, 07/01/2013 (N)	3,032

		21,854

	Utilities — 0.5%
	Astoria Generating Co. Acquisitions LLC
920	4.23%, 08/23/2013 (N)	611
	Calpine Corp.
5,833	2.88%, 03/29/2014 (N)	4,285
	NRG Energy, Inc.
2,863	1.36%, 02/01/2013 (N)	2,494
5,813	2.67%, 06/08/2013 (N)	5,064
	Texas Competitive Electric Holdings Co. LLC
3,160	5.36%, 10/12/2014 (N)	2,190
4,631	5.58%, 10/10/2014 (N)	3,192

		17,836

	Total senior floating rate interests: non-investment grade (cost $197,742)	$129,687

U.S. GOVERNMENT AGENCIES — 35.5%
	Federal Home Loan Mortgage Corporation — 12.5%
	Mortgage Backed Securities:
$88,600	5.00%, 2038	$90,639
12,621	5.03%, 2035 (L)	12,691
25,980	5.39%, 2037 (L)	26,389
3,313	5.46%, 2036 (L)	3,388
55,434	5.50%, 2018 — 2037	56,369
4,729	5.82%, 2036 (L)	4,782
94,328	6.00%, 2017 — 2038	97,377
144,471	6.50%, 2031 — 2038	150,219
8	7.50%, 2029 — 2031	9

		441,863

	Remic — Pac’s:
47,165	5.00%, 2034	47,543

		489,406

	Federal National Mortgage Association — 18.8%
	Mortgage Backed Securities:
6,415	4.67%, 2034 — 2035 (L)	6,468
8,546	4.69%, 2035 (L)	8,615
7,227	4.75%, 2035 (L)	7,287
2,354	4.83%, 2035 (L)	2,389
4,390	4.86%, 2035 (L)	4,391
2,970	4.87%, 2035 (L)	2,994
19,270	4.89%, 2036 (L)	19,451
8,320	4.94%, 2035 (L)	8,390
364,127	5.00%, 2018 — 2038	373,195
6,251	5.07%, 2035 (L)	6,340
117,055	5.50%, 2013 — 2037	119,919
23,025	6.00%, 2012 — 2033	23,826
137,887	6.50%, 2014 — 2038	143,384
7,579	7.00%, 2016 — 2037	7,944
987	7.50%, 2015 — 2032	1,048
2	8.00%, 2032	2

		735,643

	Notes:
250	6.08%, 2009 (L)	248

		735,891

	Government National Mortgage Association — 3.1%
	Mortgage Backed Securities:
23,257	5.50%, 2033 — 2034	23,989
75,714	6.00%, 2031 — 2037	78,109
16,159	6.50%, 2028 — 2032	16,988
50	7.00%, 2030 — 2031	52
7	8.50%, 2024	8

		119,146

	Other Government Agencies — 1.1%
	Small Business Administration Participation Certificates:
19,948	5.56%, 2027	20,663
21,349	5.57%, 2027	22,040

		42,703

	Total U.S. government agencies (cost $1,352,672)	$1,387,146

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

U.S. GOVERNMENT SECURITIES — 3.8%
	U.S. Treasury Securities — 3.8%
	U.S. Treasury Bonds:
$6,847	2.00%, 2013		$7,025
47,240	4.50%, 2038 #		64,475

			71,500

	U.S. Treasury Notes:
76,640	1.50%, 2010		77,783

	Total U.S. government securities (cost $141,912)		$149,283

Shares

COMMON STOCK — 0.0%
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. (D)		$—

	Total common stock (cost $— )		$—

WARRANTS — 0.0%
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. (D)(H)		$—

	Total warrants (cost $— )		$—

PREFERRED STOCK — 0.0%
	Banks — 0.0%
330	Federal Home Loan Mortgage Corp.		$129

	Total preferred stock (cost $8,270 )		$129

	Total long term investments (cost $4,057,464 )		$3,611,642

Principal
Amount

SHORT-TERM INVESTMENTS — 6.0%
	Consumer Staples — 0.3%
	PepsiCo, Inc.
$11,500	0.15%, 01/15/2009 (I)		$11,499
	Energy — 0.5%
	ConocoPhillips
13,205	0.30%, 01/08/2009 (I)		13,204
5,795	0.35%, 01/12/2009 (I)		5,795

			18,999

	Finance — 1.3%
	European Investment Bank
38,000	0.47%, 03/12/2009		37,944
	Kreditanstalt fuer Wiederaufbau
12,000	0.94%, 01/20/2009 (I)		11,998

			49,942

	Health Care — 0.2%
	Pfizer, Inc.
8,050	0.55%, 03/05/2009		8,039

Shares

	Investment Pools and Funds — 2.6%
51,263	JP Morgan U.S. Government Money Market Fund		51,263
—	State Street Bank U.S. Government Money Market Fund		—
50,000	Wells Fargo Advantage Government Money Market Fund		50,000

			101,263

Principal
Amount

	Repurchase Agreements — 0.5%
	BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $11,137, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $11,247)
$11,137	0.01% dated 12/31/2008		11,137
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $7,382, collateralized by U.S. Treasury Note 3.13%, 2013, value of $7,508)
7,382	0.03% dated 12/31/2008		7,382
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,717, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $1,718)
1,717	0.02% dated 12/31/2008		1,717

			20,236

	Technology — 0.5%
	AT&T, Inc.
19,000	1.05%, 01/20/2009		18,995
	U.S. Treasury Bills — 0.1%
6,600	0.81%, 01/15/2009 (M)(S)		6,600

	Total short-term investments (cost $235,594)		$235,573

	Total investments (cost $4,293,058) (C)	98.4%	$3,847,215
	Other assets and liabilities	1.6%	61,284

	Total net assets	100.0%	$3,908,499

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 15.35% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $4,294,378 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$90,752
Unrealized Depreciation	(537,915)

Net Unrealized Depreciation	$(447,163)

#	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $11,757, which represents 0.30% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(CC)	Perpetual maturity security. Maturity date shown is the first call date.

(D)	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(F)	The company is in bankruptcy. The investment held by the fund is not in default.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $248,214, which represents 6.35% of total net assets.

(K)	Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2008, the market value of these securities amounted to $5,949 or 0.15% of net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(N)	The interest rate disclosed for these securities represents the average coupon as of December 31, 2008.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2008.

(Q)	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2008 was $892.

(V)	Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2008.

(X)	Convertible security.

(B)	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2008	$2,300	AES El Savador Trust, 6.75%, 02/01/2016 - Reg S	$2,109
04/2003	$75	Americo Life, Inc., 7.88%, 05/01/2013 - 144A	74
06/2008	$3,300	Arantes International, 10.25%, 06/19/2013 - 144A	3,269
03/2005	$83,058	Banc of America Commercial Mortgage, Inc., 4.52%, 09/11/2036 - 144A	1,115
08/2006	$5,880	Banc of America Securities Automotive Trust, 4.49%, 02/18/2013	5,870
05/2007	$47,108	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	6,715
08/2007	$77,172	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	10,729
04/2007	$4,430	Bayview Financial Acquisition Trust, 2.12%, 05/28/2037	4,430
10/2004	$57,397	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	1,395
12/2004	$48,541	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	983
04/2008	$2,890	Brickman Group Holdings, Inc., 2.46%, 01/23/2014	2,680
04/2006 – 08/2007	$70,894	CBA Commercial Small Balance Commercial Mortgage Class X1, 7.00%, 06/25/2038 - 144A	2,390
04/2006 – 08/2007	$40,958	CBA Commercial Small Balance Commercial Mortgage Class X2, 7.00%, 07/25/2035 - 144A	1,853
05/2003	$250	Centura Capital Trust I, 8.85%, 06/01/2027 - 144A	260
02/2007	$—	Citigroup Mortgage Loan Trust, Inc., 0.00%, 01/25/2037 - 144A	—
08/2007	$35,509	Citigroup Mortgage Loan Trust, Inc., 5.91%, 07/25/2037	35,437
02/2007 – 12/2008	$1,387	Citigroup Mortgage Loan Trust, Inc., 12.00%, 01/25/2037 - 144A	2,253
08/2007	$40,005	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	39,280
07/2007	$3,136	Credit-Based Asset Servicing and Securitization, 0.74%, 05/25/2036 - 144A	3,070
02/2007	$5,385	Crescent Resources LLC, 3.96%, 09/07/2012	5,372
08/2008	$2,865	Drummond Co., Inc., 7.38%, 02/15/2016 - 144A	2,513
05/2008	$1,220	El Salvador (Republic of), 7.65%, 06/15/2035 - Reg S	1,314
09/2007	$2,330	El Salvador (Republic of), 8.50%, 07/25/2011 - Reg S	2,482
05/2007	$51,522	First Horizon Mortgage Pass-Through Trust, 5.83%, 05/25/2037	51,636
01/2008	$9,400	Ford Credit Floorplan Master Owner Trust, 1.37%, 06/15/2011	9,301
06/2006	$210,181	GE Business Loan Trust, 6.14%, 05/15/2034 - 144A	920
07/2004	$137,437	Goldman Sachs Mortgage Securities Corp. II, 4.38%, 08/10/2038 - 144A	791
05/2008	$2,310	Grupo Senda Autotransporte, 10.50%, 10/03/2015 - 144A	2,307
06/2006 – 08/2006	$8,670	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	8,791
03/2007	$1,675	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	1,675
10/2005	$4,921	Lehman Brothers Small Balance Commercial, 5.52%, 09/25/2030 - 144A	4,920

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Period
Acquired	Shares/Par	Security	Cost Basis
09/2006	$5,180	Lehman Brothers Small Balance Commercial, 5.62%, 09/25/2036 - 144A	$5,178
10/2007 – 04/2008	$4,475	LPL Holdings, Inc., 10.75%, 12/15/2015 - 144A	4,546
09/2006 – 11/2006	$13,390	Marlin Leasing Receivables LLC, 5.33%, 09/16/2013 - 144A	13,392
07/2005	$4,709	Mashantucket Western Pequot Revenue Bond, 5.91%, 09/01/2021 - 144A	4,709
11/2004	$55,740	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	1,129
01/2007	$3,311	MGM Mirage, Inc., 3.05%, 10/03/2011	3,284
11/2006	$4,235	MHP S.A., 10.25%, 11/30/2011 - 144A	4,245
10/2005 – 08/2006	$19,046	Morgan Stanley Dean Witter Capital I, 0.01%, 08/25/2032 - Reg D	324
04/2007	$211	Nationstar Home Equity Loan Trust, 9.97%, 03/25/2037 - 144A	211
11/2006	$3,900	North Street Referenced Linked Notes, 4.52%, 08/01/2010 - 144A	3,621
05/2007	$11,208	Northgroup Preferred Capital Corp., 6.38%, 10/15/2017 - 144A	11,208
07/2008	$3,325	Oceanografia S.A. de C.V., 11.25%, 07/15/2015 - 144A	3,286
03/2007	$3,875	Option One Mortgage Loan Trust Class M6, 6.99%, 03/25/2037	3,798
03/2007	$2,575	Option One Mortgage Loan Trust Class M7, 6.99%, 03/25/2037	2,371
03/2007	2,525	Option One Mortgage Loan Trust Class M8, 6.99%, 03/25/2037	2,198
03/2005	$2,609	Popular ABS Mortgage Pass-Through Trust, 5.42%, 04/25/2035	2,609
10/2001 – 11/2001	$12,100	Potlatch Corp., 13.00%, 12/01/2009	12,288
10/2007	$4,100	RBS-Zero Hora Editora Journalistica, 11.25%, 06/15/2017 - Reg S	2,130
04/2008 – 06/2008	$2,405	Rede Empresas De Energia, 11.13%, 04/02/2012 - 144A	2,338
03/2005	$3,891	Renaissance Home Equity Loan Trust, 5.36%, 05/25/2035	3,891
03/2006	$6,480	Renaissance Home Equity Loan Trust, 5.75%, 05/25/2036	6,480
08/2007	$4,300	Renaissance Home Equity Loan Trust Class M5, 7.00%, 09/25/2037	3,239
08/2007	$5,375	Renaissance Home Equity Loan Trust Class M8, 7.00%, 09/25/2037	2,974
02/2007	$369	Soundview NIM Trust, 0.00%, 12/25/2036 - 144A	369
10/2007	$17,050	Swift Master Automotive Receivables Trust, 1.85%, 10/15/2012	17,050
09/2007 – 10/2007	$1,400	TuranAlem Finance B.V., 7.75%, 04/25/2013 - Reg S	1,249
02/2004	$47,086	Wachovia Bank Commercial Mortgage Trust, 3.65%, 02/15/2041 - 144A	795
08/2007	$2,088,656	Wachovia Bank Commercial Mortgage Trust, 10.00%, 02/15/2051	3,069
06/2007	$19,570	Wamu Commercial Mortgage Securities Trust, 6.14%, 03/23/2045 - 144A	19,495
03/2008	$12,953	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	10,444
06/2007 – 12/2008	$11,501	WideOpenWest Finance LLC, 8.91%, 06/29/2015	11,151
05/2006	—	XO Holdings, Inc.	—

The aggregate value of these securities at December 31, 2008 was $225,700 which represents 5.77% of total net assets.

(S)	December 31, 2008 Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

2 Year U.S. Treasury Note	1,426	Long	Mar 2009	$2,166
5 Year U.S. Treasury Note	614	Long	Mar 2009	708
10 Year U.S. Treasury Note	1,617	Short	Mar 2009	(9,332)
Euro Bond	243	Long	Mar 2009	1,107
U.S. Long Bond	480	Long	Mar 2009	6,174

				$823

* The number of contracts does not omit 000’s.

IDA — Industrial Development Authority Bond

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

British Pound (Sell)	$67,673	$70,508	03/17/09	$2,835
Euro (Buy)	83,246	77,810	01/07/09	5,436
Euro (Sell)	134,343	129,656	01/07/09	(4,687)
Euro (Buy)	43,333	39,888	01/08/09	3,445
Euro (Sell)	83,745	80,145	01/08/09	(3,600)
Euro (Sell)	42,715	39,207	01/09/09	(3,508)
Japanese Yen (Buy)	49,643	50,354	03/04/09	(711)
Japanese Yen (Sell)	73,714	72,124	03/04/09	(1,590)

				$(2,380)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Credit Default Swap Agreements Outstanding at December 31, 2008

			Pay/			Unrealized
	Reference	Buy/Sell	Receive	Expiration	Notional	Appreciation/
CounterParty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)

JP Morgan Chase Bank	CDX North American High Yield Index	Buy	5.00%	12/20/13	$19,450	$(1,500)

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 11.6%
	Finance — 11.6%
	Ameriquest Mortgage Securities, Inc.
$1,494	2.47%, 09/25/2032 (L)	$1,069
	Ansonia CDO Ltd.
9,800	0.77%, 07/28/2046 (H)(L)	1,470
	Arbor Realty Mortgage Securities
13,000	3.93%, 01/26/2042 (H)(L)	2,990
	Banc of America Commercial Mortgage, Inc.
9,000	4.50%, 07/10/2043	8,260
33,631	4.83%, 07/11/2043 (H)(?)	583
9,433	5.00%, 10/10/2045	8,530
	Banc of America Large Loan
3,000	1.43%, 10/15/2019 (H)(L)	1,423
	Bayview Commercial Asset Trust
91,178	7.00%, 07/25/2037 (H)(?)	7,066
73,817	7.50%, 09/25/2037 (H)(?)	6,031
	Bayview Financial Acquisition Trust
1,100	2.12%, 05/28/2037 (H)(L)	154
2,135	3.47%, 05/28/2037 (H)(L)	85
	Bear Stearns Asset Backed Securities, Inc.
5,984	1.57%, 05/25/2037 (H)(L)	269
	Bear Stearns Commercial Mortgage Securities, Inc.
197,702	4.65%, 02/11/2041 (H)(?)	1,306
27,973	4.85%, 08/15/2038 (H)(?)	874
	Carrington Mortgage Loan Trust
4,906	2.12%, 02/25/2037 (H)(L)	264
	CBA Commercial Small Balance Commercial Mortgage
2,399	6.09%, 07/25/2039 (H)(L)	1,290
2,509	6.50%, 07/25/2039 (H)(L)	930
57,037	7.25%, 07/25/2039 (H)(?)	5,418
	Citigroup Commercial Mortgage Trust
5,000	1.43%, 08/15/2021 (H)(L)	2,860
	Citigroup Mortgage Loan Trust, Inc.
8,209	5.91%, 07/25/2037 (H)(L)	4,842
	Commercial Mortgage Pass-Through Certificates
8,544	1.49%, 12/15/2020 (H)(L)	3,484
9,000	5.00%, 06/10/2044	8,348
	Countrywide Alternative Loan Trust
3,728	0.72%, 10/25/2035 (H)(L)	3,174
	Countrywide Asset-Backed Certificates
8,500	5.57%, 11/25/2035 (A)	2,125
8,969	5.76%, 06/25/2035	2,311
8,905	5.80%, 07/25/2034	3,915
	Countrywide Home Loan Mortgage Pass-Through Trust
3,775	5.00%, 01/25/2019 (H)	3,686
	Credit Suisse Mortgage Capital Certificates
2,808	2.00%, 09/15/2021 (H)(L)	1,390
	CS First Boston Mortgage Securities Corp.
42,773	4.01%, 03/15/2035 (H)(?)	607
9,000	4.51%, 07/15/2037	8,280
	Deutsche Alt-A Securities, Inc.
21,175	5.56%, 02/25/2036 (H)(L)	12,884
	DLJ Mortgage Acceptance Corp. — Class B1
15	7.25%, 09/18/2011 (H)	15
	DLJ Mortgage Acceptance Corp. — Class B2
5	7.25%, 09/18/2011 (H)	5
	First Franklin Mortgage Loan Asset Backed Certificates
558	2.95%, 07/25/2033 (H)(L)	14
	Green Tree Financial Corp.
85	7.30%, 01/15/2026	84
	Greenwich Capital Commercial Funding Corp.
12,000	2.12%, 11/05/2021 (H)(L)	4,139
9,000	5.12%, 04/10/2037 (L)	8,169
	Indymac Index Mortgage Loan Trust
16,949	0.71%, 06/25/2037 (H)(L)	8,644
	LB-UBS Commercial Mortgage Trust
30,666	4.25%, 12/15/2036 (I)(?)	418
	Lehman XS Trust
13,963	6.50%, 05/25/2037 (H)(L)	7,394
	LNR CDO Ltd.
7,200	0.82%, 05/28/2043 (H)(L)	864
	Mach One Trust Commercial Mortgage-Backed
26,076	6.09%, 05/28/2040 (H)(?)	450
	Marathon Real Estate CDO Ltd.
4,000	1.87%, 05/25/2046 (H)(L)	200
	Master Asset Backed Securities Trust
1,812	3.17%, 05/25/2033 (L)	1,507
	Master Asset Securitization Trust
3,032	5.00%, 12/25/2018 (H)	2,960
	Merrill Lynch Floating Trust
11,000	1.40%, 06/15/2022 (H)(L)	6,015
	Merrill Lynch Mortgage Investors, Inc.
781	2.12%, 05/25/2032 (L)	555
	Merrill Lynch Mortgage Trust
122,573	4.57%, 06/12/2043 (H)(?)	1,937
	Merrill Lynch/Countrywide Commercial Mortgage Trust
9,000	5.20%, 12/12/2049	4,233
	Morgan Stanley ABS Capital I
3,328	1.97%, 11/25/2032 (L)	2,034
	Morgan Stanley Capital
5,500	1.29%, 10/15/2020 (I)(L)	3,367
	North Street Referenced Linked Notes
4,250	4.52%, 08/01/2010 (H)(L)	2,210
	Renaissance Home Equity Loan Trust
10,470	7.00%, 09/25/2037 (H)	684
6,155	7.50%, 04/25/2037 — 06/25/2037 (H)	430
	Residential Asset Mortgage Products, Inc.
2,148	5.70%, 10/25/2031	1,732
	Spirit Master Funding LLC
12,329	5.76%, 03/20/2024 (H)	5,403
	Structured Asset Securities Corp.
4,016	1.47%, 02/25/2033 (L)	3,478
6,000	2.97%, 02/25/2037 (H)(L)	127
	Wachovia Bank Commercial Mortgage Trust
9,000	4.52%, 05/15/2044	8,198

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)

	Finance — (continued)
	Wamu Commercial Mortgage Securities Trust
$8,500	6.14%, 03/23/2045 (H)(L)	$2,125

	Total asset & commercial mortgage backed securities (cost $355,093)	$183,309

U.S. GOVERNMENT AGENCIES — 70.9%
	Federal Home Loan Mortgage Corporation — 12.3%
	Mortgage Backed Securities:
$1,260	4.50%, 2018	$1,297
2,904	4.93%, 2035 (L)	2,903
5,337	5.46%, 2036 (L)	5,457
9,217	5.47%, 2036 (L)	9,433
23,287	5.50%, 2034	23,884
7,188	5.77%, 2037 (L)	7,342
9,486	5.93%, 2037 (L)	9,738
21,714	6.00%, 2021 — 2038	22,407
7,005	6.50%, 2014 — 2037	7,295
1,802	7.00%, 2026 — 2032	1,894
31	7.50%, 2024 — 2025	32
97	8.00%, 2013 — 2024	103
17	8.50%, 2009 — 2024	18
59	10.00%, 2020	66

		91,869

	Notes:
40,000	4.13%, 2011	42,330

	Remic — Pac’s:
24,515	5.00%, 2019 — 2034	24,754
9,386	5.50%, 2016	9,762
2,870	6.00%, 2031	2,896
8,171	6.50%, 2028 — 2032	8,553

		45,965

	Remic — Z Bonds:
13,585	5.50%, 2033 (R)	13,504

		193,668

	Federal National Mortgage Association — 40.0%
	Mortgage Backed Securities:
16,675	4.75%, 2035 (L)	16,765
5,688	4.82%, 2034 (L)	5,707
960	4.86%, 2035 (L)	961
1,819	4.94%, 2035 (L)	1,835
18,798	5.00%, 2018 — 2035	19,271
5,974	5.00%, 2035 (L)	6,098
7,486	5.06%, 2035 (L)	7,573
5,705	5.11%, 2035 (L)	5,743
6,511	5.21%, 2035 (L)	6,620
11,926	5.32%, 2037 (L)	12,074
9,433	5.43%, 2036 (L)	9,638
18,864	5.49%, 2037 (L)	19,269
25,353	5.50%, 2015 — 2033	26,171
7,040	5.53%, 2037 (L)	7,199
22,084	5.77%, 2037 (L)	22,605
8,074	5.94%, 2037 (L)	8,271
12,257	5.97%, 2037 (L)	12,581
54,897	6.00%, 2013 — 2037	56,377
857	6.01%, 2009	856
30,065	6.50%, 2013 — 2037	31,333
2,633	7.00%, 2011 — 2032	2,760
63	7.50%, 2023	67
253	8.00%, 2029 — 2031	269
6	8.50%, 2017	7
72	9.00%, 2020 — 2021	80
6	9.75%, 2020	7

		280,137

	Notes:
100,000	3.25%, 2011	100,348
110,000	4.14%, 2015	112,149
125,000	4.20%, 2012	126,669

		339,166

	Remic — IO & IO-Ette:
16,472	10.00%, 2037 (?)	1,706

	Remic — Pac’s:
1,860	4.50%, 2016	1,872
4,192	5.50%, 2014	4,292
1,466	6.50%, 2031	1,535

		7,699

	Remic — Z Bonds:
2,845	6.50%, 2029 (R)	2,969

		631,677

	Government National Mortgage Association — 1.8%
	Mortgage Backed Securities:
7,550	5.00%, 2034	7,751
8,709	6.00%, 2033 — 2034	9,005
3,977	6.50%, 2028 — 2032	4,180
2,978	7.00%, 2030 — 2032	3,132
685	7.50%, 2022 — 2030	723
102	8.50%, 2017 — 2030	110
21	9.50%, 2009	21

		24,922

	Remic — Pac’s:
2,798	6.50%, 2031	2,928

		27,850

	Other Government Agencies — 16.8%
	Small Business Administration Participation Certificates:
3,485	4.95%, 2025	3,538
8,668	5.12%, 2026	8,819
12,715	5.16%, 2028	12,910
6,604	5.23%, 2027	6,706
13,587	5.31%, 2022 — 2027	13,932
17,656	5.32%, 2027	18,136
18,400	5.35%, 2026	18,988
8,276	5.36%, 2026	8,519
6,258	5.37%, 2026	6,448
7,377	5.49%, 2027	7,636
3,489	5.52%, 2024	3,637
9,486	5.54%, 2026	9,928
15,592	5.56%, 2027	16,150
46,873	5.57%, 2026 — 2027	48,458
7,178	5.64%, 2026	7,442
12,946	5.71%, 2027	13,393
3,124	5.76%, 2021	3,232
13,845	5.78%, 2021 — 2027	14,275
18,922	5.82%, 2026 — 2027	19,854
8,812	5.87%, 2026	9,287

The accompanying notes are an integral part of these financial statements.

Principal				Market
Amount				Value (W)

U.S. GOVERNMENT AGENCIES — (continued)

		Other Government Agencies — (continued)

		Small Business Administration Participation Certificates: — (continued)
	$6,953	6.07%, 2026		$7,459
	6,476	6.30%, 2019		6,707

				265,454

		Total U.S. government agencies (cost $1,096,007)		$1,118,649

U.S. GOVERNMENT SECURITIES — 11.6%
		Other Direct Federal Obligations — 0.7%
		Federal Farm Credit Bank:
	$10,000	3.75%, 2010		$10,475

		U.S. Treasury Securities — 10.9%
		U.S. Treasury Notes:
	61,000	2.38%, 2010		62,851
	12,000	2.38%, 2017 (O)		12,785
	50,000	3.75%, 2018		56,602
	16,584	4.00%, 2018		19,151
	4,320	4.13%, 2012		4,778
	3,550	4.25%, 2017		4,136
	7,215	4.50%, 2017		8,466
	2,665	4.63%, 2016		3,146

				171,915

		Total U.S. government securities (cost $176,537)		$182,390

Contracts

CALL OPTIONS PURCHASED — 0.0%
		Long Call Future Option Contract — 0.0%
		U.S. 10 Year Note Option
	2	Expiration: February, 2009, Exercise Price: $140.00		$53

		Total call options purchased (cost $110)		$53

PUT OPTIONS PURCHASED — 0.1%
		Long Call Future Option Contract — 0.1%
		U.S. Bond Future Option
	1	Expiration: February, 2009, Exercise Price: $132.00		$1,482

		Total put options purchased (cost $1,006)		$1,482

		Total long-term investments (cost $1,628,753)		$1,485,883

Principal
Amount

SHORT-TERM INVESTMENTS — 5.2%
		Repurchase Agreements — 0.0%
		BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $278, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $281)
	$278	0.01% dated 12/31/2008		$278
		RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $185, collateralized by U.S. Treasury Note 3.13%, 2013, value of $188)
	185	0.03% dated 12/31/2008		185
Principal				Market
Amount (B)				Value (W)

		UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $43, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $43)
	$43	0.02% dated 12/31/2008		$43

				506

		Treasury Bills — 5.2%
	6,375	0.10%, 01/15/2009 (M)(S)(U)(T)		6,375
CAD	47,000	1.27%, 02/05/2009 (M)		38,578
CAD	45,000	1.80%, 01/22/2009 (M)		36,943

				81,896

		Total short-term investments (cost $80,697)		$82,402

		Total investments (cost $1,709,450) (C)	99.4%	$1,568,285
		Other assets and liabilities	0.6%	9,003

		Total net assets	100.0%	$1,577,288

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.79% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $1,710,708 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$33,899
Unrealized Depreciation	(176,322)

Net Unrealized Depreciation	$(142,423)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $2,125, which represents 0.13% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $3,785, which represents 0.24% of total net assets.

(L)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(O)	U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(?)	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2008.

(R)	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

(B)	All principal amounts are in U.S. dollars unless otherwise indicated. CAD — Canadian Dollar

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Par	Security	Cost Basis

10/2006	9,800	Ansonia CDO Ltd., 0.77%, 07/28/2046 - 144A	$9,800
11/2006	13,000	Arbor Realty Mortgage Securities, 3.93%, 01/26/2042 - 144A	13,000
02/2003	33,631	Banc of America Commercial Mortgage, Inc., 4.83%, 07/11/2043 - 144A	585
10/2006	3,000	Banc of America Large Loan, 1.43%, 10/15/2019 - 144A	3,000
05/2007	91,178	Bayview Commercial Asset Trust, 7.00%, 07/25/2037 - 144A	13,007
08/2007	73,817	Bayview Commercial Asset Trust, 7.50%, 09/25/2037 - 144A	10,175
04/2007	1,100	Bayview Financial Acquisition Trust, 2.12%, 05/28/2037	1,100
04/2007	2,135	Bayview Financial Acquisition Trust, 3.47%, 05/28/2037	2,069
04/2007	5,984	Bear Stearns Asset Backed Securities, Inc., 1.57%, 05/25/2037	5,984
05/2005 – 08/2007	197,702	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	1,566
02/2003	27,973	Bear Stearns Commercial Mortgage Securities, Inc., 4.85%, 08/15/2038 - 144A	943
03/2007	4,906	Carrington Mortgage Loan Trust, 2.12%, 02/25/2037	4,906
05/2007	2,399	CBA Commercial Small Balance Commercial Mortgage, 6.09%, 07/25/2039 - 144A	2,399
05/2007	2,509	CBA Commercial Small Balance Commercial Mortgage, 6.50%, 07/25/2039 - 144A	2,508
05/2007	57,037	CBA Commercial Small Balance Commercial Mortgage, 7.25%, 07/25/2039 - 144A	4,831
10/2006	5,000	Citigroup Commercial Mortgage Trust, 1.43%, 08/15/2021 - 144A	5,000
08/2007	8,209	Citigroup Mortgage Loan Trust, Inc., 5.91%, 07/25/2037	8,193
10/2006	8,544	Commercial Mortgage Pass-Through Certificates, 1.49%, 12/15/2020 - 144A	8,544
11/2005 – 01/2007	3,728	Countrywide Alternative Loan Trust, 0.72%, 10/25/2035	3,728
05/2004	3,775	Countrywide Home Loan Mortgage Pass-Through Trust, 5.00%, 01/25/2019	3,740
11/2006	2,808	Credit Suisse Mortgage Capital Certificates, 2.00%, 09/15/2021 - 144A	2,808
02/2003	42,773	CS First Boston Mortgage Securities Corp., 4.01%, 03/15/2035 - 144A	687
04/2007	21,175	Deutsche Alt-A Securities, Inc., 5.56%, 02/25/2036	21,189
08/2006	15	DLJ Mortgage Acceptance Corp. — Class B1, 7.25%, 09/18/2011 - 144A	15
08/2006	5	DLJ Mortgage Acceptance Corp. — Class B2, 7.25%, 09/18/2011 - 144A	5
06/2003	558	First Franklin Mortgage Loan Asset Backed Certificates, 2.95%, 07/25/2033	558
12/2006	12,000	Greenwich Capital Commercial Funding Corp., 2.12%, 11/05/2021 - 144A	12,000
04/2007 – 09/2008	16,949	Indymac Index Mortgage Loan Trust, 0.71%, 06/25/2037	16,949
10/2007	13,963	Lehman XS Trust, 6.50%, 05/25/2037	13,896
11/2006	7,200	LNR CDO Ltd., 0.82%, 05/28/2043 - 144A	7,214
07/2004	26,076	Mach One Trust Commercial Mortgage-Backed, 6.09%, 05/28/2040 - 144A	661
04/2007	4,000	Marathon Real Estate CDO Ltd., 1.87%, 05/25/2046 - 144A	3,914
07/2004	3,032	Master Asset Securitization Trust, 5.00%, 12/25/2018	3,035
10/2006	11,000	Merrill Lynch Floating Trust, 1.40%, 06/15/2022 - 144A	11,000
06/2005	122,573	Merrill Lynch Mortgage Trust, 4.57%, 06/12/2043	2,333
11/2006	4,250	North Street Referenced Linked Notes, 4.52%, 08/01/2010 - 144A	3,946
08/2007	10,470	Renaissance Home Equity Loan Trust, 7.00%, 09/25/2037	8,406
03/2007 – 05/2007	6,155	Renaissance Home Equity Loan Trust, 7.50%, 04/25/2037 — 06/25/2037	5,583
03/2006	12,329	Spirit Master Funding LLC, 5.76%, 03/20/2024 - 144A	12,325
03/2007	6,000	Structured Asset Securities Corp., 2.97%, 02/25/2037	5,655
06/2007	8,500	Wamu Commercial Mortgage Securities Trust, 6.14%, 03/23/2045 - 144A	8,468

The aggregate value of these securities at December 31, 2008 was $106,696 which represents 6.76% of total net assets.

(S)	Security pledged as initial margin deposit for open futures contracts at December 31, 2008.

Futures Contracts Outstanding at December 31, 2008

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)

5 Year U.S. Treasury Note	1,000	Long	Mar 2009	$3,192
10 Year U.S. Treasury Note	730	Long	Mar 2009	730
U.S. Long Bond	38	Long	Mar 2009	225

				$4,147

* The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

(U)	At December 31, 2008, securities valued at $238 were designated to cover open call options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

U.S. 10 Year Note Option	1,686	$141.00	Feb 2009	$26	$48

				$26	$48

* The number of contracts does not omit 000’s.

(T)	At December 31, 2008, securities valued at $100 were designated to cover open put options written as follows (see Note 3 to accompanying Notes to Financial Statements):

	Number of	Exercise	Exercise	Market	Premiums
Issuer	Contracts*	Price	Date	Value (W)	Received

U.S. Bond Future Option	765	$131.00	Feb 2009	$1,303	$859

				$1,303	$859

* The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Sell)	$36,590	$36,675	01/22/09	$85
Canadian Dollar (Sell)	38,071	37,493	02/05/09	(578)

				$(493)

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.7%
	Banks — 5.6%
70	PNC Financial Services Group, Inc.	$3,440
122	US Bancorp	3,059
317	Wells Fargo & Co.	9,342

		15,841

	Capital Goods — 8.3%
119	Cummins, Inc.	3,183
35	Deere & Co.	1,337
62	General Dynamics Corp.	3,548
500	General Electric Co.	8,100
64	Illinois Tool Works, Inc.	2,233
72	PACCAR, Inc.	2,068
48	Precision Castparts Corp.	2,855

		23,324

	Commercial & Professional Services — 1.3%
111	Waste Management, Inc.	3,662
	Diversified Financials — 8.5%
271	Bank of America Corp.	3,810
171	Bank of New York Mellon Corp.	4,836
100	Citigroup, Inc.	674
61	Goldman Sachs Group, Inc.	5,123
298	JP Morgan Chase & Co.	9,394

		23,837

	Energy — 15.1%
89	Chevron Corp.	6,569
49	ConocoPhillips Holding Co.	2,538
191	Exxon Mobil Corp.	15,272
116	Marathon Oil Corp.	3,182
94	Newfield Exploration Co. (D)	1,862
97	Occidental Petroleum Corp.	5,801
65	Total S.A. ADR	3,589
104	XTO Energy, Inc.	3,655

		42,468

	Food & Staples Retailing — 5.3%
194	CVS/Caremark Corp.	5,587
106	Kroger Co.	2,786
119	Safeway, Inc.	2,829
151	Supervalu, Inc.	2,202
61	Sysco Corp.	1,408

		14,812

	Food, Beverage & Tobacco — 6.1%
193	Altria Group, Inc.	2,913
169	Dean Foods Co. (D)	3,033
97	Nestle S.A. ADR	3,831
77	PepsiCo, Inc.	4,190
75	Philip Morris International, Inc.	3,276

		17,243

	Health Care Equipment & Services — 4.0%
122	Aetna, Inc.	3,489
65	Baxter International, Inc.	3,483
160	UnitedHealth Group, Inc.	4,245

		11,217

	Household & Personal Products — 1.6%
84	Kimberly-Clark Corp.	4,435
	Insurance — 5.4%
150	ACE Ltd.	7,949
32	AON Corp.	1,439
111	Chubb Corp.	5,681

		15,069

	Materials — 3.3%
83	Agrium U.S., Inc.	2,829
76	Cliff’s Natural Resources, Inc.	1,954
101	E.I. DuPont de Nemours & Co.	2,543
157	International Paper Co.	1,855

		9,181

	Media — 3.0%
330	Comcast Corp. Class A	5,565
152	Viacom, Inc. Class B (D)	2,888

		8,453

	Pharmaceuticals, Biotechnology & Life Sciences — 6.7%
75	Abbott Laboratories	3,998
252	Bristol-Myers Squibb Co.	5,854
100	Pfizer, Inc.	1,769
191	Schering-Plough Corp.	3,251
102	Wyeth	3,822

		18,694

	Real Estate — 1.2%
279	Host Hotels & Resorts, Inc.	2,112
67	Kimco Realty Corp.	1,223

		3,335

	Retailing — 3.3%
91	Gap, Inc.	1,215
66	Home Depot, Inc.	1,519
105	Kohl’s Corp. (D)	3,783
156	Staples, Inc.	2,797

		9,314

	Semiconductors & Semiconductor Equipment — 1.6%
305	Intel Corp.	4,465
	Software & Services — 1.6%
230	Microsoft Corp.	4,469
	Technology Hardware & Equipment — 5.2%
238	Cisco Systems, Inc. (D)	3,879
214	Dell, Inc. (D)	2,195
91	Hewlett-Packard Co.	3,292
220	Ingram Micro, Inc. (D)	2,949
151	Nokia Corp.	2,349

		14,664

	Telecommunication Services — 5.2%
322	AT&T, Inc.	9,172
162	Verizon Communications, Inc.	5,482

		14,654

	Utilities — 6.4%
59	Entergy Corp.	4,921
39	Exelon Corp.	2,141
74	FPL Group, Inc.	3,734
42	NRG Energy, Inc. (D)	985
52	PG&E Corp.	2,005
81	SCANA Corp.	2,873
38	Southern Co.	1,410

		18,069

	Total common stock (cost $340,894)	$277,206

The accompanying notes are an integral part of these financial statements.

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.4%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3, collateralized by U.S. Treasury Note 4.50%, 2009, value of $3)
$3	0.03% dated 01/02/2009		$3
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,285, collateralized by FNMA 5.00%, 2035 — 2038, value of $1,311)
1,285	0.08% dated 01/02/2009		1,285
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $56, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $58)
56	0.07% dated 01/02/2009		56
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,243, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $1,267)
1,243	0.10% dated 01/02/2009		1,243
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,144, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $1,167)
1,144	0.05% dated 01/02/2009		1,144
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $155, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $158)
155	0.07% dated 01/02/2009		155

	Total short-term investments (cost $3,886)		$3,886

	Total investments (cost $344,780) (C)	100.1%	$281,092
	Other assets and liabilities	(0.1)%	(294)

	Total net assets	100.0%	$280,798

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.49% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $348,540 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,139
Unrealized Depreciation	(76,587)

Net Unrealized Depreciation	$(67,448)

(D)	Currently non-income producing.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 98.4%
	Automobiles & Components — 0.7%
491	TRW Automotive Holdings Corp. (D)	$1,766
	Capital Goods — 6.5%
39	Alliant Techsystems, Inc. (D)	3,370
102	Deere & Co.	3,889
41	Dover Corp.	1,360
363	General Electric Co.	5,879
123	Genesis Lease Ltd. ADR	349
15	Lockheed Martin Corp.	1,253

		16,100

	Consumer Durables & Apparel — 1.0%
79	MDC Holdings, Inc.	2,388
	Consumer Services — 0.4%
38	Darden Restaurants, Inc.	1,074
	Diversified Financials — 11.1%
157	Ameriprise Financial, Inc.	3,656
314	Bank of America Corp.	4,426
80	Capital One Financial Corp.	2,538
404	CIT Group, Inc.	1,835
8	Citigroup, Inc.	52
15	Goldman Sachs Group, Inc.	1,241
94	Invesco Ltd.	1,360
100	JP Morgan Chase & Co.	3,159
175	Oaktree Capital (D)(I)	3,325
330	PennantPark Investment Corp.	1,192
219	TD Ameritrade Holding Corp. (D)	3,116
109	UBS AG ADR (D)	1,558

		27,458

	Energy — 14.4%
22	Apache Corp.	1,610
78	Baker Hughes, Inc.	2,511
64	Canadian Natural Resources Ltd. ADR	2,563
63	Consol Energy, Inc.	1,792
35	Exxon Mobil Corp.	2,810
251	Newfield Exploration Co. (D)	4,951
113	Noble Energy, Inc.	5,562
94	SBM Offshore N.V.	1,245
263	Talisman Energy, Inc.	2,628
73	Total S.A. ADR	4,051
976	Uranium One, Inc. (D)	1,435
356	USEC, Inc. (D)	1,597
80	XTO Energy, Inc.	2,815

		35,570

	Food & Staples Retailing — 0.4%
43	Sysco Corp.	991
	Food, Beverage & Tobacco — 7.3%
2,877	Chaoda Modern Agriculture	1,849
106	Cosan Ltd. (D)	367
205	Dean Foods Co. (D)	3,675
1	Japan Tobacco, Inc.	3,416
8,592	Marine Harvest (D)	1,325
238	Smithfield Foods, Inc. (D)	3,351
172	Unilever N.V. NY Shares ADR	4,227

		18,210

	Health Care Equipment & Services — 6.5%
112	CIGNA Corp.	1,880
52	Covidien Ltd.	1,881
147	Humana, Inc. (D)	5,484
255	UnitedHealth Group, Inc.	6,786

		16,031

	Insurance — 10.0%
154	ACE Ltd.	8,134
78	Everest Re Group Ltd.	5,931
93	Fidelity National Financial, Inc.	1,644
54	First American Financial Corp.	1,573
28	PartnerRe Ltd.	2,024
68	Platinum Underwriters Holdings Ltd.	2,453
72	Reinsurance Group of America, Inc.	3,074

		24,833

	Materials — 4.9%
89	Alcoa, Inc.	997
43	Celanese Corp.	531
92	Companhia Vale do Rio Doce ADR	1,114
35	Mosaic Co.	1,204
170	Owens-Illinois, Inc. (D)	4,649
15	Potash Corp. of Saskatchewan, Inc.	1,084
217	Rexam plc	1,125
309	Smurfit-Stone Container Corp. (D)	79
34	Syngenta AG ADR	1,327

		12,110

	Media — 5.3%
302	Comcast Corp. Class A	5,091
322	Comcast Corp. Special Class A	5,194
210	R.H. Donnelley Corp. (D)	78
88	Viacom, Inc. Class B (D)	1,673
208	Virgin Media, Inc.	1,035

		13,071

	Pharmaceuticals, Biotechnology & Life Sciences — 8.7%
131	Alkermes, Inc. (D)	1,400
39	Amgen, Inc. (D)	2,258
670	Impax Laboratories, Inc. (A)(D)(H)	5,359
359	Schering-Plough Corp.	6,119
172	Wyeth	6,455

		21,591

	Real Estate — 0.6%
86	Annaly Capital Management, Inc.	1,366
	Retailing — 1.7%
3,040	Buck Holdings L.P. (A)(D)(H)	2,928
60	Home Depot, Inc.	1,388

		4,316

	Semiconductors & Semiconductor Equipment — 1.2%
170	Varian Semiconductor Equipment Associates, Inc. (D)	3,084
	Software & Services — 4.0%
116	CACI International, Inc. Class A (D)	5,235
242	Microsoft Corp.	4,701

		9,936

	Technology Hardware & Equipment — 6.7%
156	Arrow Electronics, Inc. (D)	2,933
290	Cisco Systems, Inc. (D)	4,723
330	Corning, Inc.	3,149

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Technology Hardware & Equipment — (continued)
495	Flextronics International Ltd. (D)		$1,267
293	JDS Uniphase Corp. (D)		1,068
185	Seagate Technology		821
230	Solar Cayman Ltd. (A)(D)(H)		2,697

			16,658

	Transportation — 5.0%
631	Delta Air Lines, Inc. (D)		7,237
49	United Parcel Service, Inc. Class B		2,677
317	US Airways Group, Inc. (D)		2,453

			12,367

	Utilities — 2.0%
55	Northeast Utilities		1,326
89	Progress Energy, Inc.		3,546

			4,872

	Total common stock (cost $361,133)		$243,792

Principal
Amount

SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.4%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3, collateralized by U.S. Treasury Note 4.50%, 2009, value of $3)
$3	0.03% dated 12/31/2008		$3
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,178, collateralized by FNMA 5.00%, 2035 — 2038, value of $1,201)
1,178	0.08% dated 12/31/2008		1,178
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $52, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $53)
52	0.07% dated 12/31/2008		52
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,139, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $1,162)
1,139	0.10% dated 12/31/2008		1,139
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,048, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $1,069)
1,048	0.05% dated 12/31/2008		1,048
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $142, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $145)
142	0.07% dated 12/31/2008		142

	Total short-term investments (cost $3,562)		$3,562

	Total investments (cost $364,695) (C)	99.8%	$247,354
	Other assets and liabilities	0.2%	476

	Total net assets	100.0%	$247,830

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.97% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $372,125 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,744
Unrealized Depreciation	(129,515)

Net Unrealized Depreciation	$(124,771)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008, was $10,984, which represents 4.43% of total net assets. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $3,325, which represents 1.34% of total net assets.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$3,044
12/2005 – 12/2006	670	Impax Laboratories, Inc.	5,613
03/2007	230	Solar Cayman Ltd. - 144A	3,453

The aggregate value of these securities at December 31, 2008 was $10,984 which represents 4.43% of total net assets.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity	Dividend and Growth
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investment in securities — Level 1	$2,596,897	$6,186,130	$1,026,105	$4,386,828
Investment in securities — Level 2	1,314,385	1,000,909	—	—
Investment in securities — Level 3	20,737	61,980	—	30

Total	$3,932,019	$7,249,019	$1,026,105	$4,386,858

Other financial instruments — Level 1 *	$—	$—	$642	$—
Other financial instruments — Level 2 *	25	154	—	—

Total	$25	$154	$642	$—

Liabilities:
Securities sold short — Level 1	$—	$—	$—	$—

Total	$—	$—	$—	$—

Other financial instruments — Level 1 *	$—	$—	$25	$—
Other financial instruments — Level 2 *	—	23	—	—

Total	$—	$23	$25	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of December 31, 2007	$13,641	$57,740	$—	$—
Realized gain (loss)	—	(640)	—	—
Change in unrealized appreciation (depreciation) (V)	(222)	(19,574)	—	—
Net purchases (sales)	(117)	6,326	—	—
Transfers in and /or out of Level 3	7,435	18,128	—	30

Balance as of December 31, 2008	$20,737	$61,980	$—	$30

(V) Change in unrealized gains or losses relating to assets still held at December 31, 2008	$(42,047)	$(34,122)	$—	$(13,570)

Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—	$—
Realized gain (loss) †	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—

Balance as of December 31, 2008	$—	$—	$—	$—

Liabilities:
Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—	$—
Realized gain (loss) †	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—

Balance as of December 31, 2008	$—	$—	$—	$—

† The realized gain (loss) earned during the period ended December 31, 2008, for other financial instruments	$—	$—	$—	$—

†	Commenced operations on January 31, 2008.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Equity Income	Fundamental Growth	Global Advisers	Global Equity	Global Growth	Global Health	Growth	Growth Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund†	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$269,227	$54,246	$74,953	$53,323	$340,746	$193,441	$273,252	$806,109
4,988	—	144,128	26,387	187,474	47,538	11,094	76,164
—	—	1,113	17	—	—	—	—

$274,215	$54,246	$220,194	$79,727	$528,220	$240,979	$284,346	$882,273

$—	$—	$216	$5	$—	$—	$—	$—
—	—	4,468	12	7	—	—	—

$—	$—	$4,684	$17	$7	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$734	$—	$—	$—	$—	$—
—	—	6,026	4	6	—	—	—

$—	$—	$6,760	$4	$6	$—	$—	$—

$—	$—	$3,670	$—	$—	$1,948	$—	$—
—	—	5	—	—	—	—	—
—	—	(69)	(409)	—	—	—	(150)
—	—	(2,189)	400	—	—	—	—
—	—	(304)	26	—	(1,948)	—	150

$—	$—	$1,113	$17	$—	$—	$—	$—

$—	$—	$(109)	$(625)	$—	$—	$—	$(111)

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels — (continued)
December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	High Yield	Index	International Growth	International Opportunities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investment in securities — Level 1	$37,860	$847,395	$59,580	$277,632
Investment in securities — Level 2	361,584	2,900	333,694	911,575
Investment in securities — Level 3	12,693	—	7,549	58,546

Total	$412,137	$850,295	$400,823	$1,247,753

Other financial instruments — Level 1 *	$1,300	$180	$—	$—
Other financial instruments — Level 2 *	—	—	—	19

Total	$1,300	$180	$—	$19

Liabilities:
Securities sold short — Level 1	$—	$—	$—	$—

Total	$—	$—	$—	$—

Other financial instruments — Level 2 *	222	—	—	33

Total	$222	$—	$—	$33

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of December 31, 2007	$8,021	$—	$—	$—
Realized gain (loss)	(317)	—	—	—
Change in unrealized appreciation (depreciation) (V)	(2,523)	—	—	—
Net purchases (sales)	2,197	—	—	—
Transfers in and /or out of Level 3	5,315	—	7,549	58,546

Balance as of December 31, 2008	$12,693	$—	$7,549	$58,546

(V) Change in unrealized gains or losses relating to assets still held at December 31, 2008	$(7,058)	$—	$(21)	$(11,202)

Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—	$—
Realized gain (loss) †	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—

Balance as of December 31, 2008	$—	$—	$—	$—

Liabilities:
Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—	$—
Realized gain (loss) †	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—	—

Balance as of December 31, 2008	$—	$—	$—	$—

† The realized gain (loss) earned during the period ended December 31, 2008, for other financial instruments	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
International Small Company	LargeCap Growth	MidCap	MidCap Growth	MidCap Value	Money Market	Small Company	SmallCap Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$4,910	$89,025	$1,721,657	$47,142	$396,305	$579,170	$947,865	$446,144
166,616	60	—	90	13,707	4,628,242	21,123	230
—	—	—	—	20,264	—	—	—

$171,526	$89,085	$1,721,657	$47,232	$430,276	$5,207,412	$968,988	$446,374

$—	$27	$—	$36	$—	$—	$425	$36
4	—	—	—	—	—	8	—

$4	$27	$—	$36	$—	$—	$433	$36

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—

6	—	—	—	—	—	—	—

$6	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$11,437	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	(568)	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	9,395	—	—	—

$—	$—	$—	$—	$20,264	$—	$—	$—

$—	$—	$—	$—	$(3,516)	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels — (continued)
December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	SmallCap Value	Stock	Total Return Bond	U.S. Government Securities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investment in securities — Level 1	$60,306	$1,991,760	$186,103	$58,642
Investment in securities — Level 2	—	89,593	3,605,052	1,444,644
Investment in securities — Level 3	—	10,650	56,060	64,999

Total	$60,306	$2,092,003	$3,847,215	$1,568,285

Other financial instruments — Level 1 *	$19	$—	$10,155	$4,169
Other financial instruments — Level 2 *	—	25	11,716	85

Total	$19	$25	$21,871	$4,254

Liabilities:
Securities sold short — Level 1	$—	$—	$—	$—

Total	$—	$—	$—	$—

Other financial instruments — Level 1 *	$—	$—	$9,332	$444
Other financial instruments — Level 2 *	—	—	15,596	578

Total	$—	$—	$24,928	$1,022

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of December 31, 2007	$—	$9,887	$139,082	$112,165
Realized gain (loss)	—	—	(16,701)	(1,208)
Change in unrealized appreciation (depreciation) (V)	—	692	(37,104)	(70,629)
Net purchases (sales)	—	—	(11,558)	53,794
Transfers in and /or out of Level 3	—	71	(17,659)	(29,123)

Balance as of December 31, 2008	$—	$10,650	$56,060	$64,999

(V) Change in unrealized gains or losses relating to assets still held at December 31, 2008	$—	$(31,337)	$(46,268)	$(87,054)

Other financial instruments:
Balance as of December 31, 2007	$—	$—	$5,495	$—
Realized gain (loss) †	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	(5,495)	—

Balance as of December 31, 2008	$—	$—	$—	$—

Liabilities:
Other financial instruments:
Balance as of December 31, 2007	$—	$—	$3,531	$—
Realized gain (loss) †	—	—	—	—
Change in unrealized appreciation (depreciation)	—	—	(3,531)	—

Balance as of December 31, 2008	$—	$—	$—	$—

† The realized gain (loss) earned during the period ended December 31, 2008, for other financial instruments	$—	$—	$17,384	$—

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford
Value	Value Opportunities
HLS Fund	HLS Fund

$281,092	$224,086
—	8,959
—	14,309

$281,092	$247,354

$—	$—
—	—

$—	$—

$—	$—

$—	$—

$—	$—
—	—

$—	$—

$—	$11,921
—	(180)
—	(2,531)
—	(260)
—	5,359

$—	$14,309

$—	$(4,609)

$—	$—
—	—
—	—

$—	$—

$—	$—
—	—
—	—

$—	$—

$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity	Dividend and Growth
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market Fund) @	$3,932,019	$7,249,019	$1,026,105	$4,386,858
Cash	—	70	4,271 *†	1
Foreign currency on deposit with custodian #	—	5	—	—
Unrealized appreciation on forward foreign currency contracts	25	154	—	—
Unrealized appreciation on forward bonds	—	—	—	—
Receivables:
Investment securities sold	71,711	74,802	2,587	37,579
Fund shares sold	310	12,397	99	3,532
Dividends and interest	20,211	17,924	2,450	9,791
Variation margin	—	—	202	—
Swap premiums paid	—	—	—	—
Other assets	14	29	4	15

Total assets	4,024,290	7,354,400	1,035,718	4,437,776

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	23	—	—
Unrealized depreciation on forward bonds	—	—	—	—
Bank overdraft — U.S. Dollars	—	—	—	—
Payables:
Investment securities purchased	65,622	25,966	—	23,655
Fund shares redeemed	4,108	13,516	607	7,299
Variation margin	—	—	—	—
Investment management and advisory fees (Note 5)	346	671	112	413
Administrative fee	168	307	44	185
Distribution fees (Note 5)	29	68	9	41
Accrued expenses	492	800	117	431
Written options (Note 3)	—	—	182	—

Total liabilities	70,765	41,351	1,071	32,024

Net assets	$3,953,525	$7,313,049	$1,034,647	$4,405,752

Summary of Net Assets:
Capital stock and paid-in-capital	$6,096,114	$12,264,510	$1,518,350	$5,408,396
Accumulated undistributed (distributions in excess of) net investment income (loss)	5,796	(63,147)	1,554	6,857
Accumulated net realized gain (loss) on investments and foreign currency transactions	(808,912)	(2,085,770)	(229,126)	(272,231)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(1,339,473)	(2,802,544)	(256,131)	(737,270)

Net assets	$3,953,525	$7,313,049	$1,034,647	$4,405,752

Shares authorized	9,500,000	5,000,000	3,500,000	4,000,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$13.69	$25.34	$8.46	$14.37

Shares outstanding	248,698	237,489	102,749	252,564

Net assets	$3,404,626	$6,017,984	$868,799	$3,628,793

Class IB: Net asset value per share	$13.85	$25.14	$8.41	$14.34

Shares outstanding	39,634	51,508	19,709	54,187

Net assets	$548,899	$1,295,065	$165,848	$776,959

@ Cost of securities	$5,271,497	$10,051,646	$1,282,853	$5,124,128

# Cost of foreign currency on deposit with custodian	$—	$4	$—	$—

*	Cash of $2,592 is pledged as collateral for open put options.
†	Cash of $1,678 is pledged as collateral for open futures contracts.
‡	Cash of $15 is pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Equity Income	Fundamental Growth	Global Advisers	Global Equity	Global Growth	Global Health	Growth	Growth Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$274,215	$54,246	$220,194	$79,727	$528,220	$240,979	$284,346	$882,273
—	1	134	15 ‡	92	1	1	—
—	—	—	74	—	—	—	—
—	—	3,477	12	7	—	—	—
—	—	991	—	—	—	—	—

1,036	129	25,686	1,408	5,506	88	572	—
50	8	12	83	2,185	862	2,097	423
932	83	1,275	164	284	152	325	996
—	—	252	2	—	—	—	—
—	—	—	—	—	—	—	—
1	—	1	2	2	1	1	3

276,234	54,467	252,022	81,487	536,296	242,083	287,342	883,695

—	—	5,725	4	6	—	—	—
—	—	301	—	—	—	—	—
—	—	—	60	—	—	—	—

1,146	715	22,541	1,424	2,515	—	1,509	5,455
140	38	226	325	2,200	839	28	1,245
—	—	28	—	—	—	—	—
36	7	27	13	61	33	37	113
12	2	9	3	23	10	12	—
2	1	2	2	6	4	4	6
36	19	43	21	76	30	39	95
—	—	—	—	—	—	—	—

1,372	782	28,902	1,852	4,887	916	1,629	6,914

$274,862	$53,685	$223,120	$79,635	$531,409	$241,167	$285,713	$876,781

$347,346	$91,433	$297,575	$155,405	$847,171	$302,617	$421,063	$1,364,683

893	343	(319)	(10)	270	76	143	588

(9,510)	(20,233)	(36,541)	(45,229)	(153,122)	(5,001)	(40,537)	(262,557)

(63,867)	(17,858)	(37,595)	(30,531)	(162,910)	(56,525)	(94,956)	(225,933)

$274,862	$53,685	$223,120	$79,635	$531,409	$241,167	$285,713	$876,781

800,000	800,000	1,000,000	800,000	3,400,000	800,000	800,000	700,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$9.20	$5.92	$8.50	$6.16	$10.17	$10.66	$7.53	$17.05

25,744	5,974	21,973	7,899	41,202	16,806	27,080	44,148

$236,728	$35,367	$186,855	$48,627	$419,183	$179,087	$203,993	$752,898

$9.20	$5.88	$8.48	$6.15	$10.12	$10.46	$7.42	$16.89

4,143	3,113	4,277	5,044	11,087	5,937	11,014	7,334

$38,134	$18,318	$36,265	$31,008	$112,226	$62,080	$81,720	$123,883

$338,082	$72,104	$255,110	$110,272	$691,120	$297,504	$379,302	$1,108,206

$—	$—	$—	$74	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	High Yield	Index	International Growth	International Opportunities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market Fund) @	$412,137	$850,295	$400,823	$1,247,753
Cash	260 *	18	1	1
Foreign currency on deposit with custodian #	119	—	—	1,283
Unrealized appreciation on forward foreign currency contracts	—	—	—	19
Receivables:
Investment securities sold	3,103	—	304	—
Fund shares sold	521	6,470	200	1,807
Dividends and interest	10,302	1,886	1,115	1,801
Variation margin	—	287	—	—
Swap premiums paid	—	—	—	—
Other assets	1	3	2	5

Total assets	426,443	858,959	402,445	1,252,669

Liabilities:
Unrealized depreciation on forward foreign currency contracts	222	—	—	33
Unrealized depreciation on forward bonds	—	—	—	—
Bank overdraft — U.S. Dollars	—	—	—	—
Payables:
Investment securities purchased	6,436	1,391	—	15,278
Fund shares redeemed	994	1,266	291	1,549
Variation margin	216	31	—	—
Investment management and advisory fees (Note 5)	44	18	54	130
Administrative fee	18	36	17	52
Distribution fees (Note 5)	7	7	6	10
Accrued expenses	62	115	68	162

Total liabilities	7,999	2,864	436	17,214

Net assets	$418,444	$856,095	$402,009	$1,235,455

Summary of Net Assets:
Capital stock and paid-in-capital	$668,718	$1,128,061	$851,888	$1,894,116
Accumulated undistributed (distributions in excess of) net investment income (loss)	1,269	1,442	410	1,291
Accumulated net realized gain (loss) on investments and foreign currency transactions	(127,105)	(33,336)	(428,681)	(452,663)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(124,438)	(240,072)	(21,608)	(207,289)

Net assets	$418,444	$856,095	$402,009	$1,235,455

Shares authorized	2,800,000	4,000,000	800,000	2,625,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$5.73	$18.75	$5.85	$8.40

Shares outstanding	51,269	38,290	50,086	124,530

Net assets	$293,773	$718,081	$293,243	$1,046,234

Class IB: Net asset value per share	$5.68	$18.69	$5.83	$8.51

Shares outstanding	21,951	7,385	18,672	22,246

Net assets	$124,671	$138,014	$108,766	$189,221

@ Cost of securities	$537,661	$1,090,547	$422,432	$1,454,970

# Cost of foreign currency on deposit with custodian	$111	$—	$—	$1,285

*	Cash of $260 is pledged as collateral for open futures contracts.

†	Cash of $62 is pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

Hartford
International
Small	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Company	LargeCap Growth	MidCap	MidCap Growth	MidCap Value	Money Market	Small Company	SmallCap Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$171,526	$89,085	$1,721,657	$47,232	$430,276	$5,207,412	$968,988	$446,374
—	63 †	1	—	1	10	546	1
—	—	—	—	—	—	—	—
4	—	—	—	—	—	8	—

1,710	—	9,010	—	830	—	14,587	1,921
17	80	7,252	256	21	4,886	5,306	256
124	146	1,665	40	811	2,523	344	213
—	15	—	18	—	—	275	18
—	—	—	—	—	—	—	—
1	—	6	—	2	901	3	2

173,382	89,389	1,739,591	47,546	431,941	5,215,732	990,057	448,785

6	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
293	—	—	—	—	—	—	—

—	—	10,255	—	1,063	—	14,933	227
159	7	6,836	376	359	13,336	2,372	278
—	—	—	—	—	—	—	—
24	12	172	8	54	249	104	58
7	—	72	—	18	228	41	—
2	—	9	—	7	42	9	6
31	13	178	13	61	215	109	59

522	32	17,522	397	1,562	14,070	17,568	628

$172,860	$89,357	$1,722,069	$47,149	$430,379	$5,201,662	$972,489	$448,157

$313,194	$181,087	$2,442,772	$79,551	$699,092	$5,212,739	$1,490,608	$738,306

9	20	890	7	759	1,955	(5)	405

(81,420)	(69,566)	(276,008)	(20,338)	(109,576)	(13,032)	(308,586)	(148,654)

(58,923)	(22,184)	(445,585)	(12,071)	(159,896)	—	(209,528)	(141,900)

$172,860	$89,357	$1,722,069	$47,149	$430,379	$5,201,662	$972,489	$448,157

800,000	700,000	2,400,000	800,000	1,200,000	14,000,000	1,500,000	700,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$8.30	$9.88	$16.21	$5.34	$5.82	$1.00	$11.01	$11.57

16,098	8,818	95,793	7,198	51,902	4,436,524	72,052	28,730

$133,595	$87,150	$1,552,741	$38,447	$301,896	$4,427,230	$793,078	$332,330

$8.24	$9.87	$16.06	$5.34	$5.80	$1.00	$10.76	$11.53

4,767	224	10,546	1,631	22,156	776,215	16,680	10,042

$39,265	$2,207	$169,328	$8,702	$128,483	$774,432	$179,411	$115,827

$230,455	$111,296	$2,167,242	$59,339	$590,172	$5,207,412	$1,178,946	$588,310

$—	$—	$—	$—	$—	$—	$—	$—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities — (continued)
December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	SmallCap Value	Stock	Total Return Bond	U.S. Government Securities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market) @	$60,306	$2,092,003	$3,847,215	$1,568,285
Cash	55 *	370	2,304	46
Foreign currency on deposit with custodian #	—	—	6,297	2
Unrealized appreciation on forward foreign currency contracts	—	25	11,716	85
Receivables:
Investment securities sold	192	6,040	17,982	511
Fund shares sold	819	108	2,045	526
Dividends and interest	165	3,425	37,257	13,288
Variation margin	11	—	2,502	—
Swap premiums paid	—	—	5,408	—
Other assets	—	8	11	—

Total assets	61,548	2,101,979	3,932,737	1,582,743

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	14,096	578
Unrealized depreciation on swap contracts	—	—	1,500	—
Bank overdraft — U.S. Dollars	—	—	—	—
Payables:
Investment securities purchased	202	—	2,524	—
Fund shares redeemed	225	2,817	3,388	1,503
Variation margin	2	—	1,991	1,789
Investment management and advisory fees (Note 5)	11	120	223	155
Administrative fee	—	88	170	—
Distribution fees (Note 5)	—	15	40	18
Accrued expenses	17	281	306	83
Written options (Note 3)	—	—	—	1,329

Total liabilities	457	3,321	24,238	5,455

Net assets	$61,091	$2,098,658	$3,908,499	$1,577,288

Summary of Net Assets:
Capital stock and paid-in-capital	$91,536	$3,883,514	$4,608,906	$1,751,581
Accumulated undistributed (distributions in excess of) net investment income (loss)	207	3,404	(15,005)	910
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,252)	(761,092)	(236,532)	(37,270)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(19,400)	(1,027,168)	(448,870)	(137,933)

Net assets	$61,091	$2,098,658	$3,908,499	$1,577,288

Shares authorized	700,000	4,000,000	5,000,000	700,000

Par value	$0.001	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$7.37	$25.86	$9.54	$10.19

Shares outstanding	7,901	70,015	331,957	121,991

Net assets	$58,193	$1,810,864	$3,167,919	$1,243,275

Class IB: Net asset value per share	$7.33	$25.84	$9.50	$10.16

Shares outstanding	395	11,137	77,947	32,865

Net assets	$2,898	$287,794	$740,580	$334,013

@ Cost of securities	$79,725	$3,119,183	$4,293,058	$1,709,450

# Cost of foreign currency on deposit with custodian	$—	$—	$6,186	$2

*	Cash of $55 is pledged as collateral for open futures contracts.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford
Value	Value Opportunities
HLS Fund	HLS Fund

$281,092	$247,354
1	—
—	22
—	—

280	1,778
34	108
766	318
—	—
—	—
1	1

282,174	249,581

—	—
—	—
—	2

1,034	1,238
261	442
—	—
37	33
12	—
3	2
29	34
—	—

1,376	1,751

$280,798	$247,830

$359,751	$485,791

1,020	314

(16,285)	(120,935)

(63,688)	(117,340)

$280,798	$247,830

800,000	700,000

$0.001	$0.001

$7.77	$8.77

27,972	22,898

$217,460	$200,913

$7.77	$8.75

8,154	5,365

$63,338	$46,917

$344,780	$364,695

$—	$22

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Year Ended December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	Advisers	Capital Appreciation	Disciplined Equity	Dividend and Growth
	HLS Fund	HLS Fund	HLS Fund	HLS Fund

Investment Income:
Dividends	$72,519	$190,744	$26,743	$170,824
Interest	100,921	14,411	373	1,449
Securities lending	3,798	9,514	287	2,329
Less: Foreign tax withheld	(1,249)	(7,185)	—	(2,619)

Total investment income, net	175,989	207,484	27,403	171,983

Expenses:
Investment management and advisory fees	23,318	50,235	7,139	26,371
Administrative service fees	11,497	23,228	2,949	11,998
Distribution fees — Class IB	2,054	5,492	634	2,885
Custodian fees	92	541	25	12
Accounting services	900	1,913	177	817
Board of Directors’ fees	115	224	32	112
Other expenses	571	1,117	197	631

Total expenses (before waivers and fees paid indirectly)	38,547	82,750	11,153	42,826
Expense waivers	—	—	—	—
Commission recapture	(195)	(463)	(34)	(108)
Custodian fee offset	(97)	(25)	(5)	(3)

Total waivers and fees paid indirectly	(292)	(488)	(39)	(111)

Total expenses, net	38,255	82,262	11,114	42,715

Net investment income (loss)	137,734	125,222	16,289	129,268

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	(769,572)	(2,050,998)	(213,871)	(264,886)
Net realized gain (loss) on futures, options and swap contracts	169 †	—	(4,206)‡	—
Net realized gain (loss) on foreign currency transactions	16,992	7,885	—	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(752,411)	(2,043,113)	(218,077)	(264,886)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,447,755)	(4,512,820)	(459,464)	(2,110,000)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	—	—	916	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(512)	9,005	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(1,448,267)	(4,503,815)	(458,548)	(2,110,000)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(2,200,678)	(6,546,928)	(676,625)	(2,374,886)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,062,944)	$(6,421,706)	$(660,336)	$(2,245,618)

*	Commenced operations on January 31, 2008.
†	Realized gains on written options were $169 for the Advisers Fund.
‡	Realized gains on written options were $2,633 for the Disciplined Equity Fund.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Equity Income	Fundamental Growth	Global Advisers	Global Equity	Global Growth	Global Health	Growth	Growth Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund*	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$14,139	$1,091	$2,331	$1,061	$12,303	$4,114	$4,493	$13,325
60	43	6,215	29	251	51	165	546
13	12	160	9	1,706	183	230	689
(105)	(10)	(205)	(99)	(1,011)	(213)	(107)	(327)

14,107	1,136	8,501	1,000	13,249	4,135	4,781	14,233

2,226	509	1,817	340	4,787	2,037	2,616	7,929
731	170	646	91	1,872	638	867	—
134	74	139	34	514	207	332	501
13	10	37	30	51	19	18	175
37	8	58	7	131	32	43	—
8	3	7	1	20	8	10	26
53	19	48	—	123	68	100	163

3,202	793	2,752	503	7,498	3,009	3,986	8,794
—	—	—	(34)	—	—	—	—
(12)	(2)	(5)	(3)	(27)	(10)	(26)	(104)
—	—	(2)	—	(2)	—	(1)	(1)

(12)	(2)	(7)	(37)	(29)	(10)	(27)	(105)

3,190	791	2,745	466	7,469	2,999	3,959	8,689

10,917	345	5,756	534	5,780	1,136	822	5,544

(9,484)	(20,013)	(36,192)	(18,097)	(152,412)	10,096	(39,577)	(260,841)
—	—	(268)	(3)	—	—	—	(287)
(12)	—	7,468	7	65	39	(23)	(331)

(9,496)	(20,013)	(28,992)	(18,093)	(152,347)	10,135	(39,600)	(261,459)

(123,062)	(23,193)	(90,544)	(28,488)	(487,895)	(104,154)	(182,874)	(494,265)

—	—	(313)	5	—	—	—	—

—	—	(7,581)	9	(13)	—	—	—

(123,062)	(23,193)	(98,438)	(28,474)	(487,908)	(104,154)	(182,874)	(494,265)

(132,558)	(43,206)	(127,430)	(46,567)	(640,255)	(94,019)	(222,474)	(755,724)

$(121,641)	$(42,861)	$(121,674)	$(46,033)	$(634,475)	$(92,883)	$(221,652)	$(750,180)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Year Ended December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	High Yield	Index	International Growth	International Opportunities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund

Investment Income:
Dividends	$195	$28,894	$15,463	$54,462
Interest	55,285	236	536	1,275
Securities lending	642	644	2,044	4,717
Less: Foreign tax withheld	—	(1)	(1,914)	(6,359)

Total investment income, net	56,122	29,773	16,129	54,095

Expenses:
Investment management and advisory fees	2,849	1,271	4,607	8,744
Administrative service fees	1,149	2,542	1,543	3,703
Distribution fees — Class IB	444	516	542	754
Custodian fees	24	25	81	151
Accounting services	103	127	123	296
Board of Directors’ fees	12	27	17	36
Other expenses	88	127	136	235

Total expenses (before waivers and fees paid indirectly)	4,669	4,635	7,049	13,919
Expense waivers	—	—	—	—
Commission recapture	—	—	(60)	(40)
Custodian fee offset	(2)	(4)	(2)	(11)

Total waivers and fees paid indirectly	(2)	(4)	(62)	(51)

Total expenses, net	4,667	4,631	6,987	13,868

Net investment income (loss)	51,455	25,142	9,142	40,227

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	(108,819)	8,940	(426,271)	(445,809)
Net realized gain (loss) on futures, options and swap contracts	4,505	(10,519)	—	—
Net realized gain (loss) on foreign currency transactions	226	—	(1,393)	1,849

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(104,088)	(1,579)	(427,664)	(443,960)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(97,929)	(576,525)	(171,617)	(574,938)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	1,219	155	—	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(283)	—	(19)	(26)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(96,993)	(576,370)	(171,636)	(574,964)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(201,081)	(577,949)	(599,300)	(1,018,924)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(149,626)	$(552,807)	$(590,158)	$(978,697)

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
International Small Company	LargeCap Growth	MidCap	MidCap Growth	MidCap Value	Money Market	Small Company	SmallCap Growth
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$7,298	$1,714	$25,411	$556	$10,058	$—	$8,035	$4,211
38	5	1,173	13	106	96,068	680	291
937	156	2,786	104	687	—	3,318	1,480
(725)	—	(102)	—	(74)	—	(261)	—

7,548	1,875	29,268	673	10,777	96,068	11,772	5,982

1,884	852	11,357	388	3,857	8,886	6,541	4,180
590	—	4,933	—	1,330	7,896	2,718	—
177	1	607	7	515	1,575	648	446
66	7	19	10	19	7	64	33
47	—	296	—	67	395	163	—
8	3	46	2	14	58	26	15
36	2	268	13	93	1,150	200	106

2,808	865	17,526	420	5,895	19,967	10,360	4,780
—	—	—	—	—	(1,974)	—	—
(9)	—	(119)	—	(41)	—	(103)	(7)
—	—	(13)	—	(1)	(5)	(9)	(4)

(9)	—	(132)	—	(42)	(1,979)	(112)	(11)

2,799	865	17,394	420	5,853	17,988	10,248	4,769

4,749	1,010	11,874	253	4,924	78,080	1,524	1,213

(79,930)	(42,170)	(275,352)	(19,677)	(107,373)	(13,032)	(289,594)	(144,217)
—	35	—	(582)	—	—	(7,623)	(495)
(322)	—	(117)	—	3	—	48	—

(80,252)	(42,135)	(275,469)	(20,259)	(107,370)	(13,032)	(297,169)	(144,712)

(79,529)	(27,057)	(733,462)	(12,618)	(227,771)	—	(377,975)	(144,433)

—	27	—	35	—	—	372	32

(3)	—	11	—	—	—	—	—

(79,532)	(27,030)	(733,451)	(12,583)	(227,771)	—	(377,603)	(144,401)

(159,784)	(69,165)	(1,008,920)	(32,842)	(335,141)	(13,032)	(674,772)	(289,113)

$(155,035)	$(68,155)	$(997,046)	$(32,589)	$(330,217)	$65,048	$(673,248)	$(287,900)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations — (continued)
For the Year Ended December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford	Hartford
	SmallCap Value	Stock	Total Return Bond	U.S. Government Securities
	HLS Fund	HLS Fund	HLS Fund	HLS Fund

Investment Income:
Dividends	$1,520	$62,203	$1,519	$—
Interest	63	170	258,886	65,786
Securities lending	225	1,526	1,478	2,269
Less: Foreign tax withheld	(1)	(1,056)	—	—

Total investment income, net	1,807	62,843	261,883	68,055

Expenses:
Investment management and advisory fees	615	8,875	11,297	6,142
Administrative service fees	—	6,750	8,688	—
Distribution fees — Class IB	2	1,188	2,321	763
Custodian fees	9	40	90	4
Accounting services	—	338	782	—
Board of Directors’ fees	2	65	76	23
Other expenses	33	357	464	73

Total expenses (before waivers and fees paid indirectly)	661	17,613	23,718	7,005
Expense waivers	—	—	—	—
Commission recapture	—	(172)	—	—
Custodian fee offset	(1)	(9)	(12)	(2)

Total waivers and fees paid indirectly	(1)	(181)	(12)	(2)

Total expenses, net	660	17,432	23,706	7,003

Net investment income (loss)	1,147	45,411	238,177	61,052

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized gain (loss) on investments	(10,244)	(720,656)	(245,539)	12,975
Net realized gain (loss) on futures, options and swap contracts	(394)	—	38,376 *	(203)†
Net realized gain (loss) on foreign currency transactions	—	16,161	15,301	(421)

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(10,638)	(704,495)	(191,862)	12,351

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(15,000)	(1,106,236)	(376,820)	(91,882)
Net unrealized appreciation (depreciation) of futures, written options and swap contracts	19	—	(6,142)	2,673
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	(479)	(7,467)	1,320

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(14,981)	(1,106,715)	(390,429)	(87,889)

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(25,619)	(1,811,210)	(582,291)	(75,538)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,472)	$(1,765,799)	$(344,114)	$(14,486)

*	Realized gains on written options were $257 for the Total Return Bond Fund.
†	Realized losses on written options were $5,701 for the U.S. Government Securities Fund.

The accompanying notes are an integral part of these financial statements.

Hartford	Hartford
Value	Value Opportunities
HLS Fund	HLS Fund

$10,379	$7,860
163	69
10	442
(50)	(233)

10,502	8,138

2,357	2,470
776	—
241	198
7	35
39	—
8	8
54	31

3,482	2,742
—	—
(19)	(16)
—	(1)

(19)	(17)

3,463	2,725

7,039	5,413

(15,757)	(105,829)
—	—
—	1,297

(15,757)	(104,532)

(147,204)	(102,912)

—	—

—	1

(147,204)	(102,911)

(162,961)	(207,443)

$(155,922)	$(202,030)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	Hartford		Hartford
	Advisers		Capital Appreciation
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$137,734	$168,591	$125,222	$91,811
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(752,411)	712,989	(2,043,113)	2,986,342
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(1,448,267)	(348,371)	(4,503,815)	(780,179)

Net increase (decrease) in net assets resulting from operations	(2,062,944)	533,209	(6,421,706)	2,297,974

Distributions to Shareholders:
From net investment income
Class IA	(139,941)	(142,547)	(166,956)	(14,174)
Class IB	(20,362)	(21,144)	(30,787)	(1,723)
From net realized gain on investments
Class IA	(30,655)	(690,218)	(938,545)	(1,956,055)
Class IB	(5,074)	(118,127)	(219,929)	(475,949)
From tax return of capital
Class IA	—	—	—	—
Class IB	—	—	—	—

Total distributions	(196,032)	(972,036)	(1,356,217)	(2,447,901)

Capital Share Transactions:
Class IA
Sold	116,973	139,185	956,013	633,897
Issued on reinvestment of distributions	170,596	832,765	1,105,501	1,970,229
Redeemed	(1,235,301)	(1,512,219)	(1,832,987)	(2,115,211)

Total capital share transactions	(947,732)	(540,269)	228,527	488,915

Class IB
Sold	45,838	49,742	275,690	345,742
Issued on reinvestment of distributions	25,436	139,271	250,716	477,672
Redeemed	(282,515)	(298,662)	(721,700)	(662,081)

Total capital share transactions	(211,241)	(109,649)	(195,294)	161,333

Net increase (decrease) from capital share transactions	(1,158,973)	(649,918)	33,233	650,248

Net increase (decrease) in net assets	(3,417,949)	(1,088,745)	(7,744,690)	500,321

Net Assets:
Beginning of period	7,371,474	8,460,219	15,057,739	14,557,418

End of period	$3,953,525	$7,371,474	$7,313,049	$15,057,739

Accumulated undistributed (distribution in excess of) net investment income	$5,796	$11,397	$(63,147)	$20,323

Shares:
Class IA
Sold	6,258	5,936	25,491	11,027
Issued on reinvestment of distributions	11,601	39,579	27,446	37,635
Redeemed	(69,104)	(64,513)	(46,572)	(37,156)

Total share activity	(51,245)	(18,998)	6,365	11,506

Class IB
Sold	2,395	2,106	6,314	6,042
Issued on reinvestment of distributions	1,697	6,552	6,168	9,201
Redeemed	(15,458)	(12,626)	(17,382)	(11,659)

Total share activity	(11,366)	(3,968)	(4,900)	3,584

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Disciplined Equity		Dividend and Growth		Equity Income		Fundamental Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$16,289	$19,013	$129,268	$123,136	$10,917	$10,566	$345	$149

(218,077)	156,780	(264,886)	612,843	(9,496)	25,600	(20,013)	10,209

(458,548)	(27,593)	(2,110,000)	(149,327)	(123,062)	(2,157)	(23,193)	1,067

(660,336)	148,200	(2,245,618)	586,652	(121,641)	34,009	(42,861)	11,425

(14,060)	(15,927)	(108,479)	(97,796)	(9,570)	(8,356)	(145)	(25)
(2,093)	(2,623)	(20,732)	(21,463)	(1,431)	(1,370)	—	(18)

(120,237)	(5,290)	(102,838)	(454,662)	(19,944)	(15,712)	(6,480)	(4,412)
(25,188)	(1,160)	(24,561)	(119,019)	(3,405)	(4,131)	(3,226)	(2,991)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(161,578)	(25,000)	(256,610)	(692,940)	(34,350)	(29,569)	(9,851)	(7,446)

98,985	231,305	550,662	593,091	38,100	77,683	37,812	22,841
134,297	21,217	211,317	552,458	29,514	24,068	6,625	4,437
(249,432)	(186,807)	(946,202)	(885,180)	(87,980)	(73,640)	(33,217)	(19,551)

(16,150)	65,715	(184,223)	260,369	(20,366)	28,111	11,220	7,727

19,992	26,025	106,679	129,203	8,095	18,050	13,636	10,561
27,281	3,783	45,293	140,482	4,836	5,501	3,226	3,009
(81,091)	(68,372)	(403,920)	(355,119)	(24,825)	(59,932)	(15,706)	(14,148)

(33,818)	(38,564)	(251,948)	(85,434)	(11,894)	(36,381)	1,156	(578)

(49,968)	27,151	(436,171)	174,935	(32,260)	(8,270)	12,376	7,149

(871,882)	150,351	(2,938,399)	68,647	(188,251)	(3,830)	(40,336)	11,128

1,906,529	1,756,178	7,344,151	7,275,504	463,113	466,943	94,021	82,893

$1,034,647	$1,906,529	$4,405,752	$7,344,151	$274,862	$463,113	$53,685	$94,021

$1,554	$1,453	$6,857	$6,911	$893	$1,001	$343	$145

8,609	15,669	29,615	24,682	3,241	5,295	3,844	2,072
11,409	1,430	12,502	24,780	2,670	1,651	680	413
(21,365)	(12,526)	(51,011)	(36,858)	(7,468)	(5,007)	(3,872)	(1,788)

(1,347)	4,573	(8,894)	12,604	(1,557)	1,939	652	697

1,607	1,753	5,386	5,346	714	1,228	1,428	959
2,304	256	2,633	6,314	434	376	333	281
(6,909)	(4,617)	(21,227)	(14,854)	(2,091)	(4,039)	(1,816)	(1,303)

(2,998)	(2,608)	(13,208)	(3,194)	(943)	(2,435)	(55)	(63)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

			Hartford
	Hartford		Global Equity
	Global Advisers		HLS Fund
	HLS Fund		For the Period
	For the	For the	January 31,
	Year Ended	Year Ended	2008* through
	December 31,	December 31,	December 31,
	2008	2007	2008
Operations:
Net investment income (loss)	$5,756	$6,275	$534
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(28,992)	24,943	(18,093)
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(98,438)	25,222	(28,474)

Net increase (decrease) in net assets resulting from operations	(121,674)	56,440	(46,033)

Distributions to Shareholders:
From net investment income
Class IA	(11,289)	(2,623)	(354)
Class IB	(2,077)	(402)	(194)
From net realized gain on investments
Class IA	(4,823)	(22,897)	—
Class IB	(1,018)	(4,923)	—
From tax return of capital
Class IA	—	—	(99)
Class IB	—	—	(63)

Total distributions	(19,207)	(30,845)	(710)

Capital Share Transactions:
Class IA
Sold	39,422	27,148	24,228
Issued in merger	—	—	84,930
Issued on reinvestment of distributions	16,112	25,520	453
Redeemed	(68,531)	(63,301)	(31,777)

Total capital share transactions	(12,997)	(10,633)	77,834

Class IB
Sold	16,785	12,738	3,470
Issued in merger	—	—	51,765
Issued on reinvestment of distributions	3,095	5,325	257
Redeemed	(27,104)	(19,377)	(6,948)

Total capital share transactions	(7,224)	(1,314)	48,544

Net increase (decrease) from capital share transactions	(20,221)	(11,947)	126,378

Net increase (decrease) in net assets	(161,102)	13,648	79,635

Net Assets:
Beginning of period	384,222	370,574	—

End of period	$223,120	$384,222	$79,635

Accumulated undistributed (distribution in excess of) net investment income	$(319)	$(172)	$(10)

Shares:
Class IA
Sold	3,217	1,983	2,566
Issued in merger	—	—	9,003
Issued on reinvestment of distributions	1,701	1,928	73
Redeemed	(6,232)	(4,732)	(3,743)

Total share activity	(1,314)	(821)	7,899

Class IB
Sold	1,393	943	431
Issued in merger	—	—	5,495
Issued on reinvestment of distributions	324	404	42
Redeemed	(2,404)	(1,441)	(924)

Total share activity	(687)	(94)	5,044

*	Commencement of operations

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Global Growth		Global Health		Growth		Growth Opportunities
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$5,780	$967	$1,136	$379	$822	$121	$5,544	$1,772

(152,347)	155,641	10,135	47,854	(39,600)	41,638	(261,459)	291,546

(487,908)	123,099	(104,154)	(22,391)	(182,874)	43,194	(494,265)	81,169

(634,475)	279,707	(92,883)	25,842	(221,652)	84,953	(750,180)	374,487

(4,785)	(509)	(1,001)	(321)	(748)	(75)	(4,411)	(1,850)
(775)	(153)	(132)	—	—	—	(203)	(60)

(29,584)	(107,687)	(11,812)	(41,637)	(10,810)	(25,705)	(45,855)	(220,443)
(8,357)	(31,874)	(4,194)	(15,594)	(4,725)	(13,232)	(8,404)	(43,763)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(43,501)	(140,223)	(17,139)	(57,552)	(16,283)	(39,012)	(58,873)	(266,116)

71,448	73,376	31,638	38,136	53,023	85,722	216,584	217,719
—	—	—	—	—	—	—	—
34,369	108,196	12,813	41,958	11,558	25,780	50,266	222,293
(184,771)	(203,272)	(73,289)	(87,505)	(84,088)	(132,764)	(243,707)	(222,459)

(78,954)	(21,700)	(28,838)	(7,411)	(19,507)	(21,262)	23,143	217,553

31,692	33,680	14,778	14,532	21,162	23,323	55,321	83,662
—	—	—	—	—	—	—	—
9,132	32,027	4,326	15,594	4,725	13,232	8,607	43,823
(81,116)	(77,401)	(34,536)	(34,442)	(61,704)	(51,926)	(94,271)	(61,762)

(40,292)	(11,694)	(15,432)	(4,316)	(35,817)	(15,371)	(30,343)	65,723

(119,246)	(33,394)	(44,270)	(11,727)	(55,324)	(36,633)	(7,200)	283,276

(797,222)	106,090	(154,292)	(43,437)	(293,259)	9,308	(816,253)	391,647

1,328,631	1,222,541	395,459	438,896	578,972	569,664	1,693,034	1,301,387

$531,409	$1,328,631	$241,167	$395,459	$285,713	$578,972	$876,781	$1,693,034

$270	$12	$76	$43	$143	$118	$588	$94

4,465	3,252	2,280	2,204	4,967	6,662	8,780	6,208
—	—	—	—	—	—	—	—
2,004	5,023	1,192	2,668	968	1,985	1,860	6,954
(11,158)	(9,286)	(5,478)	(5,057)	(7,898)	(10,419)	(9,712)	(6,570)

(4,689)	(1,011)	(2,006)	(185)	(1,963)	(1,772)	928	6,592

1,976	1,493	1,076	850	1,963	1,801	2,152	2,405
—	—	—	—	—	—	—	—
513	1,496	410	1,009	389	1,034	309	1,386
(4,866)	(3,528)	(2,559)	(2,021)	(5,748)	(4,045)	(3,689)	(1,845)

(2,377)	(539)	(1,073)	(162)	(3,396)	(1,210)	(1,228)	1,946

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford High Yield		Hartford Index
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$51,455	$54,550	$25,142	$28,378
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(104,088)	6,326	(1,579)	106,154
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(96,993)	(41,422)	(576,370)	(39,036)

Net increase (decrease) in net assets resulting from operations	(149,626)	19,454	(552,807)	95,496

Distributions to Shareholders:
From net investment income
Class IA	(36,994)	(36,170)	(21,266)	(23,589)
Class IB	(15,413)	(17,163)	(3,640)	(3,932)
From net realized gain on investments
Class IA	—	—	(24,970)	(79,243)
Class IB	—	—	(4,911)	(15,598)
From tax return of capital
Class IA	—	—	—	—
Class IB	—	—	—	—

Total distributions	(52,407)	(53,333)	(54,787)	(122,362)

Capital Share Transactions:
Class IA
Sold	75,111	109,945	82,038	117,054
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	36,994	36,170	46,236	102,832
Redeemed	(137,520)	(134,040)	(292,603)	(406,211)

Total capital share transactions	(25,415)	12,075	(164,329)	(186,325)

Class IB
Sold	34,771	47,142	41,948	78,279
Issued on reinvestment of distributions	15,413	17,163	8,551	19,530
Redeemed	(87,247)	(95,398)	(85,275)	(96,850)

Total capital share transactions	(37,063)	(31,093)	(34,776)	959

Net increase (decrease) from capital share transactions	(62,478)	(19,018)	(199,105)	(185,366)

Net increase (decrease) in net assets	(264,511)	(52,897)	(806,699)	(212,232)

Net Assets:
Beginning of period	682,955	735,852	1,662,794	1,875,026

End of period	$418,444	$682,955	$856,095	$1,662,794

Accumulated undistributed (distribution in excess of) net investment income	$1,269	$1,988	$1,442	$1,095

Shares:
Class IA
Sold	9,534	11,452	3,273	3,474
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	6,801	4,074	2,143	3,288
Redeemed	(16,982)	(14,012)	(11,223)	(12,047)

Total share activity	(647)	1,514	(5,807)	(5,285)

Class IB
Sold	4,423	4,960	1,603	2,330
Issued on reinvestment of distributions	2,855	1,951	394	627
Redeemed	(10,679)	(10,093)	(3,274)	(2,887)

Total share activity	(3,401)	(3,182)	(1,277)	70

The accompanying notes are an integral part of these financial statements.

Hartford International		Hartford International		Hartford International		Hartford LargeCap
Growth HLS Fund		Opportunities HLS Fund		Small Company HLS Fund		Growth HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$9,142	$6,689	$40,227	$23,331	$4,749	$3,372	$1,010	$997

(427,664)	201,205	(443,960)	444,474	(80,252)	66,157	(42,135)	19,586

(171,636)	1,940	(574,964)	49,261	(79,532)	(31,975)	(27,030)	(11,913)

(590,158)	209,834	(978,697)	517,066	(155,035)	37,554	(68,155)	8,670

(5,176)	(5,134)	(33,867)	(21,053)	(2,518)	(5,435)	(1,044)	(968)
(1,376)	(1,462)	(5,334)	(3,363)	(585)	(1,587)	(22)	—

(30,379)	(129,052)	(67,380)	(362,704)	(6,945)	(50,208)	—	(13,191)
(11,747)	(57,554)	(13,034)	(75,930)	(2,190)	(17,492)	—	—

—	—	—	—	—	—	(16,801)	—
—	—	—	—	—	—	(37)	—

(48,678)	(193,202)	(119,615)	(463,050)	(12,238)	(74,722)	(17,904)	(14,159)

98,925	186,793	203,674	229,936	36,629	91,442	10,513	4,586
—	—	—	99,957	—	—	—	69,913
35,555	134,186	101,247	383,757	9,463	55,643	17,845	14,159
(172,120)	(112,111)	(365,227)	(321,451)	(97,618)	(101,171)	(26,940)	(50,754)

(37,640)	208,868	(60,306)	392,199	(51,526)	45,914	1,418	37,904

30,332	52,273	49,255	49,416	11,458	23,930	2,705	—
13,123	59,016	18,368	79,293	2,775	19,079	59	—
(93,474)	(85,820)	(117,772)	(109,128)	(40,614)	(45,626)	(331)	—

(50,019)	25,469	(50,149)	19,581	(26,381)	(2,617)	2,433	—

(87,659)	234,337	(110,455)	411,780	(77,907)	43,297	3,851	37,904

(726,495)	250,969	(1,208,767)	465,796	(245,180)	6,129	(82,208)	32,415

1,128,504	877,535	2,444,222	1,978,426	418,040	411,911	171,565	139,150

$402,009	$1,128,504	$1,235,455	$2,444,222	$172,860	$418,040	$89,357	$171,565

$410	$(727)	$1,291	$(1,273)	$9	$(2,493)	$20	$76

9,267	11,976	16,513	13,760	2,762	5,123	785	227
—	—	—	5,347	—	—	—	3,338
3,502	9,523	8,948	25,242	805	3,721	1,137	702
(17,407)	(7,300)	(30,701)	(19,373)	(8,188)	(5,693)	(1,778)	(2,490)

(4,638)	14,199	(5,240)	24,976	(4,621)	3,151	144	1,777

3,065	3,390	3,955	2,912	883	1,338	248	—
1,258	4,210	1,571	5,158	230	1,285	4	—
(9,093)	(5,625)	(9,716)	(6,533)	(3,429)	(2,586)	(28)	—

(4,770)	1,975	(4,190)	1,537	(2,316)	37	224	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	MidCap		MidCap Growth
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$11,874	$6,022	$253	$144
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(275,469)	517,633	(20,259)	5,340
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(733,451)	(93,641)	(12,583)	504
Payment from (to) affiliate	—	—	—	114

Net increase (decrease) in net assets resulting from operations	(997,046)	430,014	(32,589)	6,102

Distributions to Shareholders:
From net investment income
Class IA	(11,518)	(13,049)	(198)	(249)
Class IB	(662)	(704)	(34)	—
From net realized gain on investments
Class IA	(107,439)	(409,560)	(479)	(8,725)
Class IB	(11,813)	(45,783)	(10)	—
From tax return of capital
Class IA	—	—	—	—
Class IB	—	—	—	—

Total distributions	(131,432)	(469,096)	(721)	(8,974)

Capital Share Transactions:
Class IA
Sold	202,668	279,508	33,954	3,575
Issued on in-kind transactions	—	—	—	—
Issued on reinvestment of distributions	118,957	422,609	677	8,974
Redeemed	(468,346)	(559,361)	(17,842)	(11,876)

Total capital share transactions	(146,721)	142,756	16,789	673

Class IB
Sold	39,487	65,472	14,890	—
Issued on reinvestment of distributions	12,475	46,487	44	—
Redeemed	(73,130)	(78,167)	(2,460)	—

Total capital share transactions	(21,168)	33,792	12,474	—

Net increase (decrease) from capital share transactions	(167,889)	176,548	29,263	673

Net increase (decrease) in net assets	(1,296,367)	137,466	(4,047)	(2,199)

Net Assets:
Beginning of period	3,018,436	2,880,970	51,196	53,395

End of period	$1,722,069	$3,018,436	$47,149	$51,196

Accumulated undistributed (distribution in excess of) net investment income	$890	$1,433	$7	$—

Shares:
Class IA
Sold	9,224	9,379	4,435	307
Issued on in-kind transactions	—	—	—	—
Issued on reinvestment of distributions	4,954	16,015	87	839
Redeemed	(21,500)	(18,842)	(2,346)	(1,030)

Total share activity	(7,322)	6,552	2,176	116

Class IB
Sold	1,775	2,201	2,006	—
Issued on reinvestment of distributions	512	1,779	8	—
Redeemed	(3,327)	(2,659)	(383)	—

Total share activity	(1,040)	1,321	1,631	—

*	During the year ended December 31, 2007 , Hartford Small Company HLS Fund received in-kind subscriptions of securities from a shareholder in exchange for shares of this fund.

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
MidCap Value		Money Market		Small Company		SmallCap Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$4,924	$4,895	$78,080	$108,541	$1,524	$(1,112)	$1,213	$4,452

(107,370)	149,454	(13,032)	52	(297,169)	176,151	(144,712)	69,858

(227,771)	(117,134)	—	—	(377,603)	26,360	(144,401)	(86,281)
—	—	—	—	—	3,000	—	—

(330,217)	37,215	65,048	108,593	(673,248)	204,399	(287,900)	(11,971)

(3,163)	(3,686)	(65,065)	(90,770)	(1,145)	(2,999)	(2,112)	(1,968)
(837)	(906)	(11,060)	(17,771)	—	—	(532)	(52)

(103,240)	(111,146)	—	(43)	(3,860)	(187,848)	(3,717)	(50,679)
(45,610)	(56,292)	—	(9)	(935)	(49,715)	(1,367)	(18,161)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(152,850)	(172,030)	(76,125)	(108,593)	(5,940)	(240,562)	(7,728)	(70,860)

49,251	18,402	4,105,607	2,394,176	264,282	270,005	55,867	64,470
—	—	—	—	—	12,557 *	—	—
106,403	114,832	64,851	90,667	5,005	190,847	5,829	52,647
(135,202)	(148,794)	(1,958,058)	(1,819,153)	(216,867)	(290,452)	(153,270)	(161,711)

20,452	(15,560)	2,212,400	665,690	52,420	182,957	(91,574)	(44,594)

12,063	12,383	765,243	503,545	102,296	85,328	27,209	32,345
46,447	57,198	11,013	17,750	935	49,715	1,899	18,213
(81,448)	(95,514)	(453,017)	(388,244)	(109,193)	(120,205)	(62,026)	(74,858)

(22,938)	(25,933)	323,239	133,051	(5,962)	14,838	(32,918)	(24,300)

(2,486)	(41,493)	2,535,639	798,741	46,458	197,795	(124,492)	(68,894)

(485,553)	(176,308)	2,524,562	798,741	(632,730)	161,632	(420,120)	(151,725)

915,932	1,092,240	2,677,100	1,878,359	1,605,219	1,443,587	868,277	1,020,002

$430,379	$915,932	$5,201,662	$2,677,100	$972,489	$1,605,219	$448,157	$868,277

$759	$90	$1,955	$—	$(5)	$(161)	$405	$2,211

5,084	1,334	4,105,606	2,394,177	17,252	13,231	3,536	3,015
—	—	—	—	—	614 *	—	—
12,605	8,127	64,851	90,667	331	10,324	364	2,865
(15,662)	(10,473)	(1,958,057)	(1,819,153)	(14,953)	(14,477)	(9,427)	(7,517)

2,027	(1,012)	2,212,400	665,691	2,630	9,692	(5,527)	(1,637)

1,239	940	765,243	503,545	6,753	4,302	1,653	1,510
5,501	4,058	11,013	17,750	55	2,744	112	993
(9,022)	(6,797)	(453,017)	(388,245)	(7,310)	(6,155)	(3,910)	(3,516)

(2,282)	(1,799)	323,239	133,050	(502)	891	(2,145)	(1,013)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	SmallCap Value		Stock
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income (loss)	$1,147	$1,241	$45,411	$49,070
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(10,638)	8,626	(704,495)	591,094
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(14,981)	(13,235)	(1,106,715)	(328,015)

Net increase (decrease) in net assets resulting from operations	(24,472)	(3,368)	(1,765,799)	312,149

Distributions to Shareholders:
From net investment income
Class IA	(898)	(1,157)	(55,854)	(41,670)
Class IB	(42)	(3)	(7,717)	(5,163)
From net realized gain on investments
Class IA	(619)	(10,609)	(17,986)	(578,175)
Class IB	(3)	(26)	(2,943)	(97,285)
From tax return of capital
Class IA	—	—	—	—
Class IB	—	—	—	—

Total distributions	(1,562)	(11,795)	(84,500)	(722,293)

Capital Share Transactions:
Class IA
Sold	22,815	5,353	99,200	115,886
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	1,517	11,766	73,840	619,845
Redeemed	(22,636)	(22,338)	(679,323)	(972,979)

Total capital share transactions	1,696	(5,219)	(506,283)	(237,248)

Class IB
Sold	5,425	138	38,771	31,937
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	45	29	10,660	102,448
Redeemed	(2,176)	(54)	(156,074)	(181,913)

Total capital share transactions	3,294	113	(106,643)	(47,528)

Net increase (decrease) from capital share transactions	4,990	(5,106)	(612,926)	(284,776)

Net increase (decrease) in net assets	(21,044)	(20,269)	(2,463,225)	(694,920)

Net Assets:
Beginning of period	82,135	102,404	4,561,883	5,256,803

End of period	$61,091	$82,135	$2,098,658	$4,561,883

Accumulated undistributed (distribution in excess of) net investment income	$207	$20	$3,404	$5,586

Shares:
Class IA
Sold	2,533	410	2,511	2,114
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	190	1,084	2,504	12,999
Redeemed	(2,481)	(1,705)	(17,972)	(17,700)

Total share activity	242	(211)	(12,957)	(2,587)

Class IB
Sold	630	11	979	584
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	6	3	356	2,152
Redeemed	(264)	(4)	(4,089)	(3,313)

Total share activity	372	10	(2,754)	(577)

The accompanying notes are an integral part of these financial statements.

Hartford		Hartford		Hartford		Hartford
Total Return Bond		U.S. Government Securities		Value		Value Opportunities
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2008	2007	2008	2007	2008	2007	2008	2007

$238,177	$224,153	$61,052	$53,671	$7,039	$5,928	$5,413	$7,956

(191,862)	28,805	12,351	1,189	(15,757)	29,037	(104,532)	68,339

(390,429)	(58,854)	(87,889)	(7,205)	(147,204)	2,032	(102,911)	(113,648)

(344,114)	194,104	(14,486)	47,655	(155,922)	36,997	(202,030)	(37,353)

(229,728)	(179,134)	(90,757)	(31,893)	(5,443)	(4,090)	(5,878)	(6,367)
(52,707)	(51,864)	(23,756)	(10,663)	(1,368)	(1,347)	(1,188)	(1,317)

—	—	—	—	(19,448)	(26,740)	(2,173)	(72,368)
—	—	—	—	(6,202)	(13,121)	(539)	(19,778)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(282,435)	(230,998)	(114,513)	(42,556)	(32,461)	(45,298)	(9,778)	(99,830)

770,573	664,704	408,877	284,224	92,740	103,127	33,836	104,697
—	—	280,383	—	—	—	—	—
229,728	179,134	90,757	31,893	24,891	30,830	8,051	78,735
(790,149)	(396,537)	(360,139)	(106,553)	(85,040)	(78,091)	(127,764)	(126,355)

210,152	447,301	419,878	209,564	32,591	55,866	(85,877)	57,077

148,834	160,718	92,738	57,814	12,190	18,968	12,548	30,962
—	—	86,403	—	—	—	—	—
52,707	51,864	23,756	10,663	7,570	14,468	1,727	21,095
(371,685)	(209,678)	(139,510)	(62,720)	(42,510)	(47,778)	(47,321)	(66,189)

(170,144)	2,904	63,387	5,757	(22,750)	(14,342)	(33,046)	(14,132)

40,008	450,205	483,265	215,321	9,841	41,524	(118,923)	42,945

(586,541)	413,311	354,266	220,420	(178,542)	33,223	(330,731)	(94,238)

4,495,040	4,081,729	1,223,022	1,002,602	459,340	426,117	578,561	672,799

$3,908,499	$4,495,040	$1,577,288	$1,223,022	$280,798	$459,340	$247,830	$578,561

$(15,005)	$12,254	$910	$54,273	$1,020	$811	$314	$595

71,178	58,227	37,289	25,680	8,236	7,832	2,692	5,139
—	—	26,154	—	—	—	—	—
24,309	16,235	8,757	2,960	2,427	2,339	827	4,986
(73,845)	(34,707)	(33,172)	(9,620)	(8,227)	(5,923)	(10,215)	(6,303)

21,642	39,755	39,028	19,020	2,436	4,248	(6,696)	3,822

13,597	14,160	8,515	5,269	1,098	1,428	975	1,531
—	—	8,094	—	—	—	—	—
5,593	4,722	2,298	993	729	1,098	174	1,334
(34,668)	(18,438)	(12,893)	(5,685)	(3,952)	(3,613)	(3,745)	(3,263)

(15,478)	444	6,014	577	(2,125)	(1,087)	(2,596)	(398)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
December 31, 2008
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” or together the “Companies”) are open-end management investment companies comprised of forty-one portfolios. Thirty portfolios are included in these financial statements. They are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund (each a “Fund” or together the “Funds”).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies, except for Hartford Global Health HLS Fund, which is non-diversified.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, ETF’s) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates fair value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities on loan as of December 31, 2008.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies),

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2008.

g)	Reverse Repurchase Agreements — Each Fund, except Hartford Index HLS Fund, may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of a fluctuation in the Fund’s NAV. Reverse Repurchase Agreements are valued at proceeds plus accrued interest. There were no outstanding reverse repurchase agreements as of December 31, 2008.

h)	Forward Foreign Currency Contracts — Each Fund may enter into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds may enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Certain Funds as shown in the Schedule of Investments, had open forward foreign currency contracts as of December 31, 2008.

i)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of December 31, 2008, as shown in the Schedule of Investments under Exchange Traded Funds.

j)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 4 (d)).

k)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid or restricted securities as of December 31, 2008.

l)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2008, the Funds had entered into outstanding when-issued or forward commitments as follows:

Fund	Cost

Hartford Advisers HLS Fund	$65,622
Hartford Global Advisers HLS Fund	2,590
Hartford High Yield HLS Fund	1,903
Hartford Total Return Bond HLS Fund	892

m)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

n)	Senior Floating Rate Interests — Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

o)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. Certain funds, as shown in the Schedule of Investments, had outstanding swaps as of December 31, 2008.

q)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective January 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, repurchase agreements and rights and warrants.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker-quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk- related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

t)	Indemnifications: Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options Transactions:

Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2008.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. Transactions involving written options contracts for the Funds during the year ended December 31, 2008 are summarized below:

Hartford Advisers HLS Fund
Options Contracts Activity During the
Year Ended December 31, 2008
Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	5,300	1,413
Expired	—	—
Closed	(5,300)	(1,413)
Exercised	—	—

End of Period	—	$—

	Hartford Disciplined Equity HLS Fund
	Options Contracts Activity During the
	Year Ended December 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	2,652	$293
Written	25,356	2,666
Expired	(17,811)	(1,603)
Closed	(7,133)	(904)
Exercised	(1,047)	(261)

End of Period	2,017	$191

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	12,378	880
Expired	(7,359)	(557)
Closed	(871)	(93)
Exercised	(895)	(92)

End of Period	3,253	$138

Hartford Total Return Bond HLS Fund
Options Contracts Activity During the
Year Ended December 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	1,370	710
Expired	—	—
Closed	(1,370)	(710)
Exercised	—	—

End of Period	—	$—

	Hartford U.S. Government
	Securities HLS Fund
	Options Contracts Activity During the
	Year Ended December 31, 2008
Call Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	29,636	19,594
Expired	—	—
Closed	(27,950)	(19,546)
Exercised	—	—

End of Period	1,686	$48

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

Put Options Written During the Period	Number of Contracts*	Premium Amounts

Beginning of the period	—	$—
Written	7,684	3,534
Expired	(1,718)	(747)
Closed	(5,201)	(1,928)
Exercised	—	—

End of Period	765	$859

* The number of contracts does not omit 000’s.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

b)	Net investment income (loss ) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in PFICs, derivatives, REITs, RICs, and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2008			December 31, 2007
		Long-Term	Tax		Long-Term
	Ordinary	Capital	return of	Ordinary	Capital
	Income	Gains(a)	capital	Income	Gains(a)

Hartford Advisers HLS Fund	$165,176	$30,856	$—	$685,113	$286,923
Hartford Capital Appreciation HLS Fund	484,893	871,324	—	706,183	1,741,718
Hartford Disciplined Equity HLS Fund	34,131	127,447	—	25,000	—
Hartford Dividend and Growth HLS Fund	148,624	107,986	—	162,791	530,149
Hartford Equity Income HLS Fund	11,001	23,349	—	13,741	15,828
Hartford Fundamental Growth HLS Fund	8,938	913	—	6,489	957
Hartford Global Advisers HLS Fund	14,026	5,181	—	9,527	21,318
Hartford Global Equity HLS Fund*	548	—	162	—	—
Hartford Global Growth HLS Fund	9,441	34,060	—	32,462	107,761
Hartford Global Health HLS Fund	3,278	13,861	—	11,053	46,499
Hartford Growth HLS Fund	3,714	12,569	—	4,132	34,880
Hartford Growth Opportunities HLS Fund	24,880	33,993	—	163,824	102,292
Hartford High Yield HLS Fund	52,407	—	—	53,333	—
Hartford Index HLS Fund	25,681	29,106	—	29,201	93,161
Hartford International Growth HLS Fund	31,760	16,918	—	103,923	89,279
Hartford International Opportunities HLS Fund	97,735	21,880	—	218,997	244,053
Hartford International Small Company HLS Fund	5,940	6,298	—	39,913	34,809
Hartford LargeCap Growth HLS Fund	1,066	—	16,838	968	13,191
Hartford MidCap HLS Fund	61,086	70,346	—	142,144	326,952
Hartford MidCap Growth HLS Fund	512	209	—	7,374	1,600
Hartford MidCap Value HLS Fund	29,469	123,381	—	40,878	131,152
Hartford Money Market HLS Fund	76,078	—	—	108,593	—
Hartford Small Company HLS Fund	1,146	4,794	—	152,417	88,145
Hartford SmallCap Growth HLS Fund	3,785	3,943	—	2,786	68,074
Hartford SmallCap Value HLS Fund	1,364	198	—	6,498	5,297
Hartford Stock HLS Fund	78,096	6,404	—	460,819	261,474
Hartford Total Return Bond HLS Fund	282,435	—	—	230,998	—
Hartford U.S. Government Securities HLS Fund	114,513	—	—	42,556	—
Hartford Value HLS Fund	12,907	19,554	—	12,009	33,289
Hartford Value Opportunities HLS Fund	8,082	1,696	—	26,838	72,992

* Commenced operations on January 31, 2008.

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b)(3)(C).

As of December 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses*	(Depreciation)@	(Deficit)

Hartford Advisers HLS Fund	$5,821	$—	$(716,620)	$(1,431,790)	$(2,142,589)
Hartford Capital Appreciation HLS Fund	—	—	(1,588,323)	(3,363,138)	(4,951,461)
Hartford Disciplined Equity HLS Fund	1,554	—	(228,657)	(256,600)	(483,703)
Hartford Dividend and Growth HLS Fund	6,857	—	(252,046)	(757,455)	(1,002,644)
Hartford Equity Income HLS Fund	892	1,577	(8,919)	(66,034)	(72,484)
Hartford Fundamental Growth HLS Fund	343	—	(18,000)	(20,091)	(37,748)
Hartford Global Advisers HLS Fund	—	—	(36,613)	(37,842)	(74,455)
Hartford Global Equity HLS Fund	—	—	(42,121)	(33,649)	(75,770)
Hartford Global Growth HLS Fund	273	—	(146,614)	(169,421)	(315,762)
Hartford Global Health HLS Fund	76	275	(2,911)	(58,890)	(61,450)
Hartford Growth HLS Fund	143	—	(33,787)	(101,706)	(135,350)
Hartford Growth Opportunities HLS Fund	588	—	(243,551)	(244,939)	(487,902)
Hartford High Yield HLS Fund	1,063	—	(122,078)	(129,259)	(250,274)
Hartford Index HLS Fund	1,441	212	(8,862)	(264,757)	(271,966)
Hartford International Growth HLS Fund	411	—	(364,563)	(85,727)	(449,879)
Hartford International Opportunities HLS Fund	1,284	—	(395,755)	(264,190)	(658,661)
Hartford International Small Company HLS Fund	7	—	(79,222)	(61,119)	(140,334)
Hartford LargeCap Growth HLS Fund	20	—	(68,891)	(22,859)	(91,730)
Hartford MidCap HLS Fund	890	—	(271,920)	(449,673)	(720,703)
Hartford MidCap Growth HLS Fund	7	—	(16,106)	(16,303)	(32,402)
Hartford MidCap Value HLS Fund	759	—	(98,588)	(170,884)	(268,713)
Hartford Money Market HLS Fund	2,002	—	(13,032)	—	(11,030)
Hartford Small Company HLS Fund	—	—	(282,842)	(235,277)	(518,119)
Hartford SmallCap Growth HLS Fund	406	—	(145,583)	(144,972)	(290,149)
Hartford SmallCap Value HLS Fund	207	—	(10,739)	(19,913)	(30,445)
Hartford Stock HLS Fund	3,429	—	(676,353)	(1,111,932)	(1,784,856)
Hartford Total Return Bond HLS Fund	—	—	(252,880)	(447,527)	(700,407)
Hartford U.S. Government Securities HLS Fund	418	—	(32,288)	(142,423)	(174,293)
Hartford Value HLS Fund	1,020	—	(12,525)	(67,448)	(78,953)
Hartford Value Opportunities HLS Fund	314	—	(113,505)	(124,770)	(237,961)

*	Certain Funds had capital loss carryforwards that are identified in Note 4 (e).

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market of Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Advisers HLS Fund	$16,968	$(16,968)	$—
Hartford Capital Appreciation HLS Fund	(10,949)	10,948	1
Hartford Disciplined Equity HLS Fund	(35)	3,930	(3,895)
Hartford Dividend and Growth HLS Fund	(111)	111	—
Hartford Equity Income HLS Fund	(24)	24	—
Hartford Fundamental Growth HLS Fund	(2)	2	—
Hartford Global Advisers HLS Fund	7,463	(7,463)	—
Hartford Global Equity HLS Fund*	4	(3)	(1)
Hartford Global Growth HLS Fund	38	(38)	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Global Health HLS Fund	$30	$(29)	$(1)
Hartford Growth HLS Fund	(49)	50	(1)
Hartford Growth Opportunities HLS Fund	(436)	436	—
Hartford High Yield HLS Fund	233	3,245	(3,478)
Hartford Index HLS Fund	111	(113)	2
Hartford International Growth HLS Fund	(1,453)	1,454	(1)
Hartford International Opportunities HLS Fund	1,538	(1,488)	(50)
Hartford International Small Company HLS Fund	856	(813)	(43)
Hartford LargeCap Growth HLS Fund	—	1,108	(1,108)
Hartford MidCap HLS Fund	(237)	237	—
Hartford MidCap Growth HLS Fund	(14)	14	—
Hartford MidCap Value HLS Fund	(255)	256	(1)
Hartford Money Market HLS Fund	—	—	—
Hartford Small Company HLS Fund	(223)	189	34
Hartford SmallCap Growth HLS Fund	(375)	375	—
Hartford SmallCap Value HLS Fund	(20)	20	—
Hartford Stock HLS Fund	15,978	(15,979)	1
Hartford Total Return Bond HLS Fund	16,999	(17,007)	8
Hartford U.S. Government Securities HLS Fund	98	(98)	—
Hartford Value HLS Fund	(19)	19	—
Hartford Value Opportunities HLS Fund	1,372	(1,372)	—

*	Commenced operations on January 31, 2008.

e)	Capital Loss Carryforward:

At December 31, 2008 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total

Hartford Advisers HLS Fund	$—	$—	$—	$—	$—	$—	$—	$455,474	$455,474
Hartford Capital Appreciation HLS Fund	—	—	—	—	—	—	—	735,471	735,471
Hartford Disciplined Equity HLS Fund	8,430	758	—	—	—	—	—	146,580	155,768
Hartford Dividend and Growth HLS Fund	—	—	—	—	—	—	—	39,088	39,088
Hartford Fundamental Growth HLS Fund	—	—	—	—	—	—	—	10,398	10,398
Hartford Global Advisers HLS Fund	—	—	—	—	—	—	—	19,548	19,548
Hartford Global Equity HLS Fund	23,115	—	—	—	—	—	1,880	8,899	33,894
Hartford Global Growth HLS Fund	—	—	—	—	—	—	—	92,362	92,362
Hartford Growth HLS Fund	—	—	—	—	—	—	—	23,720	23,720
Hartford Growth Opportunities HLS Fund	—	—	—	—	—	—	—	153,498	153,498
Hartford High Yield HLS Fund	875	—	13,116	—	—	2,846	—	62,492	79,329
Hartford International Growth HLS Fund	—	—	—	—	—	—	—	280,646	280,646
Hartford International Opportunities HLS Fund	3,630	1,046	—	—	—	—	—	209,068	213,744
Hartford International Small Company HLS Fund	—	—	—	—	—	—	—	50,452	50,452
Hartford LargeCap Growth HLS Fund	—	24,574	1,605	346	—	—	—	21,190	47,715
Hartford MidCap HLS Fund	—	—	—	—	—	—	—	142,519	142,519
Hartford MidCap Growth HLS Fund	—	—	—	—	—	—	—	5,666	5,666
Hartford MidCap Value HLS Fund	—	—	—	—	—	—	—	72,457	72,457
Hartford Money Market HLS Fund	—	—	—	—	—	—	—	13,032	13,032
Hartford Small Company HLS Fund	—	—	—	—	—	—	—	156,735	156,735
Hartford SmallCap Growth HLS Fund	—	—	—	—	—	—	—	92,145	92,145
Hartford SmallCap Value HLS Fund	—	—	—	—	—	—	—	6,834	6,834
Hartford Stock HLS Fund	—	—	—	—	—	—	—	431,980	431,980
Hartford Total Return Bond HLS Fund	—	—	—	—	—	22,202	—	141,751	163,953
Hartford U.S. Government Securities HLS Fund	—	—	—	—	16,217	15,888	—	—	32,105
Hartford Value HLS Fund	—	—	—	—	—	—	—	4,650	4,650
Hartford Value Opportunities HLS Fund	—	—	—	—	—	—	—	102,725	102,725

As of December 31, 2008, the following Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Advisers HLS Fund	$—	$261,146
Hartford Capital Appreciation HLS Fund	63,136	789,716

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Disciplined Equity HLS Fund	$—	$72,889
Hartford Dividend and Growth HLS Fund	—	212,958
Hartford Equity Income HLS Fund	—	8,919
Hartford Fundamental Growth HLS Fund	—	7,602
Hartford Global Advisers HLS Fund	2,260	14,805
Hartford Global Equity HLS Fund	—	8,227
Hartford Global Growth HLS Fund	—	54,252
Hartford Global Health HLS Fund	—	2,911
Hartford Growth HLS Fund	—	10,067
Hartford Growth Opportunities HLS Fund	—	90,053
Hartford High Yield HLS Fund	—	42,749
Hartford Index HLS Fund	—	8,862
Hartford International Growth HLS Fund	—	83,917
Hartford International Opportunities HLS Fund	—	182,011
Hartford International Small Company HLS Fund	—	28,770
Hartford LargeCap Growth HLS Fund	—	21,176
Hartford MidCap HLS Fund	—	129,401
Hartford MidCap Growth HLS Fund	—	10,440
Hartford MidCap Value HLS Fund	—	26,131
Hartford Small Company HLS Fund	—	126,107
Hartford SmallCap Growth HLS Fund	—	53,438
Hartford SmallCap Value HLS Fund	—	3,905
Hartford Stock HLS Fund	—	244,373
Hartford Total Return Bond HLS Fund	17,384	71,543
Hartford U.S. Government Securities HLS Fund	—	183
Hartford Value HLS Fund	—	7,875
Hartford Value Opportunities HLS Fund	—	10,780

Hartford Disciplined Equity HLS Fund, Hartford High Yield HLS Fund and Hartford LargeCap Growth HLS Fund had expiration of capital loss carryover in the amounts of $3,895, $3,478 and $1,107 in 2008, respectively.

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Disciplined Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford LargeCap Growth HLS Fund and Hartford Total Return Bond HLS Fund carryforwards may apply.

f)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Funds adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended December 31, 2005 — 2008) and has determined there is no impact to the Funds’ financial statements.

5.	Expenses:

a)	Investment Management and Advisory Agreements — HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Hartford Series Fund, Inc. and the Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund in accordance with each Fund’s investment objective and policies.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

HL Advisors has also contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for the provision of the day-to-day investment management services for Hartford SmallCap Value HLS Fund in accordance with each Fund’s investment objective and policies.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management, KAR, MetWest Capital, SSgA FM and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets, except for Hartford Index HLS Fund. The Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment advisory services and to HLIC for administrative services rendered during the year ended December 31, 2008; the rates are accrued daily and paid monthly.

Hartford Global Equity HLS Fund (1)
Average Daily Net Assets	Annual Fee

On first $500 million	0.950%
On next $500 million	0.900%
Over $1 billion	0.850%

(1)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

In addition, HL Advisors has contractually agreed to waive 0.10% of its management fee until May 1, 2010.

Hartford SmallCap Value HLS Fund (2)
Average Daily Net Assets	Annual Fee

On first $50 million	0.900%
Over $50 million	0.850%

(2)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $50 million	0.9000%
On next $4.95 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Hartford Global Health HLS Fund (3),
Hartford International Growth HLS Fund (3)
and Hartford International Small Company HLS Fund (3)
Average Daily Net Assets	Annual Fee

On first $250 million	0.850%
On next $250 million	0.800%
Over $500 million	0.750%

(3)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Hartford Equity Income HLS Fund (4),
Hartford Growth HLS Fund (4),
Hartford MidCap Value HLS Fund (4)
and Hartford Value HLS Fund (4)
Average Daily Net Assets	Annual Fee

On first $250 million	0.825%
On next $250 million	0.775%
On next $500 million	0.725%
Over $1 billion	0.675%

(4)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

Hartford Fundamental Growth HLS Fund (5)
Average Daily Net Assets	Annual Fee

On first $250 million	0.800%
On next $250 million	0.750%
Over $500 million	0.700%

(5)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.8000%
On next $250 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

Hartford MidCap Growth HLS Fund (6)
Average Daily Net Assets	Annual Fee

On first $500 million	0.800%
On next $500 million	0.750%
Over $1 billion	0.700%

(6)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.800%
On next $500 million	0.750%
On next $4 billion	0.700%
On next $5 billion	0.680%
Over $10 billion	0.670%

Hartford Capital Appreciation HLS Fund (7),
Hartford Disciplined Equity HLS Fund (7),
Hartford Dividend and Growth HLS Fund (7),
Hartford Global Advisers HLS Fund (7),
Hartford Global Growth HLS Fund (7),
Hartford International Opportunities HLS Fund (7)
and Hartford MidCap HLS Fund (7)
Average Daily Net Assets	Annual Fee

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
Over $1 billion	0.625%

(7)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Hartford Small Company HLS Fund (8)
Average Daily Net Assets	Annual Fee

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
On next $500 million	0.600%
Over $1.5 billion	0.550%

(8)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

Hartford SmallCap Growth HLS Fund (9)
Average Daily Net Assets	Annual Fee

On first $100 million	0.700%
Over $100 million	0.600%

(9)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

Hartford Growth Opportunities HLS Fund (10)
and Hartford Value Opportunities HLS Fund (10)
Average Daily Net Assets	Annual Fee

On first $100 million	0.700%
Over $100 million	0.600%

(10)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Hartford Advisers HLS Fund (11)
Average Daily Net Assets	Annual Fee

On first $250 million	0.680%
On next $250 million	0.655%
On next $500 million	0.645%
Over $1 billion	0.595%

(11)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

Hartford LargeCap Growth HLS Fund (12)
Average Daily Net Assets	Annual Fee

On first $500 million	0.650%
On next $500 million	0.600%
Over $1 billion	0.550%

(12)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $500 million	0.650%
On next $500 million	0.600%
On next $4 billion	0.550%
On next $5 billion	0.530%
Over $10 billion	0.520%

Hartford Stock HLS Fund (13)
Average Daily Net Assets	Annual Fee

On first $250 million	0.525%
On next $250 million	0.500%
On next $500 million	0.475%
Over $1 billion	0.450%

(13)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

Hartford Money Market HLS Fund (14)
Average Daily Net Assets	Annual Fee

On first $2 billion	0.450%
On next $3 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

(14)	HL Advisors voluntarily agreed to waive management fees of 0.05% of average daily net assets until December 31, 2008. As of January 1, 2009, HL Advisors eliminated the 0.05% management fee waiver. In addition, HL Advisors voluntarily agreed to combine the first and second management fee breakpoints, permanently reducing fees on the first $2 billion of average daily net assets by 0.05%. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $5 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

Hartford U.S. Government Securities HLS Fund (15)
Average Daily Net Assets	Annual Fee

On first $50 million	0.500%
On next $4.95 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

(15)	As of September 26, 2008, HL Advisors agreed to combine the first two breakpoints. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $5 billion	0.450%
On next $5 billion	0.430%
Over $10 billion	0.420%

Hartford Total Return Bond HLS Fund
Average Daily Net Assets	Annual Fee

On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Hartford Index HLS Fund
Average Daily Net Assets	Annual Fee

On first $2 billion	0.300%
On next $3 billion	0.200%
On next $5 billion	0.180%
Over $10 billion	0.170%

Hartford High Yield HLS Fund
Average Daily Net Assets	Annual Fee

On first $500 million	0.700%
On next $500 million	0.675%
On next $4 billion	0.625%
On next $5 billion	0.605%
Over $10 billion	0.595%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation on each Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

The rates of compensation paid to HLIC are as follows:

Hartford Capital Appreciation HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford High Yield HLS Fund
and Hartford Total Return Bond HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Hartford Advisers HLS Fund,
Hartford Global Equity HLS Fund,
Hartford International Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford International Small Company HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Dividend and Growth HLS Fund
and Hartford Global Growth HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Disciplined Equity HLS Fund,
Hartford MidCap HLS Fund
and Hartford Small Company HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.012%
Over $5 billion	0.010%

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

Hartford Equity Income HLS Fund,
Hartford Fundamental Growth HLS Fund,
Hartford Global Health HLS Fund,
Hartford Growth HLS Fund,
Hartford Index HLS Fund,
Hartford MidCap Value HLS Fund,
Hartford Money Market HLS Fund,
Hartford Stock HLS Fund
and Hartford Value HLS Fund
Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended December 31, 2008, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $119. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $65 for providing such services. The Funds accrue these fees daily and pay monthly.

e)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2008, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the			For the		For the		For the		For the
	Year Ended			Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2008			December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Class IA	Class IB		Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.63%	0.88%		0.63%	0.88%	0.62%	0.87%	0.64%	0.89%	0.66%	0.91%
Hartford Capital Appreciation HLS Fund	0.66	0.91		0.67	0.93	0.66	0.91	0.67	0.92	0.67	0.92
Hartford Disciplined Equity HLS Fund	0.71	0.96		0.70	0.95	0.71	0.96	0.72	0.97	0.74	0.99
Hartford Dividend and Growth HLS Fund	0.66	0.91		0.67	0.92	0.66	0.91	0.66	0.91	0.67	0.92
Hartford Equity Income HLS Fund	0.84	1.09		0.83	1.08	0.74	0.99	0.75	1.00	0.88	1.13
Hartford Fundamental Growth HLS Fund	0.85	1.10		0.86	1.11	0.83	1.08	0.89	1.14	0.86	1.11
Hartford Global Advisers HLS Fund	0.81	1.06		0.80	1.05	0.80	1.05	0.77	1.03	0.78	1.03
Hartford Global Equity HLS Fund(a)	0.93	1.18		NA	NA	NA	NA	NA	NA	NA	NA
Hartford Global Growth HLS Fund	0.74	0.99		0.73	0.98	0.74	0.99	0.68	0.93	0.68	0.93
Hartford Global Health HLS Fund	0.88	1.13		0.87	1.12	0.87	1.12	0.86	1.11	0.86	1.11
Hartford Growth HLS Fund	0.84	1.09		0.83	1.08	0.82	1.07	0.82	1.07	0.83	1.08
Hartford Growth Opportunities HLS Fund	0.63	0.88		0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford High Yield HLS Fund	0.74	0.99		0.72	0.97	0.72	0.97	0.76	1.01	0.77	1.02
Hartford Index HLS Fund	0.32	0.57		0.33	0.58	0.33	0.58	0.42	0.67	0.44	0.69
Hartford International Growth HLS Fund	0.84	1.09		0.82	1.07	0.85	1.10	0.86	1.11	0.89	1.14
Hartford International Opportunities HLS Fund	0.71	0.96		0.70	0.95	0.73	0.98	0.74	0.99	0.74	0.99
Hartford International Small Company HLS Fund	0.89	1.14		0.88	1.13	0.92	1.17	0.97	1.22	1.01	1.26
Hartford LargeCap Growth HLS Fund	0.66	0.83	(b)	0.47	NA	0.78	NA	0.81	NA	0.90	NA
Hartford MidCap HLS Fund	0.68	0.93		0.68	0.93	0.66	0.91	0.68	0.93	0.68	0.93
Hartford MidCap Growth HLS Fund	0.85	1.10	(b)	0.65	NA	0.78	NA	0.81	NA	0.94	NA

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford MidCap Value HLS Fund	0.80%	1.05%	0.79%	1.04%	0.77%	1.02%	0.78%	1.03%	0.78%	1.03%
Hartford Money Market HLS Fund	0.42	0.67	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73
Hartford Small Company HLS Fund	0.71	0.96	0.70	0.95	0.70	0.95	0.71	0.96	0.70	0.95
Hartford SmallCap Growth HLS Fund	0.64	0.89	0.63	0.88	0.62	0.87	0.62	0.87	0.63	0.88
Hartford SmallCap Value HLS Fund	0.95	1.18	0.96	1.21	0.97	1.22	0.92	1.17	0.92	1.17
Hartford Stock HLS Fund	0.48	0.73	0.48	0.73	0.47	0.72	0.48	0.73	0.48	0.73
Hartford Total Return Bond HLS Fund	0.49	0.74	0.49	0.74	0.49	0.74	0.50	0.75	0.50	0.75
Hartford U.S. Government Securities HLS Fund	0.46	0.71	0.47	0.72	0.48	0.73	0.47	0.72	0.47	0.72
Hartford Value HLS Fund	0.84	1.09	0.84	1.09	0.84	1.09	0.85	1.10	0.85	1.10
Hartford Value Opportunities HLS Fund	0.64	0.89	0.63	0.88	0.64	0.89	0.64	0.89	0.66	0.91

(a)	From January 31, 2008 (commencement of operations) through December 31, 2008.
(b)	From March 31, 2008 (commencement of operations) through December 31, 2008.

g)	Distribution Plan for Class IB shares — All Funds with Class IB shares have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The Funds’ distribution fees are accrued daily and paid monthly.

h)	Payment from (to) Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuer of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

On April 20, 2007, Hartford MidCap Growth HLS Fund was reimbursed $114 in trading reimbursements relating to the change in portfolio managers of the Fund.

On May 2, 2007, Hartford Small Company HLS Fund was reimbursed $2,514 in trading reimbursements relating to the change in portfolio managers of the Fund.

On June 8, 2007, Hartford Small Company HLS Fund was reimbursed $486 in regard to incorrect IPO allocations to the Fund.

The total return in the financial highlights includes the impact of the payment from (to) affiliates. The tables below show the impact of each of the payments from affiliates and what the total return for the years ended December 31, 2007, 2006 and 2005, would have been as follows:

	Impact from Payment		Impact from Payment
	from Affiliate for		from Affiliate for		Total Return Excluding
	Trading		Incorrect IPO		Payments from
	Reimbursements for		Allocations for the		Affiliate for the
	the Year Ended		Year Ended		Year Ended
	December 31, 2007		December 31, 2007		December 31, 2007
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Mid Cap Growth HLS Fund	.20%	—	—	—	11.43%	—
Hartford Small Company HLS Fund	.16%	.16%	.03%	.03%	14.01%	13.73%

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

	Impact from Payment		Impact from Payment		Total Return Excluding
	from Affiliate for		from (to) Affiliate for		Payments from (to)
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Advisers HLS Fund	0.09%	0.09%	—%	—%	10.61%	10.34%
Hartford Capital Appreciation HLS Fund	0.09	0.09	—	—	16.52	16.23
Hartford Disciplined Equity HLS Fund	0.03	0.03	0.01	0.01	12.41	12.13
Hartford Dividend and Growth HLS Fund	0.06	0.06	0.01	0.01	20.29	19.99
Hartford Fundamental Growth HLS Fund	0.14	0.15	—	—	9.58	9.30
Hartford Global Advisers HLS Fund	0.17	0.16	—	—	8.67	8.40
Hartford Global Health HLS Fund	0.03	0.03	—	—	11.16	10.88
Hartford Global Growth HLS Fund	0.31	0.32	—	—	13.83	13.54
Hartford Growth HLS Fund	0.01	0.01	0.04	0.04	4.56	4.30
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70
Hartford High Yield HLS Fund	—	—	0.02	0.02	11.15	10.87
Hartford Index HLS Fund	—	—	0.01	0.01	15.45	15.16
Hartford International Growth HLS Fund	—	—	—	—	24.08	23.77
Hartford International Opportunities HLS Fund	0.02	0.02	—	—	24.44	24.13
Hartford International Small Company HLS Fund	0.01	—	—	—	29.33	29.01
Hartford MidCap HLS Fund	0.15	0.15	—	—	11.59	11.31
Hartford MidCap Value HLS Fund	0.02	0.02	0.08	0.09	17.78	17.48
Hartford Small Company HLS Fund	0.14	0.14	—	—	14.29	14.00
Hartford SmallCap Growth HLS Fund	0.01	0.01	(0.03)	(0.03)	6.88	6.61
Hartford Stock HLS Fund	0.11	0.12	0.01	0.01	14.53	14.24
Hartford Total Return Bond HLS Fund	—	—	—	—	4.80	4.54
Hartford Value HLS Fund	0.01	0.01	—	—	21.81	21.51
Hartford Value Opportunities HLS Fund	0.01	0.01	0.04	0.05	18.97	18.67

	Impact from Payment
	from Affiliate for		Total Return Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth HLS Fund	0.09%	0.09%	4.58%	4.33%
Hartford Growth Opportunities HLS Fund	0.11	0.11	16.20	15.91
Hartford High Yield HLS Fund	0.57	0.56	1.56	1.29
Hartford MidCap HLS Fund	0.02	0.02	16.76	16.47
Hartford MidCap Value HLS Fund	0.04	0.04	9.95	9.67
Hartford Small Company HLS Fund	0.10	0.10	20.91	20.61
Hartford SmallCap Growth HLS Fund	0.22	0.22	10.80	10.56

6.	Affiliate Holdings:

As of December 31, 2008, affiliates of The Hartford had ownership of shares in the Funds as follows:

Fund	Class IB

Hartford LargeCap Growth HLS Fund	7
Hartford MidCap Growth HLS Fund	11

7.	Investment Transactions:

For the year ended December 31, 2008, the cost of purchases and sales of securities for Hartford Money Market HLS Fund were $72,454,406 and $69,917,848, respectively. For the year ended December 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Hartford Advisers HLS Fund	$4,205,135	$5,143,700	$218,813	$408,148
Hartford Capital Appreciation HLS Fund	15,010,315	15,571,808	—	—
Hartford Disciplined Equity HLS Fund	1,068,575	1,252,265	—	—
Hartford Dividend and Growth HLS Fund	2,430,526	2,978,527	—	—
Hartford Equity Income HLS Fund	185,193	240,680	—	—
Hartford Fundamental Growth HLS Fund	106,215	102,605	—	—
Hartford Global Advisers HLS Fund	438,194	480,796	38,529	29,648
Hartford Global Equity HLS Fund	305,448	151,423	—	—
Hartford Global Growth HLS Fund	708,876	860,413	—	—
Hartford Global Health HLS Fund	181,674	244,766	—	—
Hartford Growth HLS Fund	399,838	467,523	—	—
Hartford Growth Opportunities HLS Fund	1,986,105	2,047,841	—	—
Hartford High Yield HLS Fund	534,235	576,120	—	—
Hartford Index HLS Fund	51,749	299,685	—	—
Hartford International Growth HLS Fund	2,871,505	2,962,465	—	—
Hartford International Opportunities HLS Fund	2,850,766	3,080,046	—	—
Hartford International Small Company HLS Fund	291,383	374,851	—	—
Hartford LargeCap Growth HLS Fund	207,278	221,578	—	—
Hartford MidCap Growth HLS Fund	125,881	98,290	—	—
Hartford MidCap HLS Fund	2,223,530	2,554,905	—	—
Hartford MidCap Value HLS Fund	342,732	489,249	—	—
Hartford Small Company HLS Fund	2,608,297	2,640,226	—	—
Hartford SmallCap Growth HLS Fund	671,206	793,641	—	—
Hartford SmallCap Value HLS Fund	39,715	36,515	—	—
Hartford Stock HLS Fund	3,011,205	3,646,221	—	—
Hartford Total Return Bond HLS Fund	5,645,181	5,635,298	3,116,893	3,109,080
Hartford U.S. Government Securities HLS Fund	1,661,460	1,148,276	535,878	563,302
Hartford Value HLS Fund	217,522	229,652	—	—
Hartford Value Opportunities HLS Fund	235,375	356,620	—	—

8.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended December 31, 2008, the Funds did not have any borrowings under this facility.

9.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of Hartford Series Fund, Inc. has approved the participation of Hartford Money Market HLS Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date of a guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Secretary of the Treasury may extend the Program up through the close of business on September 18, 2009.

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the Program will continue to be borne by the Fund.

10.	Money Market HLS Fund Support Agreement:

The HLS Money Market Fund (the “Fund”) has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes held in the Fund as of December 31, 2008 are identified in the Schedule of Investments.

The CSA provides that Hartford Life will pay a capital contribution to the Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Fund to maintain its market-based calculation of NAV at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with, new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Fund receives such new securities.

Subsequent to December 31, 2008, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA have entered into an amendment that permits the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualify as “First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment requires that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $725 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Fund.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1) September 26, 2009; (2) if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Fund, it is possible that no capital contribution would be required even if the Fund were to realize a loss with respect to the Notes. The CSA applies only with respect to the Notes and does not guarantee that the Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Fund’s NAV.

During the year ended December 31, 2008, the Fund did not receive a capital contribution under the terms of the CSA.

The fair value of the CSA may increase or decrease as a result of changes in the fair value of the Notes and other factors. As of December 31, 2008, the fair value of the CSA was zero, as noted in the Schedule of Investments.

11.	Fund Mergers

Reorganization of certain series of Hartford Series Fund, Inc. At a special meeting of shareholders, held on August 12, 2008, shareholders of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund by Hartford Global Equity HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund, the assets were acquired by Hartford Global Equity HLS Fund on August 22, 2008. Hartford Global Equity HLS Fund acquired the assets of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund in exchange for shares in Hartford Global Equity HLS Fund, which were distributed pro rata by Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund to shareholders on August 22, 2008, in complete liquidation of Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund.

The mergers were accomplished by tax free exchanges as detailed below:

Hartford Global Equity HLS Fund	Class IA	Class IB

Net assets of Hartford Global Communications HLS Fund on August 22, 2008	$9,909	$10,403
Net assets of Hartford Global Financial Services HLS Fund on August 22, 2008	$11,359	$8,097
Net assets of Hartford Global Technology HLS Fund on August 22, 2008	$63,662	$33,265
Hartford Global Communications HLS Fund shares exchanged	1,626	1,719
Hartford Global Financial Services HLS Fund shares exchanged	1,773	1,263
Hartford Global Technology HLS Fund shares exchanged	10,245	5,440
Hartford Global Equity HLS Fund shares issued from Hartford Global Communications HLS Fund	1,050	1,104
Hartford Global Equity HLS Fund shares issued from Hartford Global Financial Services HLS Fund	1,203	860
Hartford Global Equity HLS Fund shares issued from Hartford Global Equity HLS Fund	6,750	3,531
Net assets of Hartford Global Equity HLS Fund immediately before the reorganization	$19,120	$1,343
Net assets of Hartford Global Equity HLS Fund immediately after the reorganization	$104,049	$53,107

Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund and Hartford Global Technology HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of August 22, 2008.

	Unrealized	Accumulated
	Appreciation	Net Realized
Fund	(Depreciation)	Gains (Losses)	Capital Stock

Hartford Global Communications HLS Fund	$642	$(47)	$19,717
Hartford Global Financial Services HLS	$(2,754)	$(1,687)	$23,897
Fund Hartford Global Technology HLS Fund	$55	$(25,399)	$122,271

Reorganization of certain series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. At a special meeting of shareholders, held on September 9, 2008, shareholders of Hartford Mortgage Securities HLS Fund approved a proposed Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Hartford Mortgage Securities HLS Fund by Hartford U.S. Government Securities HLS Fund.

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of Hartford Mortgage Securities HLS Fund, the assets were acquired by Hartford U.S. Government Securities HLS Fund on September 26, 2008. Hartford U.S. Government Securities HLS Fund acquired the assets of Hartford Mortgage Securities HLS Fund in exchange for shares in Hartford U.S. Government Securities HLS Fund, which were distributed pro rata to Hartford Mortgage Securities HLS Fund shareholders on September 26, 2008, in complete liquidation of Hartford Mortgage Securities HLS Fund.

Hartford U.S. Government Securities HLS Fund	Class IA	Class IB

Net assets of Hartford Mortgage Securities HLS Fund on September 26, 2008	$280,383	$86,403
Hartford Mortgage Securities HLS Fund shares exchanged	28,489	8,837
Hartford U.S. Government Securities HLS Fund shares issued from Hartford Mortgage Securities HLS Fund	26,154	8,094
Net assets of Hartford U.S. Government Securities HLS Fund immediately before the reorganization	$988,715	$273,072
Net assets of Hartford U.S. Government Securities HLS Fund immediately after the reorganization	$1,269,147	$359,489

Hartford Mortgage Securities HLS Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of September 26, 2008.

		Accumulated
	Unrealized	Net Realized
Fund	Appreciation	(Losses)	Capital Stock

Hartford Mortgage Securities HLS Fund	$(39,146)	$(19,329)	$425,261

12.	Industry Classifications:

Other than the Industry Classifications: “Other Investment Pools and Funds”, and “Exchange Traded Funds”, Equity Industry Classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		of Period	Waivers (b)	Waivers (b)	Net Assets	Rate (c)
Hartford Advisers HLS Fund
For the Year Ended December 31, 2008
Class IA	$20.97	$0.50	$—	$(7.09)	$(6.59)	$(0.58)	$(0.11)	$—	$(0.69)	$(7.28)	$13.69	(31.64)%		$3,404,626	0.63%	0.63%	2.43%	76%
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)	(0.11)	—	(0.63)	(7.33)	13.85	(31.81)		548,899	0.88	0.88	2.18	—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97	6.64		6,291,220	0.63	0.63	2.13	47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37		1,080,254	0.88	0.88	1.88	—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70	(d)	7,207,926	0.64	0.64	2.24	87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43	(d)	1,252,293	0.89	0.89	1.99	—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24		8,157,354	0.66	0.65	1.96	89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97		1,366,216	0.91	0.90	1.72	—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74		9,699,374	0.67	0.67	2.16	36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48		1,462,319	0.92	0.92	1.91	—
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.72)	(4.28)	—	(5.00)	(27.12)	25.34	(45.59)		6,017,984	0.67	0.67	1.12	131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.61)	(4.28)	—	(4.89)	(26.87)	25.14	(45.73)		1,295,065	0.92	0.92	0.87	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83		12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53		2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61	(d)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32	(d)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55		11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26		2,793,612	0.95	0.95	0.53	—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36		10,751,945	0.70	0.70	0.77	89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07		2,505,798	0.95	0.95	0.52	—
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2008
Class IA	15.05	0.14	—	(5.37)	(5.23)	(0.14)	(1.22)	—	(1.36)	(6.59)	8.46	(37.27)		868,799	0.71	0.71	1.14	73
Class IB	14.97	0.12	—	(5.35)	(5.23)	(0.11)	(1.22)	—	(1.33)	(6.56)	8.41	(37.43)		165,848	0.96	0.96	0.89	—
For the Year Ended December 31, 2007
Class IA	14.08	0.16	—	1.01	1.17	(0.15)	(0.05)	—	(0.20)	0.97	15.05	8.34		1,566,652	0.70	0.70	1.04	75
Class IB	14.01	0.13	—	1.00	1.13	(0.12)	(0.05)	—	(0.17)	0.96	14.97	8.07		339,877	0.95	0.95	0.79	—
For the Year Ended December 31, 2006
Class IA	12.66	0.14	0.01	1.42	1.57	(0.15)	—	—	(0.15)	1.42	14.08	12.45	(d)	1,401,619	0.72	0.72	1.19	63
Class IB	12.58	0.13	0.01	1.39	1.53	(0.10)	—	—	(0.10)	1.43	14.01	12.17	(d)	354,559	0.97	0.97	0.93	—
For the Year Ended December 31, 2005
Class IA	12.02	0.12	—	0.67	0.79	(0.15)	—	—	(0.15)	0.64	12.66	6.58		1,019,703	0.74	0.74	1.07	58
Class IB	11.93	0.08	—	0.68	0.76	(0.11)	—	—	(0.11)	0.65	12.58	6.31		340,108	0.99	0.99	0.82	—
For the Year Ended December 31, 2004
Class IA	11.20	0.16	—	0.79	0.95	(0.13)	—	—	(0.13)	0.82	12.02	8.41		770,938	0.75	0.75	1.53	62
Class IB	11.14	0.14	—	0.76	0.90	(0.11)	—	—	(0.11)	0.79	11.93	8.14		270,171	1.00	1.00	1.28	—
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	22.35	0.44	—	(7.57)	(7.13)	(0.44)	(0.41)	—	(0.85)	(7.98)	14.37	(32.43)		3,628,793	0.67	0.67	2.20	41
Class IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)	(0.41)	—	(0.80)	(7.94)	14.34	(32.60)		776,959	0.92	0.92	1.95	—
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)	(1.89)	—	(2.30)	(0.44)	22.35	8.26		5,842,788	0.67	0.67	1.70	27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28	7.98		1,501,363	0.92	0.92	1.45	—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	—	(2.13)	2.05	22.79	20.36	(d)	5,671,552	0.67	0.67	1.77	27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	—	(2.06)	2.04	22.72	20.06	(d)	1,603,952	0.92	0.92	1.52	—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)	(0.92)	—	(1.32)	(0.09)	20.74	5.96		4,978,773	0.67	0.67	1.70	26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70		1,506,556	0.92	0.92	1.45	—

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		of Period	Waivers (b)	Waivers (b)	Net Assets		Rate (c)
Hartford Dividend and Growth HLS Fund — (continued)
For the Year Ended December 31, 2004
Class IA	$18.77	$0.32	$—	$2.01	$2.33	$(0.27)	$—	$—	$(0.27)	$2.06	$20.83	12.42%		$4,719,663	0.68%	0.68%	1.73%		27%
Class IB	18.72	0.27	—	2.00	2.27	(0.23)	—	—	(0.23)	2.04	20.76	12.14		1,393,412	0.93	0.93	1.48		—
Hartford Equity Income HLS Fund
For the Year Ended December 31, 2008
Class IA	14.30	0.38	—	(4.32)	(3.94)	(0.38)	(0.78)	—	(1.16)	(5.10)	9.20	(28.76)		236,728	0.84	0.84	3.02		51
Class IB	14.30	0.37	—	(4.34)	(3.97)	(0.35)	(0.78)	—	(1.13)	(5.10)	9.20	(28.94)		38,134	1.09	1.09	2.77		—
For the Year Ended December 31, 2007 (k)
Class IA	14.20	0.33	—	0.66	0.99	(0.31)	(0.58)	—	(0.89)	0.10	14.30	6.94		390,396	0.84	0.84	2.21		26
Class IB	14.19	0.29	—	0.67	0.96	(0.27)	(0.58)	—	(0.85)	0.11	14.30	6.68		72,717	1.09	1.09	1.96		—
For the Year Ended December 31, 2006
Class IA	12.01	0.26	—	2.22	2.48	(0.26)	(0.03)	—	(0.29)	2.19	14.20	20.79		360,210	0.85	0.75	2.32		28
Class IB	11.98	0.25	—	2.20	2.45	(0.21)	(0.03)	—	(0.24)	2.21	14.19	20.49		106,733	1.10	1.00	2.07		—
For the Year Ended December 31, 2005
Class IA	11.64	0.21	—	0.36	0.57	(0.20)	—	—	(0.20)	0.37	12.01	4.81		231,151	0.86	0.76	2.27		21
Class IB	11.62	0.17	—	0.36	0.53	(0.17)	—	—	(0.17)	0.36	11.98	4.56		79,417	1.11	1.01	2.03		—
For the Year Ended December 31, 2004
Class IA	10.75	0.12	—	0.89	1.01	(0.12)	—	—	(0.12)	0.89	11.64	9.43		90,197	0.90	0.90	1.99		18
Class IB	10.74	0.10	—	0.88	0.98	(0.10)	—	—	0.10	0.88	11.62	9.16		24,876	1.15	1.15	1.74		—
Hartford Fundamental Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	11.10	0.04	—	(4.24)	(4.20)	(0.02)	(0.96)	—	(0.98)	(5.18)	5.92	(41.25)		35,367	0.85	0.85	0.49		123
Class IB	11.04	0.02	—	(4.22)	(4.20)	—	(0.96)	—	(0.96)	(5.16)	5.88	(41.39)		18,318	1.10	1.10	0.24		—
For the Year Ended December 31, 2007
Class IA	10.56	0.03	—	1.54	1.57	(0.01)	(1.02)	—	(1.03)	0.54	11.10	15.12		59,053	0.86	0.86	0.27		177
Class IB	10.54	—	—	1.53	1.53	(0.01)	(1.02)	—	(1.03)	0.50	11.04	14.83		34,968	1.11	1.11	0.02		—
For the Year Ended December 31, 2006
Class IA	10.56	0.09	0.01	0.82	0.92	(0.09)	(0.83)	—	(0.92)	—	10.56	9.72	(d)	48,852	0.94	0.85	0.80		112
Class IB	10.53	0.06	0.01	0.82	0.89	(0.05)	(0.83)	—	(0.88)	0.01	10.54	9.45	(d)	34,041	1.19	1.10	0.55		—
For the Year Ended December 31, 2005
Class IA	10.18	0.10	—	0.87	0.97	(0.19)	(0.40)	—	(0.59)	0.38	10.56	9.88		52,679	0.92	0.91	0.77		136
Class IB	10.13	0.04	—	0.89	0.93	(0.13)	(0.40)	—	(0.53)	0.40	10.53	9.60		41,972	1.17	1.16	0.52		—
For the Year Ended December 31, 2004
Class IA	9.90	0.10	—	0.21	0.31	(0.03)	—	—	(0.03)	0.28	10.18	3.16		49,519	0.90	0.90	1.06		111
Class IB	9.86	0.08	—	0.20	0.28	(0.01)	—	—	(0.01)	0.27	10.13	2.90		41,587	1.15	1.15	0.81		—
Hartford Global Advisers HLS Fund
For the Year Ended December 31, 2008
Class IA	13.61	0.24	—	(4.60)	(4.36)	(0.54)	(0.21)	—	(0.75)	(5.11)	8.50	(32.50)		186,855	0.81	0.81	1.83		237
Class IB	13.56	0.22	—	(4.59)	(4.37)	(0.50)	(0.21)	—	(0.71)	(5.08)	8.48	(32.67)		36,265	1.06	1.06	1.58		—
For the Year Ended December 31, 2007
Class IA	12.71	0.23	—	1.83	2.06	(0.12)	(1.04)	—	(1.16)	0.90	13.61	16.59		316,929	0.80	0.80	1.74		85
Class IB	12.67	0.20	—	1.82	2.02	(0.09)	(1.04)	—	(1.13)	0.89	13.56	16.30		67,293	1.05	1.05	1.49		—
For the Year Ended December 31, 2006
Class IA	12.48	0.23	0.02	0.83	1.08	(0.38)	(0.47)	—	(0.85)	0.23	12.71	8.84	(d)	306,498	0.82	0.82	1.73		88
Class IB	12.41	0.20	0.02	0.83	1.05	(0.32)	(0.47)	—	(0.79)	0.26	12.67	8.56	(d)	64,076	1.07	1.07	1.48		—
For the Year Ended December 31, 2005
Class IA	12.53	0.21	—	0.20	0.41	(0.46)	—	—	(0.46)	(0.05)	12.48	3.37		332,169	0.83	0.83	1.59		502
Class IB	12.44	0.23	—	0.14	0.37	(0.40)	—	—	(0.40)	(0.03)	12.41	3.11		71,346	1.09	1.09	1.33		—
For the Year Ended December 31, 2004
Class IA	11.15	0.19	—	1.19	1.38	—	—	—	—	1.38	12.53	12.75		362,757	0.84	0.84	1.27		511
Class IB	11.09	0.14	—	1.21	1.35	—	—	—	—	1.35	12.44	12.47		86,937	1.09	1.09	1.02		—
Hartford Global Equity HLS Fund
From (commencement of operations) January 31, 2008 through December 31, 2008
Class IA(e)	10.00	—	—	(3.78)	(3.78)	(0.05)	—	(0.01)	(0.06)	(3.84)	6.16	(37.87	)(f)	48,627	1.02 (g)	0.94 (g)	1.29	(g)	335 (j)
Class IB(e)	10.00	(0.08)	—	(3.72)	(3.80)	(0.04)	—	(0.01)	(0.05)	(3.85)	6.15	(38.01	)(f)	31,008	1.27 (g)	1.19 (g)	(0.99	)(g)	—
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17	(52.46)		419,183	0.75	0.75	0.67		76
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)		112,226	1.00	1.00	0.42		—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		of Period	Waivers (b)	Waivers (b)	Net Assets	Rate (c)
Hartford Global Growth HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$20.09	$0.03	$—	$4.84	$4.87	$(0.01)	$(2.53)	$—	$(2.54)	$2.33	$22.42	25.05%		$1,028,843	0.73%	0.73%	0.13%	75%
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(d)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(d)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02	1.02	0.48	—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78	0.78	0.83	255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03	1.03	0.58	—
Hartford Global Health HLS Fund
For the Year Ended December 31, 2008
Class IA	15.39	0.06	—	(3.99)	(3.93)	(0.06)	(0.74)	—	(0.80)	(4.73)	10.66	(25.56)		179,087	0.88	0.88	0.42	57
Class IB	15.11	0.02	—	(3.91)	(3.89)	(0.02)	(0.74)	—	(0.76)	(4.65)	10.46	(25.75)		62,080	1.13	1.13	0.17	—
For the Year Ended December 31, 2007
Class IA	16.84	0.03	—	0.99	1.02	(0.02)	(2.45)	—	(2.47)	(1.45)	15.39	6.12		289,561	0.87	0.87	0.16	39
Class IB	16.59	(0.02)	—	0.99	0.97	—	(2.45)	—	(2.45)	(1.48)	15.11	5.86		105,898	1.12	1.12	(0.09)	—
For the Year Ended December 31, 2006
Class IA	17.66	0.02	—	1.75	1.77	(0.01)	(2.58)	—	(2.59)	(0.82)	16.84	11.19	(d)	319,896	0.88	0.88	0.11	34
Class IB	17.47	(0.02)	—	1.72	1.70	—	(2.58)	—	(2.58)	(0.88)	16.59	10.91	(d)	119,000	1.13	1.13	(0.13)	—
For the Year Ended December 31, 2005
Class IA	16.92	0.01	—	1.94	1.95	(0.01)	(1.20)	—	(1.21)	0.74	17.66	12.43		309,235	0.87	0.87	0.12	46
Class IB	16.78	(0.01)	—	1.90	1.89	—	(1.20)	—	(1.20)	0.69	17.47	12.15		123,593	1.12	1.12	(0.13)	—
For the Year Ended December 31, 2004
Class IA	15.52	—	—	1.95	1.95	(0.01)	(0.54)	—	(0.55)	1.40	16.92	12.80		309,640	0.88	0.88	0.07	46
Class IB	15.43	(0.01)	—	1.90	1.89	—	(0.54)	—	(0.54)	1.35	16.78	12.52		125,592	1.13	1.13	(0.18)	—
Hartford Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	13.39	0.03	—	(5.47)	(5.44)	(0.03)	(0.39)	—	(0.42)	(5.86)	7.53	(41.79)		203,993	0.84	0.84	0.27	93
Class IB	13.18	—	—	(5.37)	(5.37)	—	(0.39)	—	(0.39)	(5.76)	7.42	(41.93)		81,720	1.09	1.09	0.02	—
For the Year Ended December 31, 2007
Class IA	12.32	0.01	—	2.01	2.02	—	(0.95)	—	(0.95)	1.07	13.39	16.78		388,985	0.83	0.83	0.11	101
Class IB	12.17	(0.02)	—	1.98	1.96	—	(0.95)	—	(0.95)	1.01	13.18	16.49		189,987	1.08	1.08	(0.14)	—
For the Year Ended December 31, 2006
Class IA	12.54	0.01	0.01	0.56	0.58	(0.01)	(0.79)	—	(0.80)	(0.22)	12.32	4.61	(d)	379,601	0.84	0.84	0.10	95
Class IB	12.42	(0.02)	0.01	0.55	0.54	—	(0.79)	—	(0.79)	(0.25)	12.17	4.35	(d)	190,063	1.09	1.09	(0.14)	—
For the Year Ended December 31, 2005
Class IA	12.47	0.01	0.01	0.53	0.55	—	(0.48)	—	(0.48)	0.07	12.54	4.67	(d)	345,558	0.84	0.84	0.02	76
Class IB	12.38	(0.04)	0.01	0.55	0.52	—	(0.48)	—	(0.48)	0.04	12.42	4.42	(d)	206,105	1.09	1.09	(0.23)	—
For the Year Ended December 31, 2004
Class IA	11.16	0.01	—	1.39	1.40	—	(0.09)	—	(0.09)	1.31	12.47	12.49		249,473	0.86	0.86	0.09	79
Class IB	11.11	0.01	—	1.35	1.36	—	(0.09)	—	(0.09)	1.27	12.38	12.21		170,895	1.11	1.11	(0.16)	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)		752,898	0.64	0.64	0.45	154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)		123,883	0.89	0.89	0.20	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(d)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(d)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(d)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(d)	179,308	0.89	0.89	0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63	0.63	0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88	0.88	(0.03)	—

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		of Period	Waivers (b)	Waivers (b)	Net Assets	Rate (c)
Hartford High Yield HLS Fund
For the Year Ended December 31, 2008
Class IA	$8.87	$0.83	$—	$(3.12)	$(2.29)	$(0.85)	$—	$—	$(0.85)	$(3.14)	$5.73	(25.23)%		$293,839	0.74%	0.74%	9.05%	101%
Class IB	8.78	0.83	—	(3.11)	(2.28)	(0.82)	—	—	(0.82)	(3.10)	5.68	(25.42)		124,701	0.99	0.99	8.76	—
For the Year Ended December 31, 2007 (k)
Class IA	9.35	0.71	—	(0.45)	0.26	(0.74)	—	—	(0.74)	(0.48)	8.87	2.79		460,243	0.77	0.72	7.47	148
Class IB	9.27	0.68	—	(0.45)	0.23	(0.72)	—	—	(0.72)	(0.49)	8.78	2.53		222,712	1.02	0.97	7.20	—
For the Year Ended December 31, 2006 (k)
Class IA	9.80	0.72	—	0.31	1.03	(1.48)	—	—	(1.48)	(0.45)	9.35	11.17	(d)	471,327	0.77	0.72	7.39	160
Class IB	9.70	0.69	—	0.30	0.99	(1.42)	—	—	(1.42)	(0.43)	9.27	10.89	(d)	264,525	1.02	0.97	7.14	—
For the Year Ended December 31, 2005
Class IA	10.26	0.74	0.05	(0.58)	0.21	(0.67)	—	—	(0.67)	(0.46)	9.80	2.13	(d)	443,859	0.77	0.76	6.51	138
Class IB	10.17	0.71	0.05	(0.59)	0.17	(0.64)	—	—	(0.64)	(0.47)	9.70	1.85	(d)	272,538	1.02	1.01	6.25	—
For the Year Ended December 31, 2004
Class IA	10.06	0.58	—	0.12	0.70	(0.50)	—	—	(0.50)	0.20	10.26	7.40		518,881	0.77	0.77	6.31	92
Class IB	9.98	0.64	—	0.03	0.67	(0.48)	—	—	(0.48)	0.19	10.17	7.14		309,672	1.02	1.02	6.06	—
Hartford Index HLS Fund
For the Year Ended December 31, 2008
Class IA	31.54	0.59	—	(12.16)	(11.57)	(0.58)	(0.64)	—	(1.22)	(12.79)	18.75	(37.11)		718,081	0.32	0.32	2.02	4
Class IB	31.40	0.51	—	(12.07)	(11.56)	(0.51)	(0.64)	—	(1.15)	(12.71)	18.69	(37.27)		138,014	0.57	0.57	1.77	—
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20		1,390,827	0.33	0.33	1.61	4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94		271,967	0.58	0.58	1.36	—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46	(d)	1,598,176	0.42	0.33	1.60	4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17	(d)	276,850	0.67	0.58	1.36	—
For the Year Ended December 31, 2005
Class IA	32.17	0.51	—	0.90	1.41	(0.61)	(1.00)	—	(1.61)	(0.20)	31.97	4.50		1,701,424	0.42	0.42	1.46	5
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24		263,579	0.67	0.67	1.21	—
For the Year Ended December 31, 2004
Class IA	29.60	0.50	—	2.56	3.06	(0.39)	(0.10)	—	(0.49)	2.57	32.17	10.39		1,973,470	0.44	0.44	1.60	5
Class IB	29.49	0.44	—	2.53	2.97	(0.34)	(0.10)	—	(0.44)	2.53	32.02	10.12		252,959	0.69	0.69	1.35	—
Hartford International Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	14.47	0.14	—	(8.09)	(7.95)	(0.10)	(0.57)	—	(0.67)	(8.62)	5.85	(56.78)		293,243	0.84	0.84	1.25	381
Class IB	14.36	0.12	—	(8.01)	(7.89)	(0.07)	(0.57)	—	(0.64)	(8.53)	5.83	(56.89)		108,766	1.09	1.09	1.00	—
For the Year Ended December 31, 2007
Class IA	14.18	0.11	—	3.13	3.24	(0.11)	(2.84)	—	(2.95)	0.29	14.47	23.91		791,757	0.83	0.83	0.75	239
Class IB	14.10	0.08	—	3.09	3.17	(0.07)	(2.84)	—	(2.91)	0.26	14.36	23.60		336,747	1.08	1.08	0.53	—
For the Year Ended December 31, 2006 (k)
Class IA	12.48	0.10	—	2.84	2.94	(0.11)	(1.13)	—	(1.24)	1.70	14.18	24.08	(d)	574,806	0.88	0.88	0.70	164
Class IB	12.40	0.06	—	2.83	2.89	(0.06)	(1.13)	—	(1.19)	1.70	14.10	23.77	(d)	302,729	1.13	1.13	0.48	—
For the Year Ended December 31, 2005
Class IA	12.45	0.11	—	0.60	0.71	(0.10)	(0.58)	—	(0.68)	0.03	12.48	6.16		370,555	0.93	0.93	1.05	179
Class IB	12.37	0.06	—	0.61	0.67	(0.06)	(0.58)	—	(0.64)	0.03	12.40	5.89		244,572	1.18	1.18	0.79	—
For the Year Ended December 31, 2004
Class IA	10.20	0.05	—	2.44	2.49	—	(0.24)	—	(0.24)	2.25	12.45	24.72		208,703	0.97	0.97	0.86	215
Class IB	10.16	0.06	—	2.39	2.45	—	(0.24)	—	(0.24)	2.21	12.37	24.40		137,183	1.22	1.22	0.61	—
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	15.62	0.28	—	(6.68)	(6.40)	(0.28)	(0.54)	—	(0.82)	(7.22)	8.40	(42.25)		1,046,234	0.71	0.71	2.21	158
Class IB	15.78	0.27	—	(6.76)	(6.49)	(0.24)	(0.54)	—	(0.78)	(7.27)	8.51	(42.39)		189,221	0.96	0.96	1.96	—
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)	(3.37)	—	(3.56)	0.39	15.62	27.43		2,027,078	0.71	0.71	1.13	135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11		417,144	0.96	0.96	0.89	—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46	(d)	1,596,055	0.75	0.75	1.47	119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15	(d)	382,371	1.00	1.00	1.24	—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62		1,251,426	0.78	0.78	1.22	120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33		319,626	1.03	1.03	0.97	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		of Period	Waivers (b)	Waivers (b)	Net Assets		Rate (c)
Hartford International Opportunities HLS Fund — (continued)
For the Year Ended December 31, 2004
Class IA	$10.11	$0.10	$—	$1.73	$1.83	$(0.08)	$—	$—	$(0.08)	$1.75	$11.86	18.08%		$1,054,884	0.80%	0.80%	1.13%		142%
Class IB	10.09	0.08	—	1.72	1.80	(0.06)	—	—	(0.06)	1.74	11.83	17.79		247,752	1.05	1.05	0.88		—
Hartford International Small Company HLS Fund
For the Year Ended December 31, 2008
Class IA	15.07	0.20	—	(6.45)	(6.25)	(0.15)	(0.37)	—	(0.52)	(6.77)	8.30	(42.44)		133,595	0.89	0.89	1.67		98
Class IB	14.93	0.17	—	(6.37)	(6.20)	(0.12)	(0.37)	—	(0.49)	(6.69)	8.24	(42.58)		39,265	1.14	1.14	1.42		—
For the Year Ended December 31, 2007
Class IA	16.77	0.18	—	1.23	1.41	(0.31)	(2.80)	—	(3.11)	(1.70)	15.07	9.01		312,269	0.88	0.88	0.81		97
Class IB	16.64	0.13	—	1.22	1.35	(0.26)	(2.80)	—	(3.06)	(1.71)	14.93	8.73		105,771	1.13	1.13	0.56		—
For the Year Ended December 31, 2006
Class IA	14.84	0.18	—	4.08	4.26	(0.32)	(2.01)	—	(2.33)	1.93	16.77	29.34	(d)	294,660	0.93	0.93	1.05		99
Class IB	14.71	0.15	—	4.04	4.19	(0.25)	(2.01)	—	(2.26)	1.93	16.64	29.01	(d)	117,251	1.18	1.18	0.82		—
For the Year Ended December 31, 2005
Class IA	14.52	0.11	—	2.44	2.55	(0.38)	(1.85)	—	(2.23)	0.32	14.84	18.60		193,712	1.00	1.00	1.19		95
Class IB	14.42	0.08	—	2.40	2.48	(0.34)	(1.85)	—	(2.19)	0.29	14.71	18.30		92,157	1.25	1.25	0.97		—
For the Year Ended December 31, 2004
Class IA	12.62	0.16	—	1.96	2.12	—	(0.22)	—	(0.22)	1.90	14.52	16.96		84,012	1.08	1.08	1.53		119
Class IB	12.56	0.14	—	1.94	2.08	—	(0.22)	—	(0.22)	1.86	14.42	16.67		54,750	1.33	1.33	1.28		—
Hartford LargeCap Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	19.78	0.12	—	(7.82)	(7.70)	(0.12)	—	(2.08)	(2.20)	(9.90)	9.88	(42.96)		87,150	0.66	0.66	0.77		157
Class IB(h)	17.22	0.04	—	(5.19)	(5.15)	(0.12)	—	(2.08)	(2.20)	(7.35)	9.87	(34.61	)(f)	2,207	0.91 (g)	0.91 (g)	1.18	%(g)	—
For the Year Ended December 31, 2007
Class IA	20.18	0.11	—	1.02	1.13	(0.11)	(1.42)	—	(1.53)	(0.40)	19.78	5.52		171,565	0.68	0.47	0.53		247
For the Year Ended December 31, 2006
Class IA	18.74	0.07	—	1.44	1.51	(0.07)	—	—	(0.07)	1.44	20.18	8.04		139,150	0.89	0.78	0.31		116
For the Year Ended December 31, 2005
Class IA	17.84	0.07	—	0.98	1.05	(0.15)	—	—	(0.15)	0.90	18.74	5.85		155,020	0.91	0.81	0.32		27
For the Year Ended December 31, 2004
Class IA	16.42	0.10	—	1.35	1.45	(0.03)	—	—	(0.03)	1.42	17.84	8.90		173,702	0.90	0.90	0.56		26
Hartford MidCap HLS Fund
For the Year Ended December 31, 2008
Class IA	26.34	0.12	—	(9.03)	(8.91)	(0.12)	(1.10)	—	(1.22)	(10.13)	16.21	(35.32)		1,552,741	0.69	0.69	0.51		92
Class IB	26.08	0.06	—	(8.92)	(8.86)	(0.06)	(1.10)	—	(1.16)	(10.02)	16.06	(35.49)		169,328	0.94	0.94	0.26		—
For the Year Ended December 31, 2007 (k)
Class IA	26.99	0.06	—	3.99	4.05	(0.15)	(4.55)	—	(4.70)	(0.65)	26.34	15.30		2,716,285	0.69	0.69	0.22		79
Class IB	26.76	(0.01)	—	3.95	3.94	(0.07)	(4.55)	—	(4.62)	(0.68)	26.08	15.01		302,151	0.94	0.94	(0.03)		—
For the Year Ended December 31, 2006
Class IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	—	(5.03)	(1.74)	26.99	11.74	(d)	2,606,275	0.68	0.68	1.06		89
Class IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	—	(4.95)	(1.77)	26.76	11.46	(d)	274,695	0.93	0.93	0.82		—
For the Year Ended December 31, 2005
Class IA	28.61	0.11	0.01	4.60	4.72	(0.12)	(4.48)	—	(4.60)	0.12	28.73	16.78	(d)	2,529,805	0.70	0.70	0.39		70
Class IB	28.42	0.01	0.01	4.59	4.61	(0.02)	(4.48)	—	(4.50)	0.11	28.53	16.49	(d)	254,833	0.95	0.95	0.14		—
For the Year Ended December 31, 2004
Class IA	24.63	0.12	—	3.93	4.05	(0.07)	—	—	(0.07)	3.98	28.61	16.44		2,193,649	0.70	0.70	0.47		60
Class IB	24.50	0.08	—	3.87	3.95	(0.03)	—	—	(0.03)	3.92	28.42	16.15		221,727	0.95	0.95	0.22		—
Hartford MidCap Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	10.19	0.03	—	(4.76)	(4.73)	(0.03)	(0.09)	—	(0.12)	(4.85)	5.34	(46.85)		38,447	0.85	0.85	0.53		201
Class IB(h)	9.04	0.01	—	(3.60)	(3.59)	(0.02)	(0.09)	—	(0.11)	(3.70)	5.34	(40.17	)(f)	8,702	1.10 (g)	1.10 (g)	0.32	(g)	—
For the Year Ended December 31, 2007
Class IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19	11.65	(d)	51,196	0.85	0.65	0.26		231
For the Year Ended December 31, 2006
Class IA	11.33	(0.01)	—	1.39	1.38	—	(1.83)	—	(1.83)	(0.45)	10.88	12.27		53,395	0.98	0.78	(0.08)		211
For the Year Ended December 31, 2005
Class IA	12.63	(0.04)	—	0.53	0.49	—	(1.79)	—	(1.79)	(1.30)	11.33	4.55		55,209	1.01	0.81	(0.39)		112
For the Year Ended December 31, 2004
Class IA	11.21	0.01	—	1.43	1.44	(0.02)	—	—	(0.02)	1.42	12.63	12.83		59,730	0.94	0.94	0.02		179

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		of Period	Waivers (b)	Waivers (b)	Net Assets	Rate (c)
Hartford MidCap Value HLS Fund
For the Year Ended December 31, 2008
Class IA	$12.34	$0.07	$—	$(4.35)	$(4.28)	$(0.06)	$(2.18)	$—	$(2.24)	$(6.52)	$5.82	(40.21)%		$301,896	0.81%	0.81%	0.82%	51%
Class IB	12.30	0.05	—	(4.33)	(4.28)	(0.04)	(2.18)	—	(2.22)	(6.50)	5.80	(40.36)		128,483	1.06	1.06	0.57	—
For the Year Ended December 31, 2007
Class IA	14.18	0.08	—	0.51	0.59	(0.07)	(2.36)	—	(2.43)	(1.84)	12.34	2.13		615,430	0.79	0.79	0.53	50
Class IB	14.13	0.04	—	0.53	0.57	(0.04)	(2.36)	—	(2.40)	(1.83)	12.30	1.87		300,502	1.04	1.04	0.28	—
For the Year Ended December 31, 2006
Class IA	14.01	0.10	0.01	2.11	2.22	(0.12)	(1.93)	—	(2.05)	0.17	14.18	17.88	(d)	721,469	0.78	0.78	0.73	41
Class IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	—	(2.01)	0.17	14.13	17.59	(d)	370,771	1.03	1.03	0.51	—
For the Year Ended December 31, 2005
Class IA	14.16	0.06	0.01	1.23	1.30	(0.08)	(1.37)	—	(1.45)	(0.15)	14.01	9.99	(d)	721,631	0.79	0.79	0.35	49
Class IB	14.08	(0.02)	0.01	1.27	1.26	(0.01)	(1.37)	—	(1.38)	(0.12)	13.96	9.71	(d)	391,264	1.04	1.04	0.10	—
For the Year Ended December 31, 2004
Class IA	12.37	0.03	—	1.96	1.99	(0.01)	(0.19)	—	(0.20)	1.79	14.16	16.30		770,328	0.80	0.80	0.34	87
Class IB	12.32	0.02	—	1.93	1.95	—	(0.19)	—	(0.19)	1.76	14.08	16.01		435,812	1.05	1.05	0.09	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48	0.48	0.93	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73	0.73	0.68	—
Hartford Small Company HLS Fund
For the Year Ended December 31, 2008
Class IA	18.62	0.02	—	(7.56)	(7.54)	(0.02)	(0.05)	—	(0.07)	(7.61)	11.01	(40.60)		793,078	0.71	0.71	0.16	194
Class IB	18.20	(0.01)	—	(7.38)	(7.39)	—	(0.05)	—	(0.05)	(7.44)	10.76	(40.73)		179,411	0.96	0.96	(0.09)	—
For the Year Ended December 31, 2007 (k)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23	(d)	1,292,444	0.70	0.70	(0.02)	167 (i)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94	(d)	312,775	0.95	0.95	(0.27)	—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43	(d)	1,138,830	0.73	0.73	0.21	177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14	(d)	304,757	0.98	0.98	(0.03)	—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01	(d)	1,017,271	0.75	0.75	(0.08)	106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71	(d)	220,310	1.00	1.00	(0.34)	—
For the Year Ended December 31, 2004
Class IA	14.49	(0.07)	—	1.83	1.76	—	—	—	—	1.76	16.25	12.18		904,912	0.75	0.75	(0.41)	141
Class IB	14.35	(0.09)	—	1.80	1.71	—	—	—	—	1.71	16.06	11.90		230,452	1.00	1.00	(0.66)	—
Hartford SmallCap Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	18.71	0.05	—	(7.00)	(6.95)	(0.07)	(0.12)	—	(0.19)	(7.14)	11.57	(37.42)		332,330	0.64	0.64	0.24	99
Class IB	18.66	—	—	(6.96)	(6.96)	(0.05)	(0.12)	—	(0.17)	(7.13)	11.53	(37.57)		115,827	0.89	0.89	(0.01)	—
For the Year Ended December 31, 2007
Class IA	20.79	0.11	—	(0.53)	(0.42)	(0.06)	(1.60)	—	(1.66)	(2.08)	18.71	(1.84)		640,853	0.63	0.63	0.52	84
Class IB	20.74	0.06	—	(0.54)	(0.48)	—	(1.60)	—	(1.60)	(2.08)	18.66	(2.09)		227,424	0.88	0.88	0.27	—
For the Year Ended December 31, 2006
Class IA	20.88	0.09	—	1.35	1.44	(0.08)	(1.45)	—	(1.53)	(0.09)	20.79	6.86	(d)	746,266	0.64	0.64	0.42	92
Class IB	20.83	0.04	—	1.35	1.39	(0.03)	(1.45)	—	(1.48)	(0.09)	20.74	6.59	(d)	273,736	0.89	0.89	0.17	—
For the Year Ended December 31, 2005
Class IA	20.26	0.05	0.04	2.13	2.22	(0.08)	(1.22)	(0.30)	(1.60)	0.62	20.88	11.02	(d)	704,168	0.63	0.63	0.20	77
Class IB	20.21	(0.02)	0.04	2.15	2.17	(0.03)	(1.22)	(0.30)	(1.55)	0.62	20.83	10.78	(d)	271,859	0.88	0.88	(0.05)	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net				Ratio of	Ratio of	Ratio of
				and			Distributions			Increase				Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)	of Period	Waivers (b)	Waivers (b)	Net Assets	Rate (c)
Hartford SmallCap Growth HLS Fund — (continued)
For the Year Ended December 31, 2004
Class IA	$17.55	$0.04	$—	$2.67	$2.71	$—	$—	$—	$—	$2.71	$20.26	15.43%	$503,717	0.64%	0.64%	0.27%	88%
Class IB	17.55	0.03	—	2.63	2.66	—	—	—	—	2.66	20.21	15.14	201,589	0.89	0.89	0.02	—
Hartford SmallCap Value HLS Fund
For the Year Ended December 31, 2008
Class IA	10.69	0.15	—	(3.27)	(3.12)	(0.12)	(0.08)	—	(0.20)	(3.32)	7.37	(29.36)	58,193	0.95	0.95	1.65	54
Class IB	10.66	0.05	—	(3.19)	(3.14)	(0.11)	(0.08)	—	(0.19)	(3.33)	7.33	(29.57)	2,898	1.20	1.20	1.90	—
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)	81,895	0.96	0.96	1.27	51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)	240	1.21	1.21	1.08	—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31	102,233	0.99	0.99	1.35	166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02	171	1.24	1.24	1.07	—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11	103,350	0.92	0.92	0.94	49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83	146	1.17	1.17	0.71	—
For the Year Ended December 31, 2004
Class IA	14.81	0.13	—	1.92	2.05	(0.10)	(0.15)	—	(0.25)	1.80	16.61	13.98	114,296	0.92	0.92	0.80	51
Class IB	14.78	0.15	—	1.91	2.06	(0.10)	(0.15)	—	(0.25)	1.81	16.59	14.06	32	1.17	1.17	0.55	—
Hartford Stock HLS Fund
For the Year Ended December 31, 2008
Class IA	47.11	0.59	—	(20.79)	(20.20)	(0.81)	(0.24)	—	(1.05)	(21.25)	25.86	(43.13)	1,810,864	0.49	0.49	1.38	89
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)	287,794	0.74	0.74	1.13	—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90	3,909,045	0.49	0.49	1.01	96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64	652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65 (d)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37 (d)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62	4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35	770,163	0.75	0.75	0.96	—
For the Year Ended December 31, 2004
Class IA	44.37	0.74	—	1.10	1.84	(0.49)	—	—	(0.49)	1.35	45.72	4.17	5,657,942	0.49	0.49	1.61	30
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91	718,293	0.74	0.74	1.36	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2008
Class IA	11.15	0.62	—	(1.49)	(0.87)	(0.74)	—	—	(0.74)	(1.61)	9.54	(7.62)	3,167,919	0.49	0.49	5.54	173
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)	740,580	0.74	0.74	5.27	—
For the Year Ended December 31, 2007 (k)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67	3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41	1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006 (k)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80 (d)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54 (d)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45	2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19	1,068,600	0.75	0.75	3.84	—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62	2,507,021	0.50	0.50	3.72	164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36	991,065	0.75	0.75	3.47	—
Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2008
Class IA	11.15	0.44	—	(0.51)	(0.07)	(0.89)	—	—	(0.89)	(0.96)	10.19	(0.64)	1,243,275	0.46	0.46	4.56	83
Class IB	11.10	0.18	—	(0.29)	(0.11)	(0.83)	—	—	(0.83)	(0.94)	10.16	(0.89)	334,013	0.71	0.71	4.31	—
For the Year Ended December 31, 2007 (k)
Class IA	11.13	0.54	—	(0.07)	0.47	(0.45)	—	—	(0.45)	0.02	11.15	4.38	925,088	0.47	0.47	4.86	95
Class IB	11.07	0.51	—	(0.06)	0.45	(0.42)	—	—	(0.42)	0.03	11.10	4.12	297,934	0.72	0.72	4.61	—

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net				Ratio of	Ratio of	Ratio of
				and			Distributions			Increase				Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)	of Period	Waivers (b)	Waivers (b)	Net Assets	Rate (c)
Hartford U.S. Government Securities HLS Fund — (continued)
For the Year Ended December 31, 2006 (k)
Class IA	$11.09	$0.49	$—	$(0.06)	$0.43	$(0.39)	$—	$—	$(0.39)	$0.04	$11.13	4.01%	$711,639	0.48%	0.48%	4.48%	199%
Class IB	11.03	0.46	—	(0.06)	0.40	(0.36)	—	—	(0.36)	0.04	11.07	3.75	290,963	0.73	0.73	4.21	—
For the Year Ended December 31, 2005
Class IA	11.24	0.35	—	(0.17)	0.18	(0.33)	—	—	(0.33)	(0.15)	11.09	1.55	591,007	0.47	0.47	3.60	257
Class IB	11.19	0.37	—	(0.22)	0.15	(0.31)	—	—	(0.31)	(0.16)	11.03	1.30	323,920	0.72	0.72	3.34	—
For the Year Ended December 31, 2004
Class IA	11.43	0.29	—	(0.07)	0.22	(0.41)	—	—	(0.41)	(0.19)	11.24	2.07	523,819	0.47	0.47	3.08	247
Class IB	11.39	0.37	—	(0.18)	0.19	(0.39)	—	—	(0.39)	(0.20)	11.19	1.82	294,711	0.72	0.72	2.83	—
Hartford Value HLS Fund
For the Year Ended December 31, 2008
Class IA	12.83	0.20	—	(4.36)	(4.16)	(0.20)	(0.70)	—	(0.90)	(5.06)	7.77	(34.03)	217,460	0.84	0.84	1.87	57
Class IB	12.81	0.20	—	(4.37)	(4.17)	(0.17)	(0.70)	—	(0.87)	(5.04)	7.77	(34.20)	63,338	1.09	1.09	1.62	—
For the Year Ended December 31, 2007
Class IA	13.06	0.17	—	1.02	1.19	(0.17)	(1.25)	—	(1.42)	(0.23)	12.83	8.98	327,689	0.84	0.84	1.42	35
Class IB	13.03	0.16	—	1.00	1.16	(0.13)	(1.25)	—	(1.38)	(0.22)	12.81	8.70	131,651	1.09	1.09	1.14	—
For the Year Ended December 31, 2006
Class IA	11.18	0.15	—	2.23	2.38	(0.15)	(0.35)	—	(0.50)	1.88	13.06	21.82 (d)	277,982	0.85	0.85	1.37	40
Class IB	11.14	0.13	—	2.21	2.34	(0.10)	(0.35)	—	(0.45)	1.89	13.03	21.52 (d)	148,135	1.10	1.10	1.10	—
For the Year Ended December 31, 2005
Class IA	10.73	0.15	—	0.71	0.86	(0.27)	(0.14)	—	(0.41)	0.45	11.18	8.13	193,655	0.86	0.86	1.42	30
Class IB	10.67	0.10	—	0.73	0.83	(0.22)	(0.14)	—	(0.36)	0.47	11.14	7.86	129,771	1.11	1.11	1.17	—
For the Year Ended December 31, 2004
Class IA	9.72	0.13	—	0.91	1.04	(0.03)	—	—	(0.03)	1.01	10.73	10.71	162,644	0.87	0.87	1.36	45
Class IB	9.69	0.12	—	0.89	1.01	(0.03)	—	—	(0.03)	0.98	10.67	10.43	120,227	1.12	1.12	1.11	—
Hartford Value Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	15.42	0.20	—	(6.50)	(6.30)	(0.26)	(0.09)	—	(0.35)	(6.65)	8.77	(41.06)	200,913	0.64	0.64	1.42	59
Class IB	15.35	0.18	—	(6.47)	(6.29)	(0.22)	(0.09)	—	(0.31)	(6.60)	8.75	(41.21)	46,917	0.89	0.89	1.17	—
For the Year Ended December 31, 2007
Class IA	19.74	0.25	—	(1.48)	(1.23)	(0.25)	(2.84)	—	(3.09)	(4.32)	15.42	(6.29)	456,402	0.64	0.64	1.21	57
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)	122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02 (d)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73 (d)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32	390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05	151,960	0.90	0.90	0.79	—
For the Year Ended December 31, 2004
Class IA	15.33	0.13	—	2.75	2.88	(0.05)	—	—	(0.05)	2.83	18.16	18.87	259,593	0.67	0.67	1.10	80
Class IB	15.27	0.11	—	2.72	2.83	(0.04)	—	—	(0.04)	2.79	18.06	18.58	81,772	0.92	0.92	0.85	—

(a)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(b)	Ratios do not reflect reductions for fees paid indirectly. Please see Note 5(f).
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Note 5(h).
(e)	Commenced operations on January 31, 2008.
(f)	Not annualized
(g)	Annualized
(h)	Commenced operations on March 31, 2008.
(i)	During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this Fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.
(j)	During the year ended December 31, 2008, Hartford Global Equity HLS Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into Hartford Global Equity HLS Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.
(k)	Per share amounts have been calculated using the average shares method.
#	Information presented relates to a share outstanding throughout the indicated period.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, and Hartford Value HLS Fund (twenty-three of the thirty-four portfolios constituting Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Growth HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value Opportunities HLS Fund (seven portfolios constituting Hartford HLS Series Fund II, Inc.) (collectively, the “Funds”) as of December 31, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 24, 2009

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 104 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to Hartford Series Fund, Inc. (“SF”) and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong* (age 62) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

* Mr. Birdsong holds a beneficial ownership interest in the common stock of Wells Fargo & Company (“Wells Fargo”). On October 3, 2008, Wells Fargo agreed to acquire Wachovia Corporation, a majority shareholder of Metropolitan West Capital Management, LLC (“MetWest Capital”), a sub-adviser to the Hartford SmallCap Value HLS Fund (“SmallCap Value Fund”). On October 20, 2008, Wells Fargo purchased preferred stock of Wachovia Corporation with a voting interest greater than 25%. On December 31, 2008, the merger was completed. As a result of these transactions, Wells Fargo may be deemed to control MetWest Capital as of October 20, 2008. Because of his beneficial ownership interest in Wells Fargo common stock, Mr. Birdsong is not considered to be an independent director with respect to the SmallCap Value Fund effective as of October 20, 2008.

Robert M. Gavin, Jr. (age 68) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 63) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 67) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 64) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 64) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 62) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Thomas M. Marra (age 50) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra is also a member of the Board of Directors of The Hartford and currently serves as a Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as COO of HL, Inc. from 2000 to 2008 and as President of HL, Inc. from 2002 to 2008.

Lowndes A. Smith (age 69) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

John C. Walters (age 47) Director since 2008, President and Chief Executive Officer since 2007
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007), as Co-Chief Operating Officer of Hartford Life Insurance Company (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2005). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters serves as a Manager of HL Investment Advisors, LLC (“HL Advisors”).

Other Officers

Robert M. Arena, Jr. (age 40) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC. (“HIFSCO”) and Chief Executive Officer, Manager and President of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Scandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 50) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (age 46) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and AML Compliance Officer for HASCO and for Hartford Investor Services Company, LLC, (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 41) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 48) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Shareholder Meeting Results (Unaudited)

The following proposals were addressed and approved at a Special Meeting of Shareholders held on August 12, 2008.

1.	Proposal to approve a plan of reorganization providing for the acquisition of all the assets and liabilities of Hartford Global Financial Services HLS Fund (the “Acquired Financial Services Fund”) by Hartford Global Equity HLS Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Financial Services Fund.

Fund	For	Against	Abstain
Hartford Global Financial Services HLS Fund	2,361,918.005	69,284.508	199,034.816

2.	Proposal to approve a plan of reorganization providing for the acquisition of all the assets and liabilities of Hartford Global Technology HLS Fund (the “Acquired Technology Fund”) by Hartford Global Equity HLS Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Technology Fund.

Fund	For	Against	Abstain
Hartford Global Technology HLS Fund	11,610,192.556	349,004.905	2,040,912.760

3.	Proposal to approve a plan of reorganization providing for the acquisition of all the assets and liabilities of Hartford Global Communications HLS Fund (the “Acquired Communications Fund”) by Hartford Global Equity HLS Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Communications Fund.

Fund	For	Against	Abstain
Hartford Global Communications HLS Fund	1,959,731.377	120,768.584	241,419.577

The following proposal was addressed and approved at a Special Meeting of Shareholders held on September 3, 2008.

Proposal to approve a plan of reorganization providing for the acquisition of all the assets and liabilities of Hartford Mortgage Securities HLS Fund (the “Acquired Fund”) by Hartford U.S. Government Securities HLS Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by a complete liquidation of the Acquired Fund.

Fund	For	Against	Abstain
Hartford Mortgage Securities HLS Fund	32,803,933.283	1,264,373.455	4,167,673.398

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2008 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	June 30, 2008	Account	Account	June 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	June 30, 2008	December 31, 2008	December 31, 2008	June 30, 2008	December 31, 2008	December 31, 2008	ratio	1/2 year	full year
Hartford Advisers HLS Fund
Class IA	$1,000.00	$755.45	$2.77	$1,000.00	$1,021.96	$3.20	0.63%	184	366
Class IB	$1,000.00	$754.50	$3.88	$1,000.00	$1,020.71	$4.46	0.88%	184	366
Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$597.33	$2.64	$1,000.00	$1,020.79	$3.35	0.66%	184	366
Class IB	$1,000.00	$597.18	$3.65	$1,000.00	$1,020.56	$4.62	0.91%	184	366
Hartford Disciplined Equity HLS Fund
Class IA	$1,000.00	$714.98	$3.10	$1,000.00	$1,021.51	$3.65	0.72%	184	366
Class IB	$1,000.00	$714.08	$4.17	$1,000.00	$1,020.26	$4.92	0.97%	184	366
Hartford Dividend and Growth HLS Fund
Class IA	$1,000.00	$742.47	$2.89	$1,000.00	$1,021.81	$3.35	0.66%	184	366
Class IB	$1,000.00	$741.53	$3.98	$1,000.00	$ ,1020.56	$4.62	0.91%	184	366
Hartford Equity Income HLS Fund
Class IA	$1,000.00	$809.04	$3.81	$1,000.00	$1,020.91	$4.26	0.84%	184	366
Class IB	$1,000.00	$808.01	$4.95	$1,000.00	$1,019.65	$5.53	1.09%	184	366
Hartford Fundamental Growth HLS Fund
Class IA	$1,000.00	$628.84	$3.43	$1,000.00	$1,020.91	$4.26	0.84%	184	366
Class IB	$1,000.00	$628.06	$4.46	$1,000.00	$1,019.65	$5.53	1.09%	184	366
Hartford Global Advisers HLS Fund
Class IA	$1,000.00	$730.97	$3.52	$1,000.00	$1,021.06	$4.11	0.81%	184	366
Class IB	$1,000.00	$730.06	$4.60	$1,000.00	$1,019.80	$5.38	1.06%	184	366
Hartford Global Equity HLS Fund
Class IA	$1,000.00	$634.81	$3.94	$1,000.00	$1,020.31	$4.87	0.96%	184	366
Class IB	$1,000.00	$634.01	$4.88	$1,000.00	$1,019.15	$6.03	1.19%	184	366
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$552.16	$2.92	$1,000.00	$1,021.36	$3.81	0.75%	184	366
Class IB	$1,000.00	$551.46	$3.89	$1,000.00	$1,020.10	$5.07	1.00%	184	366
Hartford Global Health HLS Fund
Class IA	$1,000.00	$813.65	$3.96	$1,000.00	$1,020.76	$4.41	0.87%	184	366
Class IB	$1,000.00	$812.63	$5.10	$1,000.00	$1,019.50	$5.68	1.12%	184	366

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	June 30, 2008	Account	Account	June 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	June 30, 2008	December 31, 2008	December 31, 2008	June 30, 2008	December 31, 2008	December 31, 2008	ratio	1/2 year	full year
Hartford Growth HLS Fund
Class IA	$1,000.00	$631.93	$3.48	$1,000.00	$1,020.86	$4.31	0.85%	184	366
Class IB	$1,000.00	$631.14	$4.51	$1,000.00	$1,019.60	$5.58	1.10%	184	366
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$611.41	$2.51	$1,000.00	$1,022.01	$3.15	0.62%	184	366
Class IB	$1,000.00	$610.64	$3.52	$1,000.00	$1,020.76	$4.41	0.87%	184	366
Hartford High Yield HLS Fund
Class IA	$1,000.00	$763.63	$3.23	$1,000.00	$1,021.46	$3.70	0.73%	184	366
Class IB	$1,000.00	$762.66	$4.34	$1,000.00	$1,020.20	$4.97	0.98%	184	366
Hartford Index HLS Fund
Class IA	$1,000.00	$714.17	$1.33	$1,000.00	$1,022.55	$1.57	0.31%	184	366
Class IB	$1,000.00	$713.98	$2.41	$1,000.00	$1,022.32	$2.84	0.56%	184	366
Hartford International Growth HLS Fund
Class IA	$1,000.00	$530.83	$3.30	$1,000.00	$1,020.81	$4.36	0.86%	184	366
Class IB	$1,000.00	$530.17	$4.26	$1,000.00	$1,019.55	$5.63	1.11%	184	366
Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$650.94	$2.98	$1,000.00	$1,021.51	$3.65	0.72%	184	366
Class IB	$1,000.00	$650.12	$4.02	$1,000.00	$1,020.26	$4.92	0.97%	184	366
Hartford International Small Company HLS Fund
Class IA	$1,000.00	$630.44	$3.64	$1,000.00	$1,019.64	$4.51	0.89%	184	366
Class IB	$1,000.00	$630.27	$4.67	$1,000.00	$1,019.40	$5.78	1.14%	184	366
Hartford LargeCap Growth HLS Fund
Class IA	$1,000.00	$636.54	$2.63	$1,000.00	$1,021.91	$3.25	0.64%	184	366
Class IB	$1,000.00	$635.66	$3.41	$1,000.00	$1,020.96	$4.21	0.83%	184	366
Hartford MidCap HLS Fund
Class IA	$1,000.00	$665.00	$2.88	$1,000.00	$1,021.66	$3.50	0.69%	184	366
Class IB	$1,000.00	$664.11	$3.93	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Hartford MidCap Growth HLS Fund
Class IA	$1,000.00	$589.16	$3.39	$1,000.00	$1,020.86	$4.31	0.85%	184	366
Class IB	$1,000.00	$588.50	$4.39	$1,000.00	$1,019.60	$5.58	1.10%	184	366
Hartford MidCap Value HLS Fund
Class IA	$1,000.00	$709.26	$3.52	$1,000.00	$1,021.01	$4.16	0.82%	184	366
Class IB	$1,000.00	$708.37	$4.59	$1,000.00	$1,019.75	$5.43	1.07%	184	366
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,007.46	$2.16	$1,000.00	$1,022.97	$2.18	0.43%	184	366
Class IB	$1,000.00	$1,006.20	$3.42	$1,000.00	$1,021.71	$3.45	0.68%	184	366
Hartford Small Company HLS Fund
Class IA	$1,000.00	$661.87	$3.00	$1,000.00	$1,021.51	$3.65	0.72%	184	366
Class IB	$1,000.00	$661.70	$4.05	$1,000.00	$1,021.28	$4.93	0.97%	184	366
Hartford SmallCap Growth HLS Fund
Class IA	$1,000.00	$671.95	$2.68	$1,000.00	$1,021.91	$3.25	0.64%	184	366
Class IB	$1,000.00	$671.14	$3.69	$1,000.00	$1,020.71	$4.46	0.88%	184	366
Hartford SmallCap Value HLS Fund
Class IA	$1,000.00	$805.54	$4.26	$1,000.00	$1,020.41	$4.77	0.94%	184	366
Class IB	$1,000.00	$804.35	$5.35	$1,000.00	$1,019.20	$5.98	1.18%	184	366
Hartford Stock HLS Fund
Class IA	$1,000.00	$662.77	$2.00	$1,000.00	$1,021.70	$2.43	0.48%	184	366
Class IB	$1,000.00	$662.59	$3.05	$1,000.00	$1,021.46	$3.70	0.73%	184	366
Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$926.44	$2.37	$1,000.00	$1,022.67	$2.49	0.49%	184	366
Class IB	$1,000.00	$925.29	$3.58	$1,000.00	$1,021.41	$3.76	0.74%	184	366
Hartford U.S. Government Securities HLS Fund
Class IA	$1,000.00	$990.96	$2.25	$1,000.00	$1,022.87	$2.28	0.45%	184	366
Class IB	$1,000.00	$989.72	$3.50	$1,000.00	$1,021.61	$3.55	0.70%	184	366
Hartford Value HLS Fund
Class IA	$1,000.00	$730.02	$3.65	$1,000.00	$1,020.91	$4.26	0.84%	184	366
Class IB	$1,000.00	$729.09	$4.73	$1,001.00	$1,019.65	$5.53	1.09%	184	366
Hartford Value Opportunities HLS Fund
Class IA	$1,000.00	$721.91	$2.72	$1,000.00	$1,021.96	$3.20	0.63%	184	366
Class IB	$1,000.00	$721.00	$3.80	$1,000.00	$1,020.71	$4.46	0.88%	184	366

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 5-6, 2008, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC (“HL Advisors”), and the investment sub-advisory agreements between HL Advisors and each Fund’s respective sub-adviser(s) (“Sub-advisers,” and together with HL Advisors, “Advisers”) — Hartford Investment Management Company (“Hartford Investment Management”), Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc., and Wellington Management Company, LLP (collectively, the “Agreements”). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related Agreements by Fund officers and representatives of HL Advisors at the Board’s meetings on June 24-25, 2008 and August 5-6, 2008. In considering the approval of the Agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the Advisers, and their affiliates.

In considering the renewal of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Independent Directors engaged two service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s management fees, administrative fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”). The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating each Fund’s management fees, sub-advisory fees, administrative fees, overall expense ratios and investment performance.

The Board considered the Agreements for each Fund at the June and August meetings. In determining to continue the Agreements for each Fund, the Board determined that the proposed management fee structure for each Fund was fair and reasonable and that continuation of the Agreements was in the best interests of each Fund and its shareholders. In determining to renew the Agreements, the Board considered the following categories of material factors, among others, relating to the Agreements.

Nature, Extent And Quality Of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services provided, and the Advisers’ organizational structure, systems and personnel.1( The Board received information on the experience of senior management and relevant investment and other personnel of the Advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its commitment to expand the resources devoted to supporting Fund operations and to continuously evaluate whether additional support is needed, particularly in light of increased regulatory requirements and other developments. In addition, the Board considered the quality of each Adviser’s communications with the Board, and responsiveness to Board inquiries.

The Board also requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. In doing so, the Board noted the Advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates.

With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each Sub-adviser’s investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the Sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each Fund’s short-term and long-term investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper and HL Advisors) and discussions with portfolio managers and other representatives of the Sub-advisers at Board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

(1 Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

The Board considered HL Advisors’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year.

The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each Adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HL Advisors’ initiatives over the course of the year to improve Fund performance, including management’s action to institute portfolio manager changes for several Funds.

Based on these considerations, the Board concluded with respect to each Fund that the Fund’s performance over time has been satisfactory, and that it had continued confidence in HL Advisors’ and the Sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Funds and HL Advisors’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment Management, an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board also requested and received information relating to the operations and profitability of the other Sub-advisers. In evaluating such Sub-advisers’ profitability with respect to the Funds, the Board considered primarily HL Advisors’ and the Sub-advisers’ representations that HL Advisors had negotiated the sub-advisory fees at arm’s-length, and the Sub-advisers’ representations that the fees charged to HL Advisors were comparable to fees charged by the Sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. In this regard, the Board requested and reviewed information from HL Advisors and each Sub-adviser relating to the management fees and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and Peer Funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

In considering the renewal of the Agreements, the Board noted in particular its agreement with HL Advisors with respect to the following matters: (i) the implementation of permanent breakpoints to reduce management fees with respect to certain Funds; (ii) the implementation of a permanent reduction in the contractual management fee for Money Market HLS Fund; and (iii) revision of the contractual fee waiver for Money Market HLS Fund. In its deliberations, the Board gave significant weight to each Fund’s overall expense ratio, net of these revisions. HL Advisors agreed to the following fee revisions, each effective January 1, 2009:

•	Permanent breakpoint reductions:

HL Advisors agreed to implement permanent breakpoints to the following Funds’ fee schedules to reduce management fees by 0.0025% at $5 billion and an additional 0.0025% at $10 billion: Advisers HLS Fund, Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Equity Income HLS Fund, Fundamental Growth HLS Fund, Global Advisers HLS Fund, Global Equity HLS Fund, Global Growth HLS Fund, Global Health HLS Fund, Growth HLS Fund, Growth Opportunities HLS Fund, International Growth HLS Fund, International Opportunities HLS Fund, International Small Company HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, SmallCap Value HLS Fund, Stock HLS Fund, Value HLS Fund, Value Opportunities HLS Fund

HL Advisors agreed to implement permanent breakpoints to the following Funds’ fee schedules to reduce management fees by 0.02% at $5 billion and an additional 0.01% at $10 billion:

LargeCap Growth HLS Fund, MidCap Growth HLS Fund, Small Company HLS Fund, SmallCap Growth HLS Fund

•	Money Market HLS Fund: HL Advisors agreed to a permanent reduction in the fee rate on the first $2 billion of assets by 0.05%, which reduced the overall contractual management fees (on a weighted basis) by 0.028%. In addition, HL Advisors eliminated its 0.05% voluntary management fee waiver.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that each Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited) — (continued)

base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of Peer Funds reflect economies of scale for the benefit of investors as a Peer Fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the Sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-advisers that the Sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new Funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

Hartford SmallCap Value HLS Fund

On October 3, 2008, Wachovia Corporation (“Wachovia”), the indirect parent company of Metropolitan West Capital Management, LLC (“MetWest Capital”), and Wells Fargo & Company (“Wells Fargo”) announced that Wells Fargo had agreed to purchase Wachovia. MetWest Capital is a sub-adviser to Hartford SmallCap Value HLS Fund (the “Fund”). Wachovia and Wells Fargo entered into an Agreement and Plan of Merger on October 3, 2008 that provides for Wachovia to merge into Wells Fargo, with Wells Fargo as the surviving corporation (the “Merger”). In connection with the Merger, Wachovia and Wells Fargo entered into a Share Exchange Agreement on October 3, 2008. Under the Share Exchange Agreement, Wachovia agreed to issue preferred shares to Wells Fargo representing a 39.9% voting interest in Wachovia. Wachovia issued the preferred shares to Wells Fargo after the close of business on October 20, 2008.

Due to its ownership of preferred shares, Wells Fargo may be deemed to control MetWest Capital. If Wells Fargo is deemed to control MetWest Capital, then the existing investment sub-advisory agreement between HL Investment Advisors, LLC (“HL Advisors”) and MetWest Capital (the “Original Agreement”) with respect to the Fund would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, at a special telephonic meeting held on October 20, 2008, the Board of Directors (the “Board”), including each of the Independent Directors, unanimously voted to terminate the Original Agreement and approve an interim investment sub-advisory agreement between HL Advisors and MetWest Capital (the “Interim Agreement”) with respect to the Fund in reliance on Rule 15a-4 under the Investment Company Act of 1940, as amended. The Interim Agreement became effective upon the issuance of the preferred shares and was in effect until the Board formally approved a new investment sub-advisory agreement at an in-person meeting held on November 6, 2008 (the “New Agreement”).

In approving both the Interim Agreement and the New Agreement, the Board relied on information previously provided by HL Advisors and MetWest Capital in connection with the annual contract review on August 5-6, 2008, and the information provided to the Board at the October 20, 2008 and November 6, 2008 meetings, including information relating to the nature, extent, and quality of the services to be provided by HL Advisors and MetWest Capital; the investment performance of the Fund and MetWest Capital; the costs of the services to be provided and profitability of HL Advisors and MetWest Capital; comparisons of fees and services provided by HL Advisors and MetWest Capital; and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that the Interim Agreement and the New Agreement were substantially identical to the Original Agreement, including in each case with respect to fees payable to MetWest Capital. In addition, at the October 20, 2008 and November 6,

2008 meetings, the Board received information concerning both the issuance of the preferred shares and the Merger. In this regard, the Board noted the assurances by MetWest Capital to HL Advisors that neither the issuance of preferred shares nor the Merger would affect the day-to-day management of the Fund or the personnel responsible for the management of the Fund, and that the sub-advisory services provided by MetWest Capital will not change in any material way as a result of the change of control.

Based on these considerations, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Interim Agreement and the New Agreement. The Board based its decisions to approve the Interim Agreement and the New Agreement on the totality of the circumstances and other relevant factors. In connection with their deliberations, the Independent Directors were advised by independent legal counsel, and considered their responsibilities under relevant laws and regulations.

Hartford Series Fund, Inc. Hartford HLS Series Fund II, Inc. Annual Report December 31, 2008

• Manager Discussions
• Financials

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/98 - 12/31/08
Growth of $10,000 investment

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks growth of capital.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Global Growth IA	-52.46%	-3.66%	0.54%

Global Growth IB	-52.58%	-3.90%	0.32%

MSCI World Growth Index	-40.90%	-0.84%	-2.29%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)	Performance for the periods when fee waivers were in place would have been lower in the absence of the waivers.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Global Growth HLS Fund returned -52.46% for the twelve-month period ended December 31, 2008, underperforming its benchmark, the MSCI World Growth Index, which returned -40.90% for the same period. The Fund also underperformed the -43.56% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Global equity markets fell during the period amid ongoing turmoil in global credit markets and accelerating deterioration in the housing, employment, and credit markets in the U.S., driving slower global economic growth. In this environment, the MSCI World Growth Index
(-40.9%) modestly outperformed the MSCI World Value Index (-39.8%). Returns within the MSCI World Growth Index were significantly negative across all sectors. Financials (-53.3%), Energy (-53.0%), and Materials (-51.3%) fell the most, while traditionally defensive sectors like Health Care (-23.8%) and Consumer Staples (-23.5%) declined the least.
The Fund’s underperformance versus the MSCI World Growth Index was primarily driven by security selection. Selection was weakest in the Financials, Information Technology, and Consumer Discretionary sectors. This was partially offset by positive stock selection in Materials and Energy. Sector allocation, which is a residual of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Energy and Financials hurt benchmark-relative returns.
The top detractors from the Fund’s relative performance were Lehman Brothers (Financials), Electronic Arts (Information Technology), and Las Vegas Sands (Consumer Discretionary). Lehman Brothers, a U.S.-based investment bank, filed for bankruptcy in September as its exposure to mortgage-related securities caused asset write-downs and a liquidity crunch. Although we sold our holdings prior to the company’s

1

bankruptcy due to concerns over the firm’s liquidity and solvency, the position was still a negative contributor. Video game company Electronic Arts reported an annual profit outlook that fell short of expectations as a drive to improve the quality of its products increased its costs, pushing the company’s shares lower. Shares of Las Vegas Sands, a developer and operator of hotel, gaming, and resort businesses, fell due to disappointing earnings. Other significant detractors from relative and absolute (i.e. total return) returns included beverage company Carlsberg (Consumer Staples) and solar products producer SunPower (Industrials).
MetroPCS Communications (Telecommunication Services), Teva Pharmaceuticals (Health Care), and Gilead Sciences (Health Care) were the leading contributors to benchmark-relative performance. Shares of wireless service provider MetroPCS Communications benefited from potential opportunities for growth as consumers shift to low-cost wireless plans. Shares of the Israel-based drug manufacturer Teva rose after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug Copaxone. Biotechnology company Gilead benefited from its market-leadership position in HIV and AIDS treatments. Top absolute contributors included telecommunications and media provider Softbank (Telecommunication Services), media company Comcast (Consumer Discretionary), and German insurance company Munich Re (Financials).
What is the outlook?
Portfolio construction is a bottom-up process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in Telecommunication Services, Health Care, Financials, Energy, Information Technology, and Industrials. The Fund held less-than-benchmark weights in Materials, Utilities, Consumer Discretionary, and Consumer Staples names. Exposure to Health Care increased during the year as we found companies we believe offer attractive valuations and that should perform relatively well in a difficult economic environment. Top positions at the end of December included pharmaceutical company Wyeth and Israeli generic drug company Teva Pharmaceuticals.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	4.8%

Capital Goods	10.2

Consumer Services	1.6

Diversified Financials	4.6

Energy	8.7

Food, Beverage & Tobacco	6.2

Health Care Equipment & Services	2.8

Household & Personal Products	2.7

Insurance	2.1

Materials	6.5

Media	1.5

Pharmaceuticals, Biotechnology & Life Sciences	17.2

Retailing	0.7

Semiconductors & Semiconductor Equipment	0.7

Software & Services	10.0

Technology Hardware & Equipment	6.1

Telecommunication Services	9.9

Transportation	0.9

Short-Term Investments	2.2

Other Assets and Liabilities	0.6

Total	100.0%

Diversification by Country
as of December 31, 2008

Percentage of
Country	Net Assets

Australia	2.1%

Brazil	0.8

Canada	3.5

China	0.8

Denmark	2.3

France	5.0

Germany	3.7

Greece	0.6

Israel	2.2

Japan	4.7

Luxembourg	1.2

Norway	1.2

Russia	0.5

Spain	2.3

Switzerland	6.3

United Kingdom	6.2

United States	53.8

Short-Term Investments	2.2

Other Assets and Liabilities	0.6

Total	100.0%

2

Hartford Global Growth HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/98 — 12/31/08
Growth of $10,000 investment
Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)
You cannot invest directly in an index.
The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.
Investment goal — Seeks capital appreciation.
Average Annual Returns(2) (as of 12/31/08)

	1 Year	5 Year	10 Year

Growth Opportunities IA	-45.66%	1.47%	3.37%

Growth Opportunities IB	-45.80%	1.22%	3.12%

Russell 1000 Growth Index	-38.44%	-3.42%	-4.27%

Russell 3000 Growth Index	-38.44%	-3.33%	-4.01%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)	Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.
The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned -45.66% for the one year period ended December 31, 2008, underperforming its benchmark, the Russell 3000 Growth Index, which returned -38.44% for the same period. The Fund also underperformed the -42.50% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?

The one-year period ended December 31, 2008 was one of the most volatile in recent history. After a positive start to the year, the global equity markets stumbled on credit crunch related issues such as the near collapse of the large investment bank Bear Stearns, the government takeovers of Fannie Mae and Freddie Mac, the collapse of Lehman Brothers, the fall of insurance firm AIG, and the seizure of banking firm Washington Mutual. The global economy also weakened, sending energy and commodities prices lower. In response to increasing concerns about the financial system and a potential U.S. recession, equity investors sought to shed risk, punishing equity securities broadly.
Large (-37%), mid (-36%), and small (-34%) cap stocks declined in unison during the period, as measured by the S&P 500 , S&P 400 MidCap and Russell 2000 indices, respectively. Both Growth (-38%) and Value (-37%) stocks also declined, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the Russell 3000 Growth Index, all sectors posted sharp negative returns led by Financials (-51%), Energy (-50%), and Materials (-47%). The sectors that declined the least

3

in this environment were Consumer Staples (-16%) and Health Care (-26%).
The Fund underperformed its benchmark due to weak security selection, particularly in the Health Care, Consumer Staples, and Consumer Discretionary sectors. Sector weight positioning, the result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, had a negative impact on benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Consumer Staples, which outperformed on a relative basis.
The top detractors from benchmark-relative returns were Focus Media (Consumer Discretionary), SunTech Power (Industrials) and SunPower (Industrials). We did not own Wal-Mart Stores (Consumer Staples) which also detracted from relative returns given the stock’s strong performance during the period. Shares of China-based digital advertising company Focus Media trended lower due to concerns about management changes, accounting practices, and mobile spamming. Shares in solar energy manufacturer SunTech Power declined due to lower demand for solar equipment, high inventory levels and the expected decline in ASP (average selling price) of its Photovoltaic (PV) products due to devaluation of the Euro against the U.S. dollar. Solar cell and panel maker SunPower’s shares also declined due to management’s guidance for lower profits due to currency weakness. Other top detractors from absolute (i.e. total return) returns included two Information Technology stocks, video game maker Electronic Arts and Blackberry device manufacturer Research In Motion.
Top contributors to relative returns included Cephalon (Health Care), Shionogi (Health Care) and Aecom Technology (Industrials). Biotechnology stock Cephalon delivered better-than-expected earnings on strength in the company’s cancer treatment and nervous system drug businesses. Japanese pharmaceutical company Shionogi’s shares increased due to better-than-expected sales of Crestor, a cholesterol-lowering drug marketed by AstraZeneca. Shares of Aecom Technology, a global provider of professional technical and management support services, increased during the period due to strong earnings and backlog gains supported by solid growth across segments and geographies. Other top contributors to absolute returns included European airline company Ryanair (Industrials) and consumer electronics retailer Best Buy (Consumer Discretionary).
What is the outlook?
An uncertain global economic outlook together with unpredictable and volatile equity markets have inflicted wounds that will take time to heal. Leverage and illiquidity are exacerbating the situation, creating in many cases what we see as a disconnect between fundamentals and valuation. As always, we continue to focus our research efforts on identifying stocks of companies whose future growth is under-priced in our opinion. At the end of the period, our bottom-up decisions resulted in overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Financials, Industrials and Health Care and underweights in Consumer Staples, Information Technology and Energy relative to the Russell 3000 Growth Index.
Diversification by Industry
as of December 31, 2008

Percentage of
Industry	Net Assets

Banks	1.8%

Capital Goods	15.2

Commercial & Professional Services	3.5

Consumer Durables & Apparel	1.9

Consumer Services	0.6

Diversified Financials	4.7

Energy	5.8

Food, Beverage & Tobacco	1.0

Health Care Equipment & Services	6.9

Household & Personal Products	2.1

Insurance	5.9

Materials	3.7

Media	1.5

Other Investment Pools and Funds	1.2

Pharmaceuticals, Biotechnology & Life Sciences	14.1

Real Estate	0.7

Retailing	5.1

Software & Services	12.9

Technology Hardware & Equipment	4.7

Telecommunication Services	2.0

Transportation	1.6

Short-Term Investments	3.7

Other Assets and Liabilities	(0.6)

Total	100.0%

4

Hartford Global Growth HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 97.2%
	Banks — 4.8%
382	Banco Itau Holding Financeira S.A. ADR	$4,428
161	National Bank of Greece	3,013
117	Societe Generale Class A	5,983
353	Standard Chartered plc	4,586
260	Wells Fargo & Co.	7,673

		25,683

	Capital Goods — 10.2%
100	Alstom RGPT	5,989
100	Danaher Corp.	5,678
70	Deere & Co.	2,686
99	General Dynamics Corp.	5,690
83	Illinois Tool Works, Inc.	2,913
109	Lockheed Martin Corp.	9,198
80	Siemens AG	6,085
211	Sunpower Corp. (D)	7,822
135	Vestas Wind Systems A/S (D)	7,962

		54,023

	Consumer Services — 1.6%
696	Las Vegas Sands Corp. (D)	4,125
332	Royal Caribbean Cruises Ltd.	4,570

		8,695

	Diversified Financials — 4.6%
97	Goldman Sachs Group, Inc.	8,211
259	JP Morgan Chase & Co.	8,179
210	Julius Baer Holding Ltd.	8,137

		24,527

	Energy — 8.7%
140	Canadian Natural Resources Ltd.	5,617
155	Hess Corp.	8,304
154	Schlumberger Ltd.	6,502
779	Seadrill Ltd.	6,391
102	Total S.A.	5,620
179	Ultra Petroleum Corp. (D)	6,170
213	XTO Energy, Inc.	7,499

		46,103

	Food, Beverage & Tobacco — 6.2%
252	British American Tobacco plc	6,681
133	Carlsberg A/S Class B	4,375
152	Groupe Danone	9,221
319	Nestle S.A.	12,610

		32,887

	Health Care Equipment & Services — 2.8%
154	Fresenius Medical Care AG & Co.	7,194
239	St. Jude Medical, Inc. (D)	7,881

		15,075

	Household & Personal Products — 2.7%
106	Clorox Co.	5,867
215	Reckitt Benckiser Group plc	8,195

		14,062

	Insurance — 2.1%
44	Muenchener Rueckversicherungs-Gesellschaft AG	6,758
900	Ping An Insurance (Group) Co.	4,420

		11,178

	Materials — 6.5%
675	BHP Billiton plc	13,279
136	Monsanto Co.	9,543
88	Potash Corp. of Saskatchewan, Inc.	6,458
85	Praxair, Inc.	5,052

		34,332

	Media — 1.5%
476	Comcast Corp. Class A	8,038
	Pharmaceuticals, Biotechnology & Life Sciences — 17.2%
145	Abbott Laboratories	7,749
243	Allergan, Inc.	9,794
153	Amgen, Inc. (D)	8,819
95	Celgene Corp. (D)	5,257
456	CSL Ltd.	10,964
289	Daiichi Sankyo Co., Ltd.	6,822
150	Gilead Sciences, Inc. (D)	7,671
81	Roche Holding AG	12,528
271	Teva Pharmaceutical Industries Ltd. ADR	11,537
279	Wyeth	10,465

		91,606

	Retailing — 0.7%
20	Best Buy Co., Inc.	551
35	Industria de Diseno Textil S.A.	1,557
46	Kohl’s Corp. (D)	1,661

		3,769

	Semiconductors & Semiconductor Equipment — 0.7%
212	Altera Corp.	3,543
	Software & Services — 10.0%
512	Electronic Arts, Inc. (D)	8,209
32	Google, Inc. (D)	9,906
31	Nintendo Co., Ltd.	11,876
735	Oracle Corp. (D)	13,039
142	Visa, Inc.	7,453
185	Western Union Co.	2,653

		53,136

	Technology Hardware & Equipment — 6.1%
84	Apple, Inc. (D)	7,186
472	Cisco Systems, Inc. (D)	7,695
200	Hewlett-Packard Co.	7,240
297	NetApp, Inc. (D)	4,146
156	Research In Motion Ltd. (D)	6,335

		32,602

	Telecommunication Services — 9.9%
375	American Tower Corp. Class A (D)	10,993
1,035	MetroPCS Communications, Inc. (D)	15,374
140	Millicom International Cellular S.A.	6,291
344	Softbank Corp.	6,248
484	Telefonica S.A.	10,980
346	Vimpel-Communications ADR	2,479

		52,365

	Transportation — 0.9%
77	FedEx Corp.	4,933

	Total common stock (cost $679,457)	$516,557

The accompanying notes are an integral part of these financial statements.

   5

Hartford Global Growth HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

SHORT-TERM INVESTMENTS — 2.2%
	Repurchase Agreements — 2.2%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9, collateralized by U.S. Treasury Note 4.50%, 2009, value of $9)
$9	0.03% dated 12/31/2008		$9
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,856, collateralized by FNMA 5.00%, 2035 — 2038, value of $3,934)
3,856	0.08% dated 12/31/2008		3,856
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $170, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $173)
170	0.07% dated 12/31/2008		170
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,729, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $3,804)
3,729	0.10% dated 12/31/2008		3,729
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $3,433, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $3,501)
3,433	0.05% dated 12/31/2008		3,433
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $466, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $476)
466	0.07% dated 12/31/2008		466

	Total short-term investments (cost $11,663)		$11,663

	Total investments (cost $691,120) (C)	99.4%	$528,220
	Other assets and liabilities	0.6%	3,189

	Total net assets	100.0%	$531,409

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 43.40% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $697,628 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,205
Unrealized Depreciation	(182,613)

Net Unrealized Depreciation	$(169,408)

(D)	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2008

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value (W)	Amount	Date	(Depreciation)

Canadian Dollar (Buy)	$811	$813	01/05/09	$(2)
Euro (Buy)	133	135	01/02/09	(2)
Euro (Buy)	218	220	01/05/09	(2)
Japanese Yen (Sell)	1,334	1,341	01/07/09	7

				$1

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
 as of December 31, 2008

Percentage of
Country	Net Assets
Australia	2.1%

Brazil	0.8

Canada	3.5

China	0.8

Denmark	2.3

France	5.0

Germany	3.7

Greece	0.6

Israel	2.2

Japan	4.7

Luxembourg	1.2

Norway	1.2

Russia	0.5

Spain	2.3

Switzerland	6.3

United Kingdom	6.2

United States	53.8

Short-Term Investments	2.2

Other Assets and Liabilities	0.6

Total	100.0%

The accompanying notes are an integral part of these financial statements.

   6

Hartford Growth Opportunities HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

		Market
Shares		Value (W)
COMMON STOCK — 95.7%
	Banks — 1.8%
105	PNC Financial Services Group, Inc.	$5,150
373	Wells Fargo & Co.	11,008

		16,158

	Capital Goods — 15.2%
510	Aecom Technology Corp. (D)	15,675
150	Flowserve Corp.	7,704
868	General Electric Co.	14,063
295	Honeywell International, Inc.	9,692
240	Illinois Tool Works, Inc.	8,419
254	Lockheed Martin Corp.	21,331
277	PACCAR, Inc.	7,931
375	Pall Corp.	10,673
133	Precision Castparts Corp.	7,881
216	Raytheon Co.	11,030
49,720	Rolls-Royce Group — C Share Entitlement (A)(H)	—
869	Rolls-Royce Group plc	4,315
163	Sunpower Corp. (D)	6,020
151	Vestas Wind Systems A/S (D)	8,940

		133,674

	Commercial & Professional Services — 3.5%
530	Covanta Holding Corp. (D)	11,632
360	Republic Services, Inc.	8,920
426	Tetra Tech, Inc. (D)	10,288

		30,840

	Consumer Durables & Apparel — 1.9%
624	Jarden Corp. (D)	7,175
235	Snap-On, Inc.	9,262

		16,437

	Consumer Services — 0.6%
954	Las Vegas Sands Corp. (D)	5,657

	Diversified Financials — 4.7%
284	Bank of America Corp.	4,000
133	Deutsche Boerse AG	9,657
125	Goldman Sachs Group, Inc.	10,557
176	JP Morgan Chase & Co.	5,552
248	Polaris Acquisition Corp. (D)	2,260
233	State Street Corp.	9,164

		41,190

	Energy — 5.8%
176	Consol Energy, Inc.	5,042
114	EOG Resources, Inc.	7,557
224	Forest Oil Corp. (D)	3,695
141	Occidental Petroleum Corp.	8,477
176	Smith International, Inc.	4,031
147	Transocean, Inc. (D)	6,955
168	Ultra Petroleum Corp. (D)	5,798
256	XTO Energy, Inc.	9,011

		50,566

	Food, Beverage & Tobacco — 1.0%
222	Nestle S.A.	8,780

	Health Care Equipment & Services — 6.9%
293	Covidien Ltd.	10,600
431	McKesson Corp.	16,685
253	Medtronic, Inc.	7,962
286	St. Jude Medical, Inc. (D)	9,440
210	UnitedHealth Group, Inc.	5,580
298	Varian Medical Systems, Inc. (D)	10,442

		60,709

	Household & Personal Products — 2.1%
179	Clorox Co.	9,934
227	Reckitt Benckiser Group plc	8,650

		18,584

	Insurance — 5.9%
235	ACE Ltd.	12,457
172	AON Corp.	7,852
643	Marsh & McLennan Cos., Inc.	15,611
41	Muenchener Rueckversicherungs-Gesellschaft AG	6,324
212	Travelers Cos., Inc.	9,560

		51,804

	Materials — 3.7%
167	Cliff’s Natural Resources, Inc.	4,272
516	Companhia Vale do Rio Doce ADR	6,252
333	FMC Corp.	14,875
99	Monsanto Co.	6,929

		32,328

	Media — 1.5%
345	DreamWorks Animation SKG, Inc. (D)	8,725
518	Focus Media Holding Ltd. ADR (D)	4,707

		13,432

	Pharmaceuticals, Biotechnology & Life Sciences — 14.1%
279	Abbott Laboratories	14,901
325	Alkermes, Inc. (D)	3,458
201	Amgen, Inc. (D)	11,619
397	Amylin Pharmaceuticals, Inc. (D)	4,304
292	Auxilium Pharmaceuticals, Inc. (D)	8,310
249	Cephalon, Inc. (D)	19,168
223	Charles River Laboratories International, Inc. (D)	5,851
311	Elan Corp. plc ADR (D)	1,865
353	Pharmaceutical Product Development, Inc.	10,242
1,120	Schering-Plough Corp.	19,075
479	Shionogi & Co., Ltd.	12,368
284	Teva Pharmaceutical Industries Ltd. ADR	12,069

		123,230

	Real Estate — 0.7%
331	Kimco Realty Corp.	6,056

	Retailing — 5.1%
396	Best Buy Co., Inc.	11,120
886	Gap, Inc.	11,866
249	Kohl’s Corp. (D)	9,010
723	Staples, Inc.	12,953

		44,949

	Software & Services — 12.9%
327	Accenture Ltd. Class A	10,726
20	Baidu.com ADR (D)	2,624
548	BMC Software, Inc. (D)	14,755
418	Electronic Arts, Inc. (D)	6,710
14	Google, Inc. (D)	4,338
475	McAfee, Inc. (D)	16,403

The accompanying notes are an integral part of these financial statements.

   7

Hartford Growth Opportunities HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

			Market
Shares			Value (W)

COMMON STOCK — (continued)

	Software & Services — (continued)
631	Microsoft Corp.		$12,259
37	Nintendo Co., Ltd.		14,129
851	Red Hat, Inc. (D)		11,249
182	Visa, Inc.		9,551
744	Western Union Co.		10,674

			113,418

	Technology Hardware & Equipment — 4.7%
425	Corning, Inc.		4,049
375	Dell, Inc. (D)		3,840
514	FLIR Systems, Inc. (D)		15,757
289	Hewlett-Packard Co.		10,488
475	NetApp, Inc. (D)		6,639

			40,773

	Telecommunication Services — 2.0%
1,153	MetroPCS Communications, Inc. (D)		17,126

	Transportation — 1.6%
814	Delta Air Lines, Inc. (D)		9,330
154	Ryanair Holdings plc ADR (D)		4,485

			13,815

	Total common stock (cost $1,065,804)		$839,526

EXCHANGE TRADED FUNDS — 1.2%
	Other Investment Pools and Funds — 1.2%
117	S & P 500 Depositary Receipt		$10,567

	Total exchange traded funds (cost $10,224)		$10,567

	Total long-term investments (cost $1,076,028)		$850,093

Principal
Amount

SHORT-TERM INVESTMENTS — 3.7%
	Repurchase Agreements — 3.3%
	Banc of America Securities Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $22, collateralized by U.S. Treasury Note 4.50%, 2009, value of $23)
$22	0.03% dated 12/31/2008		$22
	Banc of America Securities TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,649, collateralized by FNMA 5.00%, 2035 — 2038, value of $9,842)
9,649	0.08% dated 12/31/2008		9,649
	Credit Suisse Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $424, collateralized by FNMA 4.50% — 9.00%, 2009 — 2038, value of $433)
424	0.07% dated 12/31/2008		424
	Deutsche Bank Securities Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $9,331, collateralized by FHLMC 5.00% — 5.50%, 2038, value of $9,517)
9,330	0.10% dated 12/31/2008		9,330
	J.P. Morgan Chase & Co. TriParty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $8,589, collateralized by FNMA 4.50% — 7.50%, 2009 — 2039, value of $8,760)
8,589	0.05% dated 12/31/2008		8,589
	UBS Securities, Inc. Triparty Joint Repurchase Agreement (maturing on 01/02/2009 in the amount of $1,166, collateralized by FNMA 4.50% — 6.00%, 2023 — 2037, value of $1,190)
1,166	0.07% dated 12/31/2008		1,166

			29,180

	U.S. Treasury Bills — 0.4%
2,998	0.96%, 01/22/2009 (M)		3,000

	Total short-term investments (cost $32,178)		$32,180

	Total investments (cost $1,108,205) (C)	100.6%	$882,273
	Other assets and liabilities	(0.6)%	(5,492)

	Total net assets	100.0%	$876,781

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.99% of total net assets at December 31, 2008.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange. The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	At December 31, 2008, the cost of securities for federal income tax purposes was $1,127,210 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,937
Unrealized Depreciation	(265,874)

Net Unrealized Depreciation	$(244,937)

(A)	The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2008 rounds to zero. This calculation excludes securities that are principally traded on certain foreign markets and whose prices were adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(D)	Currently non-income producing.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(H)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2008	49,720	Rolls-Royce Group — C Share Entitlement	$150

The aggregate value of these securities at December 31, 2008 rounds to zero.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   8

Hartford Money Market HLS Fund

Schedule of Investments
December 31, 2008
(000’s Omitted)

Principal		Market
Amount		Value (W)
	Basic Materials — 3.0%
	Export Development Canada
$4,250	0.25%, 03/10/2009	$4,248
19,750	0.55%, 03/05/2009	19,731
29,000	1.12%, 05/07/2009	28,886
25,750	1.69%, 03/12/2009	25,666
	Praxair, Inc.
25,750	0.65%, 04/01/2009	25,708
28,250	0.70%, 04/03/2009	28,200
24,750	0.80%, 03/09/2009	24,713

		157,152

	Consumer Cyclical — 0.8%
	Wal-Mart Stores, Inc.
42,750	0.22%, 03/03/2009	42,734
	Consumer Staples — 3.1%
	Coca Cola Co.
9,000	0.05%, 01/05/2009	9,000
51,500	1.30%, 01/13/2009	51,478
	Colgate-Palmolive Co.
20,624	0.15%, 02/06/2009	20,621
	Procter & Gamble Co.
25,500	0.25%, 01/22/2009 (I)	25,496
20,250	0.30%, 03/30/2009 (I)	20,235
32,500	1.10%, 01/23/2009 (I)	32,478

		159,308

	Energy — 1.4%
	ConocoPhillips
21,250	1.25%, 01/30/2009	21,242
15,250	1.75%, 01/16/2009 (I)	15,239
25,750	1.85%, 01/15/2009 (I)	25,731
13,000	1.95%, 01/06/2009 (I)	12,997

		75,209

	Finance — 47.8%
	American Honda Finance Corp.
25,750	2.00%, 09/18/2009 (I)(L)	25,750
27,250	4.18%, 04/02/2009 (I)(L)	27,250
	Australia & New Zealand Banking Group Ltd.
26,250	3.21%, 10/02/2009 (I)(BB)(?)	26,250
	Bank of America Corp.
21,500	1.55%, 01/15/2009	21,487
	Bank of Nova Scotia
25,250	4.57%, 08/10/2009 (I)(L)	25,250
	BNP Paribas
23,500	1.11%, 02/17/2009	23,466
	BNP Paribas NY Branch
28,750	2.01%, 01/26/2009	28,750
	Caterpillar Financial Services Corp.
35,000	2.15%, 05/15/2009 (L)	34,991
	Citigroup Funding, Inc.
52,250	0.23%, 03/06/2009	52,229
53,250	0.25%, 02/04/2009	53,237
	Danske Corp.
24,000	3.03%, 03/03/2009	23,878
	European Investment Bank
77,250	0.47%, 03/12/2009	77,179
34,500	1.53%, 02/17/2009	34,432
45,000	1.67%, 03/03/2009	44,901
	Federal Home Loan Bank
25,750	0.07%, 01/12/2009	25,750
52,250	0.10%, 02/04/2009	52,245
52,250	0.14%, 03/10/2009	52,236
18,000	0.15%, 02/10/2009 — 02/27/2009	17,996
45,450	0.20%, 04/13/2009 — 04/14/2009	45,424
52,250	0.21%, 03/20/2009	52,226
25,750	0.75%, 02/17/2009	25,725
22,900	2.01%, 05/20/2009 (L)	22,898
51,120	2.78%, 01/05/2009	51,111
21,250	3.66%, 01/23/2009 (L)	21,251
	Federal Home Loan Mortgage Corp.
40,250	0.05%, 02/02/2009	40,248
21,200	0.10%, 01/05/2009 — 01/07/2009	21,200
31,750	0.20%, 04/17/2009	31,731
52,250	0.25%, 03/16/2009	52,223
51,250	0.55%, 02/09/2009	51,219
28,500	0.71%, 02/04/2009 (M)	28,481
34,000	1.78%, 04/07/2009 (L)	34,000
29,000	2.36%, 02/24/2009 (M)	28,901
44,750	2.64%, 01/09/2009	44,724
35,640	5.72%, 03/15/2009	35,844
	Federal National Mortgage Association
52,250	0.10%, 02/02/2009 (M)	52,245
64,250	0.15%, 03/05/2009 — 03/18/2009	64,230
77,000	0.15%, 02/23/2009 (M)	76,983
17,500	0.20%, 03/11/2009	17,493
40,250	0.61%, 01/20/2009 (M)	40,237
55,600	0.80%, 02/17/2009	55,543
37,600	2.22%, 01/05/2009 (M)	37,591
22,000	2.77%, 02/11/2009	21,931
	General Electric Capital Corp.
51,350	0.25%, 03/30/2009	51,319
19,400	0.50%, 06/24/2009 (L)(BB)	19,400
	J.P. Morgan Chase Funding Corp.
25,750	0.10%, 01/20/2009 (I)	25,749
	John Deere Capital Corp.
22,300	2.24%, 09/01/2009 (L)	22,288
	JP Morgan Chase & Co.
26,500	1.50%, 01/26/2009	26,473
26,250	2.73%, 01/05/2009	26,242
	Kreditanstalt fuer Wiederaufbau
22,500	0.15%, 02/17/2009 (I)	22,496
52,250	0.48%, 02/10/2009	52,223
31,250	0.80%, 01/21/2009 (I)	31,236
49,750	0.94%, 01/20/2009 (I)	49,743
	Nordea Bank Finland NY
24,500	1.86%, 04/09/2009 (L)	24,470
	Nordea North America
29,000	2.87%, 01/12/2009	28,975
	Queensland Treasury Corp.
28,000	0.86%, 03/16/2009	27,952
38,700	1.08%, 01/28/2009	38,670
38,700	1.33%, 02/27/2009	38,620
	Rabobank USA
29,000	0.45%, 02/19/2009	28,982
25,800	1.24%, 01/20/2009	25,783
	Royal Bank of Canada
21,250	1.60%, 10/15/2009 (I)(L)	21,250
	Royal Bank of Canada NY
31,500	0.34%, 02/17/2009	31,500
	Royal Bank of Scotland Group plc
25,750	2.40%, 10/09/2009 (I)(L)(BB)	25,750
	State Street Corp.
51,500	0.45%, 01/08/2009	51,495
	Svenska Handelsbanken Ab
15,400	4.42%, 05/06/2009 (I)(L)(BB)	15,400
	Toronto-Dominion Bank NY
25,750	1.80%, 01/20/2009	25,750
	Toronto-Dominion Holdings
26,500	0.20%, 01/16/2009	26,498

The accompanying notes are an integral part of these financial statements.

   9

Hartford Money Market HLS Fund

Schedule of Investments — (continued)
December 31, 2008
(000’s Omitted)

Principal			Market
Amount			Value (W)

	Finance — (continued)
	Toyota Motor Credit Corp.
$38,000	2.76%, 01/30/2009		$37,916
	Wachovia Bank NA
34,000	4.61%, 08/04/2009 (L)(BB)		34,000
	Wells Fargo & Co.
22,000	1.03%, 06/18/2009 (L)		22,000
	Westpac Banking Corp.
26,500	1.02%, 03/17/2009 (I)		26,444
25,750	3.07%, 01/28/2009 (L)		25,750

			2,485,110

	Foreign Governments — 5.0%
	British Columbia (Province Of)
22,250	0.20%, 03/18/2009		22,240
27,300	1.15%, 03/02/2009		27,248
21,500	1.30%, 02/23/2009		21,459
31,400	1.51%, 05/26/2009 — 05/27/2009		31,210
	Ontario (Province of)
28,750	1.28%, 02/02/2009		28,717
25,800	1.34%, 01/26/2009		25,776
25,800	1.49%, 02/24/2009		25,742
	Quebec (Province of)
41,000	1.09%, 01/16/2009 — 02/02/2009		40,971
38,500	1.19%, 03/02/2009		38,424

			261,787

Shares

	Investment Pools and Funds — 5.2%
	JP Morgan U.S. Government Money
104,000	Market Fund		104,000
	State Street Bank U.S. Government
60,000	Money Market Fund		60,000
	Wells Fargo Advantage Government
104,000	Money Market Fund		104,000

			268,000

Principal
Amount

	Repurchase Agreements — 6.0%

BNP Paribas Securities Corp. Repurchase Agreement (maturing on 01/02/2009 in the amount of $171,248, collateralized by U.S. Treasury Bond 8.75%, 2020, U.S. Treasury Note 7.50%, 2016, value of $172,939)

$171,248	0.01% dated 12/31/2008		171,248
	RBS Greenwich Capital Markets Repurchase Agreement (maturing on 01/02/2009 in the amount of $113,522, collateralized by U.S. Treasury Note 3.13%, 2013, value of $115,451)
113,522	0.03% dated 12/31/2008		113,522
	UBS Securities, Inc. Repurchase Agreement (maturing on 01/02/2009 in the amount of $26,400, collateralized by U.S. Treasury Bond 5.50%, 2028, value of $26,425)
26,400	0.02% dated 12/31/2008		26,400

			311,170

	Services — 1.0%
	Walt Disney Co.
38,000	0.35%, 03/10/2009		37,975
13,750	1.10%, 01/07/2009		13,747

			51,722

	Technology — 3.0%
	AT&T, Inc.
22,250	1.00%, 02/04/2009 (I)		22,229
25,750	1.05%, 01/20/2009		25,744
31,250	1.15%, 01/29/2009		31,222
	Microsoft Corp.
25,750	0.15%, 02/19/2009		25,745
53,000	0.25%, 01/05/2009		52,998

			157,938

	U.S. Treasury Bills — 22.3%
171,000	0.15%, 04/29/2009 (M)		170,916
258,000	0.31%, 02/05/2009 (M)		257,923
300,000	0.36%, 02/12/2009 (M)		299,880
172,000	0.41%, 03/05/2009 (M)		171,879
258,000	0.43%, 01/22/2009 (M)		257,938

			1,158,536

	Utilities — 1.5%
	Florida Power & Light Co.
78,750	0.25%, 01/09/2009		78,746
	Capital Support Agreement — 0.0%
—	Hartford Life, Inc. Capital Support Agreement (BB)		—

	Total investments (cost $5,207,412) (C)	100.1%	$5,207,412
	Other assets and liabilities	(0.1)%	(5,750)

	Total net assets	100.0%	$5,201,662

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in foreign securities represents 14.69% of total net assets at December 31, 2008.

The disclosures required by FAS 157 “Fair Value Measurements” are shown following the Schedules of Investments.

(C)	Also represents cost for tax purposes.

(BB)	The Fund has entered into a Capital Support Agreement with Hartford Life, Inc. which provides that Hartford Life, Inc. will contribute capital to the Fund, up to a specified maximum amount, in the event that the Fund realizes a loss on any of these securities and such realized loss causes the Fund’s net asset value as calculated using fair values to drop below $0.9950. See footnote 10 for additional information.

(I)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2008, was $476,973, which represents 9.17% of total net assets.

(L)	Variable rate securities; the yield reported is the rate in effect at December 31, 2008.

(M)	The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

(W)	See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

   10

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

FAS 157 Disclosure of Investment Valuation Hierarchy Levels
December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Growth	Growth Opportunities	Money Market
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investment in securities — Level 1	$340,746	$806,109	$579,170
Investment in securities — Level 2	187,474	76,164	4,628,242
Investment in securities — Level 3	—	—	—

Total	$528,220	$882,273	$5,207,412

Other financial instruments — Level 1 *	$—	$—	$—
Other financial instruments — Level 2 *	7	—	—

Total	$7	$—	$—

Liabilities:
Securities sold short — Level 1	$—	$—	$—

Total	$—	$—	$—

Other financial instruments — Level 1 *	$—	$—	—
Other financial instruments — Level 2 *	6	—	—

Total	$6	$—	$—

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:
Securities:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation) (V)	—	(150)	—
Net purchases (sales)	—	—	—
Transfers in and /or out of Level 3	—	150	—

Balance as of December 31, 2008	$—	$—	$—

(V) Change in unrealized gains or losses relating to assets still held at December 31, 2008	$—	$(111)	$—

Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) †	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of December 31, 2008	$—	$—	$—

Liabilities:
Other financial instruments:
Balance as of December 31, 2007	$—	$—	$—
Realized gain (loss) †	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—

Balance as of December 31, 2008	$—	$—	$—

† The realized gain (loss) earned during the period ended December 31, 2008, for other financial instruments	$—	$—	$—

†	Commenced operations on January 31, 2008.

   11

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Assets and Liabilities
December 31, 2008
(000’s Omitted)

		Hartford	Hartford
	Hartford	Growth	Money Market
	Global Growth HLS Fund	Opportunities HLS Fund	HLS Fund
Assets:
Investments in securities, at value; (amortized cost for Money Market Fund) @	$528,220	$882,273	$5,207,412
Cash	92	—	10
Unrealized appreciation on forward foreign currency contracts	7	—	—
Receivables:
Investment securities sold	5,506	—	—
Fund shares sold	2,185	423	4,886
Dividends and interest	284	996	2,523
Other assets	2	3	901

Total assets	536,296	883,695	5,215,732

Liabilities:
Unrealized depreciation on forward foreign currency contracts	6	—	—
Payables:
Investment securities purchased	2,515	5,455	—
Fund shares redeemed	2,200	1,245	13,336
Investment management and advisory fees (Note 5)	61	113	249
Administrative fee	23	—	228
Distribution fees (Note 5)	6	6	42
Accrued expenses	76	95	215

Total liabilities	4,887	6,914	14,070

Net assets	$531,409	$876,781	$5,201,662

Summary of Net Assets:
Capital stock and paid-in-capital	$847,171	$1,364,683	$5,212,739
Accumulated undistributed net investment income	270	588	1,955
Accumulated net realized loss on investments and foreign currency transactions	(153,122)	(262,557)	(13,032)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	(162,910)	(225,933)	—

Net assets	$531,409	$876,781	$5,201,662

Shares authorized	3,400,000	700,000	14,000,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$10.17	$17.05	$1.00

Shares outstanding	41,202	44,148	4,436,524

Net assets	$419,183	$752,898	$4,427,230

Class IB: Net asset value per share	$10.12	$16.89	$1.00

Shares outstanding	11,087	7,334	776,215

Net assets	$112,226	$123,883	$774,432

@ Cost of securities	$691,120	$1,108,206	$5,207,412

The accompanying notes are an integral part of these financial statements.

   12

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Operations
For the Year Ended December 31, 2008
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global Growth	Growth Opportunities	Money Market
	HLS Fund	HLS Fund	HLS Fund

Investment Income:
Dividends	$12,303	$13,325	$—
Interest	251	546	96,068
Securities lending	1,706	689	—
Less: Foreign tax withheld	(1,011)	(327)	—

Total investment income, net	13,249	14,233	96,068

Expenses:
Investment management and advisory fees	4,787	7,929	8,886
Administrative service fees	1,872	—	7,896
Distribution fees — Class IB	514	501	1,575
Custodian fees	51	175	7
Accounting services	131	—	395
Board of Directors’ fees	20	26	58
Other expenses	123	163	1,150

Total expenses (before waivers and fees paid indirectly)	7,498	8,794	19,967
Expense waivers	—	—	(1,974)
Commission recapture	(27)	(104)	—
Custodian fee offset	(2)	(1)	(5)

Total waivers and fees paid indirectly	(29)	(105)	(1,979)

Total expenses, net	7,469	8,689	17,988

Net investment income (loss)	5,780	5,544	78,080

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments	(152,412)	(260,841)	(13,032)
Net realized gain (loss) on futures, options and swap contracts	—	(287)	—
Net realized gain (loss) on foreign currency transactions	65	(331)	—

Net Realized Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(152,347)	(261,459)	(13,032)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(487,895)	(494,265)	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(13)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(487,908)	(494,265)	—

Net Gain (Loss) on Investments, Futures, Options and Swap Contracts and Foreign Currency Transactions	(640,255)	(755,724)	(13,032)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(634,475)	$(750,180)	$65,048

   13

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Statements of Changes in Net Assets

(000’s Omitted)

	Hartford		Hartford		Hartford
	Global Growth		Growth Opportunities		Money Market
	HLS Fund		HLS Fund		HLS Fund
		For the	For the	For the	For the	For the
	For the	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Year Ended December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007
Operations:
Net investment income	$5,780	$967	$5,544	$1,772	$78,080	$108,541
Net realized gain (loss) on investments, futures, options and swap contracts and foreign currency transactions	(152,347)	155,641	(261,459)	291,546	(13,032)	52
Net unrealized appreciation (depreciation) of investments, futures, options and swap contracts and foreign currency transactions	(487,908)	123,099	(494,265)	81,169	—	—

Net increase (decrease) in net assets resulting from operations	(634,475)	279,707	(750,180)	374,487	65,048	108,593

Distributions to Shareholders:
From net investment income
Class IA	(4,785)	(509)	(4,411)	(1,850)	(65,065)	(90,770)
Class IB	(775)	(153)	(203)	(60)	(11,060)	(17,771)
From net realized gain on investments
Class IA	(29,584)	(107,687)	(45,855)	(220,443)	—	(43)
Class IB	(8,357)	(31,874)	(8,404)	(43,763)	—	(9)

Total distributions	(43,501)	(140,223)	(58,873)	(266,116)	(76,125)	(108,593)

Capital Share Transactions:
Class IA
Sold	71,448	73,376	216,584	217,719	4,105,607	2,394,176
Issued in merger	—	—	—	—	—	—
Issued on reinvestment of distributions	34,369	108,196	50,266	222,293	64,851	90,667
Redeemed	(184,771)	(203,272)	(243,707)	(222,459)	(1,958,058)	(1,819,153)

Total capital share transactions	(78,954)	(21,700)	23,143	217,553	2,212,400	665,690

Class IB
Sold	31,692	33,680	55,321	83,662	765,243	503,545
Issued on reinvestment of distributions	9,132	32,027	8,607	43,823	11,013	17,750
Redeemed	(81,116)	(77,401)	(94,271)	(61,762)	(453,017)	(388,244)

Total capital share transactions	(40,292)	(11,694)	(30,343)	65,723	323,239	133,051

Net increase (decrease) from capital share transactions	(119,246)	(33,394)	(7,200)	283,276	2,535,639	798,741

Net increase (decrease) in net assets	(797,222)	106,090	(816,253)	391,647	2,524,562	798,741

Net Assets:
Beginning of period	1,328,631	1,222,541	1,693,034	1,301,387	2,677,100	1,878,359

End of period	$531,409	$1,328,631	$876,781	$1,693,034	$5,201,662	$2,677,100

Accumulated undistributed net investment income	$270	$12	$588	$94	$1,955	$—

Shares:
Class IA
Sold	4,465	3,252	8,780	6,208	4,105,606	2,394,177
Issued on reinvestment of distributions	2,004	5,023	1,860	6,954	64,851	90,667
Redeemed	(11,158)	(9,286)	(9,712)	(6,570)	(1,958,057)	(1,819,153)

Total share activity	(4,689)	(1,011)	928	6,592	2,212,400	665,691

Class IB
Sold	1,976	1,493	2,152	2,405	765,243	503,545
Issued on reinvestment of distributions	513	1,496	309	1,386	11,013	17,750
Redeemed	(4,866)	(3,528)	(3,689)	(1,845)	(453,017)	(388,245)

Total share activity	(2,377)	(539)	(1,228)	1,946	323,239	133,050

The accompanying notes are an integral part of these financial statements.

   14

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements
December 31, 2008
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (“HLIC”) and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” or together the “Companies”) are open-end management investment companies comprised of forty-one portfolios. Three portfolios are included in these financial statements. They are Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, and Hartford Money Market HLS Fund (each a “Fund” or together the “Funds”).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as diversified open-end management investment companies.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)	Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)	Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of foreign market proxies (e.g., futures contracts, ADR’s, ETF’s) after the close of the foreign markets but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the portfolio securities of a Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations furnished by an independent pricing service which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments of other Funds that mature in 60 days or less are valued at amortized cost, which approximates fair value.

Exchange traded equity securities shall be valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another OTC market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time. If it is not possible to determine the last reported sale price or official closing price on the relevant exchange

   15

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time.

Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

Options contracts on securities, currencies, indexes, futures contracts, commodities and other instruments shall be valued at their most recent sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid/ask prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

A forward currency contract shall be valued based on the price of the underlying currency at the prevailing interpolated exchange rate, which is a combination of the spot currency rate and the forward currency rate. Spot currency rates and forward currency rates are obtained from an independent pricing service on a daily basis not more than one hour before the Valuation Time.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

c)	Foreign Currency Transactions — The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities on loan as of December 31, 2008.

e)	Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), or Wellington Management Company, LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

f)	Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2008.

g)	Reverse Repurchase Agreements — Each Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements carry the risk that the market value of the securities which a Fund is obligated to repurchase may decline below the repurchase price. A

   16

reverse repurchase agreement is viewed as a collateralized borrowing by a Fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, increases the possibility of a fluctuation in the Fund’s NAV. Reverse Repurchase Agreements are valued at proceeds plus accrued interest. There were no outstanding reverse repurchase agreements as of December 31, 2008.

h)	Forward Foreign Currency Contracts — Each Fund may enter into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds may enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Certain Funds as shown in the Schedule of Investments, had open forward foreign currency contracts as of December 31, 2008.

i)	Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. Certain Funds had investments in indexed securities, as of December 31, 2008, as shown in the Schedule of Investments under Exchange Traded Funds.

j)	Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences include foreign currency gains and losses, losses deferred due to wash sales adjustments, related to Passive Foreign Investment Companies and certain derivatives, and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Note 4 (d)).

k)	Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid or restricted securities as of December 31, 2008.

l)	Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment, or when-issued or delayed-delivery basis take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. As of December 31, 2008, none of these Funds had entered into outstanding when-issued or forward commitments.

m)	Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risk. High yield bond prices can fall on bad news about the economy, an industry or a company. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

n)	Senior Floating Rate Interests — Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no

   17

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

o)	Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)	Swaps — Certain Funds may enter into event linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, an index, or a basket of issuers. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract.

Certain Funds may enter into interest rate swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. None of the Funds, had outstanding swaps as of December 31, 2008.

q)	Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

r)	Financial Accounting Standards Board Financial Accounting Standards No. 157 — Effective January 1, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Fair value is defined under FAS 157 as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Under FAS 157, a fair value measurement should reflect all of the assumptions that market participants would use in pricing the asset or liability, including assumptions about the risk inherent in a particular valuation technique, the effect of a restriction on the sale or use of an asset, and the risk of nonperformance.

Various inputs are used in determining the value of the Funds’ investment. These inputs are summarized, per FAS 157, into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 — Quoted prices in active markets for identical securities. Level 1 includes exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, repurchase agreements and rights and warrants.
•	Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 includes debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services and foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.
•	Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes and requires significant management judgment or estimation. This category includes broker-quoted securities, long dated OTC options and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a good representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than that presented above, as individual circumstances dictate.

FAS 157 also requires that a roll forward reconciliation be shown for all Level 3 securities from the beginning of the reporting period to the end of the reporting period. Part of this reconciliation includes transfers in and/or out of Level 3. For purposes of this reconciliation, transfers in are shown at the end of period fair value and transfers out are shown at the beginning of period fair value.

Refer to the valuation hierarchy levels summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

   18

s)	Financial Accounting Standards Board Financial Accounting Standards No. 161 — In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company and any credit risk- related contingent features of the agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and has not yet implemented the new disclosure standard.

t)	Indemnifications: Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options Transactions:

Certain Funds may invest in futures and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. No Funds had outstanding futures contracts as of December 31, 2008.

The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. None of the Funds had transactions involving written options contracts during the year ended December 31, 2008.

4.	Federal Income Taxes:

a)	Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of regulated investment companies. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distribution for federal income tax purposes.

b)	Net investment income (loss ) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of wash sale transactions, amortization adjustments, and differing tax treatment for investments in PFICs, derivatives, REITs, RICs, and partnerships. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	The tax character of distributions paid for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2008			December 31, 2007
		Long-Term	Tax		Long-Term
	Ordinary	Capital	return of	Ordinary	Capital
	Income	Gains(a)	capital	Income	Gains(a)

Hartford Global Growth HLS Fund	$9,441	$34,060	$—	$32,462	$107,761
Hartford Growth Opportunities HLS Fund	24,880	33,993	—	163,824	102,292
Hartford Money Market HLS Fund	76,078	—	—	108,593	—

(a)	The Funds designate these distributions as long-term gain capital dividends per IRC code Sec. 852(b)(3)(C).

   19

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

As of December 31, 2008, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses*	(Depreciation)@	(Deficit)

Hartford Global Growth HLS Fund	$273	$—	$(146,614)	$(169,421)	$(315,762)
Hartford Growth Opportunities HLS Fund	588	—	(243,551)	(244,939)	(487,902)
Hartford Money Market HLS Fund	2,002	—	(13,032)	—	(11,030)

*	Certain Funds had capital loss carryforwards that are identified in Note 4 (e).

@	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market of Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)	Reclassification of Capital Accounts:

In accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded reclassifications in their capital accounts. These reclassifications had no impact on the NAV of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2008, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital

Hartford Global Growth HLS Fund	$38	$(38)	$—
Hartford Growth Opportunities HLS Fund	(436)	436	—

e)	Capital Loss Carryforward:

At December 31, 2008 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total

Hartford Global Growth HLS Fund	$—	$—	$—	$—	$—	$—	$—	$92,362	$92,362
Hartford Growth Opportunities HLS Fund	—	—	—	—	—	—	—	153,498	153,498
Hartford Money Market HLS Fund	—	—	—	—	—	—	—	13,032	13,032

As of December 31, 2008, the following Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain

Hartford Global Growth HLS Fund	$—	$54,252
Hartford Growth Opportunities HLS Fund	—	90,053

Based on certain provisions in the IRC, various limitations regarding the future utilization of Hartford Global Growth HLS Fund carryforwards may apply.

f)	Financial Accounting Standards Board Interpretation No. 48 — On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. The Funds adopted FIN 48 for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 for all open tax years (tax years ended December 31, 2005 — 2008) and has determined there is no impact to the Funds’ financial statements.

5.	Expenses:

a)	Investment Management and Advisory Agreements — HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Hartford Series Fund, Inc. and the Hartford HLS Series Fund II, Inc. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund, in accordance with the Fund’s investment objective and policies.

   20

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund in accordance with the Fund’s investment objective and policies.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management and Wellington, as applicable.

b)	Administrative Services Agreement — Under the Administrative Services Agreement between HLIC, Hartford Global Growth HLS Fund, and Hartford Money Market HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment advisory services and to HLIC for administrative services rendered during the year ended December 31, 2008; the rates are accrued daily and paid monthly.

Hartford Global Growth HLS Fund (1)
Average Daily Net Assets	Annual Fee

On first $250 million	0.775%
On next $250 million	0.725%
On next $500 million	0.675%
Over $1 billion	0.625%

(1)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Hartford Growth Opportunities HLS Fund (2)
Average Daily Net Assets	Annual Fee

On first $100 million	0.700%
Over $100 million	0.600%

(2)	As of January 1, 2009, HL Advisors agreed to add permanent management fee breakpoints at $5 billion and $10 billion. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

   21

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

Hartford Money Market HLS Fund (3)
Average Daily Net Assets	Annual Fee

On first $2 billion	0.450%
On next $3 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

(3)	HL Advisors voluntarily agreed to waive management fees of 0.05% of average daily net assets until December 31, 2008. As of January 1, 2009, HL Advisors eliminated the 0.05% management fee waiver. In addition, HL Advisors voluntarily agreed to combine the first and second management fee breakpoints, permanently reducing fees on the first $2 billion of average daily net assets by 0.05%. The new schedule is as follows:

Average Daily Net Assets	Annual Fee

On first $5 billion	0.400%
On next $5 billion	0.380%
Over $10 billion	0.370%

c)	Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation on each Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

The rates of compensation paid to HLIC are as follows:

Hartford Global Growth HLS Fund
Average Daily Net Assets	Annual Rate

On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Money Market HLS Fund
Average Daily Net Assets	Annual Rate

All assets	0.010%

d)	Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, Hartford Investment Management and/or The Hartford or its subsidiaries. For the year ended December 31, 2008, a portion of the Funds’ chief compliance officer’s salary was paid by the Funds in the amount of $12. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $10 for providing such services. The Funds accrue these fees daily and pay monthly.

e)	Operating Expenses — Allocable expenses incurred by the Funds are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

f)	Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisors, LLC and Frank Russell Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2008, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005		December 31, 2004
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.74%	0.99%	0.73%	0.98%	0.74%	0.99%	0.68%	0.93%	0.68%	0.93%
Hartford Growth Opportunities HLS Fund	0.63	0.88	0.63	0.88	0.63	0.88	0.58	0.84	0.57	0.82
Hartford Money Market HLS Fund	0.42	0.67	0.42	0.67	0.48	0.73	0.49	0.74	0.48	0.73

   22

	Impact from Payment		Impact from Payment		Total Return Excluding
	from Affiliate for		from Affiliate		Payments from (to)
	SEC Settlement		for Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.31%	0.32%	—%	—%	13.83%	13.54%
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70

Impact from Payment
	from Affiliate for		Total Return Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth Opportunities HLS Fund	0.11%	0.11%	16.20%	15.91%

g)	Distribution Plan for Class IB shares — All Funds with Class IB shares have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. The Funds’ distribution fees are accrued daily and paid monthly.

h)	Payment from Affiliate — The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuer of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contract owners.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the financial highlights includes the impact of the payment from affiliates. The tables below show the impact of each of the payments from affiliates and what the total return for the years ended December 31, 2006 and 2005, would have been as follows:

	Impact from Payment		Impact from Payment		Total Return Excluding
	from Affiliate for		from Affiliate for		Payments from
	SEC Settlement		Unrestricted Transfers		Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB

Hartford Global Growth HLS Fund	0.31%	0.32%	—%	—%	13.83%	13.54%
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70

Impact from Payment
	from Affiliate for		Total Return Excluding
	Unrestricted Transfers		Payments from Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB

Hartford Growth Opportunities HLS Fund	0.11%	0.11%	16.20%	15.91%

   23

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Notes to Financial Statements — (continued)
December 31, 2008
(000’s Omitted)

6.	Investment Transactions:

For the year ended December 31, 2008, the cost of purchases and sales of securities for Hartford Money Market HLS Fund were $72,454,406 and $69,917,848, respectively. For the year ended December 31, 2008, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations

Hartford Global Growth HLS Fund	$708,876	$860,413	$—	$—
Hartford Growth Opportunities HLS Fund	1,986,105	2,047,841	—	—

7.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $1 billion committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. During the year ended December 31, 2008, the Funds did not have any borrowings under this facility.

8.	Participation in the U.S. Department of Treasury Guarantee Program for Money Market Funds:

The Board of Directors (“Board”) of Hartford Series Fund, Inc. has approved the participation of Hartford Money Market HLS Fund in the U.S. Treasury Department’s Temporary Guarantee Program (the “Program”) for money market funds.

Subject to certain conditions and limitations, the Program provides that investors in the Fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the Fund closes at a NAV below $1.00 per share (a “guarantee event”). The Program only covers the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. Participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the Fund’s asset level.

Accordingly, any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the Fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date of a guarantee event, the shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the Fund on the date of a guarantee event.

The cost to participate in the Program will be borne by the Fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the Fund and is, therefore, borne by all shareholders of the Fund whether or not their shares are covered by the Program. Currently, assets available to the Program to support all participating money market funds do not exceed $50 billion and the Secretary of the Treasury may extend the Program up through the close of business on September 18, 2009.

On November 24, 2008, the U.S. Treasury Department extended the Program until April 30, 2009. The Program still continues to cover only the amount an investor held in the Fund as of the close of business on September 19, 2008 or the amount an investor holds if and when a guarantee event occurs, whichever is less. The Board has approved the continued participation of the Fund in the Program. The cost to participate in the Program will continue to be borne by the Fund.

9.	Money Market HLS Fund Support Agreement:

The HLS Money Market Fund (the “Fund”) has entered into a Capital Support Agreement, dated September 26, 2008, and amended October 8, 2008 (the “CSA”) with HL Advisors and its affiliate Hartford Life, Inc. (“Hartford Life”). Under the terms of the CSA, Hartford Life has agreed to provide support of up to a maximum aggregate amount of $33.6 million for the Fund’s holdings of certain securities specified in the CSA (the “Notes”). The Notes held in the Fund as of December 31, 2008 are identified in the Schedule of Investments.

The CSA provides that Hartford Life will pay a capital contribution to the Fund if a “Contribution Event” occurs prior to an event terminating the CSA. The contribution amount would be the lesser of: (1) the amount sufficient for the Fund to maintain its market-based calculation of NAV at $0.9950 (which rounds to an NAV of $1.00), after giving effect to the contribution and payments received by the Fund in respect of the Notes; (2) the amount of the loss on the Notes, which is the excess of the amortized cost of the Notes, less deduction of any commissions or similar transaction cost, and any amount received by the Fund in connection with the Contribution Event; and (3) the maximum contribution amount under the CSA, which is $33.6 million for any and all contributions under the CSA.

The CSA defines a “Contribution Event” as any of the following occurrences: (1) any sale of the Note for cash in an amount, after deduction of any commissions or similar transaction costs, less than the amortized cost value of the Note sold as of the date of the settlement; (2) the receipt of final payment on the Note in an amount less than the amortized cost value of the Note as of the date such payment is received; (3) the issuance of orders by a court having jurisdiction over the matter discharging the issuer from liability for the Note and providing for payments on that Note in an amount less than the amortized cost value of the Note as of the date such payment is received; or (4) the receipt of any security or other instruments in exchange for, or as replacement of, the Note as a result of an exchange offer, debt restructuring, reorganization or similar transaction pursuant to which the Note is exchanged for, or replaced with,

   24

new securities of the issuer or third party and such new securities are or become “Eligible Securities,” as defined under Rule 2a-7 under the 1940 Act, and have a value that is less than the amortized cost of the Note on the date that the Fund receives such new securities.

Subsequent to December 31, 2008, after the receipt of verbal “no-action” assurance provided by the staff of the SEC, the parties to the CSA have entered into an amendment that permits the CSA to continue despite the fact that Hartford Life’s obligations, effective February 9, 2009, no longer qualify as ‘‘First Tier” securities, as defined under Rule 2a-7 under the 1940 Act. The amendment requires that Hartford Life establish an escrow account to support its potential future obligations under the CSA. The minimum balance of the escrow account is $725 (which was set equal to the aggregate unrealized loss on the Notes as of February 23, 2009), and the balance may periodically be adjusted based on the fair value of the Notes and the NAV of the Fund.

The CSA will terminate (unless the parties agree to an extension) on the earliest of the following dates: (1) September 26, 2009; (2) if and when all of the Notes are repaid in full; and (3) if and when Hartford Life has made capital contributions, in the aggregate, equal to the maximum aggregate amount of $33.6 million. Any extension would require approval of the SEC staff. In light of the terms of the CSA, the current and historical market value of the Notes and the net asset value of the Fund, it is possible that no capital contribution would be required even if the Fund were to realize a loss with respect to the Notes. The CSA applies only with respect to the Notes and does not guarantee that the Fund will maintain a stable NAV under all conditions. Apart from the CSA, Hartford Life has not undertaken nor is it obligated to provide support with respect to the Fund’s NAV.

During the year ended December 31, 2008, the Fund did not receive a capital contribution under the terms of the CSA.

The fair value of the CSA may increase or decrease as a result of changes in the fair value of the Notes and other factors. As of December 31, 2008, the fair value of the CSA was zero, as noted in the Schedule of Investments.

10.	Industry Classifications:

Other than the Industry Classifications: “Other Investment Pools and Funds”, and “Exchange Traded Funds”, Equity Industry Classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

   25

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data (#) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (a)		of Period	Waivers (b)	Waivers (b)	Net Assets	Rate (c)
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	$22.42	$0.12	$—	$(11.56)	$(11.44)	$(0.12)	$(0.69)	$—	$(0.81)	$(12.25)	$10.17	(52.46)%		$419,183	0.75%	0.75%	0.67%	76%
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)		112,226	1.00	1.00	0.42	—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05		1,028,843	0.73	0.73	0.13	75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(d)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(d)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02	1.02	0.48	—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19		1,004,850	0.78	0.78	0.83	255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89		273,202	1.03	1.03	0.58	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)		752,898	0.64	0.64	0.45	154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)		123,883	0.89	0.89	0.20	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(d)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(d)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(d)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(d)	179,308	0.89	0.89	0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18		848,674	0.63	0.63	0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89		112,896	0.88	0.88	(0.03)	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94		1,294,525	0.48	0.48	0.93	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69		252,808	0.73	0.73	0.68	—

(a)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(b)	Ratios do not reflect reductions for fees paid indirectly. Please see Note 5(f).
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Total return without the inclusion of the Payment from Affiliate, as noted on the Statement of Operations, can be found in Note 5(h).
#	Information presented relates to a share outstanding throughout the indicated period.

   26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund (two of the thirty-four portfolios constituting the Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund (one of seven portfolios constituting the Hartford HLS Series Fund II, Inc.) (collectively, the “Funds”) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
February 24, 2009

   27

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and three of the Fund’s directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which collectively consist of 104 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut, 06104-2999, except that correspondence to Ms. Fagely and Ms. Settimi may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the Funds and date first elected or appointed to Hartford Series Fund, Inc. (“SF”) and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors by each Fund can be found in the Statements of Operations herein. The Funds pay a portion of the Chief Compliance Officer’s compensation, but otherwise do not pay salaries or compensation to any of their officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (age 62) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (age 68) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (age 63) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (age 67) Director since 2005
Ms. Jaffee is Chairman and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions. Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm, from August 2004 to August 2005. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (age 64) Director since 2005, Chairman of the Compliance Committee
In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group, Inc. in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (age 64) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (age 62) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Thomas M. Marra (age 50) Director since 2002
Mr. Marra has served as President and Chief Operating Officer of The Hartford Financial Services Group, Inc. (“The Hartford”) since 2007. Mr. Marra is also a member of the Board of Directors of The Hartford and currently serves as a Director of Hartford Life, Inc. (“HL, Inc.”). Mr. Marra served as COO of HL, Inc. from 2000 to 2008 and as President of HL, Inc. from 2002 to 2008.

   28

Lowndes A. Smith (age 69) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002.

John C. Walters (age 47) Director since 2008, President and Chief Executive Officer since 2007
Mr. Walters currently serves as Chief Executive Officer, President and Director of HL, Inc. Mr. Walters previously served as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007), as Co-Chief Operating Officer of Hartford Life Insurance Company, (“Hartford Life”) (2007-2008) and as Executive Vice President and Director of its Investment Products Division (2000-2005). Mr. Walters also serves as Chairman of the Board, Chief Executive Officer, President and Director of Hartford Life and as Executive Vice President of The Hartford. In addition, Mr. Walters serves as a Manager of HL Investment Advisors, LLC (“HL Advisors”).

Other Officers

Robert M. Arena, Jr. (age 40) Vice President since 2006
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Director and Senior Vice President of Hartford Administrative Services Company (“HASCO”), Chief Executive Officer, Manager and President of Hartford Investment Financial Services, LLC. (“HIFSCO”) and Chief Executive Officer, Manager and President of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division. Mr. Arena joined American Skandia in 1996.

Tamara L. Fagely (age 50) Vice President, Treasurer, and Controller since 1993
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition she is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (age 46) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006 and AML Compliance Officer for HASCO and for Hartford Investor Services Company, LLC, (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury, (the “Treasury”), from 2001 to 2006 where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network, (“FinCEN”) from 2005-2006.

Thomas D. Jones, III (age 43) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (age 41) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (age 44) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Prior to joining The Hartford in 2004, Mr. Meyer was with MassMutual which he joined in 1987.

Denise A. Settimi (age 48) Vice President since 2005
Ms. Settimi currently serves as Chief Operating Officer and Assistant Vice President of HASCO. She is also Assistant Vice President of HIFSCO and Hartford Life. Previously, Ms. Settimi was with American Express Financial Advisors, where she was Director of Retirement Plan Services from 1997 to 2003.

   29

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2008 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   30

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2008 through December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

			Expenses paid			Expenses paid
	Beginning	Ending	during the period	Beginning	Ending	during the period		Days
	Account	Account	June 30, 2008	Account	Account	June 30, 2008	Annualized	in the	Days
	Value	Value	through	Value	Value	through	expense	current	in the
	June 30, 2008	December 31, 2008	December 31, 2008	June 30, 2008	December 31, 2008	December 31, 2008	ratio	1/2 year	full year
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$552.16	$2.92	$1,000.00	$1,021.36	$3.81	0.75%	184	366
Class IB	$1,000.00	$551.46	$3.89	$1,000.00	$1,020.10	$5.07	1.00%	184	366
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$611.41	$2.51	$1,000.00	$1,022.01	$3.15	0.62%	184	366
Class IB	$1,000.00	$610.64	$3.52	$1,000.00	$1,020.76	$4.41	0.87%	184	366
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,007.46	$2.16	$1,000.00	$1,022.97	$2.18	0.43%	184	366
Class IB	$1,000.00	$1,006.20	$3.42	$1,000.00	$1,021.71	$3.45	0.68%	184	366

   31

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period.

At a meeting held on August 5-6, 2008, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC (“HL Advisors”), and the investment sub-advisory agreements between HL Advisors and each Fund’s respective sub-adviser(s) (“Sub-advisers,” and together with HL Advisors, “Advisers”) — Hartford Investment Management Company (“Hartford Investment Management”) and Wellington Management Company, LLP (collectively, the “Agreements”). In the months preceding this meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about each Fund and the related Agreements by Fund officers and representatives of HL Advisors at the Board’s meetings on June 24-25, 2008 and August 5-6, 2008. In considering the approval of the Agreements, the Board also took into account information provided to the Board at its meetings throughout the year, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Funds by the Advisers, and their affiliates.

In considering the renewal of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Independent Directors engaged two service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper, Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s management fees, administrative fees, overall expense ratios, and investment performance compared to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”). The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating each Fund’s management fees, sub-advisory fees, administrative fees, overall expense ratios and investment performance.

The Board considered the Agreements for each Fund at the June and August meetings. In determining to continue the Agreements for each Fund, the Board determined that the proposed management fee structure for each Fund was fair and reasonable and that continuation of the Agreements was in the best interests of each Fund and its shareholders. In determining to renew the Agreements, the Board considered the following categories of material factors, among others, relating to the Agreements.

Nature, Extent And Quality Of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services provided, and the Advisers’ organizational structure, systems and personnel.1( The Board received information on the experience of senior management and relevant investment and other personnel of the Advisers, and the adequacy of the time and attention devoted by them to the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its commitment to expand the resources devoted to supporting Fund operations and to continuously evaluate whether additional support is needed, particularly in light of increased regulatory requirements and other developments. In addition, the Board considered the quality of each Adviser’s communications with the Board, and responsiveness to Board inquiries.

The Board also requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. In doing so, the Board noted the Advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and it or Hartford Life provides administrative services to the Funds as well as the investment advisory services in connection with selecting, monitoring and supervising sub-advisers. The Board considered its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates.

With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of each Sub-adviser’s investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the Sub-advisers.

Performance of the Funds, HL Advisors, and the Sub-Advisers

The Board considered the investment performance of each Fund. In this regard, the Board considered information and materials provided to the Board from HL Advisors and Lipper comparing each Fund’s short-term and long-term investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper and HL Advisors) and discussions with portfolio managers and other representatives of the Sub-advisers at Board meetings throughout the year, as well as the information provided

(1 Hartford Growth Opportunities HLS Fund has entered into an investment management agreement with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to the Fund. Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

   32

especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record. The Board considered HL Advisors’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year.

The Board reviewed the performance of each Fund over the different time periods presented in the materials and evaluated each Adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds for specific time periods relative to a peer group or benchmark, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HL Advisors’ initiatives over the course of the year to improve Fund performance, including management’s action to institute portfolio manager changes for certain Funds.

Based on these considerations, the Board concluded with respect to each Fund that the Fund’s performance over time has been satisfactory, and that it had continued confidence in HL Advisors’ and the Sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Funds and HL Advisors’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

With respect to those Funds which are sub-advised by Hartford Investment Management, an affiliate of HL Advisors, the Board considered the costs and profitability information for HL Advisors and Hartford Investment Management in the aggregate. The Board also requested and received information relating to the operations and profitability of the other Sub-advisers. In evaluating such Sub-advisers’ profitability with respect to the Funds, the Board considered primarily HL Advisors’ and the Sub-advisers’ representations that HL Advisors had negotiated the sub-advisory fees at arm’s-length, and the Sub-advisers’ representations that the fees charged to HL Advisors were comparable to fees charged by the Sub-advisers to similar clients.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. In this regard, the Board requested and reviewed information from HL Advisors and each Sub-adviser relating to the management fees and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and Peer Funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

In considering the renewal of the Agreements, the Board noted in particular its agreement with HL Advisors with respect to the following matters: (i) the implementation of permanent breakpoints to reduce management fees with respect to certain Funds; (ii) the implementation of a permanent reduction in the contractual management fee for Money Market HLS Fund; and (iii) revision of the contractual fee waiver for Money Market HLS Fund. In its deliberations, the Board gave significant weight to each Fund’s overall expense ratio, net of these revisions. HL Advisors agreed to the following fee revisions, each effective January 1, 2009:

•	Permanent breakpoint reductions:

HL Advisors agreed to implement permanent breakpoints to the following Funds’ fee schedules to reduce management fees by 0.0025% at $5 billion and an additional 0.0025% at $10 billion: Global Growth HLS Fund and Growth Opportunities HLS Fund.

•	Money Market HLS Fund: HL Advisors agreed to a permanent reduction in the fee rate on the first $2 billion of assets by 0.05%, which reduced the overall contractual management fees (on a weighted basis) by 0.028%. In addition, HL Advisors eliminated its 0.05% voluntary management fee waiver.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that each Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of each Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for each Fund, which reduces fees as Fund assets grow over time. The Board recognized that Funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that certain Funds may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

   33

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of Peer Funds reflect economies of scale for the benefit of investors as a Peer Fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc., as principal underwriter of the Funds, receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the Sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-advisers that the Sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of the Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes, and its entrepreneurial risk in initiating new Funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Funds and their shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

   34

Item 2. Code of Ethics.
     Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.
Item 3. Audit Committee Financial Expert.
     The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: $173,900 for the fiscal year ended December 31, 2007; $190,900 for the fiscal year ended December 31, 2008.

(b)	Audit Related Fees: $49,209 for the fiscal year ended December 31, 2007; $31,072 for the fiscal year ended December 31, 2008. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $40,333 for the fiscal year ended December 31, 2007; $32,076 for the fiscal year ended December 31, 2008.

(d)	All Other Fees: $0 for the fiscal year ended December 31, 2007; $0 for the fiscal year ended December 31, 2008.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the year ended December 31, 2008, were attributed to work performed by persons other than the principal accountant’s full-time employees.

(g)	Non-Audit Fees: $865,527 for the fiscal year ended December 31, 2007; $671,927 for the fiscal year ended December 31, 2008.

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:
Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson
Item 6. Schedule of Investments
     The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.
Item 11. Controls and Procedures.
(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant’s management, including the Registrant’s officers, as appropriate, to allow timely decisions regarding required disclosure.
(b)	There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

12(a)(3)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.
Date: February 17, 2009	By:	/s/ John C. Walters
John C. Walters
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 17, 2009	By:	/s/ John C. Walters
John C. Walters
Its: President

Date: February 17, 2009	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

	12(a)(1)	Code of Ethics

	12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

99.CERT	12(a)(3)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12 (b)	Section 906 certification of principal executive officer and principal financial officer